UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 - December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2019

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVALTS-ANN-2-1219x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	28
MULTI-HEDGE STRATEGIES FUND	38
COMMODITIES STRATEGY FUND	64
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	71
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	86
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	89
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	95

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2019

than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● See the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by assets under management) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and rebalanced and reconstituted annually.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.70%	3.96%	$ 1,000.00	$ 1,039.60	$ 8.74
Global Managed Futures Strategy Fund	1.69%	2.09%	1,000.00	1,020.90	8.61
Multi-Hedge Strategies Fund	1.65%	1.07%	1,000.00	1,010.70	8.36
Commodities Strategy Fund	1.69%	3.50%	1,000.00	1,035.00	8.67

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.70%	5.00%	$ 1,000.00	$ 1,016.64	$ 8.64
Global Managed Futures Strategy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Multi-Hedge Strategies Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Commodities Strategy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.15%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2019, the Long Short Equity Fund returned 5.54%. The two benchmarks used by the Fund in the period, the HFRX Equity Hedge Index and the S&P 500, returned 10.71% and 31.49%, respectively, for the same one-year period. For another comparison, the Morningstar Long/Short Equity Category Average returned 9.79% for the year.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The year began by rebounding strongly from 2018’s end-of-year plunging markets. The economy had begun to slow, and the trade conflict continued to escalate, leading the U.S. Federal Reserve (the “Fed”) to change its tone from hawkish to dovish. The Fed course reversal became a large driver of the risk market, as the fears of steady rate rises causing a recession quickly dissipated. Equity markets took a short-term hit in May when trade threats against China and Mexico escalated. But like most other recent dips, it was short lived and quickly reversed, as the administration softened its trade rhetoric.

As global growth expectations decreased while the risk of trade conflict escalation and a disorderly Brexit increased, investors continued moving towards safer assets, such as long-term U.S. Treasurys and high-quality stocks. In August, the yield curve between the 2-year and 10-year U.S. Treasury rates briefly inverted, a historical indicator that has presaged past recessions. The markets took the clues and began punishing a whole host of more cyclical industries, while groups with any sort of organic growth (whether profitable or not) became market favorites. The Fed fully abandoned last year’s hawkish stance and cut short-term rates three times during the period, calling it a “midcycle adjustment to policy.”

By the end of year, two political risk events suddenly cleared up. A phase one trade deal was signed with China, which for the time being resolved further escalations. Also, a new election in the UK seems to have resolved the muddy Brexit approach by consolidating power for the new Prime Minister. Both helped to resolve major market uncertainty—and along with the several rate cuts—further contributed to steady U.S. stock market moves higher, with the S&P 500 Index ending the year with a remarkable gain over 30%.

At period end, the Fund held about 147% of assets in long securities, and 87% short, for a net-dollar exposure of 60%. The net exposure averaged 57% during the year (ranging between 52% and 60%). The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.61 during the year. The long positions (on a standalone unlevered basis) averaged a return of 24.0%, compared to the Russell 3000 index return of 30.9%. Short positions returned 30.9% on a stand-alone basis. The underwhelming total return results for the year stem mostly from poor alpha on the long side, while shorts ended up with market-like total returns, serving no better than a simple market hedge this year.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

The Fund’s sector positioning had basically no net impact on the Fund for the full year, contributing -0.2% to attribution. Net long positions in Consumer Staples and Utilities paid off on a beta-adjusted basis, but much of that was offset by underweights in REITs and Financials, both of which did well during the year. The Fund’s fundamental style tilts were the primary negative contributor to the period’s returns, resulting in about -6.8% of the contribution. The Fund’s tilts towards value names and away from high growth companies both underperformed.

A performance factor early in the year was the unprecedented persistence of value names underperforming expensive stocks. The magnitude of cumulative value style underperformance had reached historic levels last seen in the 1999 Tech bubble. In early September, we saw a huge reversal of the above trend over the course of a few days. The weekly move in ‘momentum’ and ‘value’ factors were of magnitudes not seen in a decade. That reversal in value names continued a bit—helping the Fund achieve positive returns in the fourth quarter of the year. A key question going forward is: is the break in expensive momentum names a short-term fluke, or a long overdue rotation back to cheaper companies? The equity style reversal in September may have simply been a knee jerk reaction to the quick pop in interest rates at that time (the compression in yields has highly correlated with the bias towards expensive stocks). History also shows that strong momentum creates crowding in narrow market leaders, and that crowding can turn into a rush to exit as soon as the leading names become more volatile.

The Fund’s strategy is to determine attractiveness of broad groups of stocks relative to their fundamentals. The value factor has seen its risk premium (or embedded valuation) improve as the returns have struggled—implying that the valuation of the stocks (both cheaper and expensive) have spread much further than fundamentals of the companies. To what extent this ‘behavioral’ cycle will continue is a key question—and one that is very difficult to answer. In every market environment there are elements of the macro-economic cycle that are somewhat predictable, and elements that are new and completely unpredictable (global quantitative easing, negative rates, and trade conflicts being the most unique factors this time around). These unique elements can drive market sentiment in ways that are hard to predict.

Focusing on corporate fundamentals tends to produce slightly more predictability. Companies must invest in operations & research to produce sales and earnings—and there are some bounds on how much and how little the companies can earn on that capital before competition comes in to erode them. Given some bounded limits on corporate earnings power, we believe that the valuations awarded the most expensive tiers of the equity market have far surpassed the likely long-term earnings power.

We find some comfort during a poor relative performance period in knowing that, in past periods of value drawdown, the forward performance of the factor has been tremendous due to the rewinding of all the excess valuations.

Positioning

At period end, the Fund’s net dollar exposure was 60%. The Fund maintains its large style bias towards cheaper valuation names, while maintaining moderate free cash flow bias and profitability bias—both of which are styles that have historically helped protect against macro risk in the event of recession. Guggenheim’s macro research team is still wary of a potential recession in the next year or so and vulnerability in overall markets—and the Fund has likewise taken a cautious positioning with quality style characteristics and managed overall market exposure.

From an industry perspective, the Fund now holds a underweight in the Technology sector after prior years of being positioned quite long. The flip in exposure occurred during this year in response to relative attractiveness of the names vis-à-vis other sector opportunities. The net short in Financials has begun to shrink after remaining quite negative for a few years. The largest sector net long exposures are in Healthcare, Consumer Staples, and Transportation. The largest net short exposures exist in Real Estate, Materials, and IT sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	1.2%
Verizon Communications, Inc.	1.2%
AT&T, Inc.	1.1%
Archer-Daniels-Midland Co.	1.1%
Kimberly-Clark Corp.	1.1%
Omnicom Group, Inc.	1.1%
Merck & Company, Inc.	1.0%
Pfizer, Inc.	1.0%
Eli Lilly & Co.	1.0%
Amgen, Inc.	1.0%
Top Ten Total	10.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Long Short Equity Fund	5.54%	1.47%	3.49%
HFRX Equity Hedge Fund Index	10.71%	1.52%	1.16%
S&P 500 Index	31.49%	11.70%	13.56%
Morningstar Long/Short Equity Category Average	9.79%	2.42%	4.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Consumer, Non-cyclical - 30.8%
Archer-Daniels-Midland Co.	7,073	$327,833
Kimberly-Clark Corp.[1]	2,349	323,105
Merck & Company, Inc.[1]	3,494	317,779
Pfizer, Inc.[1]	8,040	315,007
Eli Lilly & Co.	2,379	312,672
Amgen, Inc.[1]	1,261	303,989
McKesson Corp.[1]	2,105	291,164
Johnson & Johnson[1]	1,995	291,011
CVS Health Corp.[1]	3,679	273,313
Gilead Sciences, Inc.[1]	4,184	271,876
Ingredion, Inc.[1]	2,677	248,827
JM Smucker Co.	2,360	245,747
Molson Coors Beverage Co. — Class B1	4,515	243,359
Kellogg Co.	3,508	242,613
Procter & Gamble Co.[1]	1,913	238,934
General Mills, Inc.	4,432	237,378
Sysco Corp.[1]	2,762	236,261
Darling Ingredients, Inc.*	7,985	224,219
Hormel Foods Corp.	4,901	221,084
Medtronic plc	1,864	211,471
Post Holdings, Inc.*	1,925	210,018
Abbott Laboratories	2,166	188,139
Baxter International, Inc.[1]	1,988	166,236
Philip Morris International, Inc.[1]	1,925	163,798
Zimmer Biomet Holdings, Inc.[1]	1,088	162,852
Hologic, Inc.*,1	3,118	162,791
Campbell Soup Co.	3,256	160,912
Jazz Pharmaceuticals plc*,1	1,063	158,685
Becton Dickinson and Co.	562	152,847
Thermo Fisher Scientific, Inc.	450	146,191
Cardinal Health, Inc.[1]	2,799	141,573
Alexion Pharmaceuticals, Inc.*	1,090	117,884
Clorox Co.	761	116,844
PepsiCo, Inc.[1]	803	109,746
Integer Holdings Corp.*,1	1,358	109,224
Herbalife Nutrition Ltd.*	2,272	108,306
B&G Foods, Inc.[2]	5,653	101,358
H&R Block, Inc.	4,160	97,677
United Therapeutics Corp.*	1,089	95,919
Mondelez International, Inc. — Class A	1,716	94,517
Innoviva, Inc.*	6,628	93,853
STERIS plc	610	92,976
TrueBlue, Inc.*	3,825	92,029
Molina Healthcare, Inc.*	678	91,998
TreeHouse Foods, Inc.*	1,791	86,864
Cal-Maine Foods, Inc.	1,885	80,584
John B Sanfilippo & Son, Inc.	862	78,683
Macquarie Infrastructure Corp.	1,703	72,957
UnitedHealth Group, Inc.	241	70,849
Coca-Cola Co.	1,175	65,036
Regeneron Pharmaceuticals, Inc.*	173	64,958
Biogen, Inc.*,1	217	64,390
Hershey Co.	420	61,732
Altria Group, Inc.	1,101	54,951
Cigna Corp.	268	54,803
Anthem, Inc.	180	54,365
Tyson Foods, Inc. — Class A	460	41,878
AbbVie, Inc.	472	41,791
Kraft Heinz Co.	1,228	39,456
Total Consumer, Non-cyclical		9,447,312

Industrial - 15.3%
Norfolk Southern Corp.[1]	1,504	291,971
Lincoln Electric Holdings, Inc.	2,468	238,730
Crane Co.	2,720	234,954
CSX Corp.[1]	3,118	225,618
Caterpillar, Inc.[1]	1,390	205,275
CH Robinson Worldwide, Inc.	2,543	198,863
Gentex Corp.	6,518	188,892
Werner Enterprises, Inc.	4,911	178,711
Landstar System, Inc.	1,509	171,830
FedEx Corp.[1]	1,117	168,902
Kansas City Southern[1]	1,073	164,341
Regal Beloit Corp.	1,876	160,604
Textron, Inc.[1]	3,348	149,321
Honeywell International, Inc.	821	145,317
J.B. Hunt Transport Services, Inc.	1,230	143,639
Union Pacific Corp.[1]	787	142,282
Kennametal, Inc.[1]	3,837	141,547
Schneider National, Inc. — Class B	5,988	130,658
Agilent Technologies, Inc.	1,349	115,083
Heartland Express, Inc.	5,262	110,765
Waters Corp.*,1	473	110,516
Sturm Ruger & Company, Inc.	2,309	108,592
Marten Transport Ltd.	4,983	107,085
Garmin Ltd.	1,070	104,389
Knight-Swift Transportation Holdings, Inc.	2,865	102,682
Oshkosh Corp.	1,073	101,560
Echo Global Logistics, Inc.*	4,862	100,643
Mettler-Toledo International, Inc.*	120	95,194
Old Dominion Freight Line, Inc.	416	78,948
Emerson Electric Co.	989	75,421
Vishay Intertechnology, Inc.	3,216	68,469
3M Co.	359	63,335
MDU Resources Group, Inc.	2,109	62,658
Total Industrial		4,686,795

Consumer, Cyclical - 14.6%
Lear Corp.[1]	1,524	209,093
Southwest Airlines Co.[1]	3,668	197,999
Carnival Corp.	3,555	180,701
World Fuel Services Corp.	4,000	173,680
Las Vegas Sands Corp.[1]	2,490	171,910
Whirlpool Corp.[1]	1,118	164,939
Cracker Barrel Old Country Store, Inc.[2]	1,066	163,887
Autoliv, Inc.	1,900	160,379
BorgWarner, Inc.	3,683	159,769
Allison Transmission Holdings, Inc.[1]	3,271	158,055
Gentherm, Inc.*	3,559	157,984
Extended Stay America, Inc.	10,543	156,669
Brunswick Corp.	2,573	154,329

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value
Delta Air Lines, Inc.	2,582	$150,995
Cummins, Inc.	767	137,262
Wyndham Destinations, Inc.	2,632	136,048
Aptiv plc	1,424	135,237
AutoZone, Inc.*	101	120,322
Toll Brothers, Inc.	2,943	116,278
Starbucks Corp.	1,313	115,439
Polaris, Inc.	1,120	113,904
Norwegian Cruise Line Holdings Ltd.*	1,850	108,058
Royal Caribbean Cruises Ltd.	759	101,334
General Motors Co.	2,632	96,331
PulteGroup, Inc.[1]	2,479	96,185
United Airlines Holdings, Inc.*,1	1,023	90,116
SkyWest, Inc.	1,350	87,250
Lennar Corp. — Class A1	1,516	84,578
Goodyear Tire & Rubber Co.	5,345	83,141
DR Horton, Inc.	1,456	76,804
Allegiant Travel Co. — Class A	394	68,572
NIKE, Inc. — Class B	672	68,080
JetBlue Airways Corp.*,1	3,314	62,038
Home Depot, Inc.[1]	283	61,802
Walmart, Inc.	510	60,608
Mohawk Industries, Inc.*	417	56,870
Costco Wholesale Corp.	168	49,379
Total Consumer, Cyclical		4,486,025

Utilities - 11.0%
AES Corp.[1]	13,679	272,212
PPL Corp.[1]	7,431	266,624
Exelon Corp.[1]	5,745	261,915
FirstEnergy Corp.[1]	5,357	260,350
Evergy, Inc.	3,895	253,526
NRG Energy, Inc.	6,098	242,395
Portland General Electric Co.	4,042	225,503
Pinnacle West Capital Corp.[1]	2,457	220,958
Ameren Corp.	2,641	202,829
National Fuel Gas Co.[1]	4,309	200,541
Vistra Energy Corp.	8,539	196,312
Avangrid, Inc.	3,813	195,073
Public Service Enterprise Group, Inc.	2,773	163,746
Southern Co.	2,424	154,409
Entergy Corp.	861	103,148
NiSource, Inc.	3,191	88,837
Avista Corp.[1]	1,304	62,709
Total Utilities		3,371,087

Communications - 9.5%
Verizon Communications, Inc.[1]	6,156	377,979
AT&T, Inc.[1]	8,547	334,017
Omnicom Group, Inc.	3,986	322,946
Alphabet, Inc. — Class C*	209	279,437
Discovery, Inc. — Class A*,1,2	5,395	176,632
eBay, Inc.	4,802	173,400
Booking Holdings, Inc.*	80	164,298
AMC Networks, Inc. — Class A*	3,838	151,601
Amazon.com, Inc.*	82	151,523
News Corp. — Class A	10,557	149,276
Facebook, Inc. — Class A*,1	621	127,460
Yelp, Inc. — Class A*	3,090	107,625
TEGNA, Inc.	5,520	92,129
Juniper Networks, Inc.[1]	3,286	80,934
Scholastic Corp.	1,800	69,210
Cisco Systems, Inc.[1]	1,266	60,717
Comcast Corp. — Class A	1,131	50,861
Walt Disney Co.	343	49,608
Total Communications		2,919,653

Financial - 7.8%
Equity Commonwealth REIT[1]	8,938	293,435
Weingarten Realty Investors REIT	8,268	258,292
Lexington Realty Trust REIT	23,586	250,483
JPMorgan Chase & Co.[1]	1,257	175,226
Apartment Investment & Management Co. — Class A REIT	3,313	171,117
Brixmor Property Group, Inc. REIT	7,297	157,688
Berkshire Hathaway, Inc. — Class B*	558	126,387
Summit Hotel Properties, Inc. REIT	9,929	122,524
Deluxe Corp.	1,833	91,503
Bank of America Corp.	2,495	87,874
Janus Henderson Group plc	3,466	84,744
Wells Fargo & Co.	1,343	72,253
Sunstone Hotel Investors, Inc. REIT	4,898	68,180
Visa, Inc. — Class A1	342	64,262
M&T Bank Corp.	376	63,826
Comerica, Inc.	876	62,853
Travelers Companies, Inc.	457	62,586
U.S. Bancorp	1,046	62,017
Hartford Financial Services Group, Inc.[1]	997	60,588
Franklin Resources, Inc.	2,310	60,014
Total Financial		2,395,852

Energy - 6.0%
Exxon Mobil Corp.	5,494	383,371
Chevron Corp.	2,351	283,319
Valero Energy Corp.[1]	1,645	154,054
Devon Energy Corp.	5,411	140,524
Kinder Morgan, Inc.	6,419	135,890
ConocoPhillips	1,926	125,248
Phillips 66[1]	1,088	121,214
HollyFrontier Corp.[1]	2,384	120,893
CVR Energy, Inc.	2,542	102,773
Delek US Holdings, Inc.[1]	3,054	102,401
ONEOK, Inc.	1,015	76,805
EOG Resources, Inc.	563	47,157
Pioneer Natural Resources Co.	306	46,319
Total Energy		1,839,968

Technology - 4.2%
Microsoft Corp.	1,804	284,491
Apple, Inc.	919	269,865
Activision Blizzard, Inc.	2,017	119,850
Oracle Corp.[1]	1,819	96,370
Skyworks Solutions, Inc.[1]	606	73,254
Texas Instruments, Inc.	518	66,454

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value
Teradata Corp.*	2,431	$65,078
Intel Corp.[1]	1,065	63,740
International Business Machines Corp.	456	61,122
QUALCOMM, Inc.	678	59,820
Micron Technology, Inc.*	1,104	59,373
Cognizant Technology Solutions Corp. — Class A	817	50,670
Total Technology		1,270,087

Basic Materials - 0.2%
Domtar Corp.	1,874	71,662

Total Common Stocks
(Cost $27,529,990)		30,488,441

MONEY MARKET FUND† - 3.0%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class 1.47%[3]	929,502	929,502
Total Money Market Fund
(Cost $929,502)		929,502

SECURITIES LENDING COLLATERAL†,4 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[3]	239,621	239,621
Total Securities Lending Collateral
(Cost $239,621)		239,621

Total Investments - 103.2%
(Cost $28,699,113)		$31,657,564
Other Assets & Liabilities, net - (3.2)%		(974,142)
Total Net Assets - 100.0%		$30,683,422

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	03/27/24	$7,235,320	$497,122
Goldman Sachs International	GS Equity Custom Basket	2.00% (Fed Funds Rate + 0.45%)	At Maturity	05/06/24	7,224,745	496,788
					$14,460,065	$993,910
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(1.25)% (Fed Funds Rate - 0.30%)	At Maturity	03/27/24	$13,510,573	$(945,217)
Goldman Sachs International	GS Equity Custom Basket	(1.35)% (Fed Funds Rate - 0.20%)	At Maturity	05/06/24	12,864,533	(770,069)
					$26,375,106	$(1,715,286)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Technology
Apple, Inc.	216	0.88%	$15,807
Microsoft Corp.	424	0.92%	15,260
Skyworks Solutions, Inc.	142	0.24%	7,414
Activision Blizzard, Inc.	474	0.39%	2,772
QUALCOMM, Inc.	159	0.19%	2,116
Micron Technology, Inc.	259	0.19%	1,957
Intel Corp.	250	0.21%	1,857
Texas Instruments, Inc.	121	0.21%	(6)
Oracle Corp.	428	0.31%	(73)
Cognizant Technology Solutions Corp. — Class A	192	0.16%	(139)
International Business Machines Corp.	107	0.20%	(1,287)
Teradata Corp.	572	0.21%	(1,575)
Total Technology			44,103

Utilities
AES Corp.	3,218	0.89%	9,624
FirstEnergy Corp.	1,260	0.85%	7,322
PPL Corp.	1,748	0.87%	6,860
Southern Co.	570	0.50%	3,923
Portland General Electric Co.	951	0.73%	3,080
Avangrid, Inc.	897	0.63%	1,995
NRG Energy, Inc.	1,435	0.79%	1,946
NiSource, Inc.	751	0.29%	1,029
Ameren Corp.	621	0.66%	892
Avista Corp.	306	0.20%	727
Entergy Corp.	202	0.33%	427
Evergy, Inc.	916	0.82%	(143)
Public Service Enterprise Group, Inc.	652	0.53%	(752)
Exelon Corp.	1,351	0.85%	(2,715)
Pinnacle West Capital Corp.	578	0.72%	(2,800)
Vistra Energy Corp.	2,289	0.73%	(7,330)
National Fuel Gas Co.	1,014	0.65%	(10,825)
Total Utilities			13,260

Consumer, Cyclical
World Fuel Services Corp.	869	0.52%	11,954
Carnival Corp.	836	0.59%	6,889
Las Vegas Sands Corp.	585	0.56%	6,345
Lear Corp.	358	0.68%	4,816
Norwegian Cruise Line Holdings Ltd.	435	0.35%	4,355
BorgWarner, Inc.	1,024	0.61%	4,070
Aptiv plc	415	0.54%	3,970
Autoliv, Inc.	447	0.52%	3,805
Wyndham Destinations, Inc.	619	0.44%	3,521
Royal Caribbean Cruises Ltd.	178	0.33%	3,353
Southwest Airlines Co.	863	0.64%	3,222
AutoZone, Inc.	23	0.38%	3,199
Gentherm, Inc.	837	0.51%	2,827
Delta Air Lines, Inc.	607	0.49%	2,663
Allison Transmission Holdings, Inc.	769	0.51%	2,392
Walmart, Inc.	120	0.20%	2,259
DR Horton, Inc.	342	0.25%	2,235
Toll Brothers, Inc.	692	0.38%	2,214
Cummins, Inc.	180	0.45%	2,108
JetBlue Airways Corp.	779	0.20%	2,010
PulteGroup, Inc.	583	0.31%	1,539
Home Depot, Inc.	66	0.20%	1,531
NIKE, Inc. — Class B	158	0.22%	1,495
United Airlines Holdings, Inc.	240	0.29%	760
SkyWest, Inc.	317	0.28%	683
Extended Stay America, Inc.	2,480	0.51%	645
Brunswick Corp.	605	0.50%	591
Allegiant Travel Co. — Class A	92	0.22%	440
Starbucks Corp.	309	0.38%	295
Polaris, Inc.	263	0.37%	67
Costco Wholesale Corp.	39	0.16%	(358)
Mohawk Industries, Inc.	98	0.18%	(746)
Lennar Corp. — Class A	356	0.27%	(937)
Whirlpool Corp.	263	0.54%	(1,001)
Goodyear Tire & Rubber Co.	1,257	0.27%	(1,074)
General Motors Co.	619	0.31%	(1,568)
Cracker Barrel Old Country Store, Inc.	251	0.53%	(1,572)
Total Consumer, Cyclical			78,997

Consumer, Non-cyclical
CVS Health Corp.	865	0.89%	16,929
Eli Lilly & Co.	559	1.02%	13,427
Darling Ingredients, Inc.	1,878	0.73%	12,584
Amgen, Inc.	296	0.99%	11,223
Sysco Corp.	649	0.77%	10,436
McKesson Corp.	466	0.89%	8,951
Medtronic plc	438	0.69%	8,080
Merck & Company, Inc.	822	1.03%	7,043
Archer-Daniels-Midland Co.	1,664	1.07%	6,279
Kellogg Co.	825	0.79%	6,258
Zimmer Biomet Holdings, Inc.	256	0.53%	6,181
Kimberly-Clark Corp.	552	1.05%	5,191
Hologic, Inc.	733	0.53%	4,829

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Thermo Fisher Scientific, Inc.	106	0.48%	$4,617
Johnson & Johnson	469	0.95%	4,603
Campbell Soup Co.	766	0.52%	3,952
Molina Healthcare, Inc.	159	0.30%	3,748
Procter & Gamble Co.	450	0.78%	3,718
Jazz Pharmaceuticals plc	250	0.52%	3,632
Becton Dickinson and Co.	132	0.50%	3,481
Biogen, Inc.	51	0.21%	3,363
Hormel Foods Corp.	1,153	0.72%	3,246
Abbott Laboratories	509	0.61%	2,971
PepsiCo, Inc.	189	0.36%	2,793
Anthem, Inc.	42	0.18%	2,724
Herbalife Nutrition Ltd.	534	0.35%	2,221
Integer Holdings Corp.	319	0.35%	2,207
UnitedHealth Group, Inc.	56	0.23%	2,197
Post Holdings, Inc.	452	0.68%	1,715
Macquarie Infrastructure Corp.	400	0.24%	1,642
Baxter International, Inc.	467	0.54%	1,641
Innoviva, Inc.	1,559	0.31%	1,599
Cardinal Health, Inc.	1,168	0.82%	1,552
Gilead Sciences, Inc.	984	0.88%	1,544
Regeneron Pharmaceuticals, Inc.	40	0.21%	1,509
TrueBlue, Inc.	900	0.30%	1,486
General Mills, Inc.	1,042	0.77%	1,412
Ingredion, Inc.	629	0.81%	1,196
Alexion Pharmaceuticals, Inc.	256	0.38%	1,185
Clorox Co.	179	0.38%	1,113
Coca-Cola Co.	276	0.21%	1,007
STERIS plc	143	0.30%	910
Cigna Corp.	63	0.18%	871
Altria Group, Inc.	259	0.18%	792
Mondelez International, Inc. — Class A	403	0.31%	781
Kraft Heinz Co.	289	0.13%	314
AbbVie, Inc.	111	0.14%	188
Cal-Maine Foods, Inc.	443	0.26%	74
Pfizer, Inc.	1,891	1.02%	0
Tyson Foods, Inc. — Class A	108	0.14%	(28)
Molson Coors Beverage Co. — Class B	1,062	0.79%	(248)
United Therapeutics Corp.	256	0.31%	(256)
TreeHouse Foods, Inc.	421	0.28%	(282)
Philip Morris International, Inc.	453	0.53%	(509)
Hershey Co.	99	0.20%	(747)
John B Sanfilippo & Son, Inc.	203	0.26%	(1,226)
JM Smucker Co.	555	0.80%	(2,175)
B&G Foods, Inc.	1,330	0.33%	(2,442)
H&R Block, Inc.	978	0.32%	(4,207)
Total Consumer, Non-cyclical			177,295

Financial
JPMorgan Chase & Co.	295	0.57%	11,282
Weingarten Realty Investors	1,945	0.84%	4,670
Bank of America Corp.	587	0.29%	3,977
Deluxe Corp.	431	0.30%	3,109
Berkshire Hathaway, Inc. — Class B	131	0.41%	2,793
Janus Henderson Group plc	815	0.28%	2,696
Brixmor Property Group, Inc.	1,717	0.51%	2,683
Hartford Financial Services Group, Inc.	234	0.20%	2,628
Summit Hotel Properties, Inc.	2,336	0.40%	2,090
Wells Fargo & Co.	316	0.23%	1,597
Lexington Realty Trust	5,549	0.81%	1,352
Apartment Investment & Management Co. — Class A	779	0.56%	966
Visa, Inc. — Class A	80	0.21%	680
M&T Bank Corp.	88	0.21%	673
Comerica, Inc.	206	0.20%	622
U.S. Bancorp	246	0.20%	240
Equity Commonwealth	2,103	0.95%	(5)
Sunstone Hotel Investors, Inc.	1,152	0.22%	(21)
Travelers Companies, Inc.	107	0.20%	(374)
Franklin Resources, Inc.	963	0.35%	(954)
Total Financial			40,704

Energy
Devon Energy Corp.	1,273	0.46%	5,115
ConocoPhillips	453	0.41%	4,942
Phillips 66	256	0.39%	3,700
Valero Energy Corp.	387	0.50%	2,282
Kinder Morgan, Inc.	1,510	0.44%	1,786
EOG Resources, Inc.	132	0.15%	1,418
ONEOK, Inc.	238	0.25%	1,303
Pioneer Natural Resources Co.	72	0.15%	1,286
HollyFrontier Corp.	560	0.39%	369
Chevron Corp.	553	0.92%	(1,029)
Delek US Holdings, Inc.	718	0.33%	(2,469)
CVR Energy, Inc.	598	0.33%	(3,665)
Exxon Mobil Corp.	1,292	1.27%	(8,600)
Total Energy			6,438

Communications
AT&T, Inc.	2,011	1.09%	8,351
Alphabet, Inc. — Class C	49	0.91%	6,280

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Discovery, Inc. — Class A	1,269	0.57%	$5,299
Facebook, Inc. — Class A	146	0.41%	5,253
News Corp. — Class A	2,484	0.49%	3,825
Omnicom Group, Inc.	937	1.05%	3,487
TEGNA, Inc.	1,298	0.30%	3,092
Amazon.com, Inc.	19	0.49%	2,608
Booking Holdings, Inc.	18	0.51%	1,829
Verizon Communications, Inc.	1,448	1.23%	1,686
Juniper Networks, Inc.	773	0.26%	931
Yelp, Inc. — Class A	727	0.35%	276
Scholastic Corp.	423	0.22%	(69)
Comcast Corp. — Class A	266	0.17%	(97)
Walt Disney Co.	80	0.16%	(217)
AMC Networks, Inc. — Class A	903	0.49%	(253)
Cisco Systems, Inc.	297	0.20%	(854)
eBay, Inc.	1,130	0.56%	(1,873)
Total Communications			39,554

Industrial
Kansas City Southern	252	0.53%	9,049
Lincoln Electric Holdings, Inc.	580	0.78%	7,858
Caterpillar, Inc.	327	0.67%	7,185
Regal Beloit Corp.	441	0.52%	6,732
Crane Co.	640	0.76%	6,136
Norfolk Southern Corp.	354	0.95%	5,528
Agilent Technologies, Inc.	317	0.37%	5,324
Oshkosh Corp.	252	0.33%	5,194
Union Pacific Corp.	185	0.46%	5,088
Old Dominion Freight Line, Inc.	97	0.25%	4,474
Marten Transport Ltd.	1,172	0.35%	3,861
Mettler-Toledo International, Inc.	28	0.31%	3,433
Garmin Ltd.	251	0.34%	3,420
Gentex Corp.	1,533	0.61%	3,315
Honeywell International, Inc.	193	0.47%	3,196
Landstar System, Inc.	355	0.56%	3,127
Knight-Swift Transportation Holdings, Inc.	674	0.33%	3,006
Emerson Electric Co.	232	0.24%	2,901
Werner Enterprises, Inc.	1,155	0.58%	2,734
Vishay Intertechnology, Inc.	756	0.22%	2,612
Kennametal, Inc.	902	0.46%	2,424
Heartland Express, Inc.	1,238	0.36%	2,125
Schneider National, Inc. — Class B	1,409	0.42%	1,668
Sturm Ruger & Company, Inc.	543	0.35%	1,360
CSX Corp.	733	0.73%	456
3M Co.	84	0.20%	454
MDU Resources Group, Inc.	496	0.20%	283
J.B. Hunt Transport Services, Inc.	289	0.47%	186
Waters Corp.	111	0.36%	(92)
Echo Global Logistics, Inc.	1,144	0.33%	(354)
CH Robinson Worldwide, Inc.	598	0.65%	(1,336)
Textron, Inc.	787	0.49%	(2,283)
FedEx Corp.	404	0.84%	(3,559)
Total Industrial			95,505

Basic Materials
Domtar Corp.	441	0.23%	1,266
Total MS Equity Long Custom Basket			$497,122

MS EQUITY SHORT CUSTOM BASKET

Utilities
California Water Service Group	895	(0.34)%	1,073
PNM Resources, Inc.	930	(0.35)%	460
Eversource Energy	558	(0.35)%	(571)
South Jersey Industries, Inc.	1,477	(0.36)%	(747)
Sempra Energy	205	(0.23)%	(947)
WEC Energy Group, Inc.	514	(0.35)%	(981)
Alliant Energy Corp.	858	(0.35)%	(1,340)
NextEra Energy, Inc.	113	(0.20)%	(1,433)
MGE Energy, Inc.	404	(0.24)%	(1,662)
American States Water Co.	888	(0.57)%	(2,419)
Atmos Energy Corp.	414	(0.34)%	(3,451)
American Water Works Company, Inc.	644	(0.59)%	(5,456)
Dominion Energy, Inc.	3,672	(2.25)%	(16,979)
Total Utilities			(34,453)

Financial
WP Carey, Inc.	1,975	(1.17)%	13,319
Realty Income Corp.	2,183	(1.19)%	7,519
Essential Properties Realty Trust, Inc.	3,787	(0.70)%	6,272
Acadia Realty Trust	2,189	(0.42)%	5,265
CME Group, Inc. — Class A	221	(0.33)%	1,077
Northwest Bancshares, Inc.	3,431	(0.42)%	965
American Assets Trust, Inc.	2,812	(0.96)%	216
National Storage Affiliates Trust	1,469	(0.37)%	20
UDR, Inc.	2,124	(0.73)%	(96)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
American Campus Communities, Inc.	3,478	(1.21)%	$(402)
BancorpSouth Bank	1,713	(0.40)%	(409)
Camden Property Trust	616	(0.48)%	(677)
Intercontinental Exchange, Inc.	1,153	(0.79)%	(859)
Agree Realty Corp.	2,450	(1.27)%	(1,236)
Capitol Federal Financial, Inc.	3,979	(0.40)%	(1,623)
Armada Hoffler Properties, Inc.	5,846	(0.79)%	(1,654)
BankUnited, Inc.	868	(0.23)%	(1,668)
Atlantic Union Bankshares Corp.	1,185	(0.33)%	(1,792)
Americold Realty Trust	9,754	(2.53)%	(1,807)
Global Net Lease, Inc.	2,671	(0.40)%	(1,822)
Reinsurance Group of America, Inc. — Class A	898	(1.08)%	(2,241)
Columbia Financial, Inc.	3,111	(0.39)%	(4,435)
Douglas Emmett, Inc.	1,458	(0.47)%	(4,436)
STAG Industrial, Inc.	2,643	(0.62)%	(4,871)
RenaissanceRe Holdings Ltd.	501	(0.73)%	(5,047)
Brown & Brown, Inc.	3,094	(0.90)%	(5,058)
QTS Realty Trust, Inc. — Class A	1,486	(0.60)%	(5,176)
Healthcare Realty Trust, Inc.	4,410	(1.09)%	(5,262)
Washington Real Estate Investment Trust	3,188	(0.69)%	(5,687)
Synovus Financial Corp.	1,340	(0.39)%	(5,726)
Crown Castle International Corp.	513	(0.54)%	(6,791)
STORE Capital Corp.	3,451	(0.95)%	(9,017)
Old National Bancorp	7,318	(0.99)%	(9,342)
Glacier Bancorp, Inc.	1,469	(0.50)%	(9,501)
People’s United Financial, Inc.	7,404	(0.93)%	(10,066)
Valley National Bancorp	6,891	(0.58)%	(10,355)
BOK Financial Corp.	1,389	(0.90)%	(11,135)
American Tower Corp. — Class A	640	(1.09)%	(13,087)
Arthur J Gallagher & Co.	1,668	(1.18)%	(14,545)
Equinix, Inc.	121	(0.52)%	(15,039)
Athene Holding Ltd. — Class A	1,891	(0.66)%	(15,189)
EastGroup Properties, Inc.	780	(0.77)%	(15,674)
Fifth Third Bancorp	4,039	(0.92)%	(15,757)
SBA Communications Corp.	505	(0.90)%	(15,821)
Alexandria Real Estate Equities, Inc.	1,325	(1.58)%	(15,997)
Easterly Government Properties, Inc.	9,259	(1.63)%	(17,230)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Everest Re Group Ltd.	442	(0.91)%	$(17,433)
First Republic Bank	1,199	(1.04)%	(19,792)
Hudson Pacific Properties, Inc.	6,232	(1.74)%	(21,626)
RLI Corp.	1,586	(1.06)%	(23,500)
Sun Communities, Inc.	1,160	(1.29)%	(35,120)
Terreno Realty Corp.	3,554	(1.42)%	(38,198)
Rexford Industrial Realty, Inc.	4,557	(1.54)%	(41,750)
Total Financial			(429,296)

Technology
Appian Corp.	546	(0.15)%	8,483
Workday, Inc. — Class A	136	(0.17)%	4,587
Elastic N.V.	245	(0.12)%	2,694
Alteryx, Inc. — Class A	210	(0.16)%	2,370
MongoDB, Inc.	219	(0.21)%	2,024
Veeva Systems, Inc. — Class A	153	(0.16)%	1,906
Atlassian Corporation plc — Class A	174	(0.15)%	1,127
Intuit, Inc.	116	(0.22)%	908
ServiceNow, Inc.	89	(0.19)%	670
Zscaler, Inc.	403	(0.14)%	429
Manhattan Associates, Inc.	238	(0.14)%	416
Twilio, Inc. — Class A	184	(0.13)%	(44)
Aspen Technology, Inc.	192	(0.17)%	(121)
Workiva, Inc.	446	(0.14)%	(460)
LivePerson, Inc.	510	(0.14)%	(601)
Paychex, Inc.	739	(0.47)%	(841)
Guidewire Software, Inc.	195	(0.16)%	(1,174)
Coupa Software, Inc.	166	(0.18)%	(1,578)
Fair Isaac Corp.	67	(0.19)%	(1,626)
Appfolio, Inc. — Class A	176	(0.14)%	(1,701)
HubSpot, Inc.	319	(0.37)%	(1,930)
Accenture plc — Class A	78	(0.12)%	(1,997)
PROS Holdings, Inc.	346	(0.15)%	(2,543)
Tyler Technologies, Inc.	54	(0.12)%	(2,651)
ANSYS, Inc.	79	(0.15)%	(3,386)
ExlService Holdings, Inc.	1,397	(0.72)%	(4,530)
Smartsheet, Inc. — Class A	816	(0.27)%	(4,645)
Broadcom, Inc.	109	(0.25)%	(4,889)
Paycom Software, Inc.	100	(0.20)%	(4,903)
Five9, Inc.	284	(0.14)%	(4,944)
Adobe, Inc.	159	(0.39)%	(5,901)
Monolithic Power Systems, Inc.	141	(0.19)%	(5,985)
Science Applications International Corp.	1,668	(1.07)%	(7,103)
DocuSign, Inc.	666	(0.37)%	(7,460)
EPAM Systems, Inc.	405	(0.64)%	(9,300)
Black Knight, Inc.	1,769	(0.84)%	(9,617)
ACI Worldwide, Inc.	2,510	(0.70)%	(10,433)
salesforce.com, Inc.	690	(0.83)%	(10,466)
Genpact Ltd.	2,660	(0.83)%	(10,776)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CACI International, Inc. — Class A	613	(1.13)%	$(16,092)
Envestnet, Inc.	1,246	(0.64)%	(18,879)
Splunk, Inc.	608	(0.67)%	(19,827)
Total Technology			(150,789)

Consumer, Non-cyclical
Rollins, Inc.	1,206	(0.30)%	5,256
Guardant Health, Inc.	301	(0.17)%	3,877
Verisk Analytics, Inc. — Class A	216	(0.24)%	2,155
Gartner, Inc.	513	(0.59)%	2,150
Glaukos Corp.	288	(0.12)%	1,251
FleetCor Technologies, Inc.	274	(0.58)%	1,049
Avalara, Inc.	252	(0.14)%	(152)
Booz Allen Hamilton Holding Corp.	415	(0.22)%	(745)
Bright Horizons Family Solutions, Inc.	518	(0.58)%	(1,221)
Intuitive Surgical, Inc.	28	(0.12)%	(1,662)
Illumina, Inc.	51	(0.13)%	(1,989)
LiveRamp Holdings, Inc.	423	(0.15)%	(2,301)
ResMed, Inc.	104	(0.12)%	(2,629)
Viad Corp.	1,236	(0.62)%	(3,241)
Paylocity Holding Corp.	138	(0.12)%	(3,719)
IHS Markit Ltd.	365	(0.20)%	(4,582)
PayPal Holdings, Inc.	952	(0.76)%	(6,133)
Euronet Worldwide, Inc.	463	(0.54)%	(6,213)
MarketAxess Holdings, Inc.	121	(0.34)%	(7,764)
WEX, Inc.	734	(1.14)%	(10,464)
Brink’s Co.	972	(0.65)%	(11,375)
Avery Dennison Corp.	883	(0.85)%	(17,625)
Total Consumer, Non-cyclical			(66,077)

Basic Materials
WR Grace & Co.	1,671	(0.86)%	10,977
Allegheny Technologies, Inc.	2,037	(0.31)%	9,798
Livent Corp.	1	0.00%	2
Carpenter Technology Corp.	1,669	(0.61)%	(1,000)
Kaiser Aluminum Corp.	718	(0.59)%	(5,971)
Southern Copper Corp.	1,378	(0.43)%	(7,500)
Air Products & Chemicals, Inc.	348	(0.61)%	(8,268)
Steel Dynamics, Inc.	1,479	(0.37)%	(8,471)
Balchem Corp.	1,198	(0.90)%	(10,709)
Reliance Steel & Aluminum Co.	509	(0.45)%	(11,429)
Commercial Metals Co.	2,378	(0.39)%	(11,614)
Freeport-McMoRan, Inc.	5,467	(0.53)%	(12,707)
Compass Minerals International, Inc.	1,923	(0.87)%	(13,717)
PPG Industries, Inc.	781	(0.77)%	(15,816)
RPM International, Inc.	1,382	(0.79)%	(19,070)
Sherwin-Williams Co.	200	(0.86)%	(19,437)
Linde plc	993	(1.58)%	(22,509)
Total Basic Materials			(147,441)

Consumer, Cyclical
Wingstop, Inc.	892	(0.57)%	6,125
McDonald’s Corp.	155	(0.23)%	1,181
Toro Co.	740	(0.44)%	(5,195)
Total Consumer, Cyclical			2,111

Communications
8x8, Inc.	3,492	(0.47)%	7,142
Proofpoint, Inc.	700	(0.59)%	2,742
Palo Alto Networks, Inc.	296	(0.51)%	2,520
Okta, Inc.	249	(0.21)%	1,535
VeriSign, Inc.	122	(0.17)%	521
Charter Communications, Inc. — Class A	63	(0.23)%	(1,559)
Zendesk, Inc.	1,007	(0.57)%	(2,174)
Anaplan, Inc.	460	(0.18)%	(2,493)
Trade Desk, Inc. — Class A	79	(0.15)%	(3,244)
RingCentral, Inc. — Class A	135	(0.17)%	(6,011)
Q2 Holdings, Inc.	1,119	(0.67)%	(8,536)
Total Communications			(9,557)

Industrial
HEICO Corp.	355	(0.30)%	5,103
Roper Technologies, Inc.	166	(0.44)%	2,437
Ball Corp.	1,342	(0.64)%	1,350
Exponent, Inc.	843	(0.43)%	960
Materion Corp.	1,771	(0.78)%	(2,900)
Casella Waste Systems, Inc. — Class A	1,078	(0.37)%	(3,017)
Universal Display Corp.	113	(0.17)%	(3,737)
Sonoco Products Co.	1,001	(0.46)%	(6,105)
Westinghouse Air Brake Technologies Corp.	618	(0.36)%	(8,205)
Vulcan Materials Co.	890	(0.95)%	(9,595)
Worthington Industries, Inc.	2,610	(0.81)%	(14,181)
Martin Marietta Materials, Inc.	497	(1.03)%	(27,725)
TransDigm Group, Inc.	377	(1.56)%	(39,741)
Total Industrial			(105,356)

Energy
Warrior Met Coal, Inc.	2,446	(0.38)%	(4,359)
Total MS Equity Short Custom Basket			$(945,217)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Communications
Alphabet, Inc. — Class C	49	0.91%	$8,910
AT&T, Inc.	2,011	1.09%	7,697
Verizon Communications, Inc.	1,448	1.23%	5,845
News Corp. — Class A	2,484	0.49%	4,419
Discovery, Inc. — Class A	1,269	0.58%	4,311
Facebook, Inc. — Class A	146	0.41%	3,711
Amazon.com, Inc.	19	0.49%	2,464
Scholastic Corp.	423	0.23%	2,310
TEGNA, Inc.	1,298	0.30%	2,227
Omnicom Group, Inc.	937	1.05%	2,128
Booking Holdings, Inc.	18	0.51%	1,902
Juniper Networks, Inc.	773	0.26%	827
Yelp, Inc. — Class A	727	0.35%	400
Comcast Corp. — Class A	266	0.17%	(96)
Walt Disney Co.	80	0.16%	(244)
AMC Networks, Inc. — Class A	903	0.49%	(286)
Cisco Systems, Inc.	297	0.20%	(1,593)
eBay, Inc.	1,130	0.56%	(2,030)
Total Communications			42,902

Consumer, Non-cyclical
CVS Health Corp.	865	0.89%	16,371
Darling Ingredients, Inc.	1,878	0.73%	15,147
Eli Lilly & Co.	559	1.02%	13,143
Amgen, Inc.	296	0.99%	12,334
Ingredion, Inc.	629	0.81%	7,889
Zimmer Biomet Holdings, Inc.	256	0.53%	7,608
Sysco Corp.	649	0.77%	7,255
Archer-Daniels-Midland Co.	1,664	1.07%	6,815
Merck & Company, Inc.	822	1.03%	6,546
Kellogg Co.	825	0.79%	6,168
Medtronic plc	438	0.69%	5,734
Jazz Pharmaceuticals plc	250	0.52%	4,856
Becton Dickinson and Co.	132	0.50%	4,613
Johnson & Johnson	469	0.95%	4,267
Thermo Fisher Scientific, Inc.	106	0.48%	3,858
Campbell Soup Co.	766	0.52%	3,743
Molina Healthcare, Inc.	159	0.30%	3,468
Biogen, Inc.	51	0.21%	3,404
Hormel Foods Corp.	1,153	0.72%	3,173
Hologic, Inc.	733	0.53%	3,167
Philip Morris International, Inc.	453	0.53%	3,014
Procter & Gamble Co.	450	0.78%	3,002
Anthem, Inc.	42	0.18%	2,686
Abbott Laboratories	509	0.61%	2,593
TrueBlue, Inc.	900	0.30%	2,532
McKesson Corp.	466	0.89%	2,405
Cardinal Health, Inc.	1,168	0.82%	2,360
Post Holdings, Inc.	452	0.68%	2,290
Herbalife Nutrition Ltd.	534	0.35%	2,277
Baxter International, Inc.	467	0.54%	2,203
UnitedHealth Group, Inc.	56	0.23%	2,131
Kimberly-Clark Corp.	552	1.05%	1,894
Macquarie Infrastructure Corp.	400	0.24%	1,540
Regeneron Pharmaceuticals, Inc.	40	0.21%	1,422
Innoviva, Inc.	1,559	0.31%	1,277
Clorox Co.	179	0.38%	1,231
Integer Holdings Corp.	319	0.36%	1,223
Alexion Pharmaceuticals, Inc.	256	0.38%	1,094
General Mills, Inc.	1,042	0.77%	945
Coca-Cola Co.	276	0.21%	921
Cigna Corp.	63	0.18%	898
Cal-Maine Foods, Inc.	443	0.26%	889
STERIS plc	143	0.30%	873
Altria Group, Inc.	259	0.18%	824
PepsiCo, Inc.	189	0.36%	684
Molson Coors Beverage Co. — Class B	1,062	0.79%	467
Kraft Heinz Co.	289	0.13%	392
Mondelez International, Inc. — Class A	403	0.31%	338
AbbVie, Inc.	111	0.14%	123
Tyson Foods, Inc. — Class A	108	0.14%	93
TreeHouse Foods, Inc.	421	0.28%	(311)
United Therapeutics Corp.	256	0.31%	(470)
Gilead Sciences, Inc.	984	0.89%	(487)
Hershey Co.	99	0.20%	(817)
John B Sanfilippo & Son, Inc.	203	0.26%	(1,207)
B&G Foods, Inc.	1,330	0.33%	(2,961)
JM Smucker Co.	555	0.80%	(3,291)
Pfizer, Inc.	1,891	1.03%	(3,613)
H&R Block, Inc.	978	0.32%	(4,590)
Total Consumer, Non-cyclical			166,433

Consumer, Cyclical
World Fuel Services Corp.	869	0.52%	8,716
Carnival Corp.	836	0.59%	6,798
Las Vegas Sands Corp.	585	0.56%	6,313
Norwegian Cruise Line Holdings Ltd.	435	0.35%	4,289
Lear Corp.	358	0.68%	4,271
Aptiv plc	415	0.55%	4,022
BorgWarner, Inc.	1,024	0.61%	3,954
Autoliv, Inc.	447	0.52%	3,628

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Wyndham Destinations, Inc.	619	0.44%	$3,469
Royal Caribbean Cruises Ltd.	178	0.33%	3,310
Allison Transmission Holdings, Inc.	769	0.51%	3,253
AutoZone, Inc.	23	0.38%	3,135
Gentherm, Inc.	837	0.51%	2,790
Southwest Airlines Co.	863	0.64%	2,675
DR Horton, Inc.	342	0.25%	2,113
Toll Brothers, Inc.	692	0.38%	1,737
PulteGroup, Inc.	583	0.31%	1,521
Delta Air Lines, Inc.	607	0.49%	1,509
NIKE, Inc. — Class B	158	0.22%	1,463
Cummins, Inc.	180	0.45%	1,237
Walmart, Inc.	120	0.20%	1,144
Home Depot, Inc.	66	0.20%	1,034
SkyWest, Inc.	317	0.28%	769
Brunswick Corp.	605	0.50%	706
Extended Stay America, Inc.	2,480	0.51%	628
Allegiant Travel Co. — Class A	92	0.22%	470
Starbucks Corp.	309	0.38%	272
United Airlines Holdings, Inc.	240	0.29%	204
Polaris, Inc.	263	0.37%	89
JetBlue Airways Corp.	779	0.20%	(239)
Costco Wholesale Corp.	39	0.16%	(383)
Mohawk Industries, Inc.	98	0.18%	(699)
Lennar Corp. — Class A	356	0.27%	(1,027)
Goodyear Tire & Rubber Co.	1,257	0.27%	(1,060)
Whirlpool Corp.	263	0.54%	(1,107)
General Motors Co.	619	0.31%	(1,434)
Cracker Barrel Old Country Store, Inc.	251	0.53%	(1,549)
Total Consumer, Cyclical			68,021

Utilities
AES Corp.	3,218	0.89%	12,005
PPL Corp.	1,748	0.87%	9,245
FirstEnergy Corp.	1,260	0.85%	6,243
Southern Co.	570	0.50%	3,739
Avangrid, Inc.	897	0.64%	2,071
NRG Energy, Inc.	1,435	0.79%	1,626
Portland General Electric Co.	951	0.73%	1,389
NiSource, Inc.	751	0.29%	1,091
Ameren Corp.	621	0.66%	710
Avista Corp.	306	0.20%	525
Entergy Corp.	202	0.33%	452
Evergy, Inc.	916	0.83%	(50)
Public Service Enterprise Group, Inc.	652	0.53%	(1,050)
Exelon Corp.	1,351	0.85%	(1,815)
Pinnacle West Capital Corp.	578	0.72%	(2,790)
Vistra Energy Corp.	1,829	0.58%	(4,788)
National Fuel Gas Co.	1,014	0.65%	(4,935)
Total Utilities			23,668

Financial
JPMorgan Chase & Co.	295	0.57%	8,407
Weingarten Realty Investors	1,945	0.84%	4,670
Bank of America Corp.	587	0.29%	4,040
Deluxe Corp.	431	0.30%	3,581
Janus Henderson Group plc	815	0.28%	2,682
Brixmor Property Group, Inc.	1,717	0.51%	2,599
Berkshire Hathaway, Inc. — Class B	131	0.41%	2,516
Summit Hotel Properties, Inc.	2,336	0.40%	1,590
Wells Fargo & Co.	316	0.24%	1,514
Hartford Financial Services Group, Inc.	234	0.20%	1,382
Lexington Realty Trust	5,549	0.82%	1,235
Visa, Inc. — Class A	80	0.21%	682
M&T Bank Corp.	88	0.21%	629
Comerica, Inc.	206	0.20%	478
Apartment Investment & Management Co. — Class A	779	0.56%	448
U.S. Bancorp	246	0.20%	179
Sunstone Hotel Investors, Inc.	1,152	0.22%	(27)
Travelers Companies, Inc.	107	0.20%	(383)
Franklin Resources, Inc.	963	0.35%	(1,058)
Equity Commonwealth	2,103	0.96%	(1,465)
Total Financial			33,699

Energy
Phillips 66	256	0.39%	6,836
HollyFrontier Corp.	560	0.39%	5,706
Devon Energy Corp.	1,273	0.46%	5,307
Valero Energy Corp.	387	0.50%	5,149
ConocoPhillips	453	0.41%	4,671
EOG Resources, Inc.	132	0.15%	1,470
ONEOK, Inc.	238	0.25%	1,322
Pioneer Natural Resources Co.	72	0.15%	1,301
Kinder Morgan, Inc.	1,510	0.44%	624
Chevron Corp.	553	0.92%	(506)
Delek US Holdings, Inc.	718	0.33%	(1,573)
CVR Energy, Inc.	598	0.33%	(3,733)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Exxon Mobil Corp.	1,292	1.25%	$(4,062)
Total Energy			22,512

Industrial
Kansas City Southern	252	0.53%	8,196
Lincoln Electric Holdings, Inc.	580	0.78%	7,664
Caterpillar, Inc.	327	0.67%	6,744
Regal Beloit Corp.	441	0.52%	6,543
Crane Co.	640	0.77%	5,988
Schneider National, Inc. — Class B	1,409	0.43%	5,453
Werner Enterprises, Inc.	1,155	0.58%	5,350
Old Dominion Freight Line, Inc.	97	0.25%	4,757
Union Pacific Corp.	185	0.46%	4,710
Agilent Technologies, Inc.	317	0.37%	4,690
Oshkosh Corp.	252	0.33%	4,223
Vishay Intertechnology, Inc.	756	0.22%	4,113
Kennametal, Inc.	902	0.46%	3,978
Landstar System, Inc.	355	0.56%	3,921
Marten Transport Ltd.	1,172	0.35%	3,412
Gentex Corp.	1,533	0.61%	3,337
Garmin Ltd.	251	0.34%	3,318
Mettler-Toledo International, Inc.	28	0.31%	3,313
Knight-Swift Transportation Holdings, Inc.	674	0.33%	3,222
Honeywell International, Inc.	193	0.47%	3,040
Emerson Electric Co.	232	0.24%	2,791
Heartland Express, Inc.	1,238	0.36%	2,659
Waters Corp.	111	0.36%	2,622
Norfolk Southern Corp.	354	0.95%	2,463
Sturm Ruger & Company, Inc.	543	0.35%	1,045
3M Co.	84	0.21%	445
MDU Resources Group, Inc.	496	0.20%	309
J.B. Hunt Transport Services, Inc.	289	0.47%	117
Echo Global Logistics, Inc.	1,144	0.33%	40
CH Robinson Worldwide, Inc.	598	0.65%	(1,731)
Textron, Inc.	787	0.49%	(2,180)
CSX Corp.	733	0.73%	(2,296)
FedEx Corp.	404	0.85%	(2,513)
Total Industrial			99,743

Technology
Apple, Inc.	216	0.88%	15,017
Microsoft Corp.	424	0.93%	10,404
Skyworks Solutions, Inc.	142	0.24%	6,661
Intel Corp.	250	0.21%	3,250
Activision Blizzard, Inc.	474	0.39%	2,761
QUALCOMM, Inc.	159	0.19%	1,995
Micron Technology, Inc.	259	0.19%	1,826
Texas Instruments, Inc.	121	0.21%	(57)
Cognizant Technology Solutions Corp. — Class A	192	0.16%	(175)
Oracle Corp.	428	0.31%	(462)
International Business Machines Corp.	107	0.20%	(1,337)
Teradata Corp.	572	0.21%	(1,341)
Total Technology			38,542

Basic Materials
Domtar Corp.	441	0.23%	1,268
Total GS Equity Long Custom Basket			$496,788

GS EQUITY SHORT CUSTOM BASKET

Technology
Appian Corp.	546	(0.16)%	7,770
Elastic N.V.	245	(0.12)%	6,348
Workday, Inc. — Class A	136	(0.17)%	4,717
Alteryx, Inc. — Class A	210	(0.16)%	4,030
Veeva Systems, Inc. — Class A	153	(0.17)%	3,180
MongoDB, Inc.	219	(0.22)%	2,986
Atlassian Corporation plc — Class A	174	(0.16)%	2,173
Aspen Technology, Inc.	192	(0.18)%	1,478
ServiceNow, Inc.	89	(0.20)%	979
Zscaler, Inc.	403	(0.15)%	695
Manhattan Associates, Inc.	238	(0.15)%	625
Coupa Software, Inc.	166	(0.19)%	356
Intuit, Inc.	116	(0.24)%	147
Twilio, Inc. — Class A	184	(0.14)%	(22)
LivePerson, Inc.	510	(0.15)%	(422)
Workiva, Inc.	446	(0.15)%	(562)
Paychex, Inc.	739	(0.49)%	(737)
HubSpot, Inc.	319	(0.39)%	(1,271)
Guidewire Software, Inc.	195	(0.17)%	(1,453)
Fair Isaac Corp.	67	(0.20)%	(1,611)
Appfolio, Inc. — Class A	176	(0.15)%	(1,903)
Accenture plc — Class A	78	(0.13)%	(1,958)
Tyler Technologies, Inc.	54	(0.13)%	(2,645)
PROS Holdings, Inc.	346	(0.16)%	(2,691)
ANSYS, Inc.	79	(0.16)%	(3,811)
Paycom Software, Inc.	100	(0.21)%	(3,889)
Smartsheet, Inc. — Class A	816	(0.28)%	(4,053)
ExlService Holdings, Inc.	1,397	(0.75)%	(4,518)
Five9, Inc.	284	(0.14)%	(4,558)
Broadcom, Inc.	109	(0.27)%	(4,623)
Adobe, Inc.	159	(0.41)%	(5,653)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Monolithic Power Systems, Inc.	141	(0.20)%	$(6,384)
Science Applications International Corp.	1,668	(1.13)%	(6,664)
DocuSign, Inc.	666	(0.38)%	(8,751)
EPAM Systems, Inc.	405	(0.67)%	(9,040)
Black Knight, Inc.	1,769	(0.89)%	(9,341)
salesforce.com, Inc.	690	(0.87)%	(9,538)
Genpact Ltd.	2,660	(0.87)%	(10,451)
ACI Worldwide, Inc.	2,510	(0.74)%	(10,758)
CACI International, Inc. — Class A	613	(1.19)%	(15,784)
Envestnet, Inc.	1,246	(0.67)%	(18,717)
Splunk, Inc.	608	(0.71)%	(18,989)
Total Technology			(135,313)

Financial
WP Carey, Inc.	1,975	(1.23)%	15,738
Realty Income Corp.	2,183	(1.25)%	7,417
Essential Properties Realty Trust, Inc.	3,787	(0.73)%	6,145
Acadia Realty Trust	2,189	(0.44)%	5,259
CME Group, Inc. — Class A	221	(0.34)%	1,142
Northwest Bancshares, Inc.	3,431	(0.44)%	901
National Storage Affiliates Trust	1,469	(0.38)%	528
UDR, Inc.	2,124	(0.77)%	510
Camden Property Trust	616	(0.51)%	308
American Assets Trust, Inc.	2,812	(1.00)%	213
Capitol Federal Financial, Inc.	3,979	(0.42)%	200
Intercontinental Exchange, Inc.	1,153	(0.83)%	(400)
BancorpSouth Bank	1,713	(0.42)%	(425)
American Campus Communities, Inc.	3,478	(1.27)%	(1,014)
Atlantic Union Bankshares Corp.	1,185	(0.35)%	(1,376)
Armada Hoffler Properties, Inc.	5,846	(0.83)%	(1,632)
BankUnited, Inc.	868	(0.25)%	(1,673)
Global Net Lease, Inc.	2,671	(0.42)%	(1,811)
Reinsurance Group of America, Inc. — Class A	898	(1.14)%	(2,130)
Crown Castle International Corp.	513	(0.57)%	(3,149)
RLI Corp.	1,586	(1.11)%	(3,520)
Douglas Emmett, Inc.	1,458	(0.50)%	(4,310)
RenaissanceRe Holdings Ltd.	501	(0.76)%	(4,694)
STAG Industrial, Inc.	2,643	(0.65)%	(4,817)
Brown & Brown, Inc.	3,094	(0.95)%	(5,062)
QTS Realty Trust, Inc. — Class A	1,486	(0.63)%	(5,227)
Synovus Financial Corp.	1,340	(0.41)%	(5,325)
Healthcare Realty Trust, Inc.	4,410	(1.14)%	(5,403)
Washington Real Estate Investment Trust	3,188	(0.72)%	(5,577)
Columbia Financial, Inc.	3,111	(0.41)%	(6,047)
Valley National Bancorp	6,891	(0.61)%	(6,605)
STORE Capital Corp.	3,451	(1.00)%	(8,064)
Old National Bancorp	7,318	(1.04)%	(8,172)
SBA Communications Corp.	505	(0.95)%	(8,446)
Glacier Bancorp, Inc.	1,469	(0.53)%	(8,550)
Everest Re Group Ltd.	442	(0.95)%	(9,168)
Agree Realty Corp.	2,450	(1.34)%	(9,387)
Equinix, Inc.	121	(0.55)%	(9,427)
American Tower Corp. — Class A	640	(1.14)%	(9,836)
People’s United Financial, Inc.	7,404	(0.97)%	(9,981)
Alexandria Real Estate Equities, Inc.	1,325	(1.66)%	(11,360)
EastGroup Properties, Inc.	780	(0.80)%	(13,888)
Arthur J Gallagher & Co.	1,668	(1.23)%	(14,110)
BOK Financial Corp.	1,389	(0.94)%	(14,437)
Athene Holding Ltd. — Class A	1,891	(0.69)%	(15,180)
Fifth Third Bancorp	4,039	(0.97)%	(15,210)
Easterly Government Properties, Inc.	9,259	(1.71)%	(17,571)
Hudson Pacific Properties, Inc.	6,232	(1.80)%	(21,177)
First Republic Bank	1,199	(1.09)%	(21,220)
Terreno Realty Corp.	3,554	(1.50)%	(23,399)
Sun Communities, Inc.	1,160	(1.35)%	(24,467)
Rexford Industrial Realty, Inc.	4,557	(1.62)%	(26,638)
Total Financial			(331,524)

Basic Materials
WR Grace & Co.	1,671	(0.91)%	8,522
Allegheny Technologies, Inc.	2,037	(0.33)%	7,485
Carpenter Technology Corp.	1,669	(0.65)%	(560)
Balchem Corp.	1,198	(0.95)%	(5,870)
Southern Copper Corp.	1,379	(0.46)%	(7,557)
Air Products & Chemicals, Inc.	348	(0.64)%	(8,547)
Steel Dynamics, Inc.	1,479	(0.39)%	(8,657)
Compass Minerals International, Inc.	1,923	(0.91)%	(9,666)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Reliance Steel & Aluminum Co.	509	(0.47)%	$(11,358)
Commercial Metals Co.	2,378	(0.41)%	(11,613)
Kaiser Aluminum Corp.	718	(0.62)%	(12,209)
Freeport-McMoRan, Inc.	5,468	(0.56)%	(13,044)
PPG Industries, Inc.	781	(0.81)%	(15,103)
Linde plc	993	(1.64)%	(16,410)
Sherwin-Williams Co.	200	(0.91)%	(17,050)
RPM International, Inc.	1,382	(0.82)%	(20,798)
Total Basic Materials			(142,435)

Consumer, Non-cyclical
Rollins, Inc.	1,206	(0.31)%	5,281
Verisk Analytics, Inc. — Class A	216	(0.25)%	2,165
Gartner, Inc.	513	(0.61)%	2,110
Avalara, Inc.	252	(0.14)%	1,836
Glaukos Corp.	288	(0.12)%	1,443
FleetCor Technologies, Inc.	274	(0.61)%	1,187
Guardant Health, Inc.	301	(0.18)%	760
Bright Horizons Family Solutions, Inc.	518	(0.61)%	326
Booz Allen Hamilton Holding Corp.	415	(0.23)%	(570)
Illumina, Inc.	51	(0.13)%	(1,790)
Intuitive Surgical, Inc.	28	(0.13)%	(2,048)
Paylocity Holding Corp.	138	(0.13)%	(2,064)
LiveRamp Holdings, Inc.	423	(0.16)%	(2,071)
ResMed, Inc.	104	(0.13)%	(2,587)
Viad Corp.	1,236	(0.65)%	(3,536)
IHS Markit Ltd.	365	(0.21)%	(4,496)
MarketAxess Holdings, Inc.	121	(0.36)%	(5,424)
Euronet Worldwide, Inc.	463	(0.57)%	(5,557)
PayPal Holdings, Inc.	952	(0.80)%	(5,758)
WEX, Inc.	734	(1.20)%	(9,809)
Brink’s Co.	972	(0.69)%	(10,377)
Avery Dennison Corp.	883	(0.90)%	(17,037)
Total Consumer, Non-cyclical			(58,016)

Industrial
Materion Corp.	1,771	(0.82)%	9,377
HEICO Corp.	355	(0.31)%	5,570
Ball Corp.	1,342	(0.67)%	4,390
Roper Technologies, Inc.	166	(0.46)%	2,661
Exponent, Inc.	843	(0.45)%	1,084
Universal Display Corp.	113	(0.18)%	(1,702)
Casella Waste Systems, Inc. — Class A	1,078	(0.39)%	(2,907)
Vulcan Materials Co.	890	(1.00)%	(4,482)
Sonoco Products Co.	1,001	(0.48)%	(5,921)
Westinghouse Air Brake Technologies Corp.	618	(0.37)%	(7,624)
Worthington Industries, Inc.	2,610	(0.86)%	(14,093)
Martin Marietta Materials, Inc.	497	(1.08)%	(21,135)
TransDigm Group, Inc.	377	(1.64)%	(33,957)
Total Industrial			(68,739)

Utilities
California Water Service Group	895	(0.36)%	1,142
PNM Resources, Inc.	930	(0.37)%	593
Eversource Energy	558	(0.37)%	(467)
WEC Energy Group, Inc.	514	(0.37)%	(937)
Sempra Energy	205	(0.24)%	(1,050)
South Jersey Industries, Inc.	1,477	(0.38)%	(1,193)
NextEra Energy, Inc.	113	(0.21)%	(1,457)
Alliant Energy Corp.	858	(0.36)%	(1,550)
MGE Energy, Inc.	404	(0.25)%	(1,695)
American States Water Co.	888	(0.60)%	(2,241)
American Water Works Company, Inc.	644	(0.61)%	(3,061)
Atmos Energy Corp.	414	(0.36)%	(3,568)
Total Utilities			(15,484)

Communications
8x8, Inc.	3,492	(0.50)%	7,062
Okta, Inc.	249	(0.22)%	3,196
VeriSign, Inc.	122	(0.18)%	958
Zendesk, Inc.	1,007	(0.60)%	(773)
Proofpoint, Inc.	700	(0.62)%	(984)
Charter Communications, Inc. — Class A	63	(0.24)%	(1,590)
Anaplan, Inc.	460	(0.19)%	(2,272)
Trade Desk, Inc. — Class A	79	(0.16)%	(2,586)
RingCentral, Inc. — Class A	135	(0.18)%	(5,528)
Q2 Holdings, Inc.	1,119	(0.71)%	(6,717)
Palo Alto Networks, Inc.	296	(0.53)%	(7,855)
Total Communications			(17,089)

Consumer, Cyclical
Wingstop, Inc.	892	(0.60)%	6,377
McDonald’s Corp.	155	(0.24)%	1,383
Toro Co.	740	(0.46)%	(5,111)
Total Consumer, Cyclical			2,649

Energy
Warrior Met Coal, Inc.	2,446	(0.40)%	(4,118)
Total GS Equity Short Custom Basket			$(770,069)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at December 31, 2019.
[2]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[3]	Rate indicated is the 7-day yield as of December 31, 2019.
[4]	Securities lending collateral — See Note 7.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,488,441	$—	$—	$30,488,441
Money Market Fund	929,502	—	—	929,502
Securities Lending Collateral	239,621	—	—	239,621
Equity custom basket swap agreements**	—	993,910	—	993,910
Total Assets	$31,657,564	$993,910	$—	$32,651,474

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity custom basket swap agreements**	$—	$1,715,286	$—	$1,715,286
Total Liabilities	$—	$1,715,286	$—	$1,715,286

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $233,908 of securities loaned (cost $28,699,113)	$31,657,564
Cash	610
Unrealized appreciation on OTC swap agreements	993,910
Receivables:
Fund shares sold	140,436
Dividends	45,909
Securities lending income	160
Total assets	32,838,589

Liabilities:
Unrealized depreciation on OTC swap agreements	1,715,286
Payable for:
Return of securities lending collateral	239,621
Swap settlement	79,059
Management fees	22,424
Fund shares redeemed	16,966
Investor service fees	6,229
Transfer agent and administrative fees	2,492
Portfolio accounting fees	2,492
Trustees’ fees*	480
Miscellaneous	70,118
Total liabilities	2,155,167
Commitments and contingent liabilities (Note 12)	—
Net assets	$30,683,422

Net assets consist of:
Paid in capital	$32,883,313
Total distributable earnings (loss)	(2,199,891)
Net assets	$30,683,422
Capital shares outstanding	2,216,323
Net asset value per share	$13.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$676,841
Income from securities lending, net	1,108
Total investment income	677,949

Expenses:
Management fees	256,454
Investor service fees	71,237
Transfer agent and administrative fees	28,495
Professional fees	48,207
Portfolio accounting fees	28,495
Trustees’ fees*	7,087
Custodian fees	5,999
Miscellaneous	45,529
Total expenses	491,503
Net investment income	186,446

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(283,265)
Swap agreements	(2,366,422)
Net realized loss	(2,649,687)
Net change in unrealized appreciation (depreciation) on:
Investments	5,714,953
Swap agreements	(1,611,277)
Net change in unrealized appreciation (depreciation)	4,103,676
Net realized and unrealized gain	1,453,989
Net increase in net assets resulting from operations	$1,640,435

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$186,446	$177,914
Net realized loss on investments	(2,649,687)	(1,900,182)
Net change in unrealized appreciation (depreciation) on investments	4,103,676	(3,213,298)
Net increase (decrease) in net assets resulting from operations	1,640,435	(4,935,566)

Distributions to shareholders	(168,099)	(4,359,341)

Capital share transactions:
Proceeds from sale of shares	9,806,958	10,995,300
Distributions reinvested	168,099	4,359,341
Cost of shares redeemed	(9,974,536)	(15,986,990)
Net increase (decrease) from capital share transactions	521	(632,349)
Net increase (decrease) in net assets	1,472,857	(9,927,256)

Net assets:
Beginning of year	29,210,565	39,137,821
End of year	$30,683,422	$29,210,565

Capital share activity:
Shares sold	739,247	675,872
Shares issued from reinvestment of distributions	12,735	306,996
Shares redeemed	(749,957)	(993,262)
Net increase (decrease) in shares	2,025	(10,394)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$13.19	$17.59	$15.37	$15.27	$15.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.08	(.05)	.01	(.11)
Net gain (loss) on investments (realized and unrealized)	.64	(2.19)	2.33	.09	.30
Total from investment operations	.73	(2.11)	2.28	.10	.19
Less distributions from:
Net investment income	(.08)	—	(.06)	—	—
Net realized gains	—	(2.29)	—	—	—
Total distributions	(.08)	(2.29)	(.06)	—	—
Net asset value, end of period	$13.84	$13.19	$17.59	$15.37	$15.27

Total Return[b]	5.54%	(12.94%)	14.85%	0.65%	1.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,683	$29,211	$39,138	$31,887	$39,120
Ratios to average net assets:
Net investment income (loss)	0.65%	0.52%	(0.32%)	0.04%	(0.71%)
Total expenses[c,d]	1.72%	1.62%	1.78%	2.22%	2.28%
Portfolio turnover rate	170%	266%	258%	239%	244%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years ended December 31 would be:

2019	2018	2017	2016	2015
1.72%	1.62%	1.61%	1.56%	1.51%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2019, Guggenheim Global Managed Futures Strategy Fund returned 8.35%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 2.28%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

In addition to its benchmark, the Fund outperformed the SG (Societe Generale) CTA Index, which tracks the performance of the largest 20 (by assets under management) Commodity Trading Advisors, or CTAs, and is representative of the managed futures space. For the year ended December 31, 2019, the index returned 6.25%.

For the one-year period ending December 31, 2019, positions in fixed income and equities contributed positively to the Fund’s return. Positions in commodities and currencies detracted from performance. Among the futures that contributed the most to performance were positions in 10-year bonds from Australia, Italy, and the U.S.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	36.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.0%
Guggenheim Strategy Fund III	16.2%
Guggenheim Strategy Fund II	12.4%
Total	84.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	8.35%	(2.14%)	(2.11%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.28%	1.07%	0.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 84.7%
Guggenheim Variable Insurance Strategy Fund III[1]	208,075	$5,151,929
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	286,754	2,853,202
Guggenheim Strategy Fund III[1]	93,807	2,318,911
Guggenheim Strategy Fund II1	71,603	1,771,464
Total Mutual Funds
(Cost $12,138,897)		12,095,506

	Face Amount
U.S. TREASURY BILLS†† - 13.6%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	$1,956,000	1,953,193
Total U.S. Treasury Bills
(Cost $1,953,229)		1,953,193

REPURCHASE AGREEMENTS††,4 - 2.8%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	239,793	239,793
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	77,320	77,320
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	77,320	77,320
Total Repurchase Agreements
(Cost $394,433)		394,433

Total Investments - 101.1%
(Cost $14,486,559)		$14,443,132
Other Assets & Liabilities, net - (1.1)%		(161,208)
Total Net Assets - 100.0%		$14,281,924

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	8	Feb 2020	$1,216,480	$38,666
NY Harbor ULSD Futures Contracts	11	Mar 2020	925,294	33,249
Gasoline RBOB Futures Contracts	15	Jan 2020	1,067,283	29,491
Live Cattle Futures Contracts	43	Jun 2020	2,045,510	18,358
Brent Crude Futures Contracts	7	Jan 2020	462,210	15,596
Soybean Oil Futures Contracts	10	Mar 2020	208,920	12,434
Silver Futures Contracts	3	Mar 2020	268,725	8,817
LME Nickel Futures Contracts	1	Feb 2020	83,994	5,249
Wheat Futures Contracts	2	Mar 2020	55,950	4,569
Platinum Futures Contracts	2	Apr 2020	97,150	3,532
Coffee ‘C’ Futures Contracts	3	Mar 2020	145,294	2,849
Live Cattle Futures Contracts	6	Feb 2020	302,340	1,181
WTI Crude Futures Contracts	2	Jan 2020	122,360	655
LME Lead Futures Contracts	1	Feb 2020	48,144	147
Low Sulphur Gas Oil Futures Contracts	4	Apr 2020	243,200	(2,747)
Cocoa Futures Contracts	4	Mar 2020	101,520	(4,032)
Natural Gas Futures Contracts	36	Feb 2020	775,080	(21,692)
			$8,169,454	$146,322
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	27	Mar 2020	$2,080,080	$38,156
Mexican Peso Futures Contracts	51	Mar 2020	1,334,160	24,271
British Pound Futures Contracts	11	Mar 2020	912,588	6,232
			$4,326,828	$68,659

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
CAC 40 10 Euro Index Futures Contracts††	15	Jan 2020	$1,008,804	$10,445
Nikkei 225 (OSE) Index Futures Contracts††	3	Mar 2020	649,511	6,419
MSCI Emerging Markets Index Futures Contracts	4	Mar 2020	223,720	5,692
S&P 500 Index Mini Futures Contracts	6	Mar 2020	968,850	5,584
Dow Jones Industrial Average Index Mini Futures Contracts	3	Mar 2020	427,455	3,564
Amsterdam Index Futures Contracts††	6	Jan 2020	817,449	3,135
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2020	206,430	2,374
S&P/TSX 60 IX Index Futures Contracts	4	Mar 2020	623,316	2,147
MSCI EAFE Index Futures Contracts	3	Mar 2020	305,445	2,029
SPI 200 Index Futures Contracts††	6	Mar 2020	697,894	657
Tokyo Stock Price Index Futures Contracts††	1	Mar 2020	157,507	218
FTSE/JSE TOP 40 Index Futures Contracts††	1	Mar 2020	36,837	(117)
Russell 2000 Index Mini Futures Contracts	4	Mar 2020	333,960	(152)
OMX Stockholm 30 Index Futures Contracts††	3	Jan 2020	56,674	(170)
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2020	349,910	(173)
IBEX 35 Index Futures Contracts††	3	Jan 2020	321,475	(949)
MSCI Taiwan Stock Index Futures Contracts	22	Jan 2020	1,011,560	(3,086)
DAX Index Futures Contracts††	3	Mar 2020	1,106,730	(15,971)
CBOE Volatility Index Futures Contracts	43	Jan 2020	636,400	(38,696)
			$9,939,927	$(17,050)
Interest Rate Futures Contracts Purchased†
Euro - Bobl Futures Contracts††	1	Mar 2020	$149,647	$(633)
Euro - BTP Italian Government Bond Futures Contracts††	10	Mar 2020	1,598,564	(2,452)
Euro - 30 year Bond Futures Contracts††	1	Mar 2020	223,067	(2,628)
U.S. Treasury 10 Year Note Futures Contracts	30	Mar 2020	3,847,969	(3,118)
U.S. Treasury Long Bond Futures Contracts	6	Mar 2020	933,375	(5,005)
U.S. Treasury Ultra Long Bond Futures Contracts	3	Mar 2020	543,562	(9,884)
Euro - OATS Futures Contracts††	17	Mar 2020	3,103,220	(22,350)
Australian Government 10 Year Bond Futures Contracts††	33	Mar 2020	3,305,326	(41,157)
			$13,704,730	$(87,227)
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	21	Mar 2020	$3,647,674	$23,116
Canadian Government 10 Year Bond Futures Contracts††	29	Mar 2020	3,068,246	19,132
Euro - Schatz Futures Contracts††	180	Mar 2020	22,598,452	8,422
Australian Government 3 Year Bond Futures Contracts††	13	Mar 2020	1,049,123	716
U.S. Treasury 5 Year Note Futures Contracts	3	Mar 2020	355,523	214
Euro - Bund Futures Contracts††	2	Mar 2020	382,408	154
			$31,101,426	$51,754
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	10	Apr 2020	$175,200	$2,088
Euro STOXX 50 Index Futures Contracts††	4	Mar 2020	167,488	1,519
FTSE 100 Index Futures Contracts††	1	Mar 2020	99,550	632
CBOE Volatility Index Futures Contracts	16	Mar 2020	272,800	(3,418)
CBOE Volatility Index Futures Contracts	44	Feb 2020	739,200	(11,142)
			$1,454,238	$(10,321)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	17	Mar 2020	$1,963,288	$2
New Zealand Dollar Futures Contracts	4	Mar 2020	269,560	(521)
Australian Dollar Futures Contracts	6	Mar 2020	421,800	(12,368)
Swiss Franc Futures Contracts	21	Mar 2020	2,726,850	(33,361)
Euro FX Futures Contracts	27	Mar 2020	3,803,963	(35,657)
			$9,185,461	$(81,905)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	40	Jan 2020	$872,400	$33,098
Low Sulphur Gas Oil Futures Contracts	4	Feb 2020	245,900	3,034
Natural Gas Futures Contracts	5	Mar 2020	107,250	1,987
Soybean Meal Futures Contracts	13	Mar 2020	396,500	1,140
Lean Hogs Futures Contracts	8	Feb 2020	228,000	230
Cattle Feeder Futures Contracts	1	Mar 2020	72,100	(266)
Cotton #2 Futures Contracts	5	Mar 2020	172,375	(641)
LME Zinc Futures Contracts	2	Feb 2020	113,888	(1,300)
Corn Futures Contracts	15	Mar 2020	290,438	(2,062)
LME Primary Aluminum Futures Contracts	5	Feb 2020	225,125	(5,734)
Copper Futures Contracts	3	Mar 2020	209,887	(10,641)
Live Cattle Futures Contracts	31	Apr 2020	1,577,280	(11,875)
Sugar #11 Futures Contracts	25	Feb 2020	376,320	(13,652)
Hard Red Winter Wheat Futures Contracts	7	Mar 2020	170,013	(15,021)
Gasoline RBOB Futures Contracts	10	Mar 2020	790,818	(27,158)
Soybean Futures Contracts	14	Mar 2020	669,200	(33,430)
NY Harbor ULSD Futures Contracts	11	Jan 2020	936,335	(33,977)
			$7,453,829	$(116,268)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,095,506	$—	$—	$12,095,506
U.S. Treasury Bills	—	1,953,193	—	1,953,193
Repurchase Agreements	—	394,433	—	394,433
Commodity Futures Contracts**	214,282	—	—	214,282
Currency Futures Contracts**	68,661	—	—	68,661
Equity Futures Contracts**	23,478	23,025	—	46,503
Interest Rate Futures Contracts**	214	51,540	—	51,754
Total Assets	$12,402,141	$2,422,191	$—	$14,824,332

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$184,228	$—	$—	$184,228
Currency Futures Contracts**	81,907	—	—	81,907
Equity Futures Contracts**	56,667	17,207	—	73,874
Interest Rate Futures Contracts**	18,007	69,220	—	87,227
Total Liabilities	$340,809	$86,427	$—	$427,236

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,410,909	$66,337	$(700,000)	$102	$(5,884)	$1,771,464	71,603	$66,536
Guggenheim Strategy Fund III	2,258,972	66,502	—	—	(6,563)	2,318,911	93,807	66,696
Guggenheim Ultra Short Duration Fund — Institutional Class	726,522	2,529,542	(400,000)	(18)	(2,844)	2,853,202	286,754	29,486
Guggenheim Variable Insurance Strategy Fund III	5,318,567	131,474	(300,000)	(2,699)	4,587	5,151,929	208,075	131,324
	$10,714,970	$2,793,855	$(1,400,000)	$(2,615)	$(10,704)	$12,095,506		$294,042

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $1,953,229)	$1,953,193
Investments in affiliated issuers, at value (cost $12,138,897)	12,095,506
Repurchase agreements, at value (cost $394,433)	394,433
Cash	210
Receivables:
Fund shares sold	40,486
Dividends	21,133
Interest	16
Total assets	14,504,977

Liabilities:
Payable for:
Variation margin on futures contracts	133,608
Securities purchased	21,772
Fund shares redeemed	14,696
Management fees	10,136
Investor service fees	2,977
Transfer agent and administrative fees	1,191
Portfolio accounting fees	1,191
Trustees’ fees*	238
Miscellaneous	37,244
Total liabilities	223,053
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,281,924

Net assets consist of:
Paid in capital	$14,094,191
Total distributable earnings (loss)	187,733
Net assets	$14,281,924
Capital shares outstanding	858,120
Net asset value per share	$16.64

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$294,042
Interest	68,280
Total investment income	362,322

Expenses:
Management fees	133,993
Investor service fees	35,309
Transfer agent and administrative fees	14,124
Professional fees	34,279
Portfolio accounting fees	14,124
Trustees’ fees*	3,439
Custodian fees	2,707
Miscellaneous	18,202
Total expenses	256,177
Less:
Expenses waived by Adviser	(10,048)
Net expenses	246,129
Net investment income	116,193

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4)
Investments in affiliated issuers	(2,615)
Futures contracts	1,172,541
Foreign currency transactions	(6,345)
Net realized gain	1,163,577
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(140)
Investments in affiliated issuers	(10,704)
Futures contracts	(254,242)
Foreign currency translations	(101)
Net change in unrealized appreciation (depreciation)	(265,187)
Net realized and unrealized gain	898,390
Net increase in net assets resulting from operations	$1,014,583

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$116,193	$175,689
Net realized gain (loss) on investments	1,163,577	(1,330,963)
Net change in unrealized appreciation (depreciation) on investments	(265,187)	(209,471)
Net increase (decrease) in net assets resulting from operations	1,014,583	(1,364,745)

Distributions to shareholders	(124,141)	—

Capital share transactions:
Proceeds from sale of shares	6,039,386	3,343,451
Distributions reinvested	124,141	—
Cost of shares redeemed	(6,053,438)	(3,488,782)
Net increase (decrease) from capital share transactions	110,089	(145,331)
Net increase (decrease) in net assets	1,000,531	(1,510,076)

Net assets:
Beginning of year	13,281,393	14,791,469
End of year	$14,281,924	$13,281,393

Capital share activity:
Shares sold	356,833	198,960
Shares issued from reinvestment of distributions	7,506	—
Shares redeemed	(363,126)	(209,139)
Net increase (decrease) in shares	1,213	(10,179)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$15.50	$17.06	$15.93	$19.42	$20.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.20	.10	.06	(.07)
Net gain (loss) on investments (realized and unrealized)	1.15	(1.76)	1.27	(2.88)	(.25)
Total from investment operations	1.29	(1.56)	1.37	(2.82)	(.32)
Less distributions from:
Net investment income	(.15)	—	(.24)	(.67)	(.48)
Net realized gains	—	—	—	—	(.67)
Total distributions	(.15)	—	(.24)	(.67)	(1.15)
Net asset value, end of period	$16.64	$15.50	$17.06	$15.93	$19.42

Total Return[b]	8.35%	(9.14%)	8.71%	(14.77%)	(1.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,282	$13,281	$14,791	$14,782	$17,536
Ratios to average net assets:
Net investment income (loss)	0.82%	1.21%	0.59%	0.32%	(0.35%)
Total expenses[c]	1.81%	1.72%	1.69%	1.69%	1.65%
Net expenses[d]	1.74%	1.66%	1.64%	1.62%	1.57%
Portfolio turnover rate	13%	8%	1%	39%	33%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2019 was the tenth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk–typically in the 5% to 8% range.*

For the year, Guggenheim Multi-Hedge Strategies Fund produced a return of 5.15%. The Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 10% and 17%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 8.68% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 57% with the S&P 500 in 2019.

Since the Fund changed its investment objective (starting August 1, 2009), it has outperformed the HFRX Global Hedge Fund Index by more than 12% (roughly 0.67% annualized), net of fees, while doing so with lower correlation to equity markets.

Three of the five hedge fund strategies used within the Fund contributed to gross Fund returns in 2019. Specifically, Equity Market Neutral, Global Macro, and Merger Arbitrage strategies were positive contributors for the year. Long Short Equity strategies detracted from performance for the period.

During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	10.3%
Guggenheim Variable Insurance Strategy Fund III	9.7%
Guggenheim Strategy Fund II	9.3%
Guggenheim Strategy Fund III	8.6%
WellCare Health Plans, Inc.	2.0%
Zayo Group Holdings, Inc.	1.9%
Allergan plc	1.8%
Caesars Entertainment Corp.	1.5%
Wesco Aircraft Holdings, Inc.	1.4%
Advanced Disposal Services, Inc.	1.3%
Top Ten Total	47.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	5.15%	0.93%	2.26%
S&P 500 Index	31.49%	11.70%	13.56%
HFRX Global Hedge Fund Index	8.68%	1.20%	1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 27.4%

Consumer, Non-cyclical - 8.2%
WellCare Health Plans, Inc.*,1	2,139	$706,319
Allergan plc	3,268	624,743
Medicines Co.*	3,129	265,777
ArQule, Inc.*	13,287	265,208
Ra Pharmaceuticals, Inc.*	5,558	260,837
Synthorx, Inc.*	2,572	179,757
Achillion Pharmaceuticals, Inc.*	28,493	171,813
Craft Brew Alliance, Inc.*	8,080	133,320
Audentes Therapeutics, Inc.*	2,207	132,067
Wright Medical Group N.V.*	2,976	90,708
Total Consumer, Non-cyclical		2,830,549

Consumer, Cyclical - 4.8%
Caesars Entertainment Corp.*,1	37,240	506,464
Wesco Aircraft Holdings, Inc.*	43,920	483,998
Tiffany & Co.	2,616	349,629
WABCO Holdings, Inc.*,1	2,297	311,244
Total Consumer, Cyclical		1,651,335

Technology - 3.7%
Cypress Semiconductor Corp.[1]	17,061	398,033
Mellanox Technologies Ltd.*,1	2,524	295,762
Fitbit, Inc. — Class A*	37,436	245,954
Cision Ltd.*	17,506	174,535
Tech Data Corp.*	1,215	174,474
Total Technology		1,288,758

Communications - 2.7%
Zayo Group Holdings, Inc.*,1	18,541	642,446
Acacia Communications, Inc.*,1	3,252	220,518
Sprint Corp.*,1	15,782	82,224
Total Communications		945,188

Financial - 2.1%
Liberty Property Trust REIT	3,045	182,852
IBERIABANK Corp.	2,421	181,163
Carolina Financial Corp.	4,046	174,909
Genworth Financial, Inc. — Class A*	21,996	96,782
Aircastle Ltd.	2,717	86,971
Total Financial		722,677

Industrial - 1.8%
Advanced Disposal Services, Inc.*,1	13,689	449,957
Continental Building Products, Inc.*	4,853	176,795
Total Industrial		626,752

Energy - 1.8%
Tallgrass Energy, LP — Class A	11,807	261,172
Jagged Peak Energy, Inc.*,2	25,920	220,061
SRC Energy, Inc.*	33,320	137,278
Total Energy		618,511

Basic Materials - 1.5%
OMNOVA Solutions, Inc.*	35,332	357,207
Innophos Holdings, Inc.	5,352	171,157
Total Basic Materials		528,364

Utilities - 0.8%
El Paso Electric Co.[1]	3,974	269,795

Total Common Stocks
(Cost $9,156,303)		9,481,929

RIGHTS† - 0.0%
Bristol-Myers Squibb Co.	5,855	17,624
Total Rights
(Cost $13,467)		17,624

MUTUAL FUNDS† - 37.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	357,563	3,557,751
Guggenheim Variable Insurance Strategy Fund III[3]	136,191	3,372,100
Guggenheim Strategy Fund II3	130,294	3,223,473
Guggenheim Strategy Fund III[3]	120,122	2,969,422
Total Mutual Funds
(Cost $13,215,409)		13,122,746

CLOSED-END FUNDS† - 9.4%
Dividend and Income Fund	4,833	65,053
RMR Real Estate Income Fund	2,389	48,259
Lazard Global Total Return and Income Fund, Inc.	2,040	33,762
New Ireland Fund, Inc.	3,328	32,980
Salient Midstream & MLP Fund	2,910	22,669
Cushing Energy Income Fund	3,256	21,880
GDL Fund	2,319	21,567
Tortoise Energy Independence Fund, Inc.	4,674	20,263
Kayne Anderson Midstream/Energy Fund, Inc.	1,898	19,967
Morgan Stanley India Investment Fund, Inc.	990	19,691
Eagle Growth & Income Opportunities Fund	1,156	19,687
Boulder Growth & Income Fund, Inc.	1,663	19,607
Gabelli Healthcare & WellnessRx Trust	1,629	18,766
Herzfeld Caribbean Basin Fund, Inc.	2,814	18,629
Neuberger Berman MLP & Energy Income Fund, Inc.	2,733	18,475
Voya Natural Resources Equity Income Fund	4,357	17,951
General American Investors Company, Inc.	473	17,851
ClearBridge MLP & Midstream Total Return Fund, Inc.	2,076	17,833
BlackRock Resources & Commodities Strategy Trust	2,207	17,811
Taiwan Fund, Inc.	864	17,781
Swiss Helvetia Fund, Inc.	2,100	17,661

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Aberdeen Japan Equity Fund, Inc.	2,258	$17,567
Western Asset Inflation-Linked Opportunities & Income Fund	1,517	17,506
Cushing MLP & Infrastructure Total Return Fund	1,702	17,411
ClearBridge MLP & Midstream Fund, Inc.	1,522	17,138
New Germany Fund, Inc.	1,090	17,091
Japan Smaller Capitalization Fund, Inc.	1,908	17,067
Gabelli Dividend & Income Trust	775	17,011
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,216	16,886
ClearBridge Energy Midstream Opportunity Fund, Inc.	2,005	16,862
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,330	16,798
Central and Eastern Europe Fund, Inc.	590	16,697
Nuveen Senior Income Fund	2,801	16,694
Source Capital, Inc.	431	16,675
Voya Infrastructure Industrials and Materials Fund	1,447	16,655
BlackRock Enhanced International Dividend Trust	2,815	16,580
Tortoise Pipeline & Energy Fund, Inc.[2]	1,277	16,435
Voya Asia Pacific High Dividend Equity Income Fund	1,928	16,388
Adams Natural Resources Fund, Inc.	991	16,312
Nuveen Global High Income Fund	995	16,298
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,238	16,267
Nuveen Floating Rate Income Fund	1,586	16,240
Tekla Healthcare Investors	776	16,203
Kayne Anderson MLP/Midstream Investment Co.	1,163	16,201
Aberdeen Global Dynamic Dividend Fund	1,551	16,130
Aberdeen Total Dynamic Dividend Fund	1,797	16,083
Voya Global Equity Dividend and Premium Opportunity Fund	2,594	16,057
BlackRock Enhanced Global Dividend Trust	1,460	16,046
Clough Global Opportunities Fund	1,694	15,991
Korea Fund, Inc.	536	15,989
Nuveen Floating Rate Income Opportunity Fund	1,596	15,944
Sprott Focus Trust, Inc.	2,161	15,905
BlackRock MuniYield Pennsylvania Quality Fund	1,108	15,833
Aberdeen Global Premier Properties Fund	2,438	15,798
Eaton Vance Limited Duration Income Fund	1,191	15,781
Voya Emerging Markets High Income Dividend Equity Fund	1,975	15,780
Nuveen Georgia Quality Municipal Income Fund	1,251	15,775
Macquarie Global Infrastructure Total Return Fund, Inc.	635	15,761
Aberdeen Asia-Pacific Income Fund, Inc.	3,706	15,750
Nuveen New Jersey Quality Municipal Income Fund	1,074	15,745
Templeton Dragon Fund, Inc.	809	15,735
Royce Micro-Capital Trust, Inc.	1,837	15,688
BlackRock California Municipal Income Trust	1,156	15,675
Nuveen All Capital Energy MLP Opportunities Fund	2,977	15,659
Nuveen Maryland Quality Municipal Income Fund	1,164	15,656
Western Asset Inflation - Linked Securities & Income Fund	1,286	15,625
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,200	15,600
First Trust New Opportunities MLP & Energy Fund	1,670	15,581
Royce Value Trust, Inc.	1,054	15,568
Cushing Renaissance Fund	1,148	15,544
Tekla Life Sciences Investors	891	15,530
BlackRock MuniYield Michigan Quality Fund, Inc.	1,091	15,487
PGIM Global High Yield Fund, Inc.	1,027	15,425
Delaware Investments National Municipal Income Fund	1,160	15,412
BlackRock Debt Strategies Fund, Inc.	1,374	15,389
Nuveen Michigan Quality Municipal Income Fund	1,085	15,342
First Trust Energy Infrastructure Fund	910	15,315
Templeton Emerging Markets Fund/United States	981	15,294
European Equity Fund, Inc.	1,630	15,289
Aberdeen Australia Equity Fund, Inc.	2,823	15,272
Tekla Healthcare Opportunities Fund	798	15,218
Eaton Vance New York Municipal Income Trust	1,133	15,176
Nuveen Credit Strategies Income Fund	1,978	15,171
Neuberger Berman New York Municipal Fund, Inc.	1,215	15,140
BlackRock MuniYield California Fund, Inc.[2]	1,072	15,137
Franklin Universal Trust	1,945	15,132
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	1,053	15,111
LMP Capital and Income Fund, Inc.	972	15,105
CBRE Clarion Global Real Estate Income Fund	1,881	15,086
Ares Dynamic Credit Allocation Fund, Inc.	982	15,074
Western Asset Global High Income Fund, Inc.	1,502	15,050
Nuveen Arizona Quality Municipal Income Fund	1,116	15,033
BlackRock Energy and Resources Trust	1,265	15,028
Nuveen New York Municipal Value Fund [2]	1,051	15,027
Tortoise Power and Energy Infrastructure Fund, Inc.	886	15,027
PGIM High Yield Bond Fund, Inc.	975	15,015

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock Muni Intermediate Duration Fund, Inc.	1,054	$15,009
Eaton Vance California Municipal Bond Fund	1,334	15,008
BlackRock MuniYield California Quality Fund, Inc.	1,054	14,977
Nuveen AMT-Free Quality Municipal Income Fund	1,040	14,955
BlackRock MuniHoldings California Quality Fund, Inc.	1,068	14,941
Morgan Stanley China A Share Fund, Inc.	687	14,922
First Trust High Income Long/Short Fund	947	14,915
Nuveen New York AMT-Free Quality Municipal Income Fund	1,099	14,913
First Trust Aberdeen Emerging Opportunity Fund	1,044	14,898
Western Asset Emerging Markets Debt Fund, Inc.	1,044	14,898
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,537	14,878
AllianceBernstein National Municipal Income Fund, Inc.	1,063	14,861
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,125	14,854
BlackRock MuniYield New York Quality Fund, Inc.	1,134	14,844
Nuveen Texas Quality Municipal Income Fund	1,033	14,803
BlackRock MuniHoldings New York Quality Fund, Inc.	1,086	14,802
BlackRock Municipal Income Quality Trust	1,053	14,795
Nuveen New Jersey Municipal Value Fund	1,057	14,785
BlackRock MuniYield Quality Fund III, Inc.	1,095	14,783
DTF Tax-Free Income, Inc.	997	14,755
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,086	14,748
Ivy High Income Opportunities Fund	1,060	14,734
BlackRock MuniHoldings Quality Fund, Inc.	1,170	14,707
Nuveen Real Asset Income and Growth Fund	801	14,707
Voya Global Advantage and Premium Opportunity Fund	1,401	14,682
Madison Covered Call & Equity Strategy Fund	2,209	14,646
Tri-Continental Corp.	519	14,636
BlackRock Municipal 2030 Target Term Trust	605	14,635
Delaware Enhanced Global Dividend & Income Fund	1,407	14,633
Nuveen Pennsylvania Quality Municipal Income Fund	1,030	14,574
Mexico Equity & Income Fund, Inc.	1,251	14,512
BlackRock MuniYield Quality Fund II, Inc.	1,116	14,508
Eaton Vance New York Municipal Bond Fund	1,200	14,496
Neuberger Berman California Municipal Fund, Inc.	1,037	14,466
Nuveen Multi-Market Income Fund[2]	1,954	14,460
Eaton Vance Short Duration Diversified Income Fund	1,071	14,459
Nuveen New York Quality Municipal Income Fund	1,018	14,456
Nuveen Quality Municipal Income Fund	990	14,454
Western Asset High Income Opportunity Fund, Inc.	2,849	14,444
Brookfield Global Listed Infrastructure Income Fund, Inc.	1,033	14,410
AllianceBernstein Global High Income Fund, Inc.	1,187	14,398
Western Asset Municipal Partners Fund, Inc.	944	14,396
BlackRock New York Municipal Income Trust II	999	14,396
Adams Diversified Equity Fund, Inc.	912	14,382
BlackRock MuniHoldings Investment Quality Fund	1,081	14,366
Eaton Vance California Municipal Income Trust	1,065	14,356
Clough Global Equity Fund	1,189	14,351
Wells Fargo Global Dividend Opportunity Fund	2,532	14,331
Western Asset Intermediate Muni Fund, Inc.	1,577	14,319
Federated Premier Municipal Income Fund	1,015	14,312
MFS Investment Grade Municipal Trust	1,464	14,299
BlackRock Credit Allocation Income Trust	1,021	14,274
Templeton Emerging Markets Income Fund	1,546	14,208
BNY Mellon High Yield Strategies Fund	4,581	14,201
BlackRock MuniHoldings Quality Fund II, Inc.	1,126	14,199
Nuveen AMT-Free Municipal Credit Income Fund	851	14,186
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,323	14,183
Nuveen Ohio Quality Municipal Income Fund	919	14,176
India Fund, Inc.	703	14,151
DWS Municipal Income Trust	1,248	14,140
John Hancock Investors Trust	796	14,137
Clough Global Dividend and Income Fund	1,284	14,060
AllianzGI Equity & Convertible Income Fund	620	14,049
Western Asset Global Corporate Defined Opportunity Fund, Inc.	770	14,037
Western Asset High Income Fund II, Inc.	2,082	14,033
Pioneer Diversified High Income Trust	941	14,002
Western Asset High Yield Defined Opportunity Fund, Inc.	894	13,991
BlackRock New York Municipal Income Quality Trust	1,015	13,956

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Eaton Vance Floating-Rate Income Plus Fund	869	$13,904
Bancroft Fund Ltd.	531	13,867
Wells Fargo Income Opportunities Fund	1,646	13,859
MFS Charter Income Trust	1,644	13,843
BlackRock Core Bond Trust	949	13,836
BlackRock Corporate High Yield Fund, Inc.	1,234	13,821
Credit Suisse Asset Management Income Fund, Inc.	4,266	13,737
BlackRock Enhanced Capital and Income Fund, Inc.	796	13,731
Nuveen California Quality Municipal Income Fund	922	13,729
Neuberger Berman High Yield Strategies Fund, Inc.	1,111	13,721
Principal Real Estate Income Fund	648	13,686
Nuveen California AMT-Free Quality Municipal Income Fund	898	13,659
Pioneer Municipal High Income Trust	1,128	13,626
BlackRock Limited Duration Income Trust	831	13,620
Eaton Vance Municipal Income Trust	1,068	13,617
Nuveen Energy MLP Total Return Fund	1,754	13,611
Eaton Vance Tax-Advantaged Global Dividend Income Fund	752	13,551
BlackRock Enhanced Equity Dividend Trust	1,365	13,541
Gabelli Global Utility & Income Trust	717	13,537
Duff & Phelps Utility and Infrastructure Fund, Inc.	887	13,482
Nuveen Diversified Dividend & Income Fund	1,237	13,471
First Trust Dynamic Europe Equity Income Fund	899	13,422
Ellsworth Growth and Income Fund Ltd.	1,136	13,359
Nuveen Pennsylvania Municipal Value Fund	915	13,354
First Trust Aberdeen Global Opportunity Income Fund	1,190	13,316
Nuveen Virginia Quality Municipal Income Fund	907	13,242
Wells Fargo Multi-Sector Income Fund	1,026	13,215
Nuveen Real Estate Income Fund	1,240	13,169
Neuberger Berman Real Estate Securities Income Fund, Inc.	2,359	13,163
MFS Multimarket Income Trust	2,145	13,127
Putnam Municipal Opportunities Trust	997	13,111
Putnam Master Intermediate Income Trust	2,761	13,087
Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,426	13,034
Cohen & Steers Infrastructure Fund, Inc.	497	13,024
Nuveen Massachusetts Quality Municipal Income Fund	915	13,011
Pioneer High Income Trust	1,355	12,927
Goldman Sachs MLP Energy and Renaissance Fund	2,976	12,797
Brookfield Real Assets Income Fund, Inc.	582	12,426
BlackRock Multi-Sector Income Trust	755	12,201
Eaton Vance Municipal Bond Fund	909	11,708
Advent Convertible and Income	671	10,434
Invesco High Income Trust II	476	6,797
Total Closed-End Funds
(Cost $2,919,808)		3,237,334

	Face Amount
U.S. TREASURY BILLS†† - 15.0%
U.S. Treasury Bills
1.51% due 06/04/20[4,5]	$3,700,000	3,675,681
1.47% due 02/04/20[5,6]	1,529,000	1,526,806
Total U.S. Treasury Bills
(Cost $5,202,620)		5,202,487

REPURCHASE AGREEMENTS††,7 - 4.4%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	916,508	916,508
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	295,524	295,525
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	295,524	295,524
Total Repurchase Agreements
(Cost $1,507,557)		1,507,557

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[9]	193,550	193,550
Total Securities Lending Collateral
(Cost $193,550)		193,550

Total Investments - 94.7%
(Cost $32,208,714)		$32,763,227

MASTER LIMITED PARTNERSHIPS SOLD SHORT† - (0.0)%
Energy - (0.0)%
Energy Transfer, LP	26	(334)
Total Master Limited Partnerships Sold Short
(Proceeds $306)		(334)

COMMON STOCKS SOLD SHORT† - (5.6)%
Industrial - (0.0)%
Hillenbrand, Inc.	1	(33)

Communications - (0.4)%
T-Mobile US, Inc.*	1,619	(126,962)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Consumer, Cyclical - (0.6)%
Eldorado Resorts, Inc.*	3,348	$(199,675)

Energy - (1.0)%
Callon Petroleum Co.*	1	(5)
PDC Energy, Inc.*	5,265	(137,785)
Parsley Energy, Inc. — Class A	11,586	(219,091)
Total Energy		(356,881)

Financial - (1.6)%
Truist Financial Corp.	1	(56)
Prosperity Bancshares, Inc.	1	(72)
United Bankshares, Inc.	4,572	(176,753)
Prologis, Inc.	2,055	(183,182)
First Horizon National Corp.	11,098	(183,783)
Total Financial		(543,846)

Consumer, Non-cyclical - (2.0)%
Glaukos Corp.*	1	(54)
Exact Sciences Corp.*	1	(92)
AbbVie, Inc.	2,830	(250,568)
Centene Corp.*	7,230	(454,550)
Total Consumer, Non-cyclical		(705,264)

Total Common Stocks Sold Short
(Proceeds $1,723,303)		(1,932,661)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (8.9)%
Technology Select Sector SPDR Fund	54	(4,950)
SPDR S&P 500 ETF Trust	28	(9,012)
Industrial Select Sector SPDR Fund	211	(17,190)
iShares MSCI South Korea ETF	339	(21,082)
iShares Russell 1000 Value ETF	178	(24,293)
Invesco QQQ Trust Series 1	117	(24,875)
Materials Select Sector SPDR Fund	451	(27,700)
iShares MSCI Taiwan ETF	677	(27,845)
VanEck Vectors Gold Miners ETF	982	(28,753)
iShares MSCI Mexico ETF	687	(30,936)
Consumer Discretionary Select Sector SPDR Fund	250	(31,355)
Consumer Staples Select Sector SPDR Fund	568	(35,773)
iShares MSCI Emerging Markets ETF	947	(42,492)
iShares Russell 1000 Growth ETF	253	(44,508)
iShares MSCI Australia ETF	2,289	(51,823)
iShares China Large-Capital ETF	1,385	(60,428)
Health Care Select Sector SPDR Fund	611	(62,236)
Financial Select Sector SPDR Fund	2,053	(63,191)
iShares MSCI EAFE ETF	968	(67,218)
VanEck Vectors Russia ETF	3,775	(94,262)
iShares MSCI United Kingdom ETF	3,510	(119,691)
iShares Russell 2000 Index ETF	757	(125,412)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,003	(128,344)
iShares MSCI Japan ETF	2,234	(132,342)
iShares U.S. Real Estate ETF	1,472	(137,014)
Utilities Select Sector SPDR Fund	2,150	(138,933)
iShares 20+ Year Treasury Bond ETF	1,073	(145,370)
iShares 7-10 Year Treasury Bond ETF	1,321	(145,601)
iShares TIPS Bond ETF	1,645	(191,758)
iShares Core U.S. Aggregate Bond ETF	1,979	(222,380)
Energy Select Sector SPDR Fund	4,862	(291,916)
SPDR Bloomberg Barclays High Yield Bond ETF	4,959	(542,863)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,085,719)		(3,091,546)

Total Securities Sold Short - (14.5)%
(Proceeds $4,809,328)		$(5,024,541)
Other Assets & Liabilities, net - 19.8%		6,871,320
Total Net Assets - 100.0%		$34,610,006

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
NY Harbor ULSD Futures Contracts	23	Mar 2020	$1,934,705	$70,527
Gasoline RBOB Futures Contracts	27	Jan 2020	1,921,109	48,857
Live Cattle Futures Contracts	89	Jun 2020	4,233,730	37,996
Gold 100 oz. Futures Contracts	4	Feb 2020	608,240	15,142
Silver Futures Contracts	3	Mar 2020	268,725	8,442
LME Nickel Futures Contracts	1	Feb 2020	83,994	5,249
Soybean Oil Futures Contracts	8	Mar 2020	167,136	2,631
Brent Crude Futures Contracts	4	Jan 2020	264,120	2,418
Coffee ‘C’ Futures Contracts	3	Mar 2020	145,294	1,172
WTI Crude Futures Contracts	1	Jan 2020	61,180	327
LME Lead Futures Contracts	2	Feb 2020	96,287	(193)
Copper Futures Contracts	1	Mar 2020	69,963	(1,278)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
Cocoa Futures Contracts	8	Mar 2020	$203,040	$(4,638)
Low Sulphur Gas Oil Futures Contracts	8	Apr 2020	486,400	(5,495)
Natural Gas Futures Contracts	75	Feb 2020	1,614,750	(45,191)
			$12,158,673	$135,966
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	41	Mar 2020	$3,158,640	$57,940
British Pound Futures Contracts	24	Mar 2020	1,991,100	28,737
			$5,149,740	$86,677
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	50	Mar 2020	$6,413,281	$710
U.S. Treasury Long Bond Futures Contracts	4	Mar 2020	622,250	(2,351)
Euro - 30 year Bond Futures Contracts††	1	Mar 2020	223,067	(2,650)
U.S. Treasury Ultra Long Bond Futures Contracts	3	Mar 2020	543,563	(5,028)
Euro - BTP Italian Government Bond Futures Contracts††	21	Mar 2020	3,356,984	(5,275)
Australian Government 10 Year Bond Futures Contracts††	46	Mar 2020	4,607,425	(39,347)
Euro - OATS Futures Contracts††	34	Mar 2020	6,206,440	(43,944)
			$21,973,010	$(97,885)
Equity Futures Contracts Purchased†
Nikkei 225 (OSE) Index Futures Contracts††	1	Mar 2020	$216,504	$1,771
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2020	134,507	1,554
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2020	311,658	1,074
FTSE 100 Index Futures Contracts††	2	Mar 2020	199,100	757
FTSE MIB Index Futures Contracts††	1	Mar 2020	131,616	705
Amsterdam Index Futures Contracts††	1	Jan 2020	136,242	523
SPI 200 Index Futures Contracts††	2	Mar 2020	232,631	219
IBEX 35 Index Futures Contracts††	1	Jan 2020	107,158	143
S&P 500 Index Mini Futures Contracts	1	Mar 2020	161,475	(63)
Russell 2000 Index Mini Futures Contracts	2	Mar 2020	166,980	(76)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2020	174,955	(86)
Tokyo Stock Price Index Futures Contracts††	1	Mar 2020	157,507	(197)
OMX Stockholm 30 Index Futures Contracts††	7	Jan 2020	132,240	(398)
DAX Index Futures Contracts††	3	Mar 2020	1,106,730	(15,470)
CBOE Volatility Index Futures Contracts	116	Jan 2020	1,716,800	(112,714)
			$5,086,103	$(122,258)
Interest Rate Futures Contracts Sold Short††
Long Gilt Futures Contracts	42	Mar 2020	$7,295,349	$46,466
Canadian Government 10 Year Bond Futures Contracts	61	Mar 2020	6,453,898	43,442
Euro - Bund Futures Contracts	14	Mar 2020	2,676,854	1,074
			$16,426,101	$90,982
Equity Futures Contracts Sold Short†
Euro STOXX 50 Index Futures Contracts††	24	Mar 2020	$1,004,928	$8,689
CBOE Volatility Index Futures Contracts	26	Apr 2020	455,520	5,429
CBOE Volatility Index Futures Contracts	44	Mar 2020	750,200	(9,727)
CBOE Volatility Index Futures Contracts	120	Feb 2020	2,016,000	(30,896)
			$4,226,648	$(26,505)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	72	Jan 2020	$1,570,320	$123,436
Low Sulphur Gas Oil Futures Contracts	5	Feb 2020	307,375	3,793
Natural Gas Futures Contracts	9	Mar 2020	193,050	3,577
Soybean Meal Futures Contracts	23	Mar 2020	701,500	1,229
Live Cattle Futures Contracts	1	Feb 2020	50,390	327
Cattle Feeder Futures Contracts	4	Mar 2020	288,400	(75)
LME Zinc Futures Contracts	3	Feb 2020	170,831	(678)
Lean Hogs Futures Contracts	9	Feb 2020	256,500	(1,593)
LME Primary Aluminum Futures Contracts	4	Feb 2020	180,100	(2,637)
Corn Futures Contracts	29	Mar 2020	561,513	(2,930)
Sugar #11 Futures Contracts	24	Feb 2020	361,267	(9,727)
Wheat Futures Contracts	7	Mar 2020	195,825	(10,896)
Hard Red Winter Wheat Futures Contracts	8	Mar 2020	194,300	(15,149)
Live Cattle Futures Contracts	64	Apr 2020	3,256,320	(24,517)
Soybean Futures Contracts	15	Mar 2020	717,000	(28,189)
Gasoline RBOB Futures Contracts	21	Mar 2020	1,660,718	(57,031)
NY Harbor ULSD Futures Contracts	21	Jan 2020	1,787,549	(63,810)
			$12,452,958	$(84,870)
Currency Futures Contracts Sold Short†
New Zealand Dollar Futures Contracts	8	Mar 2020	$539,120	$(1,041)
Japanese Yen Futures Contracts	8	Mar 2020	923,900	(3,875)
Euro FX Futures Contracts	22	Mar 2020	3,099,525	(19,654)
Australian Dollar Futures Contracts	16	Mar 2020	1,124,800	(26,669)
Swiss Franc Futures Contracts	43	Mar 2020	5,583,550	(70,070)
			$11,270,895	$(121,309)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	Morgan Stanley Equity Market Neutral Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	08/31/23	$6,854,719	$621,602
Morgan Stanley Capital Services LLC	Morgan Stanley Long/Short Equity Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	08/31/23	5,999,330	489,064
Goldman Sachs International	Goldman Sachs Long/Short Equity Custom Basket	2.00% (Fed Funds Rate + 0.45%)	At Maturity	05/06/24	5,998,824	392,330
Goldman Sachs International	Goldman Sachs Equity Market Neutral Custom Basket	2.00% (Fed Funds Rate + 0.45%	At Maturity	05/06/24	6,322,272	360,844
					$25,175,145	$1,863,840

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	Morgan Stanley Long/Short Equity Custom Basket	(1.25%) (Fed Funds Rate - 0.30%)	At Maturity	08/31/23	$4,643,008	$(337,856)
Goldman Sachs International	Goldman Sachs Long/Short Equity Custom Basket	(1.35%) (Fed Funds Rate - 0.20%)	At Maturity	05/06/24	4,420,729	(279,643)
Goldman Sachs International	Goldman Sachs Equity Market Neutral Custom Basket	(1.28%) (Fed Funds Rate - 0.28%)	At Maturity	05/06/24	6,449,630	(74,052)
Morgan Stanley Capital Services LLC	Morgan Stanley Equity Market Neutral Custom Basket	(1.17%) (Fed Funds Rate -0.38%)	At Maturity	08/31/23	6,449,630	(26,665)
					$21,962,997	$(718,216)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	10,805	6.34%	$107,473
Americold Realty Trust	15,235	7.79%	83,316
Healthpeak Properties, Inc.	9,211	4.63%	64,388
Equinix, Inc.	336	2.86%	53,398
Equity LifeStyle Properties, Inc.	2,247	2.31%	50,402
Sun Communities, Inc.	1,036	2.27%	47,360
Omega Healthcare Investors, Inc.	7,382	4.56%	45,878
Invitation Homes, Inc.	5,325	2.33%	43,105
Rexford Industrial Realty, Inc.	2,678	1.78%	35,963
Terreno Realty Corp.	2,313	1.83%	31,294
Highwoods Properties, Inc.	4,337	3.09%	26,410
Park Hotels & Resorts, Inc.	6,771	2.56%	21,653
Spirit Realty Capital, Inc.	3,953	2.84%	14,068
Annaly Capital Management, Inc.	26,084	3.58%	12,497
STAG Industrial, Inc.	5,214	2.40%	11,074
CyrusOne, Inc.	3,101	2.96%	10,055
Host Hotels & Resorts, Inc.	8,672	2.35%	6,834
Weyerhaeuser Co.	6,573	2.90%	5,045
Vornado Realty Trust	2,341	2.27%	482
Paramount Group, Inc.	11,177	2.27%	364
AGNC Investment Corp.	8,641	2.23%	(112)
National Storage Affiliates Trust	4,660	2.29%	(1,145)
PotlatchDeltic Corp.	3,589	2.27%	(1,249)
Alexander & Baldwin, Inc.	9,198	2.81%	(1,845)
MGM Growth Properties LLC — Class A	5,078	2.29%	(2,544)
Federal Realty Investment Trust	1,144	2.15%	(4,210)
Extra Space Storage, Inc.	1,843	2.84%	(6,001)
Retail Opportunity Investments Corp.	8,452	2.18%	(6,634)
CareTrust REIT, Inc.	7,709	2.32%	(8,833)
Regency Centers Corp.	2,335	2.15%	(9,209)
Ventas, Inc.	4,758	4.01%	(18,153)
Pebblebrook Hotel Trust	6,866	2.69%	(36,364)
Total Financial			574,760

Technology
InterXion Holding N.V.	2,440	2.98%	25,871

Consumer, Cyclical
Red Rock Resorts, Inc. — Class A	8,222	2.87%	20,971
Total MS Equity Market Neutral Long Custom Basket			$621,602

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	14,029	(3.17)%	$46,282
Service Properties Trust	7,179	(2.71)%	33,453
Public Storage	904	(2.98)%	21,757
PS Business Parks, Inc.	846	(2.16)%	15,572
Washington Prime Group, Inc.	29,887	(1.69)%	7,472
Digital Realty Trust, Inc.	2,574	(4.78)%	7,431
American Finance Trust, Inc.	11,409	(2.35)%	6,195
Retail Properties of America, Inc. — Class A	11,325	(2.35)%	3,757
Xenia Hotels & Resorts, Inc.	7,589	(2.54)%	2,687
Life Storage, Inc.	2,118	(3.56)%	906
Physicians Realty Trust	14,451	(4.24)%	(545)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Trust of America, Inc. — Class A	6,562	(3.08)%	$(1,253)
Columbia Property Trust, Inc.	7,407	(2.40)%	(2,486)
Industrial Logistics Properties Trust	5,411	(1.88)%	(5,804)
Brandywine Realty Trust	10,046	(2.45)%	(6,116)
Monmouth Real Estate Investment Corp.	15,853	(3.56)%	(7,555)
Healthcare Realty Trust, Inc.	6,367	(3.29)%	(7,772)
Howard Hughes Corp.	1,571	(3.09)%	(8,563)
Cushman & Wakefield plc	6,093	(1.93)%	(9,737)
VEREIT, Inc.	25,412	(3.64)%	(9,923)
RLJ Lodging Trust	9,532	(2.62)%	(10,377)
Brixmor Property Group, Inc.	9,253	(3.10)%	(10,624)
Washington Real Estate Investment Trust	6,543	(2.96)%	(11,700)
Kimco Realty Corp.	11,042	(3.55)%	(15,750)
Piedmont Office Realty Trust, Inc. — Class A	13,479	(4.65)%	(30,362)
Total Financial			6,945

Communications
Switch, Inc. — Class A	12,238	(2.81)%	10,387

Consumer, Cyclical
Toll Brothers, Inc.	2,988	(1.83)%	(1,758)
KB Home	3,540	(1.88)%	(5,913)
Royal Caribbean Cruises Ltd.	1,307	(2.71)%	(19,613)
Total Consumer, Cyclical			(27,284)

Exchange Traded Funds
Vanguard Real Estate ETF	11,150	(16.04)%	(16,713)
Total MS Equity Market Neutral Short Custom Basket			$(26,665)

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Technology
Skyworks Solutions, Inc.	142	0.30%	$7,950
Activision Blizzard, Inc.	348	0.35%	2,409
Oracle Corp.	256	0.23%	1,261
Teradata Corp.	572	0.26%	(1,712)
Total Technology			9,908

Utilities
AES Corp.	3,181	1.06%	17,275
FirstEnergy Corp.	1,230	1.00%	13,361
PPL Corp.	1,707	1.02%	8,104
Portland General Electric Co.	952	0.89%	6,077
Pinnacle West Capital Corp.	605	0.91%	6,011
Southern Co.	418	0.44%	2,546
NRG Energy, Inc.	1,405	0.93%	2,002
Exelon Corp.	1,297	0.99%	1,999
Avangrid, Inc.	881	0.75%	1,960
NiSource, Inc.	750	0.35%	1,027
Ameren Corp.	555	0.71%	837
Avista Corp.	340	0.27%	808
Entergy Corp.	178	0.36%	376
Evergy, Inc.	903	0.98%	(69)
Public Service Enterprise Group, Inc.	529	0.52%	(493)
Vistra Energy Corp.	2,034	0.78%	(6,498)
National Fuel Gas Co.	925	0.72%	(7,845)
Total Utilities			47,478

Consumer, Cyclical
World Fuel Services Corp.	984	0.71%	13,995
Carnival Corp.	816	0.69%	6,644
Las Vegas Sands Corp.	520	0.60%	5,837
Norwegian Cruise Line Holdings Ltd.	417	0.41%	4,291
BorgWarner, Inc.	860	0.62%	3,805
Wyndham Destinations, Inc.	617	0.53%	3,549
Aptiv plc	349	0.55%	3,532
Southwest Airlines Co.	835	0.75%	3,392
Autoliv, Inc.	444	0.62%	3,374
Royal Caribbean Cruises Ltd.	167	0.37%	3,146
Allison Transmission Holdings, Inc.	801	0.65%	2,869
Delta Air Lines, Inc.	523	0.51%	2,822
AutoZone, Inc.	19	0.38%	2,748
Gentherm, Inc.	757	0.56%	2,720
Toll Brothers, Inc.	681	0.45%	2,565
JetBlue Airways Corp.	765	0.24%	2,030
PulteGroup, Inc.	571	0.37%	1,508
Lear Corp.	344	0.79%	1,418
Starbucks Corp.	199	0.29%	773
SkyWest, Inc.	341	0.37%	735
Extended Stay America, Inc.	2,268	0.56%	627
Brunswick Corp.	587	0.59%	573
Allegiant Travel Co. — Class A	105	0.30%	502
DR Horton, Inc.	274	0.24%	470
United Airlines Holdings, Inc.	203	0.30%	136
Polaris, Inc.	247	0.42%	63
Cummins, Inc.	132	0.39%	(179)
Mohawk Industries, Inc.	98	0.22%	(746)
Lennar Corp. — Class A	329	0.31%	(866)
Goodyear Tire & Rubber Co.	1,150	0.30%	(983)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Whirlpool Corp.	258	0.63%	$(988)
Cracker Barrel Old Country Store, Inc.	231	0.59%	(1,441)
General Motors Co.	546	0.33%	(1,442)
Total Consumer, Cyclical			67,479

Financial
Weingarten Realty Investors	1,938	1.01%	4,950
Apartment Investment & Management Co. — Class A	721	0.62%	4,700
JPMorgan Chase & Co.	112	0.26%	4,401
Deluxe Corp.	430	0.36%	3,988
Hartford Financial Services Group, Inc.	234	0.24%	3,506
Brixmor Property Group, Inc.	1,710	0.62%	2,872
Equity Commonwealth	2,093	1.15%	2,366
Janus Henderson Group plc	662	0.27%	2,190
Lexington Realty Trust	5,530	0.98%	1,528
M&T Bank Corp.	88	0.25%	673
Comerica, Inc.	206	0.25%	622
Sunstone Hotel Investors, Inc.	1,164	0.27%	(21)
Travelers Companies, Inc.	107	0.24%	(433)
Franklin Resources, Inc.	660	0.29%	(654)
Summit Hotel Properties, Inc.	2,011	0.41%	(849)
Total Financial			29,839

Consumer, Non-cyclical
CVS Health Corp.	793	0.98%	16,826
Darling Ingredients, Inc.	1,891	0.89%	15,863
Merck & Company, Inc.	680	1.03%	13,732
Eli Lilly & Co.	511	1.12%	12,321
Kimberly-Clark Corp.	532	1.22%	11,419
Zimmer Biomet Holdings, Inc.	235	0.59%	11,267
Sysco Corp.	618	0.88%	10,451
Amgen, Inc.	262	1.05%	9,490
Baxter International, Inc.	441	0.61%	7,719
McKesson Corp.	491	1.13%	7,671
Medtronic plc	329	0.62%	6,781
Post Holdings, Inc.	469	0.85%	6,731
Kellogg Co.	813	0.94%	6,684
Archer-Daniels-Midland Co.	1,596	1.23%	5,845
Hologic, Inc.	713	0.62%	5,246
Jazz Pharmaceuticals plc	248	0.62%	4,839
Campbell Soup Co.	758	0.62%	4,558
Philip Morris International, Inc.	440	0.62%	4,550
Becton Dickinson and Co.	117	0.53%	3,852
Molina Healthcare, Inc.	140	0.32%	3,551
Johnson & Johnson	320	0.78%	3,398
Hormel Foods Corp.	1,134	0.85%	3,376
Integer Holdings Corp.	315	0.42%	2,481
Thermo Fisher Scientific, Inc.	70	0.38%	2,242
Herbalife Nutrition Ltd.	538	0.43%	2,238
General Mills, Inc.	1,020	0.91%	2,005
Abbott Laboratories	410	0.59%	1,841
Macquarie Infrastructure Corp.	401	0.29%	1,700
TrueBlue, Inc.	895	0.36%	1,201
Clorox Co.	173	0.44%	1,075
Procter & Gamble Co.	313	0.65%	1,064
Ingredion, Inc.	629	0.97%	874
STERIS plc	147	0.37%	796
PepsiCo, Inc.	112	0.26%	759
Cardinal Health, Inc.	834	0.70%	758
Cal-Maine Foods, Inc.	523	0.37%	720
JM Smucker Co.	548	0.95%	411
Mondelez International, Inc. — Class A	345	0.32%	190
United Therapeutics Corp.	258	0.38%	(258)
TreeHouse Foods, Inc.	419	0.34%	(280)
Alexion Pharmaceuticals, Inc.	220	0.40%	(501)
Gilead Sciences, Inc.	911	0.99%	(565)
Pfizer, Inc.	1,577	1.03%	(572)
Hershey Co.	99	0.24%	(765)
Innoviva, Inc.	1,491	0.35%	(1,043)
John B Sanfilippo & Son, Inc.	208	0.32%	(1,157)
Molson Coors Beverage Co. — Class B	1,025	0.92%	(1,979)
B&G Foods, Inc.	1,307	0.39%	(3,427)
H&R Block, Inc.	886	0.35%	(4,019)
Total Consumer, Non-cyclical			181,959

Energy
Devon Energy Corp.	1,350	0.58%	5,422
Phillips 66	222	0.41%	5,157
Valero Energy Corp.	358	0.56%	3,894
Kinder Morgan, Inc.	1,316	0.46%	3,680
ConocoPhillips	434	0.47%	3,349
Chevron Corp.	415	0.83%	1,500
HollyFrontier Corp.	559	0.47%	1,273
ONEOK, Inc.	204	0.26%	1,117
Delek US Holdings, Inc.	736	0.41%	502
CVR Energy, Inc.	614	0.41%	(3,763)
Exxon Mobil Corp.	1,049	1.22%	(4,754)
Total Energy			17,377

Communications
AT&T, Inc.	1,597	1.04%	12,246

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	1,215	1.24%	$8,212
TEGNA, Inc.	1,236	0.34%	5,461
Discovery, Inc. — Class A	1,254	0.68%	5,216
Omnicom Group, Inc.	925	1.25%	4,201
News Corp. — Class A	2,408	0.57%	3,022
Booking Holdings, Inc.	16	0.55%	1,626
Juniper Networks, Inc.	569	0.23%	685
Alphabet, Inc. — Class C	12	0.27%	418
Yelp, Inc. — Class A	660	0.38%	251
Scholastic Corp.	421	0.27%	162
AMC Networks, Inc. — Class A	899	0.59%	(252)
eBay, Inc.	1,086	0.65%	(1,800)
Total Communications			39,448

Industrial
Kansas City Southern	228	0.58%	11,129
Norfolk Southern Corp.	328	1.06%	9,280
Lincoln Electric Holdings, Inc.	571	0.92%	8,034
Regal Beloit Corp.	445	0.64%	7,161
Caterpillar, Inc.	263	0.65%	6,980
Crane Co.	637	0.92%	6,291
CSX Corp.	666	0.80%	5,798
Marten Transport Ltd.	1,153	0.41%	5,270
Oshkosh Corp.	200	0.32%	4,868
Agilent Technologies, Inc.	261	0.37%	4,563
Union Pacific Corp.	140	0.42%	4,025
Old Dominion Freight Line, Inc.	76	0.24%	3,542
Gentex Corp.	1,500	0.72%	3,444
Landstar System, Inc.	353	0.67%	3,319
Mettler-Toledo International, Inc.	26	0.34%	3,188
Werner Enterprises, Inc.	1,218	0.74%	3,015
Knight-Swift Transportation Holdings, Inc.	720	0.43%	2,949
Garmin Ltd.	210	0.34%	2,894
Kennametal, Inc.	850	0.52%	2,195
Heartland Express, Inc.	1,260	0.44%	2,073
Honeywell International, Inc.	120	0.35%	1,987
Schneider National, Inc. — Class B	1,492	0.54%	1,590
Waters Corp.	106	0.41%	1,419
Vishay Intertechnology, Inc.	756	0.27%	1,320
Sturm Ruger & Company, Inc.	485	0.38%	1,215
MDU Resources Group, Inc.	496	0.25%	283
J.B. Hunt Transport Services, Inc.	251	0.49%	161
Echo Global Logistics, Inc.	1,193	0.41%	(323)
CH Robinson Worldwide, Inc.	587	0.77%	(1,536)
Textron, Inc.	672	0.50%	(2,366)
FedEx Corp.	308	0.78%	(7,145)
Total Industrial			96,623

Basic Materials
Domtar Corp.	441	0.28%	(1,047)
Total MS Long/Short Equty Long Custom Basket			$489,064

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Utilities
California Water Service Group	287	(0.31)%	$361
South Jersey Industries, Inc.	473	(0.33)%	252
PNM Resources, Inc.	298	(0.32)%	158
Eversource Energy	179	(0.32)%	(174)
WEC Energy Group, Inc.	165	(0.32)%	(293)
Sempra Energy	66	(0.21)%	(305)
Alliant Energy Corp.	275	(0.32)%	(429)
MGE Energy, Inc.	130	(0.22)%	(535)
American States Water Co.	285	(0.53)%	(827)
American Water Works Company, Inc.	206	(0.55)%	(1,316)
Atmos Energy Corp.	133	(0.32)%	(1,777)
NextEra Energy, Inc.	64	(0.33)%	(3,038)
Dominion Energy, Inc.	1,352	(2.41)%	(6,639)
Total Utilities			(14,562)

Financial
WP Carey, Inc.	684	(1.18)%	4,956
Old National Bancorp	2,325	(0.92)%	3,293
Essential Properties Realty Trust, Inc.	1,217	(0.65)%	2,015
Acadia Realty Trust	695	(0.39)%	1,691
Valley National Bancorp	2,209	(0.54)%	1,325
People’s United Financial, Inc.	2,527	(0.92)%	637
CME Group, Inc. — Class A	115	(0.50)%	561
Northwest Bancshares, Inc.	1,065	(0.38)%	300
American Assets Trust, Inc.	894	(0.88)%	69
National Storage Affiliates Trust	466	(0.34)%	6
Glacier Bancorp, Inc.	484	(0.48)%	(148)
BancorpSouth Bank	619	(0.42)%	(148)
American Campus Communities, Inc.	1,122	(1.14)%	(198)
Global Net Lease, Inc.	743	(0.32)%	(507)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Armada Hoffler Properties, Inc.	1,880	(0.74)%	$(528)
Atlantic Union Bankshares Corp.	359	(0.29)%	(543)
BankUnited, Inc.	277	(0.22)%	(574)
Capitol Federal Financial, Inc.	1,213	(0.36)%	(631)
Reinsurance Group of America, Inc. — Class A	287	(1.01)%	(1,065)
CenterState Bank Corp.	623	(0.34)%	(1,098)
Camden Property Trust	240	(0.55)%	(1,204)
Mastercard, Inc. — Class A	61	(0.39)%	(1,204)
UDR, Inc.	691	(0.70)%	(1,433)
STAG Industrial, Inc.	850	(0.58)%	(1,566)
UMB Financial Corp.	245	(0.36)%	(1,581)
QTS Realty Trust, Inc. — Class A	476	(0.56)%	(1,658)
RenaissanceRe Holdings Ltd.	165	(0.70)%	(1,671)
Columbia Financial, Inc.	989	(0.36)%	(1,786)
Synovus Financial Corp.	428	(0.36)%	(1,830)
Washington Real Estate Investment Trust	1,021	(0.64)%	(1,851)
Intercontinental Exchange, Inc.	467	(0.93)%	(1,852)
Healthcare Realty Trust, Inc.	1,417	(1.02)%	(1,897)
Brown & Brown, Inc.	1,199	(1.02)%	(1,960)
Douglas Emmett, Inc.	471	(0.45)%	(2,239)
STORE Capital Corp.	1,101	(0.88)%	(2,771)
Agree Realty Corp.	779	(1.18)%	(3,030)
Realty Income Corp.	716	(1.14)%	(3,034)
Crown Castle International Corp.	241	(0.74)%	(3,719)
BOK Financial Corp.	442	(0.83)%	(4,292)
American Tower Corp. — Class A	239	(1.18)%	(4,819)
Americold Realty Trust	3,146	(2.38)%	(4,847)
Athene Holding Ltd. — Class A	605	(0.61)%	(4,859)
Arthur J Gallagher & Co.	613	(1.26)%	(5,346)
Easterly Government Properties, Inc.	2,896	(1.48)%	(5,503)
RLI Corp.	549	(1.06)%	(6,002)
Hudson Pacific Properties, Inc.	1,919	(1.56)%	(6,071)
Equinix, Inc.	44	(0.55)%	(6,188)
First Republic Bank	407	(1.03)%	(6,227)
Fifth Third Bancorp	1,336	(0.88)%	(6,330)
EastGroup Properties, Inc.	243	(0.69)%	(6,462)
SBA Communications Corp.	193	(1.00)%	(6,558)
Everest Re Group Ltd.	153	(0.91)%	(6,605)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Alexandria Real Estate Equities, Inc.	431	(1.50)%	$(7,935)
Sun Communities, Inc.	411	(1.33)%	(9,634)
Rexford Industrial Realty, Inc.	1,459	(1.44)%	(15,784)
Terreno Realty Corp.	1,099	(1.28)%	(16,572)
Total Financial			(156,907)

Technology
Appian Corp.	175	(0.14)%	2,751
Workday, Inc. — Class A	44	(0.16)%	1,532
Elastic N.V.	79	(0.11)%	822
MongoDB, Inc.	70	(0.20)%	711
Alteryx, Inc. — Class A	67	(0.14)%	685
Veeva Systems, Inc. — Class A	49	(0.15)%	573
Intuit, Inc.	37	(0.21)%	316
Atlassian Corporation plc — Class A	56	(0.15)%	311
ServiceNow, Inc.	29	(0.18)%	285
Zscaler, Inc.	129	(0.13)%	144
Manhattan Associates, Inc.	77	(0.13)%	135
Twilio, Inc. — Class A	59	(0.12)%	(14)
Aspen Technology, Inc.	62	(0.16)%	(78)
Workiva, Inc.	143	(0.13)%	(148)
LivePerson, Inc.	164	(0.13)%	(195)
Paychex, Inc.	284	(0.52)%	(323)
Guidewire Software, Inc.	63	(0.15)%	(362)
Fair Isaac Corp.	22	(0.18)%	(534)
Coupa Software, Inc.	54	(0.17)%	(573)
Appfolio, Inc. — Class A	57	(0.13)%	(586)
Autodesk, Inc.	61	(0.24)%	(586)
HubSpot, Inc.	108	(0.37)%	(697)
Accenture plc — Class A	50	(0.23)%	(787)
PROS Holdings, Inc.	111	(0.14)%	(816)
Tyler Technologies, Inc.	18	(0.12)%	(873)
ANSYS, Inc.	26	(0.14)%	(1,116)
Monolithic Power Systems, Inc.	46	(0.18)%	(1,295)
ExlService Holdings, Inc.	445	(0.67)%	(1,443)
Smartsheet, Inc. — Class A	261	(0.25)%	(1,483)
Five9, Inc.	91	(0.13)%	(1,584)
Paycom Software, Inc.	32	(0.18)%	(1,603)
EPAM Systems, Inc.	129	(0.59)%	(2,219)
Science Applications International Corp.	535	(1.00)%	(2,265)
DocuSign, Inc.	213	(0.34)%	(2,408)
Broadcom, Inc.	58	(0.39)%	(2,602)
Adobe, Inc.	78	(0.55)%	(2,945)
Black Knight, Inc.	610	(0.85)%	(3,316)
salesforce.com, Inc.	269	(0.94)%	(3,418)
Genpact Ltd.	847	(0.77)%	(3,431)
ACI Worldwide, Inc.	872	(0.71)%	(3,624)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CACI International, Inc. — Class A	197	(1.06)%	$(5,172)
Envestnet, Inc.	397	(0.60)%	(6,025)
Splunk, Inc.	194	(0.63)%	(6,328)
Total Technology			(50,584)

Consumer, Non-cyclical
Rollins, Inc.	386	(0.28)%	1,683
Guardant Health, Inc.	97	(0.16)%	1,325
Verisk Analytics, Inc. — Class A	104	(0.33)%	837
Gartner, Inc.	169	(0.56)%	708
Glaukos Corp.	93	(0.11)%	404
FleetCor Technologies, Inc.	101	(0.63)%	387
Avalara, Inc.	81	(0.13)%	(147)
Booz Allen Hamilton Holding Corp.	133	(0.20)%	(239)
Bright Horizons Family Solutions, Inc.	166	(0.54)%	(709)
Intuitive Surgical, Inc.	14	(0.18)%	(725)
LiveRamp Holdings, Inc.	136	(0.14)%	(751)
Illumina, Inc.	25	(0.18)%	(975)
ResMed, Inc.	40	(0.13)%	(1,011)
Viad Corp.	396	(0.58)%	(1,036)
Paylocity Holding Corp.	44	(0.11)%	(1,258)
PayPal Holdings, Inc.	375	(0.87)%	(1,732)
Euronet Worldwide, Inc.	147	(0.50)%	(1,973)
IHS Markit Ltd.	138	(0.22)%	(2,266)
WEX, Inc.	247	(1.11)%	(3,517)
Brink’s Co.	337	(0.66)%	(3,944)
MarketAxess Holdings, Inc.	43	(0.35)%	(5,454)
Avery Dennison Corp.	324	(0.91)%	(6,960)
Total Consumer, Non-cyclical			(27,353)

Basic Materials
Allegheny Technologies, Inc.	650	(0.29)%	4,441
Balchem Corp.	385	(0.84)%	3,615
WR Grace & Co.	527	(0.79)%	1,569
Compass Minerals International, Inc.	625	(0.82)%	454
Livent Corp.	1	0.00%	3
Carpenter Technology Corp.	533	(0.57)%	(328)
Kaiser Aluminum Corp.	229	(0.55)%	(1,548)
Southern Copper Corp.	438	(0.40)%	(2,384)
Steel Dynamics, Inc.	509	(0.37)%	(2,915)
Reliance Steel & Aluminum Co.	159	(0.41)%	(3,570)
Commercial Metals Co.	747	(0.36)%	(3,648)
Freeport-McMoRan, Inc.	1,894	(0.54)%	(4,402)
RPM International, Inc.	481	(0.80)%	(4,645)
Air Products & Chemicals, Inc.	146	(0.74)%	(6,568)
PPG Industries, Inc.	304	(0.87)%	(6,710)
Sherwin-Williams Co.	69	(0.87)%	(7,667)
Linde plc	348	(1.60)%	(8,613)
Total Basic Materials			(42,916)

Consumer, Cyclical
Wingstop, Inc.	283	(0.53)%	2,162
McDonald’s Corp.	75	(0.32)%	386
Toro Co.	423	(0.73)%	(3,063)
Total Consumer, Cyclical			(515)

Communications
8x8, Inc.	1,115	(0.44)%	2,280
Palo Alto Networks, Inc.	95	(0.47)%	1,079
Proofpoint, Inc.	226	(0.56)%	572
Okta, Inc.	79	(0.20)%	500
VeriSign, Inc.	39	(0.16)%	167
Zendesk, Inc.	325	(0.54)%	(720)
Anaplan, Inc.	148	(0.17)%	(805)
Trade Desk, Inc. — Class A	26	(0.15)%	(1,063)
Charter Communications, Inc. — Class A	30	(0.31)%	(1,150)
RingCentral, Inc. — Class A	43	(0.16)%	(1,915)
Q2 Holdings, Inc.	360	(0.63)%	(2,828)
Total Communications			(3,883)

Industrial
HEICO Corp.	114	(0.28)%	1,682
Roper Technologies, Inc.	73	(0.56)%	732
Exponent, Inc.	270	(0.40)%	301
Casella Waste Systems, Inc. — Class A	343	(0.34)%	(970)
Ball Corp.	449	(0.63)%	(1,204)
Universal Display Corp.	36	(0.16)%	(1,226)
Materion Corp.	597	(0.76)%	(1,620)
Sonoco Products Co.	350	(0.47)%	(2,135)
Westinghouse Air Brake Technologies Corp.	219	(0.37)%	(2,908)
Vulcan Materials Co.	287	(0.89)%	(4,270)
Worthington Industries, Inc.	835	(0.76)%	(4,537)
Martin Marietta Materials, Inc.	159	(0.96)%	(9,652)
TransDigm Group, Inc.	123	(1.48)%	(13,934)
Total Industrial			(39,741)

Energy
Warrior Met Coal, Inc.	783	(0.36)%	(1,395)
Total MS Long/Short Equity Short Custom Basket			$(337,856)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Communications
AT&T, Inc.	1,597	1.05%	$9,172
Verizon Communications, Inc.	1,215	1.25%	5,339
News Corp. — Class A	2,408	0.58%	4,399
Discovery, Inc. — Class A	1,254	0.68%	4,247
Scholastic Corp.	421	0.27%	2,282
TEGNA, Inc.	1,236	0.34%	2,139
Omnicom Group, Inc.	925	1.25%	2,091
Booking Holdings, Inc.	16	0.55%	1,691
Juniper Networks, Inc.	569	0.23%	608
Yelp, Inc. — Class A	660	0.38%	363
Alphabet, Inc. — Class C	12	0.27%	289
AMC Networks, Inc. — Class A	899	0.59%	(285)
eBay, Inc.	1,086	0.65%	(1,951)
Total Communications			30,384

Consumer, Non-cyclical
Darling Ingredients, Inc.	1,891	0.89%	16,388
CVS Health Corp.	793	0.98%	16,113
Eli Lilly & Co.	511	1.12%	12,019
Amgen, Inc.	262	1.05%	10,462
Ingredion, Inc.	629	0.97%	8,001
Sysco Corp.	618	0.88%	7,193
Zimmer Biomet Holdings, Inc.	235	0.59%	6,862
Kellogg Co.	813	0.94%	6,544
Archer-Daniels-Midland Co.	1,596	1.23%	5,711
Merck & Company, Inc.	680	1.03%	5,371
Medtronic plc	329	0.62%	4,869
Jazz Pharmaceuticals plc	248	0.62%	4,868
Campbell Soup Co.	758	0.62%	4,317
Becton Dickinson and Co.	117	0.53%	4,089
Cardinal Health, Inc.	834	0.70%	3,352
Hormel Foods Corp.	1,134	0.85%	3,296
Molina Healthcare, Inc.	140	0.32%	3,276
Hologic, Inc.	713	0.62%	3,173
Johnson & Johnson	320	0.78%	2,959
McKesson Corp.	491	1.13%	2,809
Philip Morris International, Inc.	440	0.62%	2,723
Baxter International, Inc.	441	0.61%	2,540
TrueBlue, Inc.	895	0.36%	2,396
Herbalife Nutrition Ltd.	538	0.43%	2,295
Thermo Fisher Scientific, Inc.	70	0.38%	2,262
Post Holdings, Inc.	469	0.85%	2,179
Kimberly-Clark Corp.	532	1.22%	2,001
Abbott Laboratories	410	0.59%	1,788
Macquarie Infrastructure Corp.	401	0.29%	1,592
Clorox Co.	173	0.44%	1,190
Cal-Maine Foods, Inc.	523	0.37%	1,175
Procter & Gamble Co.	313	0.65%	1,126
General Mills, Inc.	1,020	0.91%	965
Integer Holdings Corp.	315	0.42%	927
STERIS plc	147	0.37%	759
Innoviva, Inc.	1,491	0.35%	513
PepsiCo, Inc.	112	0.26%	389
Mondelez International, Inc. — Class A	345	0.32%	177
Alexion Pharmaceuticals, Inc.	220	0.40%	44
TreeHouse Foods, Inc.	419	0.34%	(309)
Molson Coors Beverage Co. — Class B	1,025	0.92%	(378)
United Therapeutics Corp.	258	0.38%	(474)
Hershey Co.	99	0.24%	(836)
Gilead Sciences, Inc.	911	0.99%	(1,020)
John B Sanfilippo & Son, Inc.	208	0.32%	(1,124)
B&G Foods, Inc.	1,307	0.39%	(4,095)
JM Smucker Co.	548	0.95%	(4,162)
H&R Block, Inc.	886	0.35%	(4,386)
Pfizer, Inc.	1,577	1.03%	(4,441)
Total Consumer, Non-cyclical			137,488

Consumer, Cyclical
World Fuel Services Corp.	984	0.71%	10,086
Carnival Corp.	816	0.69%	6,557
Las Vegas Sands Corp.	520	0.60%	5,806
Norwegian Cruise Line Holdings Ltd.	417	0.41%	4,240
BorgWarner, Inc.	860	0.62%	3,691
Lear Corp.	344	0.79%	3,672
Aptiv plc	349	0.55%	3,576
Allison Transmission Holdings, Inc.	801	0.65%	3,500
Wyndham Destinations, Inc.	617	0.53%	3,496
Autoliv, Inc.	444	0.62%	3,256
Royal Caribbean Cruises Ltd.	167	0.37%	3,105
Southwest Airlines Co.	835	0.75%	2,839
AutoZone, Inc.	19	0.38%	2,691
Gentherm, Inc.	757	0.56%	2,682
Toll Brothers, Inc.	681	0.45%	2,024
PulteGroup, Inc.	571	0.37%	1,490
Delta Air Lines, Inc.	523	0.51%	1,332
SkyWest, Inc.	341	0.37%	827
Starbucks Corp.	199	0.29%	734
Brunswick Corp.	587	0.59%	685
Extended Stay America, Inc.	2,268	0.56%	618

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Allegiant Travel Co. — Class A	105	0.30%	$536
United Airlines Holdings, Inc.	203	0.30%	467
DR Horton, Inc.	274	0.24%	386
Polaris, Inc.	247	0.42%	83
Cummins, Inc.	132	0.39%	(255)
JetBlue Airways Corp.	765	0.24%	(283)
Mohawk Industries, Inc.	98	0.22%	(699)
Lennar Corp. — Class A	329	0.31%	(949)
Goodyear Tire & Rubber Co.	1,150	0.30%	(969)
Whirlpool Corp.	258	0.63%	(1,096)
General Motors Co.	546	0.33%	(1,312)
Cracker Barrel Old Country Store, Inc.	231	0.59%	(1,413)
Total Consumer, Cyclical			61,403

Energy
Phillips 66	222	0.41%	5,928
HollyFrontier Corp.	559	0.47%	5,697
Devon Energy Corp.	1,350	0.58%	5,628
Valero Energy Corp.	358	0.56%	5,235
ConocoPhillips	434	0.47%	3,375
ONEOK, Inc.	204	0.26%	1,133
Kinder Morgan, Inc.	1,316	0.46%	513
Chevron Corp.	415	0.83%	(385)
Delek US Holdings, Inc.	736	0.41%	(1,549)
Exxon Mobil Corp.	1,049	1.22%	(3,120)
CVR Energy, Inc.	614	0.41%	(3,833)
Total Energy			18,622

Industrial
Lincoln Electric Holdings, Inc.	571	0.92%	7,827
Kansas City Southern	228	0.58%	7,433
Werner Enterprises, Inc.	1,218	0.74%	6,991
Regal Beloit Corp.	445	0.64%	6,954
Caterpillar, Inc.	263	0.65%	6,540
Crane Co.	637	0.92%	6,142
Schneider National, Inc. — Class B	1,492	0.54%	5,759
Landstar System, Inc.	353	0.67%	4,314
Vishay Intertechnology, Inc.	756	0.27%	4,113
Marten Transport Ltd.	1,153	0.41%	4,072
Agilent Technologies, Inc.	261	0.37%	3,985
Union Pacific Corp.	140	0.42%	3,845
Old Dominion Freight Line, Inc.	76	0.24%	3,727
Gentex Corp.	1,500	0.72%	3,479
Knight-Swift Transportation Holdings, Inc.	720	0.43%	3,442
Oshkosh Corp.	200	0.32%	3,436
Kennametal, Inc.	850	0.52%	3,324
Mettler-Toledo International, Inc.	26	0.34%	3,076
Heartland Express, Inc.	1,260	0.44%	2,923
Garmin Ltd.	210	0.34%	2,807
Waters Corp.	106	0.41%	2,723
Norfolk Southern Corp.	328	1.06%	2,115
Honeywell International, Inc.	120	0.35%	1,890
Sturm Ruger & Company, Inc.	485	0.38%	933
MDU Resources Group, Inc.	496	0.25%	309
Echo Global Logistics, Inc.	1,193	0.41%	287
J.B. Hunt Transport Services, Inc.	251	0.49%	101
CSX Corp.	666	0.80%	(400)
CH Robinson Worldwide, Inc.	587	0.77%	(1,955)
Textron, Inc.	672	0.50%	(2,110)
FedEx Corp.	308	0.78%	(2,281)
Total Industrial			95,801

Financial
Weingarten Realty Investors	1,938	1.01%	4,944
Deluxe Corp.	430	0.36%	3,840
JPMorgan Chase & Co.	112	0.26%	3,217
Brixmor Property Group, Inc.	1,710	0.62%	2,782
Janus Henderson Group plc	662	0.27%	2,178
Hartford Financial Services Group, Inc.	234	0.24%	1,423
Lexington Realty Trust	5,530	0.98%	1,408
Summit Hotel Properties, Inc.	2,011	0.41%	1,380
M&T Bank Corp.	88	0.25%	629
Comerica, Inc.	206	0.25%	478
Apartment Investment & Management Co. — Class A	721	0.62%	375
Sunstone Hotel Investors, Inc.	1,164	0.27%	(28)
Travelers Companies, Inc.	107	0.24%	(445)
Franklin Resources, Inc.	660	0.29%	(725)
Equity Commonwealth	2,093	1.15%	(1,591)
Total Financial			19,865

Utilities
AES Corp.	3,181	1.06%	12,122
PPL Corp.	1,707	1.02%	9,006
FirstEnergy Corp.	1,230	1.00%	6,968
Southern Co.	418	0.44%	2,421
Avangrid, Inc.	881	0.75%	2,034

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
NRG Energy, Inc.	1,405	0.93%	$1,692
NiSource, Inc.	750	0.35%	1,089
Portland General Electric Co.	952	0.89%	1,025
Ameren Corp.	555	0.71%	614
Avista Corp.	340	0.27%	583
Entergy Corp.	178	0.36%	399
Evergy, Inc.	903	0.98%	13
Exelon Corp.	1,297	0.99%	(515)
Public Service Enterprise Group, Inc.	529	0.52%	(805)
Pinnacle West Capital Corp.	605	0.91%	(3,143)
National Fuel Gas Co.	925	0.72%	(5,579)
Vistra Energy Corp.	2,012	0.77%	(5,805)
Total Utilities			22,119

Technology
Skyworks Solutions, Inc.	142	0.29%	6,661
Activision Blizzard, Inc.	348	0.34%	2,347
Oracle Corp.	256	0.23%	(220)
Teradata Corp.	572	0.26%	(1,469)
Total Technology			7,319

Basic Materials
Domtar Corp.	441	0.28%	(671)
Total GS Long/Short Equity Long Custom Basket			$392,330

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Technology
Appian Corp.	175	(0.15)%	$2,518
Elastic N.V.	79	(0.11)%	2,100
Workday, Inc. — Class A	44	(0.16)%	1,573
Alteryx, Inc. — Class A	67	(0.15)%	1,311
Veeva Systems, Inc. — Class A	49	(0.16)%	1,058
MongoDB, Inc.	70	(0.21)%	1,029
Atlassian Corporation plc — Class A	56	(0.15)%	718
Aspen Technology, Inc.	62	(0.17)%	507
ServiceNow, Inc.	29	(0.19)%	319
Zscaler, Inc.	129	(0.14)%	230
Manhattan Associates, Inc.	77	(0.14)%	202
Coupa Software, Inc.	54	(0.18)%	122
Intuit, Inc.	37	(0.22)%	38
Twilio, Inc. — Class A	59	(0.13)%	(7)
LivePerson, Inc.	164	(0.14)%	(137)
Workiva, Inc.	143	(0.14)%	(180)
Paychex, Inc.	284	(0.55)%	(283)
HubSpot, Inc.	108	(0.39)%	(457)
Fair Isaac Corp.	22	(0.19)%	(529)
Appfolio, Inc. — Class A	57	(0.14)%	(605)
Guidewire Software, Inc.	63	(0.16)%	(653)
Accenture plc — Class A	50	(0.24)%	(762)
PROS Holdings, Inc.	111	(0.15)%	(863)
Tyler Technologies, Inc.	18	(0.12)%	(870)
Autodesk, Inc.	61	(0.25)%	(1,048)
Paycom Software, Inc.	32	(0.19)%	(1,204)
ANSYS, Inc.	26	(0.15)%	(1,299)
Smartsheet, Inc. — Class A	261	(0.27)%	(1,300)
ExlService Holdings, Inc.	445	(0.70)%	(1,439)
Five9, Inc.	91	(0.14)%	(1,497)
Science Applications International Corp.	535	(1.05)%	(2,118)
Monolithic Power Systems, Inc.	46	(0.19)%	(2,155)
EPAM Systems, Inc.	129	(0.62)%	(2,284)
Broadcom, Inc.	58	(0.41)%	(2,460)
DocuSign, Inc.	213	(0.36)%	(2,829)
Adobe, Inc.	78	(0.58)%	(3,120)
Black Knight, Inc.	610	(0.89)%	(3,221)
Genpact Ltd.	847	(0.81)%	(3,328)
salesforce.com, Inc.	269	(0.99)%	(3,728)
ACI Worldwide, Inc.	872	(0.75)%	(3,737)
CACI International, Inc. — Class A	197	(1.11)%	(5,072)
Envestnet, Inc.	397	(0.63)%	(5,974)
Splunk, Inc.	194	(0.66)%	(6,052)
Total Technology			(47,486)

Financial
WP Carey, Inc.	684	(1.24)%	5,721
Essential Properties Realty Trust, Inc.	1,217	(0.68)%	1,975
Acadia Realty Trust	695	(0.41)%	1,690
CME Group, Inc. — Class A	115	(0.52)%	594
Northwest Bancshares, Inc.	1,065	(0.40)%	280
National Storage Affiliates Trust	466	(0.35)%	167
UDR, Inc.	691	(0.73)%	125
American Assets Trust, Inc.	894	(0.93)%	68
Capitol Federal Financial, Inc.	1,213	(0.38)%	61
BancorpSouth Bank	619	(0.44)%	(154)
Camden Property Trust	240	(0.58)%	(162)
American Campus Communities, Inc.	1,122	(1.19)%	(326)
Atlantic Union Bankshares Corp.	359	(0.30)%	(417)
Global Net Lease, Inc.	743	(0.34)%	(504)
Armada Hoffler Properties, Inc.	1,880	(0.78)%	(521)
BankUnited, Inc.	277	(0.23)%	(848)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
CenterState Bank Corp.	623	(0.35)%	$(933)
Realty Income Corp.	716	(1.19)%	(1,002)
Reinsurance Group of America, Inc. — Class A	287	(1.06)%	(1,017)
Intercontinental Exchange, Inc.	467	(0.98)%	(1,137)
RLI Corp.	549	(1.12)%	(1,222)
Douglas Emmett, Inc.	471	(0.47)%	(1,422)
Crown Castle International Corp.	241	(0.77)%	(1,494)
STAG Industrial, Inc.	850	(0.61)%	(1,549)
RenaissanceRe Holdings Ltd.	165	(0.73)%	(1,557)
UMB Financial Corp.	245	(0.38)%	(1,562)
QTS Realty Trust, Inc. — Class A	476	(0.58)%	(1,674)
Synovus Financial Corp.	428	(0.38)%	(1,702)
Mastercard, Inc. — Class A	61	(0.41)%	(1,743)
Healthcare Realty Trust, Inc.	1,417	(1.07)%	(1,760)
Washington Real Estate Investment Trust	1,021	(0.67)%	(1,814)
Brown & Brown, Inc.	1,199	(1.07)%	(1,962)
Columbia Financial, Inc.	989	(0.38)%	(1,982)
Valley National Bancorp	2,209	(0.57)%	(2,240)
STORE Capital Corp.	1,101	(0.93)%	(2,485)
Glacier Bancorp, Inc.	484	(0.50)%	(2,817)
People’s United Financial, Inc.	2,527	(0.97)%	(2,856)
Agree Realty Corp.	779	(1.24)%	(2,874)
Everest Re Group Ltd.	153	(0.96)%	(3,262)
SBA Communications Corp.	193	(1.05)%	(3,355)
Equinix, Inc.	44	(0.58)%	(3,496)
American Tower Corp. — Class A	239	(1.24)%	(3,580)
Old National Bancorp	2,325	(0.96)%	(3,782)
Alexandria Real Estate Equities, Inc.	431	(1.58)%	(3,812)
EastGroup Properties, Inc.	243	(0.73)%	(4,420)
BOK Financial Corp.	442	(0.87)%	(4,606)
Athene Holding Ltd. — Class A	605	(0.64)%	(4,857)
Arthur J Gallagher & Co.	613	(1.32)%	(5,185)
Easterly Government Properties, Inc.	2,896	(1.55)%	(5,611)
Fifth Third Bancorp	1,336	(0.93)%	(6,105)
Hudson Pacific Properties, Inc.	1,919	(1.63)%	(6,433)
First Republic Bank	407	(1.08)%	(7,166)
Terreno Realty Corp.	1,099	(1.35)%	(7,696)
Sun Communities, Inc.	411	(1.40)%	(8,823)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Rexford Industrial Realty, Inc.	1,459	(1.51)%	$(8,966)
Total Financial			(122,210)

Basic Materials
WR Grace & Co.	527	(0.83)%	2,471
Allegheny Technologies, Inc.	650	(0.30)%	2,234
Carpenter Technology Corp.	533	(0.60)%	(188)
Balchem Corp.	385	(0.89)%	(1,917)
Southern Copper Corp.	438	(0.42)%	(2,400)
Air Products & Chemicals, Inc.	146	(0.78)%	(2,879)
Compass Minerals International, Inc.	625	(0.86)%	(2,941)
Steel Dynamics, Inc.	509	(0.39)%	(2,979)
Reliance Steel & Aluminum Co.	159	(0.43)%	(3,548)
Commercial Metals Co.	747	(0.38)%	(3,648)
Kaiser Aluminum Corp.	229	(0.57)%	(3,914)
Freeport-McMoRan, Inc.	1,894	(0.56)%	(4,518)
PPG Industries, Inc.	304	(0.92)%	(5,539)
Linde plc	348	(1.68)%	(5,711)
Sherwin-Williams Co.	69	(0.91)%	(6,505)
RPM International, Inc.	481	(0.84)%	(7,577)
Total Basic Materials			(49,559)

Consumer, Non-cyclical
Rollins, Inc.	386	(0.29)%	1,690
Verisk Analytics, Inc. — Class A	104	(0.35)%	847
Gartner, Inc.	169	(0.59)%	695
Avalara, Inc.	81	(0.13)%	628
Glaukos Corp.	93	(0.11)%	466
FleetCor Technologies, Inc.	101	(0.66)%	437
Guardant Health, Inc.	97	(0.17)%	229
Bright Horizons Family Solutions, Inc.	166	(0.56)%	(20)
Booz Allen Hamilton Holding Corp.	133	(0.21)%	(183)
Paylocity Holding Corp.	44	(0.12)%	(658)
LiveRamp Holdings, Inc.	136	(0.15)%	(676)
Illumina, Inc.	25	(0.19)%	(877)
Intuitive Surgical, Inc.	14	(0.19)%	(885)
ResMed, Inc.	40	(0.14)%	(995)
Viad Corp.	396	(0.60)%	(1,132)
PayPal Holdings, Inc.	375	(0.92)%	(1,517)
Euronet Worldwide, Inc.	147	(0.52)%	(1,764)
MarketAxess Holdings, Inc.	43	(0.37)%	(1,826)
IHS Markit Ltd.	138	(0.24)%	(2,168)
WEX, Inc.	247	(1.17)%	(3,302)
Brink’s Co.	337	(0.69)%	(3,598)

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Avery Dennison Corp.	324	(0.96)%	$(6,465)
Total Consumer, Non-cyclical			(21,074)

Industrial
Materion Corp.	597	(0.80)%	3,424
HEICO Corp.	114	(0.29)%	1,837
Ball Corp.	449	(0.66)%	972
Roper Technologies, Inc.	73	(0.58)%	780
Exponent, Inc.	270	(0.42)%	343
Universal Display Corp.	36	(0.17)%	(481)
Casella Waste Systems, Inc. — Class A	343	(0.36)%	(943)
Vulcan Materials Co.	287	(0.93)%	(1,843)
Sonoco Products Co.	350	(0.49)%	(2,070)
Westinghouse Air Brake Technologies Corp.	219	(0.39)%	(2,702)
Worthington Industries, Inc.	835	(0.80)%	(4,509)
Martin Marietta Materials, Inc.	159	(1.01)%	(7,326)
TransDigm Group, Inc.	123	(1.56)%	(11,421)
Total Industrial			(23,939)

Utilities
California Water Service Group	287	(0.33)%	388
PNM Resources, Inc.	298	(0.34)%	202
Eversource Energy	179	(0.34)%	(140)
WEC Energy Group, Inc.	165	(0.34)%	(279)
Sempra Energy	66	(0.23)%	(338)
Alliant Energy Corp.	275	(0.34)%	(497)
MGE Energy, Inc.	130	(0.23)%	(545)
South Jersey Industries, Inc.	473	(0.35)%	(554)
American States Water Co.	285	(0.56)%	(767)
American Water Works Company, Inc.	206	(0.57)%	(995)
Atmos Energy Corp.	133	(0.34)%	(1,215)
NextEra Energy, Inc.	64	(0.35)%	(2,572)
Total Utilities			(7,312)

Communications
8x8, Inc.	1,115	(0.46)%	2,255
Okta, Inc.	79	(0.21)%	1,090
VeriSign, Inc.	39	(0.17)%	350
Zendesk, Inc.	325	(0.56)%	(209)
Proofpoint, Inc.	226	(0.59)%	(546)
Anaplan, Inc.	148	(0.18)%	(732)
Trade Desk, Inc. — Class A	26	(0.15)%	(806)
Charter Communications, Inc. — Class A	30	(0.33)%	(1,160)
RingCentral, Inc. — Class A	43	(0.16)%	(1,761)
Q2 Holdings, Inc.	360	(0.66)%	(2,192)
Palo Alto Networks, Inc.	95	(0.50)%	(2,634)
Total Communications			(6,345)

Consumer, Cyclical
Wingstop, Inc.	283	(0.55)%	2,049
McDonald’s Corp.	75	(0.34)%	565
Toro Co.	423	(0.76)%	(3,013)
Total Consumer, Cyclical			(399)

Energy
Warrior Met Coal, Inc.	783	(0.37)%	(1,319)
Total GS Long/Short Equity Short Custom Basket			$(279,643)

GS Equity Market Neutral Long Custom Basket
Financial
Safehold, Inc.	10,847	6.92%	$103,694
Omega Healthcare Investors, Inc.	7,382	4.95%	46,118
Healthpeak Properties, Inc.	9,211	5.02%	26,947
Equinix, Inc.	336	3.10%	26,723
Highwoods Properties, Inc.	4,337	3.36%	26,246
Park Hotels & Resorts, Inc.	6,771	2.77%	21,717
Sun Communities, Inc.	1,036	2.46%	20,635
Equity LifeStyle Properties, Inc.	2,247	2.50%	20,571
Rexford Industrial Realty, Inc.	2,678	1.93%	16,550
Terreno Realty Corp.	2,313	1.98%	16,353
Invitation Homes, Inc.	5,325	2.52%	16,135
Spirit Realty Capital, Inc.	3,953	3.07%	14,162
Annaly Capital Management, Inc.	26,084	3.89%	12,666
STAG Industrial, Inc.	5,214	2.60%	11,080
CyrusOne, Inc.	3,101	3.21%	10,095
Host Hotels & Resorts, Inc.	8,672	2.54%	6,842
Weyerhaeuser Co.	6,573	3.14%	5,147
AGNC Investment Corp.	8,641	2.42%	(58)
Paramount Group, Inc.	11,177	2.46%	(203)
Vornado Realty Trust	2,341	2.46%	(288)
National Storage Affiliates Trust	4,660	2.48%	(704)
PotlatchDeltic Corp.	3,589	2.46%	(1,377)
MGM Growth Properties LLC — Class A	5,078	2.49%	(2,451)
Alexander & Baldwin, Inc.	9,198	3.05%	(2,620)
Federal Realty Investment Trust	1,144	2.33%	(4,122)
Extra Space Storage, Inc.	1,843	3.08%	(6,062)
Retail Opportunity Investments Corp.	8,452	2.36%	(6,555)
CareTrust REIT, Inc.	7,709	2.52%	(8,364)
Regency Centers Corp.	2,335	2.33%	(9,389)
Pebblebrook Hotel Trust	6,866	2.91%	(12,830)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ventas, Inc.	4,758	4.35%	$(32,522)
Total Financial			314,136

Technology
InterXion Holding N.V.	2,440	3.23%	25,688

Consumer, Cyclical
Red Rock Resorts, Inc. — Class A	8,222	3.11%	21,020
Total GS Equity Market Neutral Long Custom Basket			$360,844

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	14,029	(3.17)%	$31,010
Public Storage	904	(2.98)%	21,746
PS Business Parks, Inc.	846	(2.16)%	15,538
Digital Realty Trust, Inc.	2,574	(4.78)%	9,155
Washington Prime Group, Inc.	29,887	(1.69)%	7,720
American Finance Trust, Inc.	11,409	(2.35)%	6,375
Retail Properties of America, Inc. — Class A	11,325	(2.35)%	3,941
Service Properties Trust	7,179	(2.71)%	2,010
Life Storage, Inc.	2,118	(3.56)%	101
Columbia Property Trust, Inc.	7,407	(2.40)%	(139)
Healthcare Trust of America, Inc. — Class A	6,562	(3.08)%	(1,092)
Xenia Hotels & Resorts, Inc.	7,589	(2.54)%	(3,271)
VEREIT, Inc.	25,412	(3.64)%	(3,531)
Brandywine Realty Trust	10,046	(2.45)%	(3,837)
Industrial Logistics Properties Trust	5,411	(1.88)%	(5,737)
Healthcare Realty Trust, Inc.	6,367	(3.29)%	(6,508)
Monmouth Real Estate Investment Corp.	15,853	(3.56)%	(7,598)
Howard Hughes Corp.	1,571	(3.09)%	(9,091)
Cushman & Wakefield plc	6,093	(1.93)%	(10,000)
RLJ Lodging Trust	9,532	(2.62)%	(10,263)
Brixmor Property Group, Inc.	9,253	(3.10)%	(10,764)
Washington Real Estate Investment Trust	6,543	(2.96)%	(11,542)
Physicians Realty Trust	14,451	(4.24)%	(14,880)
Kimco Realty Corp.	11,042	(3.55)%	(16,499)
Piedmont Office Realty Trust, Inc. — Class A	13,479	(4.65)%	(22,726)
Total Financial			(39,882)

Communications
Switch, Inc. — Class A	12,238	(2.81)%	10,396

Consumer, Cyclical
Toll Brothers, Inc.	2,988	(1.83)%	(1,709)
KB Home	3,540	(1.88)%	(5,883)
Royal Caribbean Cruises Ltd.	1,307	(2.71)%	(19,558)
Total Consumer, Cyclical			(27,150)

Exchange Traded Funds
Vanguard Real Estate ETF	11,150	(16.04)%	(17,416)
Total GS Equity Market Neutral Short Custom Basket			$(74,052)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2019.
[2]	All or a portion of this security is on loan at December 31, 2019 — See Note 6.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2019.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,481,929	$—	$—	$9,481,929
Rights	17,624	—	—	17,624
Mutual Funds	13,122,746	—	—	13,122,746
Closed-End Funds	3,237,334	—	—	3,237,334
U.S. Treasury Bills	—	5,202,487	—	5,202,487
Repurchase Agreements	—	1,507,557	—	1,507,557
Securities Lending Collateral	193,550	—	—	193,550
Commodity Futures Contracts**	325,123	—	—	325,123
Interest Rate Futures Contracts**	710	90,982	—	91,692
Currency Futures Contracts**	86,677	—	—	86,677
Equity Futures Contracts**	6,503	14,361	—	20,864
Equity Custom Basket Swap Agreements**	—	1,863,840	—	1,863,840
Total Assets	$26,472,196	$8,679,227	$—	$35,151,423

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Master Limited Partnerships	$334	$—	$—	$334
Common Stocks	1,932,661	—	—	1,932,661
Exchange-Traded Funds	3,091,546	—	—	3,091,546
Commodity Futures Contracts**	274,027	—	—	274,027
Equity Futures Contracts**	153,562	16,065	—	169,627
Currency Futures Contracts**	121,309	—	—	121,309
Interest Rate Futures Contracts**	7,379	91,216	—	98,595
Equity Custom Basket Swap Agreements**	—	718,216	—	718,216
Total Liabilities	$5,580,818	$825,497	$—	$6,406,315

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,717,144	$3,119,913	$(5,600,000)	$(22,733)	$9,149	$3,223,473	130,294	$120,439
Guggenheim Strategy Fund III	4,113,656	114,041	(1,250,000)	(11,985)	3,710	2,969,422	120,122	114,456
Guggenheim Ultra Short Duration Fund — Institutional Class	42,224	4,518,089	(1,000,000)	(1,189)	(1,373)	3,557,751	357,563	17,927
Guggenheim Variable Insurance Strategy Fund III	4,116,640	103,468	(850,000)	(10,728)	12,720	3,372,100	136,191	103,388
	$13,989,664	$7,855,511	$(8,700,000)	$(46,635)	$24,206	$13,122,746		$356,210

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $187,661 of securities loaned (cost $17,485,748)	$18,132,924
Investments in affiliated issuers, at value (cost $13,215,409)	13,122,746
Repurchase agreements, at value (cost $1,507,557)	1,507,557
Cash	5,791,508
Segregated cash with broker	368,673
Unrealized appreciation on OTC swap agreements	1,863,840
Receivables:
Dividends	36,929
Fund shares sold	1,925
Foreign tax reclaims	476
Securities lending income	364
Interest	63
Other assets	9,980
Total assets	40,836,985

Liabilities:
Securities sold short, at value (proceeds $4,809,328)	5,024,541
Unrealized depreciation on OTC swap agreements	718,216
Payable for:
Return of securities lending collateral	193,550
Swap settlement	111,162
Fund shares redeemed	70,208
Variation margin on futures contracts	41,137
Management fees	32,432
Securities purchased	22,112
Miscellaneous	13,621
Total liabilities	6,226,979
Commitments and contingent liabilities (Note 12)	—
Net assets	$34,610,006

Net assets consist of:
Paid in capital	$35,787,474
Total distributable earnings (loss)	(1,177,468)
Net assets	$34,610,006
Capital shares outstanding	1,431,844
Net asset value per share	$24.17

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,272)	$297,584
Dividends from securities of affiliated issuers	356,210
Interest	217,598
Short sales rebate income	104,865
Income from securities lending, net	3,181
Total investment income	979,438

Expenses:
Management fees	437,452
Short sales dividend expense	196,062
Miscellaneous	7,169
Total expenses	640,683
Less:
Expenses waived by Adviser	(11,217)
Net expenses	629,466
Net investment income	349,972

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	419,800
Investments in affiliated issuers	(46,635)
Investments sold short	(14,130)
Swap agreements	(607,636)
Futures contracts	694,754
Foreign currency transactions	(3,380)
Net realized gain	442,773
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,323,169
Investments in affiliated issuers	24,206
Investments sold short	(1,070,557)
Swap agreements	1,175,503
Futures contracts	(279,823)
Foreign currency translations	36
Net change in unrealized appreciation (depreciation)	1,172,534
Net realized and unrealized gain	1,615,307
Net increase in net assets resulting from operations	$1,965,279

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$349,972	$348,193
Net realized gain (loss) on investments	442,773	(378,789)
Net change in unrealized appreciation (depreciation) on investments	1,172,534	(2,258,942)
Net increase (decrease) in net assets resulting from operations	1,965,279	(2,289,538)

Distributions to shareholders	(875,142)	—

Capital share transactions:
Proceeds from sale of shares	3,288,700	7,666,661
Distributions reinvested	875,142	—
Cost of shares redeemed	(10,979,155)	(8,737,138)
Net decrease from capital share transactions	(6,815,313)	(1,070,477)
Net decrease in net assets	(5,725,176)	(3,360,015)

Net assets:
Beginning of year	40,335,182	43,695,197
End of year	$34,610,006	$40,335,182

Capital share activity:
Shares sold	135,737	316,923
Shares issued from reinvestment of distributions	36,771	—
Shares redeemed	(453,659)	(363,489)
Net decrease in shares	(281,151)	(46,566)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$23.55	$24.83	$23.95	$24.09	$23.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.20	(.09)	(.16)	(.15)
Net gain (loss) on investments (realized and unrealized)	.97	(1.48)	.97	.04	.58
Total from investment operations	1.20	(1.28)	.88	(.12)	.43
Less distributions from:
Net investment income	(.58)	—	—	(.02)	(.16)
Total distributions	(.58)	—	—	(.02)	(.16)
Net asset value, end of period	$24.17	$23.55	$24.83	$23.95	$24.09

Total Return[b]	5.15%	(5.16%)	3.67%	(0.48%)	1.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,610	$40,335	$43,695	$47,953	$52,281
Ratios to average net assets:
Net investment income (loss)	0.94%	0.85%	(0.39%)	(0.66%)	(0.62%)
Total expenses[c]	1.72%	1.54%	1.88%	2.27%	2.38%
Net expenses[d]	1.69%	1.52%	1.85%	2.23%	2.34%
Portfolio turnover rate	163%	162%	158%	119%	160%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense related to short sales. Excluding interest and dividend expense related to short sales, net expense ratios for the year end would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.16%	1.16%	1.16%	1.17%	1.18%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2019, Rydex Commodities Strategy Fund returned 15.25%, compared with a return of 17.63% for the Index.

Oil led the S&P GSCI higher in the first four months of the year before trading sideways for the last eight months of the year. Fourteen of the twenty-four components in the Index had positive returns during the period. The best-performing component was Unleaded Gasoline, with a return above 40%. Brent Crude, West Texas Intermediate (WTI) Crude and Nickel all had positive returns above 30%. GasOil and Heating Oil rounded out the strong petroleum sector with returns above 20%.

Natural Gas was down more than 30% and Lean Hogs dropped almost 20% for the year.

Three of the five GSCI sectors experienced positive performance during the period. Energy (+30%) and Precious Metals (+18%) were the best GSCI sectors. Livestock was the worst-performing sector with a -6% return.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	24.7%
Guggenheim Strategy Fund II	23.5%
Total	48.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Commodities Strategy Fund	15.25%	(5.68%)	(7.19%)
S&P Goldman Sachs Commodity Index	17.63%	(4.32%)	(5.44%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	79,370	$789,733
Guggenheim Strategy Fund II1	30,345	750,731
Total Mutual Funds
(Cost $1,540,139)		1,540,464

	Face Amount
U.S. TREASURY BILLS†† - 5.8%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	$184,000	183,736
Total U.S. Treasury Bills
(Cost $183,739)		183,736

REPURCHASE AGREEMENTS††,4 - 44.3%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	859,038	859,038
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	276,993	276,993
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	276,993	276,993
Total Repurchase Agreements
(Cost $1,413,024)		1,413,024

Total Investments - 98.3%
(Cost $3,136,902)		$3,137,224
Other Assets & Liabilities, net - 1.7%		55,697
Total Net Assets - 100.0%		$3,192,921

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	29	Jan 2020	$3,161,000	$100,880

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,540,464	$—	$—	$1,540,464
U.S. Treasury Bills	—	183,736	—	183,736
Repurchase Agreements	—	1,413,024	—	1,413,024
Commodity Futures Contracts**	100,880	—	—	100,880
Total Assets	$1,641,344	$1,596,760	$—	$3,238,104

**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
COMMODITIES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,063,576	$962,143	$(1,272,000)	$(2,575)	$(413)	$750,731	30,345	$32,229
Guggenheim Ultra Short Duration Fund — Institutional Class	838,500	1,752,057	(1,800,000)	(1,226)	402	789,733	79,370	27,108
	$1,902,076	$2,714,200	$(3,072,000)	$(3,801)	$(11)	$1,540,464		$59,337

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $183,739)	$183,736
Investments in affiliated issuers, at value (cost $1,540,139)	1,540,464
Repurchase agreements, at value (cost $1,413,024)	1,413,024
Segregated cash with broker	6,184
Receivables:
Fund shares sold	88,893
Dividends	3,346
Interest	58
Total assets	3,235,705

Liabilities:
Payable for:
Variation margin on futures contracts	26,028
Professional fees	4,831
Securities purchased	3,426
Management fees	1,611
Printing fees	1,542
Transfer agent and administrative fees	603
Investor service fees	603
Portfolio accounting fees	241
Fund shares redeemed	146
Trustees’ fees*	55
Miscellaneous	3,698
Total liabilities	42,784
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,192,921

Net assets consist of:
Paid in capital	$5,060,197
Total distributable earnings (loss)	(1,867,276)
Net assets	$3,192,921
Capital shares outstanding	39,238
Net asset value per share	$81.37

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$59,337
Interest	25,404
Total investment income	84,741

Expenses:
Management fees	28,930
Investor service fees	8,314
Transfer agent and administrative fees	8,314
Professional fees	10,630
Portfolio accounting fees	3,326
Trustees’ fees*	959
Custodian fees	700
Miscellaneous	4,643
Total expenses	65,816
Less:
Expenses waived by Adviser	(6,677)
Net expenses	59,139
Net investment income	25,602

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13
Investments in affiliated issuers	(3,801)
Futures contracts	(9,577)
Net realized loss	(13,365)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	39
Investments in affiliated issuers	(11)
Futures contracts	382,255
Net change in unrealized appreciation (depreciation)	382,283
Net realized and unrealized gain	368,918
Net increase in net assets resulting from operations	$394,520

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,602	$47,266
Net realized loss on investments	(13,365)	(289,978)
Net change in unrealized appreciation (depreciation) on investments	382,283	(532,869)
Net increase (decrease) in net assets resulting from operations	394,520	(775,581)

Distributions to shareholders	(45,134)	(242,391)

Capital share transactions:
Proceeds from sale of shares	7,665,863	37,091,840
Distributions reinvested	45,134	242,391
Cost of shares redeemed	(7,966,181)	(37,948,813)
Net decrease from capital share transactions	(255,184)	(614,582)
Net increase (decrease) in net assets	94,202	(1,632,554)

Net assets:
Beginning of year	3,098,719	4,731,273
End of year	$3,192,921	$3,098,719

Capital share activity:
Shares sold	97,122	406,945
Shares issued from reinvestment of distributions	581	2,774
Shares redeemed	(101,688)	(420,605)
Net decrease in shares	(3,985)	(10,886)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$71.69	$87.44	$83.74	$75.82	$114.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.67	— [b]	(.03)	(1.12)
Net gain (loss) on investments (realized and unrealized)	10.26	(13.34)	3.70	7.95	(37.70)
Total from investment operations	10.87	(12.67)	3.70	7.92	(38.82)
Less distributions from:
Net investment income	(1.19)	(3.08)	—	—	—
Total distributions	(1.19)	(3.08)	—	—	—
Net asset value, end of period	$81.37	$71.69	$87.44	$83.74	$75.82

Total Return[c]	15.25%	(15.12%)	4.43%	10.40%	(33.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,193	$3,099	$4,731	$4,498	$2,671
Ratios to average net assets:
Net investment income (loss)	0.77%	0.75%	— [g]	(0.48%)	(1.16%)
Total expenses[d]	1.98%	1.81%	1.82%	1.80%	1.75%
Net expenses[e]	1.78%	1.69%	1.72%	1.67%	1.63%
Portfolio turnover rate	128%	187%	107%	231%	198%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.
[g]	Less than 0.01%.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately. At December 31, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Non-diversified
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2019	% of Net Assets of the Fund at December 31, 2019
Global Managed Futures Strategy Fund	11/07/08	$923,595	6.5%
Multi-Hedge Strategies Fund	04/15/09	892,913	2.6%
Commodities Strategy Fund	07/21/09	540,015	16.9%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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Valuations of the Funds’ securities and other assets supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

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Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of

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investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$47,919,939	$29,015,297
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	36,828,247	29,341,087
Commodities Strategy Fund	Index exposure, Liquidity	3,354,274	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$13,918,530	$25,646,457
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	27,580,254	24,608,386

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2019:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts		Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investment Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
Long Short Equity Fund	$—	$993,910	$—	$—	$—	$993,910
Global Managed Futures Strategy Fund	46,503	—	68,661	51,754	214,282	381,200
Multi-Hedge Strategies Fund	20,864	1,863,840	86,677	91,692	325,123	2,388,196
Commodities Strategy Fund	—	—	—	—	100,880	100,880

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
Long Short Equity Fund	$—	$1,715,286	$—	$—	$—	$1,715,286
Global Managed Futures Strategy Fund	73,874	—	81,907	87,227	184,228	427,236
Multi-Hedge Strategies Fund	169,627	718,216	121,309	98,595	274,027	1,381,774

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(2,366,422)	$—	$—	$—	$(2,366,422)
Global Managed Futures Strategy Fund	267,658	—	248	1,432,818	(528,183)	1,172,541
Multi-Hedge Strategies Fund	11,515	(607,636)	104,473	806,636	(227,870)	87,118
Commodities Strategy Fund	—	—	—	—	(9,577)	(9,577)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(1,611,277)	$—	$—	$—	$(1,611,277)
Global Managed Futures Strategy Fund	(80,575)	—	12,568	(111,627)	(74,608)	(254,242)
Multi-Hedge Strategies Fund	(241,269)	1,175,503	56,099	2,220	(96,873)	895,680
Commodities Strategy Fund	—	—	—	—	382,255	382,255

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$993,910	$—	$993,910	$(993,910)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,863,840	—	1,863,840	(718,216)	—	1,145,624

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,715,286	$—	$1,715,286	$(1,715,286)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	718,216	—	718,216	(718,216)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures Contracts	$368,673	$—
Commodities Strategy Fund	Goldman Sachs Group	Futures Contracts	6,184	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $6,879, $9,226, and $3,988, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$3,169
Multi-Hedge Strategies Fund	1,991
Commodities Strategy Fund	2,689

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Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bonds
1.53%			0.38% - 3.38%
Due 01/02/20	$52,221,118	$52,225,557	07/15/25-04/15/32	$29,508,166	$30,293,286
			U.S. Treasury Notes
			1.38% - 2.50%
			02/28/21 - 10/31/26	16,685,500	17,041,602
			U.S. Treasury Bond
			6.25%
			08/15/23	3,032,900	3,592,802
			U.S. Treasury Floating Rate Note
			1.61%
			10/31/20	2,332,000	2,337,154
			U.S. Treasury Bills
			0.00%
			01/02/20 - 08/13/20	700	697
				51,559,266	53,265,541

BofA Securities, Inc.			U.S. Treasury Note
1.50%			2.00%
Due 01/02/20	16,838,493	16,839,896	10/31/22	16,936,000	17,175,334

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	16,838,493	16,839,803	10/15/24	17,030,300	17,175,300

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$233,908	$(233,908)	$—	$239,621	$—	$239,621
Multi-Hedge Strategies Fund	187,661	(187,661)	—	193,550	—	193,550

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$168,099	$—	$168,099
Global Managed Futures Strategy Fund	124,141	—	124,141
Multi-Hedge Strategies Fund	875,142	—	875,142
Commodities Strategy Fund	45,134	—	45,134

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$3,987,767	$371,574	$4,359,341
Commodities Strategy Fund	242,391	—	242,391

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$217,379	$—	$1,968,393	$(4,385,663)	$(2,199,891)
Global Managed Futures Strategy Fund	647,598	94,949	(1,180,770)	—	(438,223)
Multi-Hedge Strategies Fund	630,723	—	110,569	(2,193,072)	(1,451,780)
Commodities Strategy Fund	22,689	—	(1,795,000)	(14,295)	(1,786,606)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(3,948,319)	$(437,344)	$(4,385,663)
Multi-Hedge Strategies Fund	(2,178,911)	—	(2,178,911)
Commodities Strategy Fund	—	(14,295)	(14,295)

For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Global Managed Futures Strategy Fund	$ 978,251

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Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in subsidiaries, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, investment in real estate investment trusts, special dividends, foreign currency gains and losses, and investment in swaps. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(1,460)	$1,460
Global Managed Futures Strategy Fund	(527,262)	527,262
Multi-Hedge Strategies Fund	(280,529)	280,529
Commodities Strategy Fund	(6,664)	6,664

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$28,899,180	$4,077,029	$(2,108,636)	$1,968,393
Global Managed Futures Strategy Fund	15,581,990	383,170	(1,563,884)	(1,180,714)
Multi-Hedge Strategies Fund	28,722,351	2,391,536	(2,280,892)	110,644
Commodities Strategy Fund	4,903,799	—	(1,795,000)	(1,795,000)

Note 9 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$47,720,943	$50,688,797
Global Managed Futures Strategy Fund	2,793,855	1,400,000
Multi-Hedge Strategies Fund	53,699,047	55,235,939
Commodities Strategy Fund	2,714,200	3,072,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustee and/or common officers complies was Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transactions, is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. The Funds did not have any borrowings outstanding under this agreement at December 31, 2019. The Guggenheim Long Short Equity Fund is excluded from the line of credit.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2019 were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$ 1,551

Note 11 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ consolidated financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2019, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following funds have the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%
Multi-Hedge Strategies Fund	30.90%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	80,976,563	3,278,383
Angela Brock-Kyle	80,976,448	3,278,498
Donald A. Chubb, Jr.	80,889,189	3,365,757
Jerry B. Farley	80,698,759	3,556,187
Roman Friedrich III	80,706,634	3,548,312
Thomas F. Lydon, Jr.	80,699,239	3,555,707
Ronald A. Nyberg	80,694,478	3,560,468
Sandra G. Sponem	80,774,487	3,480,459
Ronald E. Toupin, Jr.	80,771,319	3,483,627
Amy J. Lee	80,977,346	3,277,600

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE RYDEX FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

90 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

92 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE RYDEX FUNDS ANNUAL REPORT | 93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

94 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these

96 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 97

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12.31.2019

Rydex Variable Trust Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVASECF-ANN-2-1219x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	86
REAL ESTATE FUND	93
RETAILING FUND	101
TECHNOLOGY FUND	108
TELECOMMUNICATIONS FUND	116
TRANSPORTATION FUND	123
UTILITIES FUND	130
NOTES TO FINANCIAL STATEMENTS	137
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	150
OTHER INFORMATION	151
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	153
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	158

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of federal funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.79%	11.88%	$ 1,000.00	$ 1,118.80	$ 9.56
Basic Materials Fund	1.79%	4.82%	1,000.00	1,048.20	9.24
Biotechnology Fund	1.79%	9.31%	1,000.00	1,093.10	9.44
Consumer Products Fund	1.79%	8.20%	1,000.00	1,082.00	9.39
Electronics Fund	1.80%	25.58%	1,000.00	1,255.80	10.23
Energy Fund	1.80%	(3.26%)	1,000.00	967.40	8.93
Energy Services Fund	1.80%	(8.60%)	1,000.00	914.00	8.68
Financial Services Fund	1.79%	8.35%	1,000.00	1,083.50	9.40
Health Care Fund	1.79%	8.87%	1,000.00	1,088.70	9.42
Internet Fund	1.79%	1.54%	1,000.00	1,015.40	9.09
Leisure Fund	1.80%	6.39%	1,000.00	1,063.90	9.36
Precious Metals Fund	1.69%	26.69%	1,000.00	1,266.90	9.66
Real Estate Fund	1.79%	7.37%	1,000.00	1,073.70	9.36
Retailing Fund	1.79%	6.99%	1,000.00	1,069.90	9.34
Technology Fund	1.79%	11.08%	1,000.00	1,110.80	9.52
Telecommunications Fund	1.80%	1.89%	1,000.00	1,018.90	9.16
Transportation Fund	1.80%	7.52%	1,000.00	1,075.20	9.42
Utilities Fund	1.79%	5.70%	1,000.00	1,057.00	9.28

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.79%	5.00%	$ 1,000.00	$ 1,016.18	$ 9.10
Basic Materials Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Biotechnology Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Consumer Products Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Electronics Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Energy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Energy Services Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Financial Services Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Health Care Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Internet Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Leisure Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Precious Metals Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Real Estate Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Retailing Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Technology Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Telecommunications Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Transportation Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Utilities Fund	1.79%	5.00%	1,000.00	1,016.18	9.10

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2019, Banking Fund returned 28.39%, compared with the S&P 500 Index, which returned 31.49%. The S&P 500 Financials Index returned 32.12%.

All industries contributed to performance, led by regional banks, diversified banks, and asset management & custody banks.

Citigroup, Inc., Bank of America Corp., and JPMorgan Chase & Co. were the holdings that contributed the most to the Fund’s return for the period. Valley National Bancorp and Ameris Bancorp detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.0%
Wells Fargo & Co.	4.0%
U.S. Bancorp	3.7%
Truist Financial Corp.	3.3%
PNC Financial Services Group, Inc.	3.2%
Capital One Financial Corp.	2.7%
Bank of New York Mellon Corp.	2.6%
State Street Corp.	2.1%
Top Ten Total	33.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Banking Fund	28.39%	7.16%	7.50%
S&P 500 Financials Index	32.12%	11.17%	12.26%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Banks - 90.5%
Citigroup, Inc.	2,992	$239,031
JPMorgan Chase & Co.	1,708	238,095
Bank of America Corp.	6,694	235,763
Wells Fargo & Co.	4,366	234,891
U.S. Bancorp	3,625	214,926
Truist Financial Corp.	3,471	195,487
PNC Financial Services Group, Inc.	1,171	186,927
Bank of New York Mellon Corp.	3,021	152,047
State Street Corp.	1,522	120,390
Northern Trust Corp.	1,008	107,090
M&T Bank Corp.	630	106,942
Fifth Third Bancorp	3,396	104,393
First Republic Bank	855	100,420
KeyCorp	4,960	100,390
Citizens Financial Group, Inc.	2,332	94,702
Regions Financial Corp.	5,299	90,931
Huntington Bancshares, Inc.	5,869	88,505
SVB Financial Group*	324	81,337
Comerica, Inc.	1,015	72,826
Zions Bancorp North America	1,296	67,288
ICICI Bank Ltd. ADR	4,318	65,159
HDFC Bank Ltd. ADR	1,026	65,018
HSBC Holdings plc ADR	1,623	63,443
Popular, Inc.	1,060	62,275
Commerce Bancshares, Inc.	916	62,216
Signature Bank	451	61,611
Royal Bank of Canada	775	61,380
Toronto-Dominion Bank	1,091	61,238
TCF Financial Corp.	1,293	60,512
Bank of Nova Scotia[1]	1,069	60,388
East West Bancorp, Inc.	1,234	60,096
UBS Group AG*	4,700	59,126
Credit Suisse Group AG ADR*	4,375	58,844
Bank of Montreal	756	58,590
Prosperity Bancshares, Inc.	814	58,518
Canadian Imperial Bank of Commerce	703	58,490
Cullen/Frost Bankers, Inc.	564	55,148
Western Alliance Bancorporation	960	54,720
Synovus Financial Corp.	1,388	54,410
First Horizon National Corp.	3,049	50,491
Webster Financial Corp.	942	50,265
Pinnacle Financial Partners, Inc.	778	49,792
First Financial Bankshares, Inc.	1,379	48,403
PacWest Bancorp	1,243	47,570
Valley National Bancorp	4,150	47,517
CIT Group, Inc.	1,032	47,090
Glacier Bancorp, Inc.	996	45,806
Wintrust Financial Corp.	641	45,447
United Bankshares, Inc.	1,155	44,652
Bank OZK	1,454	44,354
Hancock Whitney Corp.	1,009	44,275
IBERIABANK Corp.	591	44,225
First Hawaiian, Inc.	1,520	43,852
Umpqua Holdings Corp.	2,467	43,666
Associated Banc-Corp.	1,910	42,096
UMB Financial Corp.	602	41,321
Home BancShares, Inc.	2,049	40,283
Old National Bancorp	2,158	39,470
CenterState Bank Corp.	1,561	38,994
Cathay General Bancorp	1,024	38,963
Simmons First National Corp. — Class A	1,447	38,765
CVB Financial Corp.	1,791	38,650
Columbia Banking System, Inc.	946	38,488
Ameris Bancorp	900	38,286
Fulton Financial Corp.	2,169	37,806
Texas Capital Bancshares, Inc.*	660	37,468
First Midwest Bancorp, Inc.	1,537	35,443
United Community Banks, Inc.	1,143	35,296
First Financial Bancorp	1,374	34,955
Cadence BanCorp	1,902	34,483
Total Banks		5,281,735

Savings & Loans - 4.0%
People’s United Financial, Inc.	3,631	61,364
New York Community Bancorp, Inc.	4,430	53,249
Sterling Bancorp	2,200	46,376
Investors Bancorp, Inc.	3,360	40,034
Pacific Premier Bancorp, Inc.	940	30,649
Total Savings & Loans		231,672

Diversified Financial Services - 2.7%
Capital One Financial Corp.	1,520	156,423

Insurance - 2.4%
AXA Equitable Holdings, Inc.	3,035	75,207
Voya Financial, Inc.	1,059	64,578
Total Insurance		139,785

Total Common Stocks
(Cost $3,725,220)		5,809,615

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$22,852	$22,852
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	7,369	7,369
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	7,368	7,368
Total Repurchase Agreements
(Cost $37,589)		37,589

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	41,285	41,285
Total Securities Lending Collateral
(Cost $41,285)		41,285

Total Investments - 100.9%
(Cost $3,804,094)		$5,888,489
Other Assets & Liabilities, net - (0.9)%		(50,457)
Total Net Assets - 100.0%		$5,838,032

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,809,615	$—	$—	$5,809,615
Repurchase Agreements	—	37,589	—	37,589
Securities Lending Collateral	41,285	—	—	41,285
Total Assets	$5,850,900	$37,589	$—	$5,888,489

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $40,560 of securities loaned (cost $3,766,505)	$5,850,900
Repurchase agreements, at value (cost $37,589)	37,589
Receivables:
Fund shares sold	35,445
Securities sold	33,117
Dividends	10,000
Foreign tax reclaims	259
Interest	2
Total assets	5,967,312

Liabilities:
Payable for:
Fund shares redeemed	70,086
Return of securities lending collateral	41,285
Management fees	3,722
Transfer agent and administrative fees	1,095
Investor service fees	1,095
Portfolio accounting fees	438
Trustees’ fees*	80
Miscellaneous	11,479
Total liabilities	129,280
Commitments and contingent liabilities (Note 10)	—
Net assets	$5,838,032

Net assets consist of:
Paid in capital	$4,872,988
Total distributable earnings (loss)	965,044
Net assets	$5,838,032
Capital shares outstanding	60,059
Net asset value per share	$97.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,838)	$134,540
Interest	587
Income from securities lending, net	16
Total investment income	135,143

Expenses:
Management fees	39,728
Investor service fees	11,685
Transfer agent and administrative fees	11,684
Professional fees	12,182
Portfolio accounting fees	4,674
Trustees’ fees*	1,443
Custodian fees	1,160
Line of credit fees	7
Miscellaneous	2,500
Total expenses	85,063
Net investment income	50,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	396,840
Net realized gain	396,840
Net change in unrealized appreciation (depreciation) on:
Investments	851,331
Net change in unrealized appreciation (depreciation)	851,331
Net realized and unrealized gain	1,248,171
Net increase in net assets resulting from operations	$1,298,251

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,080	$40,316
Net realized gain on investments	396,840	696,638
Net change in unrealized appreciation (depreciation) on investments	851,331	(1,739,382)
Net increase (decrease) in net assets resulting from operations	1,298,251	(1,002,428)

Distributions to shareholders	(40,316)	(36,389)

Capital share transactions:
Proceeds from sale of shares	13,610,333	24,259,647
Distributions reinvested	40,316	36,389
Cost of shares redeemed	(14,618,756)	(27,401,238)
Net decrease from capital share transactions	(968,107)	(3,105,202)
Net increase (decrease) in net assets	289,828	(4,144,019)

Net assets:
Beginning of year	5,548,204	9,692,223
End of year	$5,838,032	$5,548,204

Capital share activity:
Shares sold	155,138	259,935
Shares issued from reinvestment of distributions	458	384
Shares redeemed	(168,105)	(289,569)
Net decrease in shares	(12,509)	(29,250)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$76.46	$95.19	$84.90	$67.87	$71.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.94	.56	.28	.10	.42
Net gain (loss) on investments (realized and unrealized)	20.67	(18.70)	10.28	17.11	(3.86)
Total from investment operations	21.61	(18.14)	10.56	17.21	(3.44)
Less distributions from:
Net investment income	(.87)	(.56)	(.27)	(.18)	(.12)
Net realized gains	—	(.03)	—	—	—
Total distributions	(.87)	(.59)	(.27)	(.18)	(.12)
Net asset value, end of period	$97.20	$76.46	$95.19	$84.90	$67.87

Total Return[b]	28.39%	(19.19%)	12.48%	27.25%	(4.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,838	$5,548	$9,692	$16,076	$5,611
Ratios to average net assets:
Net investment income (loss)	1.07%	0.59%	0.33%	0.69%	0.62%
Total expenses	1.82%	1.71%	1.70%	1.67%	1.59%
Portfolio turnover rate	246%	320%	273%	417%	388%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2019, Basic Materials Fund returned 21.43%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Materials Index returned 24.58%.

The specialty chemicals industry was the largest contributor to the Fund’s return for the period, followed by the gold industry and paper packaging industry. The diversified chemicals industry detracted the most from the Fund’s return for the period, followed by the aluminum industry.

The top-performing holdings were Sherwin-Williams Co., Air Products & Chemicals, Inc., and Linde plc. The worst-performing holdings included Mosaic Co., DuPont de Nemours, Inc., and Chemours Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Ecolab, Inc.	3.1%
Sherwin-Williams Co.	3.1%
Air Products & Chemicals, Inc.	3.0%
DuPont de Nemours, Inc.	2.9%
Dow, Inc.	2.7%
Newmont Goldcorp Corp.	2.6%
Linde plc	2.4%
PPG Industries, Inc.	2.4%
LyondellBasell Industries N.V. — Class A	2.3%
Barrick Gold Corp.	2.2%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Basic Materials Fund	21.43%	5.67%	4.38%
S&P 500 Materials Index	24.58%	7.07%	9.13%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2019
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Chemicals - 45.0%
Ecolab, Inc.	1,049	$202,447
Sherwin-Williams Co.	346	201,905
Air Products & Chemicals, Inc.	849	199,506
DuPont de Nemours, Inc.	2,959	189,968
Dow, Inc.	3,202	175,245
Linde plc	740	157,546
PPG Industries, Inc.	1,163	155,249
LyondellBasell Industries N.V. — Class A	1,623	153,341
Celanese Corp. — Class A	858	105,637
International Flavors & Fragrances, Inc.[1]	807	104,119
FMC Corp.	1,009	100,718
CF Industries Holdings, Inc.	1,885	89,990
Eastman Chemical Co.	1,133	89,802
RPM International, Inc.	1,139	87,430
Westlake Chemical Corp.	1,190	83,478
Mosaic Co.	3,757	81,301
Albemarle Corp.	1,066	77,861
Axalta Coating Systems Ltd.*	2,432	73,933
Huntsman Corp.	2,645	63,903
WR Grace & Co.	854	59,652
Ashland Global Holdings, Inc.	774	59,234
Valvoline, Inc.	2,554	54,681
Nutrien Ltd.[1]	1,121	53,707
Ingevity Corp.*	600	52,428
Balchem Corp.	493	50,104
Element Solutions, Inc.*	3,983	46,521
Olin Corp.	2,627	45,316
Chemours Co.	2,473	44,737
PolyOne Corp.	1,210	44,516
Innospec, Inc.	430	44,479
Total Chemicals		2,948,754

Mining - 18.2%
Newmont Goldcorp Corp.	3,899	169,412
Barrick Gold Corp.	7,648	142,176
Freeport-McMoRan, Inc.	9,184	120,494
Royal Gold, Inc.	661	80,807
Rio Tinto plc ADR	1,280	75,981
Agnico Eagle Mines Ltd.[1]	1,219	75,103
BHP Group Ltd. ADR[1]	1,256	68,716
Wheaton Precious Metals Corp.	2,244	66,759
AngloGold Ashanti Ltd. ADR	2,925	65,345
Franco-Nevada Corp.	611	63,116
Pan American Silver Corp.	2,555	60,528
Teck Resources Ltd. — Class B	3,325	57,755
Alcoa Corp.*	2,527	54,356
Kirkland Lake Gold Ltd.	1,230	54,206
Kaiser Aluminum Corp.	323	35,817
Total Mining		1,190,571

Packaging & Containers - 12.5%
Ball Corp.	1,983	128,241
Westrock Co.	2,145	92,042
Packaging Corporation of America	803	89,928
Crown Holdings, Inc.*	1,209	87,701
Berry Global Group, Inc.*	1,459	69,288
Sonoco Products Co.	1,107	68,324
Sealed Air Corp.	1,690	67,313
Amcor plc	6,072	65,820
Graphic Packaging Holding Co.	3,650	60,772
Silgan Holdings, Inc.	1,667	51,810
O-I Glass, Inc.	3,176	37,890
Total Packaging & Containers		819,129

Iron & Steel - 9.3%
Vale S.A. ADR	10,086	133,135
Nucor Corp.	2,020	113,686
Reliance Steel & Aluminum Co.	647	77,485
Steel Dynamics, Inc.	2,175	74,037
Commercial Metals Co.	2,039	45,409
Allegheny Technologies, Inc.*	2,175	44,935
ArcelorMittal S.A.	2,538	44,517
Carpenter Technology Corp.	849	42,263
United States Steel Corp.[1]	3,130	35,713
Total Iron & Steel		611,180

Building Materials - 5.9%
Vulcan Materials Co.	849	122,248
Martin Marietta Materials, Inc.	417	116,610
Eagle Materials, Inc.	590	53,489
Louisiana-Pacific Corp.	1,703	50,528
Summit Materials, Inc. — Class A*	1,871	44,717
Total Building Materials		387,592

Forest Products & Paper - 2.4%
International Paper Co.	2,551	117,473
Domtar Corp.	1,053	40,267
Total Forest Products & Paper		157,740

Biotechnology - 2.0%
Corteva, Inc.	4,529	133,877

Household Products & Housewares - 1.4%
Avery Dennison Corp.	687	89,873

Miscellaneous Manufacturing - 1.2%
AptarGroup, Inc.	654	75,615

Housewares - 1.0%
Scotts Miracle-Gro Co. — Class A	640	67,955

Coal - 0.5%
Warrior Met Coal, Inc.	1,375	29,054

Total Common Stocks
(Cost $3,428,045)		6,511,340

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$27,603	$27,603
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	8,901	8,901
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	8,901	8,901
Total Repurchase Agreements
(Cost $45,405)		45,405

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	243,907	243,907
Total Securities Lending Collateral
(Cost $243,907)		243,907

Total Investments - 103.8%
(Cost $3,717,357)		$6,800,652
Other Assets & Liabilities, net - (3.8)%		(251,085)
Total Net Assets - 100.0%		$6,549,567

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,511,340	$—	$—	$6,511,340
Repurchase Agreements	—	45,405	—	45,405
Securities Lending Collateral	243,907	—	—	243,907
Total Assets	$6,755,247	$45,405	$—	$6,800,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $239,752 of securities loaned (cost $3,671,952)	$6,755,247
Repurchase agreements, at value (cost $45,405)	45,405
Cash	419
Receivables:
Fund shares sold	344,246
Dividends	9,619
Securities lending income	13
Interest	2
Total assets	7,154,951

Liabilities:
Payable for:
Securities purchased	319,616
Return of securities lending collateral	243,907
Deferred foreign capital gain taxes	19,017
Management fees	4,241
Transfer agent and administrative fees	1,247
Investor service fees	1,247
Portfolio accounting fees	499
Fund shares redeemed	336
Trustees’ fees*	105
Miscellaneous	15,169
Total liabilities	605,384
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,549,567

Net assets consist of:
Paid in capital	$4,185,687
Total distributable earnings (loss)	2,363,880
Net assets	$6,549,567
Capital shares outstanding	86,185
Net asset value per share	$75.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,134)	$143,350
Interest	1,263
Income from securities lending, net	1,432
Total investment income	146,045

Expenses:
Management fees	53,619
Investor service fees	15,770
Transfer agent and administrative fees	15,770
Professional fees	11,622
Portfolio accounting fees	6,308
Trustees’ fees*	1,765
Custodian fees	1,544
Line of credit fees	3
Miscellaneous	8,535
Total expenses	114,936
Net investment income	31,109

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	374,167
Net realized gain	374,167
Net change in unrealized appreciation (depreciation) on:
Investments	758,223
Net change in unrealized appreciation (depreciation)	758,223
Net realized and unrealized gain	1,132,390
Net increase in net assets resulting from operations	$1,163,499

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,109	$5,877
Net realized gain on investments	374,167	1,250,769
Net change in unrealized appreciation (depreciation) on investments	758,223	(3,002,408)
Net increase (decrease) in net assets resulting from operations	1,163,499	(1,745,762)

Distributions to shareholders	(299,363)	(209,047)

Capital share transactions:
Proceeds from sale of shares	6,035,444	9,436,602
Distributions reinvested	299,363	209,047
Cost of shares redeemed	(6,817,453)	(18,590,190)
Net decrease from capital share transactions	(482,646)	(8,944,541)
Net increase (decrease) in net assets	381,490	(10,899,350)

Net assets:
Beginning of year	6,168,077	17,067,427
End of year	$6,549,567	$6,168,077

Capital share activity:
Shares sold	82,680	119,254
Shares issued from reinvestment of distributions	4,086	2,686
Shares redeemed	(94,867)	(237,662)
Net decrease in shares	(8,101)	(115,722)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$65.42	$81.27	$67.61	$52.52	$63.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.05	(.07)	.02	.18
Net gain (loss) on investments (realized and unrealized)	13.55	(13.91)	14.47	15.43	(11.13)
Total from investment operations	13.90	(13.86)	14.40	15.45	(10.95)
Less distributions from:
Net investment income	—	(.42)	(.50)	—	—
Net realized gains	(3.33)	(1.57)	(.24)	(.36)	—
Total distributions	(3.33)	(1.99)	(.74)	(.36)	—
Net asset value, end of period	$75.99	$65.42	$81.27	$67.61	$52.52

Total Return[b]	21.43%	(17.44%)	21.43%	30.86%	(17.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,550	$6,168	$17,067	$15,229	$5,084
Ratios to average net assets:
Net investment income (loss)	0.49%	0.06%	(0.10%)	0.08%	0.27%
Total expenses	1.82%	1.73%	1.70%	1.66%	1.59%
Portfolio turnover rate	88%	83%	181%	266%	228%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2019, Biotechnology Fund returned 24.67%, compared with the S&P 500 Index, which returned 31.49%. The S&P 500 Health Care Index returned 20.82%.

Companies in the biotechnology industry contributed the most to return, followed by the life sciences tools & services industry and the pharmaceuticals industry. The only industry that detracted from return was the health care services industry.

The best-performing holdings in the Fund were Celgene Corp., Array BioPharma, Inc., and Medicines Co. The worst-performing holdings in the Fund included Nektar Therapeutics, Alkermes plc, and Ligand Pharmaceuticals, Inc. — Class B.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	7.6%
AbbVie, Inc.	7.3%
Gilead Sciences, Inc.	5.8%
Vertex Pharmaceuticals, Inc.	4.8%
Biogen, Inc.	4.7%
Illumina, Inc.	4.5%
Regeneron Pharmaceuticals, Inc.	4.1%
Alexion Pharmaceuticals, Inc.	3.0%
Seattle Genetics, Inc.	2.8%
Incyte Corp.	2.7%
Top Ten Total	47.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Biotechnology Fund	24.67%	4.95%	15.81%
S&P 500 Health Care Index	20.82%	10.31%	14.76%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Biotechnology - 74.5%
Amgen, Inc.	6,858	$1,653,258
Gilead Sciences, Inc.	19,310	1,254,764
Vertex Pharmaceuticals, Inc.*	4,770	1,044,391
Biogen, Inc.*	3,399	1,008,585
Illumina, Inc.*	2,940	975,316
Regeneron Pharmaceuticals, Inc.*	2,371	890,263
Alexion Pharmaceuticals, Inc.*	6,112	661,013
Seattle Genetics, Inc.*	5,294	604,892
Incyte Corp.*	6,726	587,314
BioMarin Pharmaceutical, Inc.*	6,349	536,808
Exact Sciences Corp.*	5,268	487,185
Alnylam Pharmaceuticals, Inc.*	4,209	484,751
Ionis Pharmaceuticals, Inc.*	6,631	400,579
Guardant Health, Inc.*	4,651	363,429
Medicines Co.*	4,225	358,871
ACADIA Pharmaceuticals, Inc.*	8,200	350,796
Arrowhead Pharmaceuticals, Inc.*	5,274	334,530
Amarin Corporation plc ADR*,1	15,405	330,283
Mirati Therapeutics, Inc.*	2,511	323,567
Exelixis, Inc.*	17,549	309,213
Immunomedics, Inc.*	14,163	299,689
Bluebird Bio, Inc.*	3,411	299,315
Intercept Pharmaceuticals, Inc.*	2,309	286,131
Blueprint Medicines Corp.*	3,479	278,703
United Therapeutics Corp.*	3,067	270,141
Nektar Therapeutics*	12,378	267,179
FibroGen, Inc.*	5,983	256,611
BeiGene Ltd. ADR*	1,484	245,988
PTC Therapeutics, Inc.*	4,919	236,260
Ultragenyx Pharmaceutical, Inc.*	5,160	220,384
Myriad Genetics, Inc.*	7,172	195,294
Ligand Pharmaceuticals, Inc. — Class B*	1,744	181,882
Sage Therapeutics, Inc.*	2,204	159,107
Total Biotechnology		16,156,492

Pharmaceuticals - 21.2%
AbbVie, Inc.	17,907	1,585,486
Mylan N.V.*	22,272	447,667
Sarepta Therapeutics, Inc.*	3,391	437,575
Neurocrine Biosciences, Inc.*	4,061	436,517
PRA Health Sciences, Inc.*	3,315	368,462
Jazz Pharmaceuticals plc*	2,180	325,430
Global Blood Therapeutics, Inc.*	3,889	309,137
Alkermes plc*	12,501	255,020
Agios Pharmaceuticals, Inc.*	5,184	247,536
Portola Pharmaceuticals, Inc.*	7,462	178,193
Total Pharmaceuticals		4,591,023

Healthcare-Products - 1.8%
Bio-Techne Corp.	1,832	402,142

Healthcare-Services - 1.6%
Syneos Health, Inc.*	5,807	345,371

Total Common Stocks
(Cost $9,173,895)		21,495,028

RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*,2	4,730	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.8%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$111,189	111,189
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	35,852	35,852
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	35,853	35,853
Total Repurchase Agreements
(Cost $182,894)		182,894

	Shares
SECURITIES LENDING COLLATERAL†,4 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[5]	233,942	233,942
Total Securities Lending Collateral
(Cost $233,942)		233,942

Total Investments - 101.0%
(Cost $9,590,731)		$21,911,864
Other Assets & Liabilities, net - (1.0)%		(225,158)
Total Net Assets - 100.0%		$21,686,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$21,495,028	$—	$—		$21,495,028
Rights	—	—	—	*	—
Repurchase Agreements	—	182,894	—		182,894
Securities Lending Collateral	233,942	—	—		233,942
Total Assets	$21,728,970	$182,894	$—		$21,911,864

*	Security has a market value of $0.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $233,289 of securities loaned (cost $9,407,837)	$21,728,970
Repurchase agreements, at value (cost $182,894)	182,894
Receivables:
Fund shares sold	82,781
Securities lending income	6,533
Interest	8
Total assets	22,001,186

Liabilities:
Payable for:
Return of securities lending collateral	233,942
Management fees	16,013
Transfer agent and administrative fees	4,710
Investor service fees	4,710
Portfolio accounting fees	1,884
Trustees’ fees*	362
Fund shares redeemed	162
Miscellaneous	52,697
Total liabilities	314,480
Commitments and contingent liabilities (Note 10)	—
Net assets	$21,686,706

Net assets consist of:
Paid in capital	$9,221,955
Total distributable earnings (loss)	12,464,751
Net assets	$21,686,706
Capital shares outstanding	228,660
Net asset value per share	$94.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$179,085
Interest	3,118
Income from securities lending, net	7,998
Total investment income	190,201

Expenses:
Management fees	184,933
Investor service fees	54,392
Transfer agent and administrative fees	54,392
Professional fees	39,114
Portfolio accounting fees	21,756
Trustees’ fees*	5,733
Custodian fees	4,357
Line of credit fees	626
Miscellaneous	31,644
Total expenses	396,947
Net investment loss	(206,746)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,097,358
Net realized gain	3,097,358
Net change in unrealized appreciation (depreciation) on:
Investments	1,789,927
Net change in unrealized appreciation (depreciation)	1,789,927
Net realized and unrealized gain	4,887,285
Net increase in net assets resulting from operations	$4,680,539

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(206,746)	$(282,823)
Net realized gain on investments	3,097,358	1,936,319
Net change in unrealized appreciation (depreciation) on investments	1,789,927	(4,235,879)
Net increase (decrease) in net assets resulting from operations	4,680,539	(2,582,383)

Distributions to shareholders	(553,949)	(71,198)

Capital share transactions:
Proceeds from sale of shares	21,705,706	26,330,050
Distributions reinvested	553,949	71,198
Cost of shares redeemed	(25,699,255)	(32,020,031)
Net decrease from capital share transactions	(3,439,600)	(5,618,783)
Net increase (decrease) in net assets	686,990	(8,272,364)

Net assets:
Beginning of year	20,999,716	29,272,080
End of year	$21,686,706	$20,999,716

Capital share activity:
Shares sold	246,464	290,934
Shares issued from reinvestment of distributions	6,606	751
Shares redeemed	(293,073)	(361,313)
Net decrease in shares	(40,003)	(69,628)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$78.16	$86.53	$66.86	$83.22	$76.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.96)	(.79)	(.80)	(1.02)
Net gain (loss) on investments (realized and unrealized)	19.81	(7.17)	20.46	(15.56)	7.53
Total from investment operations	18.98	(8.13)	19.67	(16.36)	6.51
Less distributions from:
Net realized gains	(2.30)	(.24)	—	—	—
Total distributions	(2.30)	(.24)	—	—	—
Net asset value, end of period	$94.84	$78.16	$86.53	$66.86	$83.22

Total Return[b]	24.67%	(9.44%)	29.44%	(19.66%)	8.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,687	$21,000	$29,272	$22,231	$42,005
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(1.08%)	(0.99%)	(1.16%)	(1.17%)
Total expenses	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	105%	109%	137%	127%	161%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2019, Consumer Products Fund returned 22.33%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 27.61%.

The packaged foods & meats industry was the largest contributor to the Fund’s return for the period, followed by the household products industry and the soft drinks industry. No industry detracted from return.

Fund performance for the year got the biggest boost from Procter & Gamble Co., Philip Morris International, Inc., and Estee Lauder Companies, Inc. — Class A. The Fund’s weakest performers during the year were Kraft Heinz Co., Beyond Meat, Inc., and Herbalife Nutrition Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.8%
Coca-Cola Co.	6.0%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.4%
Altria Group, Inc.	3.7%
Mondelez International, Inc. — Class A	3.4%
Estee Lauder Companies, Inc. — Class A	3.4%
Colgate-Palmolive Co.	3.0%
Kimberly-Clark Corp.	2.7%
Sysco Corp.	2.6%
Top Ten Total	41.4%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Consumer Products Fund	22.33%	6.07%	10.93%
S&P 500 Consumer Staples Index	27.61%	8.31%	12.13%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2019
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.0%

Food - 37.5%
Mondelez International, Inc. — Class A	11,603	$639,093
Sysco Corp.	5,599	478,939
Kraft Heinz Co.	14,098	452,969
Tyson Foods, Inc. — Class A	4,585	417,418
General Mills, Inc.	7,699	412,359
Hershey Co.	2,717	399,345
Kellogg Co.	5,150	356,174
Hormel Foods Corp.	7,874	355,196
Kroger Co.	11,959	346,691
McCormick & Company, Inc.	2,025	343,703
Campbell Soup Co.	5,712	282,287
Conagra Brands, Inc.	8,068	276,248
Lamb Weston Holdings, Inc.	3,008	258,778
JM Smucker Co.	2,370	246,788
US Foods Holding Corp.*	5,316	222,687
Pilgrim’s Pride Corp.*	6,240	204,142
Post Holdings, Inc.*	1,843	201,071
Ingredion, Inc.	1,952	181,438
Beyond Meat, Inc.*,1	2,036	153,922
Lancaster Colony Corp.	939	150,334
Sanderson Farms, Inc.	809	142,562
Simply Good Foods Co.*	4,222	120,496
Hain Celestial Group, Inc.*	4,576	118,770
Sprouts Farmers Market, Inc.*	5,568	107,741
Hostess Brands, Inc.*	6,837	99,410
Total Food		6,968,561

Beverages - 25.6%
Coca-Cola Co.	20,206	1,118,402
PepsiCo, Inc.	7,288	996,051
Keurig Dr Pepper, Inc.	16,048	464,590
Constellation Brands, Inc. — Class A	2,306	437,563
Monster Beverage Corp.*	6,616	420,447
Brown-Forman Corp. — Class B	6,081	411,076
Molson Coors Beverage Co. — Class B	4,615	248,748
Anheuser-Busch InBev S.A. ADR[1]	2,416	198,209
Coca-Cola European Partners plc	3,731	189,833
Boston Beer Company, Inc. — Class A*	413	156,052
National Beverage Corp.*	2,208	112,652
Total Beverages		4,753,623

Cosmetics & Personal Care - 15.2%
Procter & Gamble Co.	10,168	1,269,983
Estee Lauder Companies, Inc. — Class A	3,028	625,403
Colgate-Palmolive Co.	8,084	556,503
Coty, Inc. — Class A	18,338	206,302
Unilever N.V. — Class Y1	2,867	164,738
Total Cosmetics & Personal Care		2,822,929

Agriculture - 12.1%
Philip Morris International, Inc.	9,699	825,288
Altria Group, Inc.	13,928	695,147
Archer-Daniels-Midland Co.	7,947	368,343
Bunge Ltd.	3,638	209,367
British American Tobacco plc ADR	3,789	160,881
Total Agriculture		2,259,026

Household Products & Housewares - 6.0%
Kimberly-Clark Corp.	3,596	494,630
Clorox Co.	2,067	317,367
Church & Dwight Company, Inc.	4,264	299,930
Total Household Products & Housewares		1,111,927

Pharmaceuticals - 1.0%
Herbalife Nutrition Ltd.*	4,005	190,918

Retail — 0.9%
Casey’s General Stores, Inc.	1,099	174,730

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	2,663	133,736

Total Common Stocks
(Cost $11,216,703)		18,415,450

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$70,987	70,987
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	22,889	22,889
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	22,889	22,889
Total Repurchase Agreements
(Cost $116,765)		116,765

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	336,925	336,925
Total Securities Lending Collateral
(Cost $336,925)		336,925

Total Investments - 101.4%
(Cost $11,670,393)		$18,869,140
Other Assets & Liabilities, net - (1.4)%		(263,286)
Total Net Assets - 100.0%		$18,605,854

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,415,450	$—	$—	$18,415,450
Repurchase Agreements	—	116,765	—	116,765
Securities Lending Collateral	336,925	—	—	336,925
Total Assets	$18,752,375	$116,765	$—	$18,869,140

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $330,218 of securities loaned (cost $11,553,628)	$18,752,375
Repurchase agreements, at value (cost $116,765)	116,765
Receivables:
Fund shares sold	92,300
Dividends	43,396
Foreign tax reclaims	1,413
Securities lending income	95
Interest	5
Total assets	19,006,349

Liabilities:
Payable for:
Return of securities lending collateral	336,925
Management fees	12,895
Transfer agent and administrative fees	3,793
Investor service fees	3,793
Portfolio accounting fees	1,517
Fund shares redeemed	309
Trustees’ fees*	283
Miscellaneous	40,980
Total liabilities	400,495
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,605,854

Net assets consist of:
Paid in capital	$12,555,734
Total distributable earnings (loss)	6,050,120
Net assets	$18,605,854
Capital shares outstanding	275,915
Net asset value per share	$67.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $90)	$432,452
Interest	2,069
Income from securities lending, net	14,476
Total investment income	448,997

Expenses:
Management fees	141,439
Investor service fees	41,599
Transfer agent and administrative fees	41,599
Professional fees	29,578
Portfolio accounting fees	16,640
Trustees’ fees*	3,543
Custodian fees	3,049
Line of credit fees	17
Miscellaneous	24,827
Total expenses	302,291
Net investment income	146,706

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(171,518)
Net realized loss	(171,518)
Net change in unrealized appreciation (depreciation) on:
Investments	3,086,914
Net change in unrealized appreciation (depreciation)	3,086,914
Net realized and unrealized gain	2,915,396
Net increase in net assets resulting from operations	$3,062,102

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$146,706	$154,297
Net realized gain (loss) on investments	(171,518)	227,545
Net change in unrealized appreciation (depreciation) on investments	3,086,914	(2,430,390)
Net increase (decrease) in net assets resulting from operations	3,062,102	(2,048,548)

Distributions to shareholders	(191,931)	(517,916)

Capital share transactions:
Proceeds from sale of shares	31,752,552	24,322,968
Distributions reinvested	191,931	517,916
Cost of shares redeemed	(29,329,889)	(25,177,014)
Net increase (decrease) from capital share transactions	2,614,594	(336,130)
Net increase (decrease) in net assets	5,484,765	(2,902,594)

Net assets:
Beginning of year	13,121,089	16,023,683
End of year	$18,605,854	$13,121,089

Capital share activity:
Shares sold	505,783	397,494
Shares issued from reinvestment of distributions	3,006	8,554
Shares redeemed	(468,116)	(412,473)
Net increase (decrease) in shares	40,673	(6,425)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$55.78	$66.30	$61.79	$61.56	$60.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.70	.17	.44	.58
Net gain (loss) on investments (realized and unrealized)	11.84	(8.51)	6.79	3.10	3.14
Total from investment operations	12.40	(7.81)	6.96	3.54	3.72
Less distributions from:
Net investment income	(.60)	(.45)	(.64)	(.42)	(.34)
Net realized gains	(.15)	(2.26)	(1.81)	(2.89)	(2.01)
Total distributions	(.75)	(2.71)	(2.45)	(3.31)	(2.35)
Net asset value, end of period	$67.43	$55.78	$66.30	$61.79	$61.56

Total Return[b]	22.33%	(12.12%)	11.53%	5.42%	6.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,606	$13,121	$16,024	$18,410	$32,481
Ratios to average net assets:
Net investment income (loss)	0.88%	1.14%	0.27%	0.68%	0.95%
Total expenses	1.82%	1.72%	1.70%	1.65%	1.61%
Portfolio turnover rate	177%	176%	133%	161%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2019, Electronics Fund returned 59.28%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Information Technology Index returned 50.29%.

The semiconductors group was the largest contributor to return, followed by the semiconductor equipment industry. The electrical components & equipment industry was the only detractor from return.

Fund performance got the biggest boost from NVIDIA Corp., Advanced Micro Devices, Inc., and Lam Research Corp. Holdings detracting the most from the Fund’s performance for the period were SunPower Corp., Enphase Energy, Inc., and Xperi Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.2%
NVIDIA Corp.	6.0%
Broadcom, Inc.	5.6%
Texas Instruments, Inc.	5.6%
QUALCOMM, Inc.	5.0%
Micron Technology, Inc.	3.8%
Applied Materials, Inc.	3.8%
Advanced Micro Devices, Inc.	3.7%
Analog Devices, Inc.	3.3%
Lam Research Corp.	3.2%
Top Ten Total	48.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Electronics Fund	59.28%	18.26%	13.58%
S&P 500 Information Technology Index	50.29%	20.20%	17.50%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Semiconductors - 93.2%
Intel Corp.	15,465	$925,580
NVIDIA Corp.	2,861	673,193
Broadcom, Inc.	1,999	631,724
Texas Instruments, Inc.	4,887	626,953
QUALCOMM, Inc.	6,438	568,025
Micron Technology, Inc.*	7,992	429,810
Applied Materials, Inc.	6,965	425,144
Advanced Micro Devices, Inc.*	9,109	417,739
Analog Devices, Inc.	3,143	373,514
Lam Research Corp.	1,253	366,377
KLA Corp.	1,703	303,423
NXP Semiconductor N.V.	2,371	301,733
Microchip Technology, Inc.	2,740	286,933
Xilinx, Inc.	2,915	285,000
Skyworks Solutions, Inc.	2,144	259,167
Marvell Technology Group Ltd.	9,038	240,049
Maxim Integrated Products, Inc.	3,753	230,847
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,898	226,474
Qorvo, Inc.*	1,774	206,192
Teradyne, Inc.	2,807	191,409
ON Semiconductor Corp.*	7,443	181,460
ASML Holding N.V. — Class G	606	179,340
Cypress Semiconductor Corp.	7,139	166,553
Monolithic Power Systems, Inc.	881	156,836
Entegris, Inc.	2,918	146,163
MKS Instruments, Inc.	1,252	137,732
Mellanox Technologies Ltd.*	1,137	133,234
Silicon Laboratories, Inc.*	1,091	126,534
STMicroelectronics N.V. — Class Y1	4,673	125,750
Cree, Inc.*	2,679	123,636
Cirrus Logic, Inc.*	1,492	122,956
Cabot Microelectronics Corp.	798	115,167
Semtech Corp.*	2,044	108,128
Inphi Corp.*	1,398	103,480
Diodes, Inc.*	1,767	99,606
Power Integrations, Inc.	1,002	99,108
Brooks Automation, Inc.	2,347	98,480
Lattice Semiconductor Corp.*	4,681	89,594
Ambarella, Inc.*	1,367	82,785
Synaptics, Inc.*	1,226	80,634
MACOM Technology Solutions Holdings, Inc.*	2,851	75,837
Total Semiconductors		10,522,299

Energy-Alternate Sources - 3.5%
SolarEdge Technologies, Inc.*	1,615	153,570
First Solar, Inc.*	2,431	136,039
Enphase Energy, Inc.*,1	3,887	101,567
Total Energy-Alternate Sources		391,176

Electrical Components & Equipment - 1.6%
Universal Display Corp.	868	178,869

Electronics - 0.8%
Advanced Energy Industries, Inc.*	1,325	94,340

Total Common Stocks
(Cost $5,603,868)		11,186,684

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$50,338	50,338
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	16,231	16,231
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	16,231	16,231
Total Repurchase Agreements
(Cost $82,800)		82,800

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	154,463	154,463
Total Securities Lending Collateral
(Cost $154,463)		154,463

Total Investments - 101.2%
(Cost $5,841,131)		$11,423,947
Other Assets & Liabilities, net - (1.2)%		(130,606)
Total Net Assets - 100.0%		$11,293,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,186,684	$—	$—	$11,186,684
Repurchase Agreements	—	82,800	—	82,800
Securities Lending Collateral	154,463	—	—	154,463
Total Assets	$11,341,147	$82,800	$—	$11,423,947

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $153,105 of securities loaned (cost $5,758,331)	$11,341,147
Repurchase agreements, at value (cost $82,800)	82,800
Receivables:
Fund shares sold	61,352
Dividends	5,419
Securities lending income	53
Interest	3
Total assets	11,490,774

Liabilities:
Payable for:
Return of securities lending collateral	154,463
Fund shares redeemed	11,020
Management fees	7,433
Transfer agent and administrative fees	2,186
Investor service fees	2,186
Portfolio accounting fees	875
Trustees’ fees*	132
Miscellaneous	19,138
Total liabilities	197,433
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,293,341

Net assets consist of:
Paid in capital	$6,566,637
Total distributable earnings (loss)	4,726,704
Net assets	$11,293,341
Capital shares outstanding	106,700
Net asset value per share	$105.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $423)	$119,988
Interest	1,133
Income from securities lending, net	237
Total investment income	121,358

Expenses:
Management fees	64,789
Investor service fees	19,056
Transfer agent and administrative fees	19,055
Professional fees	13,561
Portfolio accounting fees	7,622
Trustees’ fees*	1,710
Custodian fees	1,613
Line of credit fees	12
Miscellaneous	11,196
Total expenses	138,614
Net investment loss	(17,256)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	118,036
Net realized gain	118,036
Net change in unrealized appreciation (depreciation) on:
Investments	3,133,221
Net change in unrealized appreciation (depreciation)	3,133,221
Net realized and unrealized gain	3,251,257
Net increase in net assets resulting from operations	$3,234,001

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(17,256)	$(7,149)
Net realized gain on investments	118,036	1,317,537
Net change in unrealized appreciation (depreciation) on investments	3,133,221	(2,100,923)
Net increase (decrease) in net assets resulting from operations	3,234,001	(790,535)

Distributions to shareholders	(94,380)	(242,664)

Capital share transactions:
Proceeds from sale of shares	19,375,763	21,819,055
Distributions reinvested	94,380	242,664
Cost of shares redeemed	(16,176,082)	(27,404,421)
Net increase (decrease) from capital share transactions	3,294,061	(5,342,702)
Net increase (decrease) in net assets	6,433,682	(6,375,901)

Net assets:
Beginning of year	4,859,659	11,235,560
End of year	$11,293,341	$4,859,659

Capital share activity:
Shares sold	218,456	262,533
Shares issued from reinvestment of distributions	1,043	2,952
Shares redeemed	(185,011)	(333,916)
Net increase (decrease) in shares	34,488	(68,431)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$67.30	$79.89	$60.95	$49.03	$48.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.07)	(.34)	(.07)	(.15)
Net gain (loss) on investments (realized and unrealized)	39.89	(9.54)	19.28	11.99	1.17
Total from investment operations	39.69	(9.61)	18.94	11.92	1.02
Less distributions from:
Net realized gains	(1.15)	(2.98)	—	—	—
Total distributions	(1.15)	(2.98)	—	—	—
Net asset value, end of period	$105.84	$67.30	$79.89	$60.95	$49.03

Total Return[b]	59.28%	(12.71%)	31.06%	24.34%	2.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,293	$4,860	$11,236	$8,709	$5,374
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.09%)	(0.48%)	(0.14%)	(0.31%)
Total expenses	1.82%	1.71%	1.70%	1.66%	1.59%
Portfolio turnover rate	208%	248%	327%	362%	351%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2019, Energy Fund returned 6.81%, compared with the 31.49% return of the S&P 500 Index. The S&P 500 Energy Index returned 11.81%.

The oil & gas storage & transportation industry contributed the most to return, followed by the oil & gas refining & marketing industry and the integrated oil & gas industry. The oil & consumable fuels industry was the only detractor from return.

Anadarko Petroleum Corp., Kinder Morgan, Inc., and Phillips 66 contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Occidental Petroleum Corp., Peabody Energy Corp., and Whiting Petroleum Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	7.9%
Chevron Corp.	7.0%
ConocoPhillips	3.9%
Schlumberger Ltd.	3.4%
EOG Resources, Inc.	3.2%
Phillips 66	3.2%
Kinder Morgan, Inc.	3.2%
Occidental Petroleum Corp.	2.9%
Marathon Petroleum Corp.	2.8%
Valero Energy Corp.	2.8%
Top Ten Total	40.3%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Energy Fund	6.81%	(7.32%)	(2.35%)
S&P 500 Energy Index	11.81%	(1.85%)	3.32%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2019
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas - 70.2%
Exxon Mobil Corp.	11,070	$772,465
Chevron Corp.	5,660	682,087
ConocoPhillips	5,886	382,767
EOG Resources, Inc.	3,762	315,105
Phillips 66	2,809	312,951
Occidental Petroleum Corp.	6,791	279,857
Marathon Petroleum Corp.	4,596	276,909
Valero Energy Corp.	2,947	275,987
Pioneer Natural Resources Co.	1,495	226,298
BP plc ADR	5,665	213,797
Hess Corp.	3,128	208,982
Concho Resources, Inc.	2,193	192,041
Petroleo Brasileiro S.A. ADR	11,263	179,532
Diamondback Energy, Inc.	1,913	177,641
Continental Resources, Inc.	4,692	160,936
Noble Energy, Inc.	6,357	157,908
Marathon Oil Corp.	11,109	150,860
Apache Corp.	5,750	147,143
Devon Energy Corp.	5,480	142,316
HollyFrontier Corp.	2,510	127,282
Cabot Oil & Gas Corp. — Class A	6,889	119,937
Royal Dutch Shell plc — Class A ADR	1,889	111,413
Parsley Energy, Inc. — Class A	5,828	110,207
WPX Energy, Inc.*	7,899	108,532
Cimarex Energy Co.	1,988	104,350
Helmerich & Payne, Inc.	2,235	101,536
Suncor Energy, Inc.	2,874	94,267
Murphy Oil Corp.	3,511	94,095
CVR Energy, Inc.	2,220	89,755
PBF Energy, Inc. — Class A	2,766	86,769
Canadian Natural Resources Ltd.	2,421	78,319
Equities Corp.	6,747	73,542
Delek US Holdings, Inc.	2,065	69,239
Matador Resources Co.*	3,640	65,411
PDC Energy, Inc.*	2,141	56,030
Equinor ASA ADR	2,690	53,558
SM Energy Co.	4,537	50,996
Total Oil & Gas		6,850,820

Pipelines - 15.1%
Kinder Morgan, Inc.	14,727	311,771
ONEOK, Inc.	3,337	252,511
Williams Companies, Inc.	10,141	240,545
Cheniere Energy, Inc.*	2,878	175,759
Targa Resources Corp.	3,444	140,618
Enbridge, Inc.	2,643	105,112
Equitrans Midstream Corp.	6,530	87,241
Plains GP Holdings, LP — Class A*	4,384	83,077
TC Energy Corp.	1,475	78,632
Total Pipelines		1,475,266

Oil & Gas Services - 13.0%
Schlumberger Ltd.	8,357	335,951
Baker Hughes Co.	9,016	231,080
Halliburton Co.	8,475	207,383
National Oilwell Varco, Inc.	5,551	139,053
TechnipFMC plc	5,733	122,915
Apergy Corp.*	2,120	71,614
Patterson-UTI Energy, Inc.	6,202	65,121
Oceaneering International, Inc.*	3,611	53,840
Core Laboratories N.V.	1,102	41,512
Total Oil & Gas Services		1,268,469

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	3,045	68,939

Transportation - 0.5%
Golar LNG Ltd.	3,680	52,330

Total Common Stocks
(Cost $5,704,284)		9,715,824

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$40,646	40,646
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	13,106	13,106
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	13,106	13,106
Total Repurchase Agreements
(Cost $66,858)		66,858

Total Investments - 100.2%
(Cost $5,771,142)		$9,782,682
Other Assets & Liabilities, net - (0.2)%		(17,134)
Total Net Assets - 100.0%		$9,765,548

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,715,824	$—	$—	$9,715,824
Repurchase Agreements	—	66,858	—	66,858
Total Assets	$9,715,824	$66,858	$—	$9,782,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $5,704,284)	$9,715,824
Repurchase agreements, at value (cost $66,858)	66,858
Receivables:
Dividends	10,526
Fund shares sold	4,807
Securities lending income	50
Interest	3
Total assets	9,798,068

Liabilities:
Payable for:
Professional fees	12,977
Management fees	6,168
Printing fees	4,141
Transfer agent and administrative fees	1,814
Investor service fees	1,814
Portfolio accounting fees	726
Fund shares redeemed	443
Trustees’ fees*	147
Miscellaneous	4,290
Total liabilities	32,520
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,765,548

Net assets consist of:
Paid in capital	$15,153,941
Total distributable earnings (loss)	(5,388,393)
Net assets	$9,765,548
Capital shares outstanding	165,614
Net asset value per share	$58.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $3,614)	$248,252
Interest	1,151
Income from securities lending, net	190
Total investment income	249,593

Expenses:
Management fees	75,932
Investor service fees	22,333
Transfer agent and administrative fees	22,333
Professional fees	16,822
Portfolio accounting fees	8,933
Trustees’ fees*	2,898
Custodian fees	2,201
Line of credit fees	23
Miscellaneous	11,676
Total expenses	163,151
Net investment income	86,442

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	556,001
Net realized gain	556,001
Net change in unrealized appreciation (depreciation) on:
Investments	158,152
Net change in unrealized appreciation (depreciation)	158,152
Net realized and unrealized gain	714,153
Net increase in net assets resulting from operations	$800,595

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$86,442	$9,956
Net realized gain on investments	556,001	342,155
Net change in unrealized appreciation (depreciation) on investments	158,152	(4,513,930)
Net increase (decrease) in net assets resulting from operations	800,595	(4,161,819)

Distributions to shareholders	(18,218)	(100,740)

Capital share transactions:
Proceeds from sale of shares	10,611,542	79,229,795
Distributions reinvested	18,218	100,740
Cost of shares redeemed	(11,318,712)	(82,713,811)
Net decrease from capital share transactions	(688,952)	(3,383,276)
Net increase (decrease) in net assets	93,425	(7,645,835)

Net assets:
Beginning of year	9,672,123	17,317,958
End of year	$9,765,548	$9,672,123

Capital share activity:
Shares sold	180,869	1,057,017
Shares issued from reinvestment of distributions	307	1,272
Shares redeemed	(190,397)	(1,115,672)
Net decrease in shares	(9,221)	(57,383)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$55.32	$74.58	$80.09	$61.43	$90.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.04	.53	.08	.76
Net gain (loss) on investments (realized and unrealized)	3.21	(18.95)	(5.61)	18.72	(27.58)
Total from investment operations	3.78	(18.91)	(5.08)	18.80	(26.82)
Less distributions from:
Net investment income	(.13)	(.35)	(.43)	(.14)	(.36)
Net realized gains	—	—	—	—	(1.80)
Total distributions	(.13)	(.35)	(.43)	(.14)	(2.16)
Net asset value, end of period	$58.97	$55.32	$74.58	$80.09	$61.43

Total Return[b]	6.81%	(25.49%)	(6.26%)	31.37%	(30.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,766	$9,672	$17,318	$28,117	$19,682
Ratios to average net assets:
Net investment income (loss)	0.97%	0.06%	0.75%	0.42%	0.91%
Total expenses	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	114%	490%	573%	293%	121%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2019, Energy Services Fund returned -0.07%, compared with the S&P 500 Index, which returned 31.49%. The S&P 500 Energy Index returned 11.81%.

The oil & gas equipment & services industry contributed the most to return, followed by the industrial machinery industry. The oil & gas drilling industry was the only detractor from return.

Schlumberger Ltd., Baker Hughes Co., and Dril-Quip, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included RPC, Inc., McDermott International, Inc., and Mammoth Energy Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	15.0%
Baker Hughes Co.	10.3%
Halliburton Co.	7.7%
National Oilwell Varco, Inc.	6.2%
TechnipFMC plc	5.0%
Helmerich & Payne, Inc.	4.5%
Transocean Ltd.	3.6%
Apergy Corp.	3.2%
Cactus, Inc. — Class A	3.2%
Tenaris S.A. ADR	3.2%
Top Ten Total	61.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Energy Services Fund	(0.07%)	(17.96%)	(9.38%)
S&P 500 Energy Index	11.81%	(1.85%)	3.32%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas Services - 79.3%
Schlumberger Ltd.	12,105	$486,621
Baker Hughes Co.	13,069	334,958
Halliburton Co.	10,229	250,304
National Oilwell Varco, Inc.	8,045	201,527
TechnipFMC plc	7,530	161,443
Apergy Corp.*	3,070	103,705
Patterson-UTI Energy, Inc.	8,986	94,353
Dril-Quip, Inc.*	1,762	82,655
Archrock, Inc.	8,098	81,304
Oceaneering International, Inc.*	5,239	78,113
Helix Energy Solutions Group, Inc.*	8,093	77,936
NexTier Oilfield Solutions, Inc.*	11,451	76,722
Liberty Oilfield Services, Inc. — Class A	6,572	73,081
RPC, Inc.[1]	13,329	69,844
ProPetro Holding Corp.*	6,186	69,593
Core Laboratories N.V.	1,817	68,446
Oil States International, Inc.*	3,857	62,908
DMC Global, Inc.	1,155	51,906
Solaris Oilfield Infrastructure, Inc. — Class A	3,677	51,478
Matrix Service Co.*	2,190	50,107
US Silica Holdings, Inc.	7,503	46,143
Total Oil & Gas Services		2,573,147

Oil & Gas - 10.1%
Helmerich & Payne, Inc.	3,232	146,830
Transocean Ltd.*	16,975	116,788
Diamond Offshore Drilling, Inc.*,1	9,161	65,867
Total Oil & Gas		329,485

Transportation - 3.6%
SEACOR Holdings, Inc.*	1,427	61,575
Tidewater, Inc.*	2,918	56,259
Total Transportation		117,834

Machinery-Diversified - 3.2%
Cactus, Inc. — Class A	3,017	103,543

Metal Fabricate & Hardware - 3.2%
Tenaris S.A. ADR	4,562	103,284

Total Common Stocks
(Cost $2,258,679)		3,227,293

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$18,449	$18,449
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	5,949	5,949
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	5,949	5,949
Total Repurchase Agreements
(Cost $30,347)		30,347

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	105,953	105,953
Total Securities Lending Collateral
(Cost $105,953)		105,953

Total Investments - 103.6%
(Cost $2,394,979)		$3,363,593
Other Assets & Liabilities, net - (3.6)%		(118,251)
Total Net Assets - 100.0%		$3,245,342

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,227,293	$—	$—	$3,227,293
Repurchase Agreements	—	30,347	—	30,347
Securities Lending Collateral	105,953	—	—	105,953
Total Assets	$3,333,246	$30,347	$—	$3,363,593

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $101,250 of securities loaned (cost $2,364,632)	$3,333,246
Repurchase agreements, at value (cost $30,347)	30,347
Receivables:
Dividends	7,091
Fund shares sold	22
Securities lending income	11
Total assets	3,370,717

Liabilities:
Payable for:
Return of securities lending collateral	105,953
Fund shares redeemed	5,389
Management fees	2,823
Transfer agent and administrative fees	830
Investor service fees	830
Portfolio accounting fees	332
Trustees’ fees*	63
Miscellaneous	9,155
Total liabilities	125,375
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,245,342

Net assets consist of:
Paid in capital	$12,381,725
Total distributable earnings (loss)	(9,136,383)
Net assets	$3,245,342
Capital shares outstanding	107,134
Net asset value per share	$30.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $620)	$87,236
Interest	569
Income from securities lending, net	251
Total investment income	88,056

Expenses:
Management fees	32,735
Investor service fees	9,628
Transfer agent and administrative fees	9,628
Professional fees	8,261
Portfolio accounting fees	3,851
Trustees’ fees*	1,287
Custodian fees	1,080
Line of credit fees	21
Miscellaneous	4,062
Total expenses	70,553
Net investment income	17,503

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(684,717)
Net realized loss	(684,717)
Net change in unrealized appreciation (depreciation) on:
Investments	617,252
Net change in unrealized appreciation (depreciation)	617,252
Net realized and unrealized loss	(67,465)
Net decrease in net assets resulting from operations	$(49,962)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$17,503	$(9,036)
Net realized loss on investments	(684,717)	(139,979)
Net change in unrealized appreciation (depreciation) on investments	617,252	(3,076,408)
Net decrease in net assets resulting from operations	(49,962)	(3,225,423)

Distributions to shareholders	—	(203,149)

Capital share transactions:
Proceeds from sale of shares	17,158,557	23,622,688
Distributions reinvested	—	203,149
Cost of shares redeemed	(17,355,257)	(25,952,063)
Net decrease from capital share transactions	(196,700)	(2,126,226)
Net decrease in net assets	(246,662)	(5,554,798)

Net assets:
Beginning of year	3,492,004	9,046,802
End of year	$3,245,342	$3,492,004

Capital share activity:
Shares sold	551,564	441,752
Shares issued from reinvestment of distributions	—	3,791
Shares redeemed	(559,637)	(487,404)
Net decrease in shares	(8,073)	(41,861)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$30.31	$57.60	$70.80	$58.00	$85.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.07)	1.11	(.03)	.66
Net gain (loss) on investments (realized and unrealized)	(.17)	(25.46)	(14.31)	12.92	(27.60)
Total from investment operations	(.02)	(25.53)	(13.20)	12.89	(26.94)
Less distributions from:
Net investment income	—	(1.76)	—	(.09)	(.30)
Total distributions	—	(1.76)	—	(.09)	(.30)
Net asset value, end of period	$30.29	$30.31	$57.60	$70.80	$58.00

Total Return[b]	(0.07%)	(45.65%)	(18.64%)	23.15%	(31.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245	$3,492	$9,047	$13,770	$11,475
Ratios to average net assets:
Net investment income (loss)	0.45%	(0.13%)	1.92%	(0.26%)	0.85%
Total expenses	1.83%	1.71%	1.70%	1.66%	1.60%
Portfolio turnover rate	423%	331%	338%	291%	175%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:6 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2019, Financial Services Fund returned 28.08%, while the S&P 500 Index returned 31.49% over the same period. The S&P 500 Financials Index returned 32.12%.

The diversified banks industry was the largest contributor to return, followed by the regional bank industry and the specialized real estate investment trusts industry. There were no detractors from return.

JPMorgan Chase & Co., Bank of America Corp., and Citigroup, Inc. were the holdings that contributed the most to the Fund’s return for the period. Macerich Co., Interactive Brokers Group, Inc. — Class A, and Uniti Group, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.9%
Bank of America Corp.	2.5%
Wells Fargo & Co.	2.1%
Citigroup, Inc.	1.9%
American Tower Corp. — Class A	1.4%
American Express Co.	1.4%
U.S. Bancorp	1.3%
Goldman Sachs Group, Inc.	1.3%
Morgan Stanley	1.3%
Top Ten Total	19.4%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Financial Services Fund	28.08%	7.63%	9.49%
S&P 500 Financials Index	32.12%	11.17%	12.26%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2019
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Banks - 28.7%
JPMorgan Chase & Co.	2,398	$334,281
Bank of America Corp.	8,030	282,817
Wells Fargo & Co.	4,437	238,711
Citigroup, Inc.	2,634	210,430
U.S. Bancorp	2,548	151,071
Goldman Sachs Group, Inc.	639	146,925
Morgan Stanley	2,808	143,545
Truist Financial Corp.	2,446	137,759
PNC Financial Services Group, Inc.	816	130,258
Bank of New York Mellon Corp.	2,126	107,001
State Street Corp.	1,073	84,874
Northern Trust Corp.	695	73,837
Fifth Third Bancorp	2,398	73,714
M&T Bank Corp.	431	73,162
KeyCorp	3,497	70,779
First Republic Bank	588	69,061
Citizens Financial Group, Inc.	1,639	66,560
Regions Financial Corp.	3,730	64,007
Huntington Bancshares, Inc.	4,140	62,431
ICICI Bank Ltd. ADR	4,021	60,677
HDFC Bank Ltd. ADR	954	60,455
HSBC Holdings plc ADR	1,470	57,462
Popular, Inc.	957	56,224
SVB Financial Group*	219	54,978
Comerica, Inc.	701	50,297
Zions Bancorp North America	911	47,299
Commerce Bancshares, Inc.	648	44,018
Signature Bank	311	42,486
East West Bancorp, Inc.	867	42,223
TCF Financial Corp.	900	42,120
Synovus Financial Corp.	981	38,455
First Horizon National Corp.	2,155	35,687
PacWest Bancorp	876	33,524
Wintrust Financial Corp.	443	31,409
Texas Capital Bancshares, Inc.*	453	25,717
Total Banks		3,244,254

REITs - 28.0%
American Tower Corp. — Class A	696	159,955
Crown Castle International Corp.	841	119,548
Prologis, Inc.	1,341	119,537
Equinix, Inc.	186	108,568
Simon Property Group, Inc.	720	107,251
Public Storage	451	96,045
Welltower, Inc.	1,129	92,330
Equity Residential	1,059	85,694
AvalonBay Communities, Inc.	404	84,719
SBA Communications Corp.	338	81,455
Digital Realty Trust, Inc.	658	78,789
Realty Income Corp.	1,056	77,753
Weyerhaeuser Co.	2,480	74,896
Ventas, Inc.	1,269	73,272
Boston Properties, Inc.	528	72,790
Essex Property Trust, Inc.	233	70,100
Healthpeak Properties, Inc.	1,957	67,458
Alexandria Real Estate Equities, Inc.	411	66,409
Invitation Homes, Inc.	2,126	63,716
Mid-America Apartment Communities, Inc.	463	61,051
UDR, Inc.	1,257	58,702
Sun Communities, Inc.	390	58,539
WP Carey, Inc.	730	58,429
Extra Space Storage, Inc.	553	58,408
Host Hotels & Resorts, Inc.	3,081	57,153
Duke Realty Corp.	1,638	56,790
Vornado Realty Trust	824	54,796
VICI Properties, Inc.	2,115	54,038
Medical Properties Trust, Inc.	2,500	52,775
Regency Centers Corp.	805	50,787
AGNC Investment Corp.	2,764	48,868
Omega Healthcare Investors, Inc.	1,143	48,406
Gaming and Leisure Properties, Inc.	1,110	47,786
Lamar Advertising Co. — Class A	535	47,754
Iron Mountain, Inc.	1,495	47,646
Kimco Realty Corp.	2,268	46,970
STORE Capital Corp.	1,256	46,773
American Homes 4 Rent — Class A	1,705	44,688
Apartment Investment & Management Co. — Class A	842	43,489
CyrusOne, Inc.	663	43,380
Douglas Emmett, Inc.	982	43,110
SL Green Realty Corp.	468	43,000
Americold Realty Trust	1,180	41,371
Brixmor Property Group, Inc.	1,861	40,216
Park Hotels & Resorts, Inc.	1,514	39,167
Cousins Properties, Inc.	950	39,140
CubeSmart	1,242	39,098
STAG Industrial, Inc.	1,040	32,833
Sabra Health Care REIT, Inc.	1,532	32,693
Macerich Co.[1]	1,108	29,827
Total REITs		3,167,968

Insurance - 21.2%
Berkshire Hathaway, Inc. — Class B*	1,647	373,046
Marsh & McLennan Companies, Inc.	1,042	116,089
Chubb Ltd.	701	109,118
MetLife, Inc.	2,128	108,464
American International Group, Inc.	2,044	104,919
Progressive Corp.	1,430	103,518
Aflac, Inc.	1,862	98,500
Prudential Financial, Inc.	1,037	97,208
Allstate Corp.	835	93,896
Travelers Companies, Inc.	676	92,578
Willis Towers Watson plc	406	81,988
Hartford Financial Services Group, Inc.	1,219	74,079
Arch Capital Group Ltd.*	1,625	69,696
Arthur J Gallagher & Co.	701	66,756
Cincinnati Financial Corp.	623	65,508
Aon plc	309	64,362
Loews Corp.	1,200	62,988
Principal Financial Group, Inc.	1,120	61,600
Everest Re Group Ltd.	204	56,475

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
FINANCIAL SERVICES FUND

	Shares	Value
Fidelity National Financial, Inc.	1,234	$55,962
Athene Holding Ltd. — Class A*	1,163	54,696
Lincoln National Corp.	913	53,876
AXA Equitable Holdings, Inc.	2,136	52,930
Brown & Brown, Inc.	1,330	52,508
Erie Indemnity Co. — Class A	270	44,820
Voya Financial, Inc.	727	44,332
Assurant, Inc.	330	43,256
Unum Group	1,331	38,812
Brighthouse Financial, Inc.*	794	31,149
eHealth, Inc.*	240	23,059
Total Insurance		2,396,188

Diversified Financial Services - 14.4%
American Express Co.	1,281	159,472
BlackRock, Inc. — Class A	271	136,232
CME Group, Inc. — Class A	648	130,067
Charles Schwab Corp.	2,596	123,466
Intercontinental Exchange, Inc.	1,202	111,245
Capital One Financial Corp.	1,062	109,290
T. Rowe Price Group, Inc.	680	82,851
TD Ameritrade Holding Corp.	1,650	82,005
Discover Financial Services	949	80,494
Synchrony Financial	2,113	76,089
Ameriprise Financial, Inc.	430	71,629
Nasdaq, Inc.	606	64,903
Cboe Global Markets, Inc.	490	58,800
Franklin Resources, Inc.	2,182	56,688
Raymond James Financial, Inc.	606	54,213
Ally Financial, Inc.	1,734	52,991
E*TRADE Financial Corp.	1,099	49,862
SEI Investments Co.	738	48,324
Invesco Ltd.	2,472	44,447
LPL Financial Holdings, Inc.	453	41,789
Total Diversified Financial Services		1,634,857

Private Equity - 2.9%
Blackstone Group, Inc. — Class A	2,290	128,103
KKR & Company, Inc. — Class A	2,640	77,009
Apollo Global Management, Inc.	1,497	71,422
Brookfield Asset Management, Inc. — Class A	980	56,644
Total Private Equity		333,178

Commercial Services - 2.5%
S&P Global, Inc.	461	125,876
Moody’s Corp.	441	104,698
MarketAxess Holdings, Inc.	149	56,487
Total Commercial Services		287,061

Savings & Loans - 0.7%
People’s United Financial, Inc.	2,562	43,298
New York Community Bancorp, Inc.	3,120	37,502
Total Savings & Loans		80,800

Software - 0.7%
MSCI, Inc. — Class A	281	72,549

Media - 0.4%
FactSet Research Systems, Inc.	180	48,294

Total Common Stocks
(Cost $6,466,469)		11,265,149

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$68,890	68,890
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	22,213	22,213
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	22,213	22,213
Total Repurchase Agreements
(Cost $113,316)		113,316

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	22,437	22,437
Total Securities Lending Collateral
(Cost $22,437)		22,437

Total Investments - 100.7%
(Cost $6,602,222)		$11,400,902
Other Assets & Liabilities, net - (0.7)%		(73,967)
Total Net Assets - 100.0%		$11,326,935

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,265,149	$—	$—	$11,265,149
Repurchase Agreements	—	113,316	—	113,316
Securities Lending Collateral	22,437	—	—	22,437
Total Assets	$11,287,586	$113,316	$—	$11,400,902

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $22,371 of securities loaned (cost $6,488,906)	$11,287,586
Repurchase agreements, at value (cost $113,316)	113,316
Receivables:
Fund shares sold	103,001
Dividends	24,203
Interest	6
Total assets	11,528,112

Liabilities:
Payable for:
Securities purchased	138,238
Return of securities lending collateral	22,437
Management fees	7,776
Fund shares redeemed	2,922
Transfer agent and administrative fees	2,287
Investor service fees	2,287
Portfolio accounting fees	914
Trustees’ fees*	167
Miscellaneous	24,149
Total liabilities	201,177
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,326,935

Net assets consist of:
Paid in capital	$7,726,420
Total distributable earnings (loss)	3,600,515
Net assets	$11,326,935
Capital shares outstanding	126,148
Net asset value per share	$89.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $724)	$257,179
Interest	1,209
Income from securities lending, net	12
Total investment income	258,400

Expenses:
Management fees	82,816
Investor service fees	24,358
Transfer agent and administrative fees	24,358
Professional fees	22,474
Portfolio accounting fees	9,743
Trustees’ fees*	2,567
Custodian fees	2,206
Line of credit fees	52
Miscellaneous	8,511
Total expenses	177,085
Net investment income	81,315

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	348,506
Net realized gain	348,506
Net change in unrealized appreciation (depreciation) on:
Investments	1,713,291
Net change in unrealized appreciation (depreciation)	1,713,291
Net realized and unrealized gain	2,061,797
Net increase in net assets resulting from operations	$2,143,112

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$81,315	$61,540
Net realized gain on investments	348,506	914,802
Net change in unrealized appreciation (depreciation) on investments	1,713,291	(2,021,689)
Net increase (decrease) in net assets resulting from operations	2,143,112	(1,045,347)

Distributions to shareholders	(507,612)	(80,650)

Capital share transactions:
Proceeds from sale of shares	25,665,558	48,162,381
Distributions reinvested	507,612	80,650
Cost of shares redeemed	(23,580,143)	(56,375,926)
Net increase (decrease) from capital share transactions	2,593,027	(8,132,895)
Net increase (decrease) in net assets	4,228,527	(9,258,892)

Net assets:
Beginning of year	7,098,408	16,357,300
End of year	$11,326,935	$7,098,408

Capital share activity:
Shares sold	302,628	576,992
Shares issued from reinvestment of distributions	6,012	963
Shares redeemed	(279,122)	(674,978)
Net increase (decrease) in shares	29,518	(97,023)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$73.46	$84.47	$73.42	$64.46	$67.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.45	.77	— [b]	.72
Net gain (loss) on investments (realized and unrealized)	19.67	(10.74)	10.63	9.32	(3.36)
Total from investment operations	20.37	(10.29)	11.40	9.32	(2.64)
Less distributions from:
Net investment income	(.71)	(.72)	(.35)	(.36)	(.24)
Net realized gains	(3.33)	—	—	—	—
Total distributions	(4.04)	(.72)	(.35)	(.36)	(.24)
Net asset value, end of period	$89.79	$73.46	$84.47	$73.42	$64.46

Total Return[c]	28.08%	(12.28%)	15.57%	15.83%	(3.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,327	$7,098	$16,357	$16,230	$13,963
Ratios to average net assets:
Net investment income (loss)	0.83%	0.54%	1.00%	— [e]	1.09%
Total expenses	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	218%	403%	364%	329%	213%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2019, Health Care Fund returned 22.57%, compared with a 31.49% return for the S&P 500 Index. The S&P 500 Health Care Index returned 20.82%.

The health care equipment industry was the largest contributor to the Fund, followed by the biotechnology industry and the pharmaceuticals industry. No industry detracted from performance.

The best-performing holdings in the Fund were Celgene Corp., Thermo Fisher Scientific, Inc., and Danaher Corp. The worst-performing holdings in the Fund included Tilray, Inc., Abiomed, Inc., and Mallinckrodt plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.5%
UnitedHealth Group, Inc.	3.0%
Merck & Company, Inc.	2.7%
Pfizer, Inc.	2.7%
Bristol-Myers Squibb Co.	2.2%
Abbott Laboratories	2.2%
Amgen, Inc.	2.2%
AbbVie, Inc.	2.1%
Thermo Fisher Scientific, Inc.	2.0%
Eli Lilly & Co.	2.0%
Top Ten Total	24.6%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Health Care Fund	22.57%	7.55%	12.79%
S&P 500 Health Care Index	20.82%	10.31%	14.76%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2019
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Pharmaceuticals - 34.7%
Johnson & Johnson	4,586	$668,960
Merck & Company, Inc.	5,761	523,963
Pfizer, Inc.	12,923	506,323
Bristol-Myers Squibb Co.	6,640	426,222
AbbVie, Inc.	4,443	393,383
Eli Lilly & Co.	2,925	384,433
CVS Health Corp.	4,523	336,014
Cigna Corp.	1,486	303,872
Becton Dickinson and Co.	1,090	296,447
Zoetis, Inc.	2,074	274,494
Allergan plc	1,431	273,564
McKesson Corp.	1,258	174,007
DexCom, Inc.*	710	155,305
AmerisourceBergen Corp. — Class A	1,699	144,449
Cardinal Health, Inc.	2,621	132,570
AstraZeneca plc ADR	2,516	125,448
Jazz Pharmaceuticals plc*	818	122,111
Novartis AG ADR	1,243	117,700
Canopy Growth Corp.*,1	5,456	115,067
Elanco Animal Health, Inc.*	3,845	113,235
GlaxoSmithKline plc ADR	2,396	112,588
Mylan N.V.*	5,528	111,113
Bausch Health Companies, Inc.*	3,663	109,597
GW Pharmaceuticals plc ADR*	1,040	108,742
Sarepta Therapeutics, Inc.*	842	108,652
Neurocrine Biosciences, Inc.*	1,006	108,135
Alkermes plc*	5,153	105,121
PRA Health Sciences, Inc.*	823	91,476
Horizon Therapeutics plc*	2,472	89,486
Global Blood Therapeutics, Inc.*	965	76,708
Total Pharmaceuticals		6,609,185

Healthcare-Products - 27.1%
Abbott Laboratories	4,872	423,182
Thermo Fisher Scientific, Inc.	1,203	390,819
Danaher Corp.	2,368	363,441
Medtronic plc	2,759	313,009
Stryker Corp.	1,458	306,093
Intuitive Surgical, Inc.*	482	284,934
Boston Scientific Corp.*	6,047	273,445
Edwards Lifesciences Corp.*	1,031	240,522
Baxter International, Inc.	2,729	228,199
Zimmer Biomet Holdings, Inc.	1,277	191,141
IDEXX Laboratories, Inc.*	625	163,206
Align Technology, Inc.*	582	162,401
ResMed, Inc.	1,042	161,479
Teleflex, Inc.	382	143,800
Cooper Companies, Inc.	427	137,191
Hologic, Inc.*	2,469	128,906
Wright Medical Group N.V.*	4,157	126,705
STERIS plc	823	125,442
Varian Medical Systems, Inc.*	868	123,265
Dentsply Sirona, Inc.	2,134	120,763
Novocure Ltd.*	1,341	113,006
Insulet Corp.*	657	112,478
Henry Schein, Inc.*	1,575	105,084
Masimo Corp.*	636	100,526
Abiomed, Inc.*	572	97,577
Repligen Corp.*	819	75,758
NuVasive, Inc.*	897	69,374
Tandem Diabetes Care, Inc.*	1,101	65,631
Total Healthcare-Products		5,147,377

Biotechnology - 19.5%
Amgen, Inc.	1,701	410,060
Gilead Sciences, Inc.	4,793	311,449
Vertex Pharmaceuticals, Inc.*	1,184	259,237
Biogen, Inc.*	844	250,440
Illumina, Inc.*	729	241,838
Regeneron Pharmaceuticals, Inc.*	589	221,158
Alexion Pharmaceuticals, Inc.*	1,516	163,955
Seattle Genetics, Inc.*	1,314	150,138
Incyte Corp.*	1,669	145,737
BioMarin Pharmaceutical, Inc.*	1,575	133,166
Amarin Corporation plc ADR*,1	5,809	124,545
Exact Sciences Corp.*	1,307	120,871
Alnylam Pharmaceuticals, Inc.*	1,044	120,238
Ionis Pharmaceuticals, Inc.*	1,646	99,435
Guardant Health, Inc.*	1,154	90,174
Medicines Co.*	1,048	89,017
ACADIA Pharmaceuticals, Inc.*	2,036	87,100
Arrowhead Pharmaceuticals, Inc.*	1,309	83,030
Mirati Therapeutics, Inc.*	623	80,280
Exelixis, Inc.*	4,355	76,735
Immunomedics, Inc.*	3,514	74,356
Bluebird Bio, Inc.*	846	74,237
Intercept Pharmaceuticals, Inc.*	572	70,882
Blueprint Medicines Corp.*	863	69,135
United Therapeutics Corp.*	761	67,029
Nektar Therapeutics*	3,072	66,309
Sage Therapeutics, Inc.*	534	38,549
Total Biotechnology		3,719,100

Healthcare-Services - 13.8%
UnitedHealth Group, Inc.	1,942	570,909
Anthem, Inc.	993	299,916
HCA Healthcare, Inc.	1,650	243,887
Humana, Inc.	655	240,071
IQVIA Holdings, Inc.*	1,226	189,429
Centene Corp.*	2,772	174,276
WellCare Health Plans, Inc.*	423	139,679
Laboratory Corporation of America Holdings*	819	138,550
Quest Diagnostics, Inc.	1,209	129,109
Universal Health Services, Inc. — Class B	840	120,506
DaVita, Inc.*	1,428	107,143
Molina Healthcare, Inc.*	735	99,732
Teladoc Health, Inc.*,1	1,004	84,055
Amedisys, Inc.*	484	80,789
Total Healthcare-Services		2,618,051

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
HEALTH CARE FUND

	Shares	Value
Electronics - 2.4%
Agilent Technologies, Inc.	2,062	$175,909
Mettler-Toledo International, Inc.*	189	149,930
Waters Corp.*	569	132,947
Total Electronics		458,786

Software - 1.7%
Cerner Corp.	2,272	166,742
Veeva Systems, Inc. — Class A*	1,139	160,212
Total Software		326,954

Commercial Services - 0.4%
HealthEquity, Inc.*	1,042	77,181

Total Common Stocks
(Cost $7,597,483)		18,956,634

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$85,769	85,769
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	27,656	27,656
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	27,656	27,656
Total Repurchase Agreements
(Cost $141,081)		141,081

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	234,645	234,645
Total Securities Lending Collateral
(Cost $234,645)		234,645

Total Investments - 101.5%
(Cost $7,973,209)		$19,332,360
Other Assets & Liabilities, net - (1.5)%		(289,989)
Total Net Assets - 100.0%		$19,042,371

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,956,634	$—	$—	$18,956,634
Repurchase Agreements	—	141,081	—	141,081
Securities Lending Collateral	234,645	—	—	234,645
Total Assets	$19,191,279	$141,081	$—	$19,332,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $240,976 of securities loaned (cost $7,832,128)	$19,191,279
Repurchase agreements, at value (cost $141,081)	141,081
Receivables:
Fund shares sold	15,365
Dividends	10,332
Securities lending income	2,643
Foreign tax reclaims	1,306
Interest	6
Total assets	19,362,012

Liabilities:
Payable for:
Return of securities lending collateral	234,645
Fund shares redeemed	15,851
Management fees	13,207
Transfer agent and administrative fees	3,884
Investor service fees	3,884
Portfolio accounting fees	1,554
Trustees’ fees*	318
Miscellaneous	46,298
Total liabilities	319,641
Commitments and contingent liabilities (Note 10)	—
Net assets	$19,042,371

Net assets consist of:
Paid in capital	$8,619,405
Total distributable earnings (loss)	10,422,966
Net assets	$19,042,371
Capital shares outstanding	254,320
Net asset value per share	$74.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $701)	$213,136
Interest	2,639
Income from securities lending, net	24,771
Total investment income	240,546

Expenses:
Management fees	164,590
Investor service fees	48,409
Transfer agent and administrative fees	48,409
Professional fees	37,639
Portfolio accounting fees	19,363
Trustees’ fees*	5,515
Custodian fees	4,023
Line of credit fees	57
Miscellaneous	25,106
Total expenses	353,111
Net investment loss	(112,565)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,731,701
Net realized gain	2,731,701
Net change in unrealized appreciation (depreciation) on:
Investments	1,229,445
Net change in unrealized appreciation (depreciation)	1,229,445
Net realized and unrealized gain	3,961,146
Net increase in net assets resulting from operations	$3,848,581

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(112,565)	$(173,935)
Net realized gain on investments	2,731,701	1,244,879
Net change in unrealized appreciation (depreciation) on investments	1,229,445	(1,637,146)
Net increase (decrease) in net assets resulting from operations	3,848,581	(566,202)

Distributions to shareholders	(408,723)	(331,012)

Capital share transactions:
Proceeds from sale of shares	29,242,516	48,533,376
Distributions reinvested	408,723	331,012
Cost of shares redeemed	(34,485,945)	(50,187,301)
Net decrease from capital share transactions	(4,834,706)	(1,322,913)
Net decrease in net assets	(1,394,848)	(2,220,127)

Net assets:
Beginning of year	20,437,219	22,657,346
End of year	$19,042,371	$20,437,219

Capital share activity:
Shares sold	427,219	720,012
Shares issued from reinvestment of distributions	5,979	4,840
Shares redeemed	(506,488)	(760,178)
Net decrease in shares	(73,290)	(35,326)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$62.38	$62.43	$52.62	$60.47	$58.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.48)	(.44)	(.37)	(.30)
Net gain (loss) on investments (realized and unrealized)	14.35	1.33 [c]	12.39	(5.36)	3.11
Total from investment operations	13.95	.85	11.95	(5.73)	2.81
Less distributions from:
Net realized gains	(1.45)	(.90)	(2.14)	(2.12)	(1.16)
Total distributions	(1.45)	(.90)	(2.14)	(2.12)	(1.16)
Net asset value, end of period	$74.88	$62.38	$62.43	$52.62	$60.47

Total Return[b]	22.57%	1.25%	22.86%	(9.70%)	4.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,042	$20,437	$22,657	$18,778	$36,849
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.72%)	(0.73%)	(0.67%)	(0.47%)
Total expenses	1.82%	1.72%	1.70%	1.66%	1.59%
Portfolio turnover rate	150%	194%	156%	146%	154%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2019, Internet Fund returned 25.48%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Information Technology Index returned 50.29%.

The internet & direct marketing retail industry contributed the most to return, followed by the interactive media & services industry and the internet services & infrastructure industry. The leading detractors were the trucking industry, the electronics components industry, and the asset management & custody banks industry.

Facebook, Inc. — Class A, Alphabet, Inc. — Class A, and Amazon.com, Inc. added the most to Fund performance for the year. Qurate Retail, Inc. — Class A, Pinterest, Inc. Class A, and Grubhub, Inc. detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.9%
Alphabet, Inc. — Class A	7.7%
Facebook, Inc. — Class A	6.1%
Cisco Systems, Inc.	3.6%
Alibaba Group Holding Ltd. ADR	3.4%
salesforce.com, Inc.	3.1%
Netflix, Inc.	3.0%
PayPal Holdings, Inc.	2.9%
Booking Holdings, Inc.	2.4%
Uber Technologies, Inc.	1.8%
Top Ten Total	41.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Internet Fund	25.48%	12.98%	13.68%
S&P 500 Information Technology Index	50.29%	20.20%	17.50%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Internet - 60.3%
Amazon.com, Inc.*	355	$655,983
Alphabet, Inc. — Class A*	482	645,586
Facebook, Inc. — Class A*	2,498	512,714
Alibaba Group Holding Ltd. ADR*	1,320	279,972
Netflix, Inc.*	765	247,531
Booking Holdings, Inc.*	98	201,265
Uber Technologies, Inc.*	5,121	152,298
eBay, Inc.	3,201	115,588
JD.com, Inc. ADR*	3,168	111,609
Baidu, Inc. ADR*	850	107,440
Twitter, Inc.*	3,317	106,310
Snap, Inc. — Class A*	6,374	104,087
VeriSign, Inc.*	532	102,506
Match Group, Inc.*,1	1,237	101,570
IAC/InterActiveCorp*	389	96,904
Shopify, Inc. — Class A*	232	92,239
Expedia Group, Inc.	785	84,890
Okta, Inc.*	693	79,951
MercadoLibre, Inc.*	138	78,928
Trip.com Group Ltd. ADR*	2,231	74,828
Pinduoduo, Inc. ADR*	1,957	74,014
Chewy, Inc. — Class A*,1	2,502	72,558
GoDaddy, Inc. — Class A*	1,067	72,471
Pinterest, Inc. — Class A*	3,609	67,272
Zillow Group, Inc. — Class C*	1,442	66,245
Spotify Technology S.A.*	432	64,606
Wayfair, Inc. — Class A*,1	707	63,892
F5 Networks, Inc.*	436	60,887
Weibo Corp. ADR*,1	1,291	59,838
Anaplan, Inc.*	1,074	56,278
Wix.com Ltd.*	450	55,071
Momo, Inc. ADR	1,639	54,906
Autohome, Inc. ADR*	625	50,006
JOYY, Inc. ADR*	938	49,517
Baozun, Inc. ADR*,1	1,487	49,249
Etsy, Inc.*	1,092	48,376
TripAdvisor, Inc.	1,441	43,778
Cargurus, Inc.*	1,171	41,196
Stitch Fix, Inc. — Class A*,1	1,302	33,409
Total Internet		5,035,768

Software - 20.9%
salesforce.com, Inc.*	1,570	255,345
Activision Blizzard, Inc.	2,440	144,985
Electronic Arts, Inc.*	1,116	119,981
Veeva Systems, Inc. — Class A*	710	99,869
Akamai Technologies, Inc.*	939	81,111
Citrix Systems, Inc.	729	80,846
Take-Two Interactive Software, Inc.*	655	80,192
DocuSign, Inc.*	1,060	78,557
NetEase, Inc. ADR	253	77,580
Twilio, Inc. — Class A*	788	77,445
Coupa Software, Inc.*	443	64,789
MongoDB, Inc.*	443	58,303
Sea Ltd. ADR*	1,440	57,917
Dropbox, Inc. — Class A*	3,153	56,470
HubSpot, Inc.*	349	55,316
Nutanix, Inc. — Class A*	1,675	52,360
HUYA, Inc. ADR*,1	2,908	52,199
Smartsheet, Inc. — Class A*	1,123	50,445
j2 Global, Inc.	489	45,824
Five9, Inc.*	640	41,971
New Relic, Inc.*	629	41,331
Cornerstone OnDemand, Inc.*	693	40,575
Pluralsight, Inc. — Class A*	1,927	33,164
Total Software		1,746,575

Telecommunications - 9.3%
Cisco Systems, Inc.	6,294	301,860
Motorola Solutions, Inc.	695	111,992
Arista Networks, Inc.*	411	83,598
Juniper Networks, Inc.	2,497	61,501
Ciena Corp.*	1,296	55,326
ViaSat, Inc.*	623	45,601
LogMeIn, Inc.	508	43,556
Viavi Solutions, Inc.*	2,570	38,550
CommScope Holding Company, Inc.*	2,511	35,631
Total Telecommunications		777,615

Commercial Services - 4.4%
PayPal Holdings, Inc.*	2,214	239,488
CoStar Group, Inc.*	168	100,515
2U, Inc.*	1,072	25,717
Total Commercial Services		365,720

Diversified Financial Services - 2.2%
TD Ameritrade Holding Corp.	2,239	111,278
E*TRADE Financial Corp.	1,499	68,010
Total Diversified Financial Services		179,288

Banks - 1.2%
Northern Trust Corp.	957	101,672

Computers - 0.6%
Lumentum Holdings, Inc.*	662	52,496

Food Service - 0.5%
Grubhub, Inc.*	910	44,262

Total Common Stocks
(Cost $3,630,181)		8,303,396

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$43,485	$43,485
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	14,022	14,022
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	14,022	14,022
Total Repurchase Agreements
(Cost $71,529)		71,529

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	291,492	291,492
Total Securities Lending Collateral
(Cost $291,492)		291,492

Total Investments - 103.8%
(Cost $3,993,202)		$8,666,417
Other Assets & Liabilities, net - (3.8)%		(319,441)
Total Net Assets - 100.0%		$8,346,976

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,303,396	$—	$—	$8,303,396
Repurchase Agreements	—	71,529	—	71,529
Securities Lending Collateral	291,492	—	—	291,492
Total Assets	$8,594,888	$71,529	$—	$8,666,417

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $284,182 of securities loaned (cost $3,921,673)	$8,594,888
Repurchase agreements, at value (cost $71,529)	71,529
Receivables:
Fund shares sold	107,795
Dividends	425
Securities lending income	370
Interest	3
Total assets	8,775,010

Liabilities:
Payable for:
Return of securities lending collateral	291,492
Securities purchased	103,286
Management fees	5,946
Transfer agent and administrative fees	1,749
Investor service fees	1,749
Portfolio accounting fees	699
Trustees’ fees*	158
Fund shares redeemed	12
Miscellaneous	22,943
Total liabilities	428,034
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,346,976

Net assets consist of:
Paid in capital	$4,270,315
Total distributable earnings (loss)	4,076,661
Net assets	$8,346,976
Capital shares outstanding	80,247
Net asset value per share	$104.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $638)	$34,982
Interest	1,528
Income from securities lending, net	2,578
Total investment income	39,088

Expenses:
Management fees	81,956
Investor service fees	24,105
Transfer agent and administrative fees	24,105
Professional fees	17,051
Portfolio accounting fees	9,642
Trustees’ fees*	2,515
Custodian fees	2,031
Line of credit fees	25
Miscellaneous	14,445
Total expenses	175,875
Net investment loss	(136,787)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	905,118
Net realized gain	905,118
Net change in unrealized appreciation (depreciation) on:
Investments	1,132,812
Net change in unrealized appreciation (depreciation)	1,132,812
Net realized and unrealized gain	2,037,930
Net increase in net assets resulting from operations	$1,901,143

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(136,787)	$(149,392)
Net realized gain on investments	905,118	304,663
Net change in unrealized appreciation (depreciation) on investments	1,132,812	(880,860)
Net increase (decrease) in net assets resulting from operations	1,901,143	(725,589)

Distributions to shareholders	—	(206,047)

Capital share transactions:
Proceeds from sale of shares	32,250,493	53,056,598
Distributions reinvested	—	206,047
Cost of shares redeemed	(33,904,028)	(53,174,599)
Net increase (decrease) from capital share transactions	(1,653,535)	88,046
Net increase (decrease) in net assets	247,608	(843,590)

Net assets:
Beginning of year	8,099,368	8,942,958
End of year	$8,346,976	$8,099,368

Capital share activity:
Shares sold	323,776	541,673
Shares issued from reinvestment of distributions	—	1,959
Shares redeemed	(341,225)	(548,920)
Net decrease in shares	(17,449)	(5,288)

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$82.90	$86.84	$65.13	$70.60	$79.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.41)	(1.25)	(.79)	(.14)	(.76)
Net gain (loss) on investments (realized and unrealized)	22.53	(1.23)	22.88	(3.30)	7.29
Total from investment operations	21.12	(2.48)	22.09	(3.44)	6.53
Less distributions from:
Net realized gains	—	(1.46)	(.38)	(2.03)	(15.04)
Total distributions	—	(1.46)	(.38)	(2.03)	(15.04)
Net asset value, end of period	$104.02	$82.90	$86.84	$65.13	$70.60

Total Return[b]	25.48%	(3.20%)	33.96%	4.44%	8.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,347	$8,099	$8,943	$8,485	$13,036
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.29%)	(1.01%)	(0.78%)	(1.03%)
Total expenses	1.82%	1.72%	1.71%	1.66%	1.61%
Portfolio turnover rate	319%	485%	365%	384%	363%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2019, Leisure Fund returned 29.28%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 27.94%.

The cable & satellite industry contributed the most to return, followed by the restaurants industry and the movies & entertainment industry. The consumer electronics industry was the only detractor from return.

Holdings that contributed the most to the Fund’s return were Walt Disney Co., Charter Communications, Inc. — Class A, and Comcast Corp. — Class A. Grupo Televisa, SAB ADR, American Outdoor Brands Corp., and AMC Networks, Inc. — Class A were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	4.4%
Comcast Corp. — Class A	3.9%
McDonald’s Corp.	3.3%
Netflix, Inc.	3.2%
Philip Morris International, Inc.	3.1%
Charter Communications, Inc. — Class A	3.0%
Starbucks Corp.	2.8%
Altria Group, Inc.	2.6%
Las Vegas Sands Corp.	2.0%
Marriott International, Inc. — Class A	1.9%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Leisure Fund	29.28%	8.12%	13.86%
S&P 500 Consumer Discretionary Index	27.94%	13.12%	17.18%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2019
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Media - 23.9%
Walt Disney Co.	1,982	$286,657
Comcast Corp. — Class A	5,729	257,633
Charter Communications, Inc. — Class A*	402	195,002
ViacomCBS, Inc. — Class B	2,145	90,026
Liberty Broadband Corp. — Class C*	679	85,384
Fox Corp. — Class A	2,296	85,113
Discovery, Inc. — Class A*	2,546	83,356
DISH Network Corp. — Class A*	2,150	76,260
Altice USA, Inc. — Class A*	2,707	74,009
Liberty Global plc — Class C*	2,960	64,513
News Corp. — Class A	3,700	52,318
Nexstar Media Group, Inc. — Class A	348	40,803
New York Times Co. — Class A	1,264	40,663
World Wrestling Entertainment, Inc. — Class A	619	40,154
TEGNA, Inc.	2,027	33,831
Sinclair Broadcast Group, Inc. — Class A	935	31,173
AMC Networks, Inc. — Class A*	668	26,386
Total Media		1,563,281

Retail - 18.0%
McDonald’s Corp.	1,099	217,173
Starbucks Corp.	2,054	180,588
Yum! Brands, Inc.	976	98,313
Chipotle Mexican Grill, Inc. — Class A*	103	86,222
Darden Restaurants, Inc.	618	67,368
Domino’s Pizza, Inc.	208	61,106
Restaurant Brands International, Inc.	945	60,263
Yum China Holdings, Inc.	1,191	57,180
Dunkin’ Brands Group, Inc.	600	45,324
Wendy’s Co.	1,815	40,311
Texas Roadhouse, Inc. — Class A	635	35,763
Cracker Barrel Old Country Store, Inc.[1]	221	33,977
Wingstop, Inc.	332	28,628
Shake Shack, Inc. — Class A*	434	25,853
Papa John’s International, Inc.	404	25,513
Bloomin’ Brands, Inc.	1,118	24,674
Jack in the Box, Inc.	312	24,345
Cheesecake Factory, Inc.[1]	604	23,472
Brinker International, Inc.	535	22,470
Dave & Buster’s Entertainment, Inc.	499	20,045
Total Retail		1,178,588

Lodging - 13.8%
Las Vegas Sands Corp.	1,877	129,588
Marriott International, Inc. — Class A	831	125,838
Hilton Worldwide Holdings, Inc.	898	99,597
MGM Resorts International	2,220	73,859
Wynn Resorts Ltd.	492	68,324
Caesars Entertainment Corp.*	3,998	54,373
Hyatt Hotels Corp. — Class A	604	54,185
Huazhu Group Ltd. ADR	1,345	53,894
Melco Resorts & Entertainment Ltd. ADR	2,221	53,682
Wyndham Hotels & Resorts, Inc.	701	44,030
Choice Hotels International, Inc.	417	43,130
Wyndham Destinations, Inc.	753	38,923
Boyd Gaming Corp.	1,065	31,886
Hilton Grand Vacations, Inc.*	884	30,401
Total Lodging		901,710

Software - 8.1%
Activision Blizzard, Inc.	2,032	120,742
Electronic Arts, Inc.*	929	99,877
NetEase, Inc. ADR	249	76,353
Take-Two Interactive Software, Inc.*	546	66,847
Sea Ltd. ADR*	1,478	59,445
HUYA, Inc. ADR*,1	3,037	54,514
Bilibili, Inc. ADR*	2,829	52,676
Total Software		530,454

Leisure Time - 7.2%
Carnival Corp.	2,143	108,929
Royal Caribbean Cruises Ltd.	728	97,195
Norwegian Cruise Line Holdings Ltd.*	1,101	64,309
Planet Fitness, Inc. — Class A*	626	46,750
Polaris, Inc.	446	45,358
Harley-Davidson, Inc.	1,153	42,880
Brunswick Corp.	650	38,987
Callaway Golf Co.	1,196	25,355
Total Leisure Time		469,763

Beverages - 6.6%
Constellation Brands, Inc. — Class A	570	108,157
Brown-Forman Corp. — Class B	1,502	101,535
Luckin Coffee, Inc. ADR*,1	1,663	65,456
Molson Coors Beverage Co. — Class B	1,140	61,446
Anheuser-Busch InBev S.A. ADR[1]	707	58,002
Boston Beer Company, Inc. — Class A*	102	38,541
Total Beverages		433,137

Entertainment - 6.6%
Live Nation Entertainment, Inc.*	944	67,468
Vail Resorts, Inc.	231	55,401
Churchill Downs, Inc.	304	41,709
Marriott Vacations Worldwide Corp.	322	41,461
Eldorado Resorts, Inc.*	650	38,766
Cinemark Holdings, Inc.	1,033	34,967
Six Flags Entertainment Corp.	767	34,599
International Game Technology plc	2,084	31,197
Penn National Gaming, Inc.*	1,201	30,698
Scientific Games Corp. — Class A*	1,046	28,012
SeaWorld Entertainment, Inc.*	868	27,524
Total Entertainment		431,802

Agriculture - 6.6%
Philip Morris International, Inc.	2,395	203,791
Altria Group, Inc.	3,440	171,690
British American Tobacco plc ADR	1,224	51,971
Total Agriculture		427,452

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
LEISURE FUND

	Shares	Value
Internet - 6.2%
Netflix, Inc.*	637	$206,114
Roku, Inc.*	516	69,093
Spotify Technology S.A.*	435	65,054
iQIYI, Inc. ADR*,1	2,910	61,430
Total Internet		401,691

Toys, Games & Hobbies - 1.7%
Hasbro, Inc.	643	67,907
Mattel, Inc.*,1	2,910	39,431
Total Toys, Games & Hobbies		107,338

Food Service - 0.9%
Aramark	1,347	58,460

Total Common Stocks
(Cost $4,279,618)		6,503,676

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*,2	1,910	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$25,497	25,497
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	8,222	8,222
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	8,221	8,221
Total Repurchase Agreements
(Cost $41,940)		41,940

	Shares
SECURITIES LENDING COLLATERAL†,4 - 3.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[5]	211,960	211,960
Total Securities Lending Collateral
(Cost $211,960)		211,960

Total Investments - 103.4%
(Cost $4,533,518)		$6,757,576
Other Assets & Liabilities, net - (3.4)%		(222,006)
Total Net Assets - 100.0%		$6,535,570

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,503,676	$—	$—		$6,503,676
Rights	—	—	—	*	—
Repurchase Agreements	—	41,940	—		41,940
Securities Lending Collateral	211,960	—	—		211,960
Total Assets	$6,715,636	$41,940	$—		$6,757,576

*	Security has a market value of $0.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $206,518 of securities loaned (cost $4,491,578)	$6,715,636
Repurchase agreements, at value (cost $41,940)	41,940
Receivables:
Fund shares sold	357,238
Dividends	10,899
Foreign tax reclaims	610
Securities lending income	53
Interest	2
Total assets	7,126,378

Liabilities:
Payable for:
Securities purchased	356,232
Return of securities lending collateral	211,960
Management fees	4,389
Transfer agent and administrative fees	1,291
Investor service fees	1,291
Fund shares redeemed	590
Portfolio accounting fees	516
Trustees’ fees*	99
Miscellaneous	14,440
Total liabilities	590,808
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,535,570

Net assets consist of:
Paid in capital	$4,508,007
Total distributable earnings (loss)	2,027,563
Net assets	$6,535,570
Capital shares outstanding	61,636
Net asset value per share	$106.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $581)	$104,005
Interest	833
Income from securities lending, net	478
Total investment income	105,316

Expenses:
Management fees	51,497
Investor service fees	15,146
Transfer agent and administrative fees	15,146
Professional fees	11,187
Portfolio accounting fees	6,058
Trustees’ fees*	1,654
Custodian fees	1,386
Line of credit fees	36
Miscellaneous	8,686
Total expenses	110,796
Net investment loss	(5,480)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	694,051
Net realized gain	694,051
Net change in unrealized appreciation (depreciation) on:
Investments	789,745
Net change in unrealized appreciation (depreciation)	789,745
Net realized and unrealized gain	1,483,796
Net increase in net assets resulting from operations	$1,478,316

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(5,480)	$18,335
Net realized gain on investments	694,051	235,639
Net change in unrealized appreciation (depreciation) on investments	789,745	(1,077,539)
Net increase (decrease) in net assets resulting from operations	1,478,316	(823,565)

Distributions to shareholders	(66,975)	(238,213)

Capital share transactions:
Proceeds from sale of shares	14,129,615	17,293,584
Distributions reinvested	66,975	238,213
Cost of shares redeemed	(12,636,946)	(22,331,989)
Net increase (decrease) from capital share transactions	1,559,644	(4,800,192)
Net increase (decrease) in net assets	2,970,985	(5,861,970)

Net assets:
Beginning of year	3,564,585	9,426,555
End of year	$6,535,570	$3,564,585

Capital share activity:
Shares sold	145,839	176,365
Shares issued from reinvestment of distributions	664	2,434
Shares redeemed	(127,808)	(231,728)
Net increase (decrease) in shares	18,695	(52,929)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$83.01	$98.33	$82.21	$76.44	$87.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.23	.24	.18	.28
Net gain (loss) on investments (realized and unrealized)	24.33	(13.07)	16.28	7.07	.87
Total from investment operations	24.24	(12.84)	16.52	7.25	1.15
Less distributions from:
Net investment income	(.24)	(.26)	(.22)	(.37)	(.07)
Net realized gains	(.98)	(2.22)	(.18)	(1.11)	(12.45)
Total distributions	(1.22)	(2.48)	(.40)	(1.48)	(12.52)
Net asset value, end of period	$106.03	$83.01	$98.33	$82.21	$76.44

Total Return[b]	29.28%	(13.44%)	20.11%	9.56%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,536	$3,565	$9,427	$8,791	$13,764
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.24%	0.26%	0.23%	0.34%
Total expenses	1.83%	1.71%	1.70%	1.66%	1.60%
Portfolio turnover rate	224%	239%	303%	530%	288%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2019, Precious Metals Fund returned 52.24%, compared with the 31.49% return of the S&P 500 Index. The S&P 500 Materials Index returned 24.58%.

The gold, silver, and copper industries contributed the most to return. No industry detracted from return.

Sibanye-Stillwater ADR, Kirkland Lake Gold Ltd., and AngloGold Ashanti Ltd. ADR were the leading contributors to return. IAMGOLD Corp. and Tahoe Resources, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Newmont Goldcorp Corp.	7.9%
Barrick Gold Corp.	7.6%
Franco-Nevada Corp.	5.8%
Freeport-McMoRan, Inc.	5.6%
Agnico Eagle Mines Ltd.	5.0%
Wheaton Precious Metals Corp.	4.8%
AngloGold Ashanti Ltd. ADR	4.1%
VanEck Vectors Junior Gold Miners ETF	4.0%
Kirkland Lake Gold Ltd.	4.0%
Royal Gold, Inc.	3.7%
Top Ten Total	52.5%

“Ten Largest Holdings” excludes any temporary cash investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Precious Metals Fund	52.24%	9.39%	(3.49%)
S&P 500 Materials Index	24.58%	7.07%	9.13%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2019
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.6%

Mining - 95.6%
Newmont Goldcorp Corp.	44,978	$1,954,294
Barrick Gold Corp.	101,121	1,879,840
Franco-Nevada Corp.	13,915	1,437,420
Freeport-McMoRan, Inc.	105,893	1,389,316
Agnico Eagle Mines Ltd.	20,315	1,251,607
Wheaton Precious Metals Corp.	39,940	1,188,215
AngloGold Ashanti Ltd. ADR	45,156	1,008,785
Kirkland Lake Gold Ltd.	22,556	994,043
Royal Gold, Inc.	7,580	926,655
Sibanye Gold Ltd. ADR*	83,028	824,468
Kinross Gold Corp.*	170,661	808,933
Gold Fields Ltd. ADR	117,102	772,873
Pan American Silver Corp.	31,032	735,148
B2Gold Corp.	168,838	677,040
Yamana Gold, Inc.[1]	163,661	646,461
Novagold Resources, Inc.*	65,991	591,279
First Majestic Silver Corp.*	43,597	534,499
SSR Mining, Inc.*	27,096	521,869
Alamos Gold, Inc. — Class A	86,329	519,701
Coeur Mining, Inc.*	58,540	473,003
Pretium Resources, Inc.*	42,407	471,990
Harmony Gold Mining Company Ltd. ADR*	127,140	461,518
IAMGOLD Corp.*	118,561	442,233
Hecla Mining Co.	130,157	441,232
Osisko Gold Royalties Ltd.[1]	41,793	405,810
Eldorado Gold Corp.*	47,377	380,437
Sandstorm Gold Ltd.*	50,173	373,789
MAG Silver Corp.*	28,881	341,951
Silvercorp Metals, Inc.[1]	58,160	329,767
Seabridge Gold, Inc.*,1	22,352	308,905
Fortuna Silver Mines, Inc.*,1	69,572	283,854
Gold Resource Corp.	36,243	200,786
Endeavour Silver Corp.*	80,360	193,668
Total Mining		23,771,389

Total Common Stocks
(Cost $10,980,154)		23,771,389

RIGHTS††† - 0.0%
Mining - 0.0%
Pan American Silver Corp.*,2	80,321	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	23,697	1,001,435
Total Exchange-Traded Funds
(Cost $554,645)		1,001,435

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.8%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$122,710	122,710
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	39,568	39,568
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	39,567	39,567
Total Repurchase Agreements
(Cost $201,845)		201,845

	Shares
SECURITIES LENDING COLLATERAL†,4 - 4.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[5]	1,229,801	1,229,801
Total Securities Lending Collateral
(Cost $1,229,801)		1,229,801

Total Investments - 105.3%
(Cost $12,966,445)		$26,204,470
Other Assets & Liabilities, net - (5.3)%		(1,322,367)
Total Net Assets - 100.0%		$24,882,103

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$23,771,389	$—	$—		$23,771,389
Rights	—	—	—	*	—
Exchange-Traded Funds	1,001,435	—	—		1,001,435
Repurchase Agreements	—	201,845	—		201,845
Securities Lending Collateral	1,229,801	—	—		1,229,801
Total Assets	$26,002,625	$201,845	$—		$26,204,470

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $1,164,416 of securities loaned (cost $12,764,600)	$26,002,625
Repurchase agreements, at value (cost $201,845)	201,845
Receivables:
Fund shares sold	862,432
Dividends	3,778
Foreign tax reclaims	1,572
Securities lending income	231
Interest	9
Total assets	27,072,492

Liabilities:
Payable for:
Return of securities lending collateral	1,229,801
Securities purchased	785,467
Deferred foreign capital gain taxes	86,192
Fund shares redeemed	18,820
Management fees	13,540
Transfer agent and administrative fees	4,513
Investor service fees	4,513
Portfolio accounting fees	1,805
Trustees’ fees*	314
Miscellaneous	45,424
Total liabilities	2,190,389
Commitments and contingent liabilities (Note 10)	—
Net assets	$24,882,103

Net assets consist of:
Paid in capital	$34,701,812
Total distributable earnings (loss)	(9,819,709)
Net assets	$24,882,103
Capital shares outstanding	677,143
Net asset value per share	$36.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $11,819)	$183,260
Interest	4,616
Income from securities lending, net	3,432
Total investment income	191,308

Expenses:
Management fees	139,316
Investor service fees	46,439
Transfer agent and administrative fees	46,439
Professional fees	32,973
Portfolio accounting fees	18,575
Trustees’ fees*	4,229
Custodian fees	3,541
Line of credit fees	4
Miscellaneous	27,212
Total expenses	318,728
Net investment loss	(127,420)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,970,211
Net realized gain	1,970,211
Net change in unrealized appreciation (depreciation) on:
Investments	6,254,702
Net change in unrealized appreciation (depreciation)	6,254,702
Net realized and unrealized gain	8,224,913
Net increase in net assets resulting from operations	$8,097,493

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(127,420)	$(161,031)
Net realized gain (loss) on investments	1,970,211	(1,276,942)
Net change in unrealized appreciation (depreciation) on investments	6,254,702	(3,405,828)
Net increase (decrease) in net assets resulting from operations	8,097,493	(4,843,801)

Distributions to shareholders	—	(860,699)

Capital share transactions:
Proceeds from sale of shares	40,583,255	130,118,052
Distributions reinvested	—	860,699
Cost of shares redeemed	(40,430,808)	(138,843,308)
Net increase (decrease) from capital share transactions	152,447	(7,864,557)
Net increase (decrease) in net assets	8,249,940	(13,569,057)

Net assets:
Beginning of year	16,632,163	30,201,220
End of year	$24,882,103	$16,632,163

Capital share activity:
Shares sold	1,383,313	4,824,749
Shares issued from reinvestment of distributions	—	32,068
Shares redeemed	(1,395,240)	(5,164,558)
Net decrease in shares	(11,927)	(307,741)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$24.14	$30.30	$29.72	$17.95	$27.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.23)	(.29)	(.29)	(.12)
Net gain (loss) on investments (realized and unrealized)	12.81	(4.68)	2.29	12.06	(8.01)
Total from investment operations	12.61	(4.91)	2.00	11.77	(8.13)
Less distributions from:
Net investment income	—	(1.25)	(1.42)	—	(1.52)
Total distributions	—	(1.25)	(1.42)	—	(1.52)
Net asset value, end of period	$36.75	$24.14	$30.30	$29.72	$17.95

Total Return[b]	52.24%	(16.61%)	7.08%	65.52%	(30.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,882	$16,632	$30,201	$22,672	$16,201
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.87%)	(0.93%)	(0.90%)	(0.50%)
Total expenses[c]	1.72%	1.67%	1.61%	1.56%	1.50%
Portfolio turnover rate	180%	639%	691%	298%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2019, Real Estate Fund returned 24.43%, compared to a return of 31.49% for the S&P 500 Index. The MSCI U.S. REIT Index returned 25.84%.

Specialized REITs were the leading contributor to return, followed by residential REITs and office REITs. The automotive retail industry was the only detractor from return.

American Tower Corp. — Class A, Equinix, Inc., and Prologis, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Macerich Co., Uniti Group, Inc., and Taubman Centers, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.1%
Crown Castle International Corp.	2.4%
Prologis, Inc.	2.3%
Equinix, Inc.	2.2%
Simon Property Group, Inc.	2.1%
Public Storage	1.9%
Welltower, Inc.	1.8%
Equity Residential	1.7%
AvalonBay Communities, Inc.	1.7%
SBA Communications Corp.	1.6%
Top Ten Total	20.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Real Estate Fund	24.43%	5.72%	9.64%
MSCI U.S. REIT Index	25.84%	7.03%	11.93%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 98.7%

REITs - 94.9%
REITs-Diversified - 22.0%
American Tower Corp. — Class A	1,653	$379,892
Crown Castle International Corp.	2,038	289,702
Equinix, Inc.	458	267,335
SBA Communications Corp.	817	196,889
Digital Realty Trust, Inc.	1,604	192,063
Weyerhaeuser Co.	5,936	179,267
WP Carey, Inc.	1,771	141,751
Duke Realty Corp.	3,912	135,629
Vornado Realty Trust	2,002	133,133
VICI Properties, Inc.	5,069	129,513
Gaming and Leisure Properties, Inc.	2,654	114,255
Lamar Advertising Co. — Class A	1,264	112,825
New Residential Investment Corp.	5,965	96,096
EPR Properties	1,253	88,512
CoreSite Realty Corp.	773	86,669
Outfront Media, Inc.	2,821	75,659
PotlatchDeltic Corp.	1,463	63,304
Total REITs-Diversified		2,682,494

REITs-Apartments - 11.9%
Equity Residential	2,564	207,479
AvalonBay Communities, Inc.	984	206,345
Essex Property Trust, Inc.	562	169,083
Invitation Homes, Inc.	5,095	152,697
Mid-America Apartment Communities, Inc.	1,129	148,870
UDR, Inc.	3,005	140,333
Camden Property Trust	1,145	121,484
American Homes 4 Rent — Class A	4,078	106,884
Apartment Investment & Management Co. — Class A	2,048	105,779
American Campus Communities, Inc.	2,067	97,211
Total REITs-Apartments		1,456,165

REITs-Office Property - 10.0%
Boston Properties, Inc.	1,276	175,909
Alexandria Real Estate Equities, Inc.	1,014	163,842
Kilroy Realty Corp.	1,352	113,433
Douglas Emmett, Inc.	2,379	104,438
SL Green Realty Corp.	1,132	104,008
Cousins Properties, Inc.	2,292	94,430
Hudson Pacific Properties, Inc.	2,485	93,560
JBG SMITH Properties	2,177	86,841
Highwoods Properties, Inc.	1,759	86,033
Paramount Group, Inc.	4,837	67,331
Brandywine Realty Trust	4,001	63,016
Empire State Realty Trust, Inc. — Class A	4,301	60,042
Total REITs-Office Property		1,212,883

REITs-Health Care - 9.5%
Welltower, Inc.	2,700	220,806
Ventas, Inc.	3,050	176,107
Healthpeak Properties, Inc.	4,676	161,182
Medical Properties Trust, Inc.	5,988	126,407
Omega Healthcare Investors, Inc.	2,721	115,234
Healthcare Trust of America, Inc. — Class A	3,131	94,807
Healthcare Realty Trust, Inc.	2,398	80,021
Sabra Health Care REIT, Inc.	3,666	78,232
Physicians Realty Trust	3,761	71,233
CareTrust REIT, Inc.	2,557	52,751
Total REITs-Health Care		1,176,780

REITs-Warehouse/Industries - 8.5%
Prologis, Inc.	3,213	286,407
Liberty Property Trust	1,952	117,218
CyrusOne, Inc.	1,578	103,249
Americold Realty Trust	2,820	98,869
First Industrial Realty Trust, Inc.	2,107	87,462
EastGroup Properties, Inc.	658	87,297
Rexford Industrial Realty, Inc.	1,875	85,631
STAG Industrial, Inc.	2,482	78,357
QTS Realty Trust, Inc. — Class A	1,247	67,675
Innovative Industrial Properties, Inc.	480	36,418
Total REITs-Warehouse/Industries		1,048,583

REITs-Hotels - 6.9%
Host Hotels & Resorts, Inc.	7,389	137,066
MGM Growth Properties LLC — Class A	3,836	118,801
Park Hotels & Resorts, Inc.	3,621	93,675
Ryman Hospitality Properties, Inc.	955	82,760
Service Properties Trust	3,134	76,250
Apple Hospitality REIT, Inc.	4,445	72,231
Pebblebrook Hotel Trust	2,593	69,518
Sunstone Hotel Investors, Inc.	4,751	66,134
RLJ Lodging Trust	3,671	65,050
DiamondRock Hospitality Co.	4,992	55,311
Total REITs-Hotels		836,796

REITs-Shopping Centers - 5.7%
Regency Centers Corp.	1,955	123,341
Federal Realty Investment Trust	923	118,818
Kimco Realty Corp.	5,426	112,372
Brixmor Property Group, Inc.	4,445	96,056
Weingarten Realty Investors	2,440	76,226
Retail Properties of America, Inc. — Class A	4,753	63,690
Urban Edge Properties	3,028	58,077
Retail Opportunity Investments Corp.	3,093	54,622
Total REITs-Shopping Centers		703,202

REITs-Storage - 5.4%
Public Storage	1,087	231,487
Extra Space Storage, Inc.	1,334	140,897
Iron Mountain, Inc.	3,579	114,063
CubeSmart	2,961	93,212
Life Storage, Inc.	795	86,083
Total REITs-Storage		665,742

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
REAL ESTATE FUND

	Shares	Value
REITs-Mortgage - 4.8%
Annaly Capital Management, Inc.	14,635	$137,862
AGNC Investment Corp.	6,604	116,759
Starwood Property Trust, Inc.	4,002	99,490
Blackstone Mortgage Trust, Inc. — Class A	2,261	84,154
Two Harbors Investment Corp.	5,106	74,650
Chimera Investment Corp.	3,551	73,009
Total REITs-Mortgage		585,924

REITs-Single Tenant - 4.5%
Realty Income Corp.	2,531	186,358
National Retail Properties, Inc.	2,165	116,087
STORE Capital Corp.	3,013	112,204
Spirit Realty Capital, Inc.	1,707	83,950
Essential Properties Realty Trust, Inc.	2,180	54,086
Total REITs-Single Tenant		552,685

REITs-Regional Malls - 3.4%
Simon Property Group, Inc.	1,730	257,701
Macerich Co.[1]	2,685	72,280
Tanger Factory Outlet Centers, Inc.[1]	2,997	44,146
Brookfield Property REIT, Inc. — Class A	2,254	41,575
Total REITs-Regional Malls		415,702

REITs-Manufactured Homes - 2.3%
Sun Communities, Inc.	951	142,745
Equity LifeStyle Properties, Inc.	1,951	137,331
Total REITs-Manufactured Homes		280,076

Total REITs		11,617,032

Real Estate - 3.8%
Real Estate Management/Services - 3.1%
CBRE Group, Inc. — Class A*	2,830	173,451
Jones Lang LaSalle, Inc.	659	114,725
Redfin Corp.*,1	2,491	52,660
Realogy Holdings Corp.[1]	4,103	39,717
Total Real Estate Management/Services		380,553

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	704	89,267
Total Real Estate		469,820

Total Common Stocks
(Cost $6,292,003)		12,086,852

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$45,793	45,793
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	14,765	14,765
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	14,766	14,766
Total Repurchase Agreements
(Cost $75,324)		75,324

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	120,799	120,799
Total Securities Lending Collateral
(Cost $120,799)		120,799

Total Investments - 100.3%
(Cost $6,488,126)		$12,282,975
Other Assets & Liabilities, net - (0.3)%		(34,033)
Total Net Assets - 100.0%		$12,248,942

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,086,852	$—	$—	$12,086,852
Repurchase Agreements	—	75,324	—	75,324
Securities Lending Collateral	120,799	—	—	120,799
Total Assets	$12,207,651	$75,324	$—	$12,282,975

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $119,412 of securities loaned (cost $6,412,802)	$12,207,651
Repurchase agreements, at value (cost $75,324)	75,324
Receivables:
Securities sold	131,043
Dividends	79,070
Fund shares sold	46,597
Securities lending income	52
Interest	3
Total assets	12,539,740

Liabilities:
Payable for:
Return of securities lending collateral	120,799
Fund shares redeemed	118,403
Management fees	9,557
Transfer agent and administrative fees	2,811
Investor service fees	2,811
Portfolio accounting fees	1,124
Trustees’ fees*	242
Miscellaneous	35,051
Total liabilities	290,798
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,248,942

Net assets consist of:
Paid in capital	$8,235,524
Total distributable earnings (loss)	4,013,418
Net assets	$12,248,942
Capital shares outstanding	281,855
Net asset value per share	$43.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$492,728
Interest	1,719
Income from securities lending, net	570
Total investment income	495,017

Expenses:
Management fees	122,240
Investor service fees	35,953
Transfer agent and administrative fees	35,953
Professional fees	26,093
Portfolio accounting fees	14,381
Trustees’ fees*	3,270
Custodian fees	2,541
Line of credit fees	159
Miscellaneous	20,794
Total expenses	261,384
Net investment income	233,633

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	364,242
Net realized gain	364,242
Net change in unrealized appreciation (depreciation) on:
Investments	2,250,263
Net change in unrealized appreciation (depreciation)	2,250,263
Net realized and unrealized gain	2,614,505
Net increase in net assets resulting from operations	$2,848,138

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$233,633	$209,706
Net realized gain (loss) on investments	364,242	(78,459)
Net change in unrealized appreciation (depreciation) on investments	2,250,263	(1,301,738)
Net increase (decrease) in net assets resulting from operations	2,848,138	(1,170,491)

Distributions to shareholders	(392,655)	(127,066)

Capital share transactions:
Proceeds from sale of shares	36,309,780	44,849,856
Distributions reinvested	392,655	127,066
Cost of shares redeemed	(39,616,537)	(41,232,363)
Net increase (decrease) from capital share transactions	(2,914,102)	3,744,559
Net increase (decrease) in net assets	(458,619)	2,447,002

Net assets:
Beginning of year	12,707,561	10,260,559
End of year	$12,248,942	$12,707,561

Capital share activity:
Shares sold	875,959	1,183,879
Shares issued from reinvestment of distributions	9,631	3,246
Shares redeemed	(956,810)	(1,095,657)
Net increase (decrease) in shares	(71,220)	91,468

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$35.99	$39.22	$37.72	$34.50	$36.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.64	.36	.63	.53
Net gain (loss) on investments (realized and unrealized)	8.03	(3.48)	2.11	2.88	(1.44)
Total from investment operations	8.71	(2.84)	2.47	3.51	(.91)
Less distributions from:
Net investment income	(.83)	(.39)	(.97)	(.29)	(1.00)
Net realized gains	(.41)	—	—	—	—
Total distributions	(1.24)	(.39)	(.97)	(.29)	(1.00)
Net asset value, end of period	$43.46	$35.99	$39.22	$37.72	$34.50

Total Return[b]	24.43%	(7.33%)	6.65%	10.15%	(2.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,249	$12,708	$10,261	$11,509	$16,324
Ratios to average net assets:
Net investment income (loss)	1.62%	1.67%	0.93%	1.73%	1.46%
Total expenses	1.82%	1.73%	1.70%	1.65%	1.60%
Portfolio turnover rate	225%	313%	331%	279%	259%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2019, Retailing Fund returned 24.49%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 27.94%.

The internet & direct marketing retail industry contributed the most to the Fund’s return for the period, followed by the automotive retail industry and the hypermarkets & super centers industry. The department stores industry, drug retail industry, and health care services industry detracted the most from return.

Fund performance for the year benefited most from Amazon.com, Inc., Alibaba Group Holding Ltd. ADR, and Target Corp. Qurate Retail, Inc. — Class A, Macy’s, Inc., and Grubhub, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.1%
Walmart, Inc.	6.3%
Home Depot, Inc.	5.3%
Alibaba Group Holding Ltd. ADR	4.5%
Costco Wholesale Corp.	4.0%
Booking Holdings, Inc.	3.3%
Lowe’s Companies, Inc.	3.3%
TJX Companies, Inc.	3.0%
Target Corp.	2.8%
Walgreens Boots Alliance, Inc.	2.5%
Top Ten Total	45.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Retailing Fund	24.49%	6.11%	11.81%
S&P 500 Consumer Discretionary Index	27.94%	13.12%	17.18%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

102 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 98.9%

Retail - 63.2%
Walmart, Inc.	1,927	$229,005
Home Depot, Inc.	873	190,646
Costco Wholesale Corp.	488	143,433
Lowe’s Companies, Inc.	993	118,922
TJX Companies, Inc.	1,776	108,443
Target Corp.	779	99,876
Walgreens Boots Alliance, Inc.	1,557	91,801
Ross Stores, Inc.	699	81,378
Dollar General Corp.	505	78,770
Carvana Co.*	799	73,548
O’Reilly Automotive, Inc.*	164	71,875
AutoZone, Inc.*	56	66,713
Best Buy Company, Inc.	675	59,265
Dollar Tree, Inc.*	628	59,063
Tiffany & Co.	368	49,183
Burlington Stores, Inc.*	215	49,026
Genuine Parts Co.	460	48,866
Ulta Beauty, Inc.*	190	48,097
CarMax, Inc.*	514	45,062
Advance Auto Parts, Inc.	267	42,763
Tractor Supply Co.	456	42,609
Kohl’s Corp.	705	35,920
Five Below, Inc.*	265	33,883
Gap, Inc.	1,813	32,054
Nordstrom, Inc.	776	31,762
Williams-Sonoma, Inc.	410	30,110
Macy’s, Inc.	1,762	29,954
Floor & Decor Holdings, Inc. — Class A*	564	28,657
L Brands, Inc.	1,540	27,905
Dick’s Sporting Goods, Inc.	544	26,922
Foot Locker, Inc.	648	25,265
Ollie’s Bargain Outlet Holdings, Inc.*	381	24,883
RH*	116	24,766
BJ’s Wholesale Club Holdings, Inc.*	980	22,285
Urban Outfitters, Inc.*	755	20,966
National Vision Holdings, Inc.*	615	19,944
American Eagle Outfitters, Inc.	1,339	19,683
Bed Bath & Beyond, Inc.	1,098	18,995
Signet Jewelers Ltd.	635	13,805
Abercrombie & Fitch Co. — Class A	767	13,261
Children’s Place, Inc.[1]	194	12,129
Total Retail		2,291,493
Internet - 31.7%
Amazon.com, Inc.*	199	367,720
Alibaba Group Holding Ltd. ADR*	773	163,953
Booking Holdings, Inc.*	58	119,116
eBay, Inc.	1,874	67,670
JD.com, Inc. ADR*	1,892	66,655
Expedia Group, Inc.	463	50,069
MercadoLibre, Inc.*	84	48,043
Trip.com Group Ltd. ADR*	1,365	45,782
Pinduoduo, Inc. ADR*	1,190	45,006
Chewy, Inc. — Class A*,1	1,473	42,717
Wayfair, Inc. — Class A*,1	416	37,594
Baozun, Inc. ADR*,1	937	31,034
Etsy, Inc.*	643	28,485
Stitch Fix, Inc. — Class A*,1	756	19,399
Stamps.com, Inc.*	175	14,616
Total Internet		1,147,859

Distribution & Wholesale - 2.1%
LKQ Corp.*	1,167	41,662
Pool Corp.	172	36,529
Total Distribution & Wholesale		78,191

Commercial Services - 1.2%
Aaron’s, Inc.	426	24,329
Monro, Inc.	258	20,176
Total Commercial Services		44,505

Food Service - 0.7%
Grubhub, Inc.*	536	26,071

Total Common Stocks
(Cost $2,123,899)		3,588,119

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.3%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$28,553	28,553
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	9,207	9,207
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	9,207	9,207
Total Repurchase Agreements
(Cost $46,967)		46,967

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
RETAILING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	70,870	$70,870
Total Securities Lending Collateral
(Cost $70,870)		70,870

Total Investments - 102.2%
(Cost $2,241,736)		$3,705,956
Other Assets & Liabilities, net - (2.2)%		(80,764)
Total Net Assets - 100.0%		$3,625,192

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,588,119	$—	$—	$3,588,119
Repurchase Agreements	—	46,967	—	46,967
Securities Lending Collateral	70,870	—	—	70,870
Total Assets	$3,658,989	$46,967	$—	$3,705,956

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value including $69,836 of securities loaned (cost $2,194,769)	$3,658,989
Repurchase agreements, at value (cost $46,967)	46,967
Receivables:
Fund shares sold	3,467
Dividends	3,104
Securities lending income	317
Interest	2
Total assets	3,712,846

Liabilities:
Payable for:
Return of securities lending collateral	70,870
Management fees	2,492
Transfer agent and administrative fees	733
Investor service fees	733
Portfolio accounting fees	293
Fund shares redeemed	218
Trustees’ fees*	84
Miscellaneous	12,231
Total liabilities	87,654
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,625,192

Net assets consist of:
Paid in capital	$2,840,382
Total distributable earnings (loss)	784,810
Net assets	$3,625,192
Capital shares outstanding	40,475
Net asset value per share	$89.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $130)	$61,181
Interest	778
Income from securities lending, net	4,475
Total investment income	66,434

Expenses:
Management fees	43,879
Investor service fees	12,906
Transfer agent and administrative fees	12,906
Professional fees	8,749
Portfolio accounting fees	5,162
Trustees’ fees*	1,681
Custodian fees	1,123
Line of credit fees	75
Miscellaneous	7,862
Total expenses	94,343
Net investment loss	(27,909)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	739,136
Net realized gain	739,136
Net change in unrealized appreciation (depreciation) on:
Investments	364,817
Net change in unrealized appreciation (depreciation)	364,817
Net realized and unrealized gain	1,103,953
Net increase in net assets resulting from operations	$1,076,044

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(27,909)	$(36,385)
Net realized gain (loss) on investments	739,136	(198,522)
Net change in unrealized appreciation (depreciation) on investments	364,817	(160,691)
Net increase (decrease) in net assets resulting from operations	1,076,044	(395,598)

Distributions to shareholders	—	(1,360)

Capital share transactions:
Proceeds from sale of shares	8,919,934	25,331,798
Distributions reinvested	—	1,360
Cost of shares redeemed	(13,159,008)	(25,996,766)
Net decrease from capital share transactions	(4,239,074)	(663,608)
Net decrease in net assets	(3,163,030)	(1,060,566)

Net assets:
Beginning of year	6,788,222	7,848,788
End of year	$3,625,192	$6,788,222

Capital share activity:
Shares sold	105,149	313,528
Shares issued from reinvestment of distributions	—	16
Shares redeemed	(159,017)	(324,743)
Net decrease in shares	(53,868)	(11,199)

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$71.95	$74.37	$65.91	$69.96	$77.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.30)	.02	(.05)	(.16)
Net gain (loss) on investments (realized and unrealized)	18.07	(2.11)	8.44	(2.93)	(.20)
Total from investment operations	17.62	(2.41)	8.46	(2.98)	(.36)
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	—	—	—	(1.07)	(7.36)
Total distributions	—	(.01)	—	(1.07)	(7.36)
Net asset value, end of period	$89.57	$71.95	$74.37	$65.91	$69.96

Total Return[b]	24.49%	(3.23%)	12.82%	0.30%	(1.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,625	$6,788	$7,849	$5,278	$8,328
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.37%)	0.03%	(0.25%)	(0.19%)
Total expenses	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	173%	260%	447%	668%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2019, Technology Fund returned 39.75%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Information Technology Index returned 50.29%.

The semiconductors industry contributed the most to the Fund’s performance for the period, followed by the data processing & outsourced services industry and the application software industry. No industry detracted from performance for the period.

Top-contributing holdings were Apple, Inc., Microsoft Corp., and Facebook, Inc. — Class A. Baidu, Inc. ADR Class A, TripAdvisor, Inc., and DXC Technology Co. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.8%
Microsoft Corp.	4.5%
Alphabet, Inc. — Class A	3.9%
Facebook, Inc. — Class A	3.1%
Visa, Inc. — Class A	2.5%
Mastercard, Inc. — Class A	2.2%
Intel Corp.	2.1%
Cisco Systems, Inc.	1.8%
Oracle Corp.	1.7%
Adobe, Inc.	1.6%
Top Ten Total	28.2%

“Ten Largest Holdings” excludes any temporary cash investments.

108 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Technology Fund	39.75%	15.44%	13.30%
S&P 500 Information Technology Index	50.29%	20.20%	17.50%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2019
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Software - 28.8%
Microsoft Corp.	6,404	$1,009,911
Oracle Corp.	7,142	378,383
Adobe, Inc.*	1,111	366,419
salesforce.com, Inc.*	2,129	346,261
Fidelity National Information Services, Inc.	1,936	269,278
Fiserv, Inc.*	2,213	255,889
Intuit, Inc.	911	238,618
VMware, Inc. — Class A*	1,528	231,935
ServiceNow, Inc.*	754	212,869
Activision Blizzard, Inc.	3,308	196,561
Autodesk, Inc.*	1,004	184,194
Workday, Inc. — Class A*	1,095	180,073
Electronic Arts, Inc.*	1,514	162,770
Paychex, Inc.	1,885	160,338
Splunk, Inc.*	929	139,136
ANSYS, Inc.*	526	135,398
NetEase, Inc. ADR	435	133,388
Synopsys, Inc.*	949	132,101
Atlassian Corporation plc — Class A*	1,067	128,403
Cadence Design Systems, Inc.*	1,847	128,108
Zoom Video Communications, Inc. — Class A*	1,843	125,398
SS&C Technologies Holdings, Inc.	1,871	114,880
Paycom Software, Inc.*	432	114,376
Akamai Technologies, Inc.*	1,273	109,962
Citrix Systems, Inc.	989	109,680
Take-Two Interactive Software, Inc.*	889	108,840
DocuSign, Inc.*	1,439	106,644
Twilio, Inc. — Class A*	1,069	105,061
Jack Henry & Associates, Inc.	665	96,871
Coupa Software, Inc.*	601	87,896
PTC, Inc.*	1,142	85,524
MongoDB, Inc.*	601	79,098
Dropbox, Inc. — Class A*	4,277	76,601
Alteryx, Inc. — Class A*	741	74,152
Nutanix, Inc. — Class A*	2,271	70,992
Total Software		6,456,008

Semiconductors - 20.4%
Intel Corp.	7,905	473,114
NVIDIA Corp.	1,463	344,244
Broadcom, Inc.	1,022	322,972
Texas Instruments, Inc.	2,499	320,597
QUALCOMM, Inc.	3,291	290,365
Micron Technology, Inc.*	4,084	219,638
Applied Materials, Inc.	3,561	217,363
Advanced Micro Devices, Inc.*	4,656	213,524
Analog Devices, Inc.	1,608	191,095
Lam Research Corp.	641	187,428
NXP Semiconductor N.V.	1,395	177,528
KLA Corp.	871	155,186
Microchip Technology, Inc.[1]	1,401	146,713
Xilinx, Inc.	1,490	145,677
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,472	143,623
Skyworks Solutions, Inc.	1,095	132,364
ASML Holding N.V. — Class G	417	123,407
Marvell Technology Group Ltd.	4,621	122,734
Maxim Integrated Products, Inc.	1,918	117,976
Qorvo, Inc.*	907	105,421
Teradyne, Inc.	1,435	97,853
ON Semiconductor Corp.*	3,805	92,766
Cypress Semiconductor Corp.	3,650	85,155
IPG Photonics Corp.*	557	80,720
Cree, Inc.*	1,370	63,225
Total Semiconductors		4,570,688

Internet - 16.8%
Alphabet, Inc. — Class A*	654	875,961
Facebook, Inc. — Class A*	3,388	695,387
Baidu, Inc. ADR*	1,310	165,584
Shopify, Inc. — Class A*	377	149,888
Twitter, Inc.*	4,499	144,193
Snap, Inc. — Class A*	8,643	141,140
VeriSign, Inc.*	723	139,308
Palo Alto Networks, Inc.*	601	138,981
Match Group, Inc.*,1	1,679	137,863
IAC/InterActiveCorp*	528	131,530
CDW Corp.	918	131,127
NortonLifeLock, Inc.	4,492	114,636
Weibo Corp. ADR*,1	2,443	113,233
Okta, Inc.*	938	108,217
Momo, Inc. ADR	3,155	105,693
Pinterest, Inc. — Class A*	4,896	91,261
Zillow Group, Inc. — Class C*,1	1,956	89,859
Zendesk, Inc.*	1,115	85,442
F5 Networks, Inc.*	590	82,394
Proofpoint, Inc.*	630	72,311
TripAdvisor, Inc.	1,956	59,423
Total Internet		3,773,431

Computers - 14.1%
Apple, Inc.	3,659	1,074,465
International Business Machines Corp.	2,355	315,664
Accenture plc — Class A	1,064	224,047
Dell Technologies, Inc. — Class C*	3,519	180,841
Cognizant Technology Solutions Corp. — Class A	2,707	167,888
HP, Inc.	7,781	159,900
Hewlett Packard Enterprise Co.	8,373	132,796
Western Digital Corp.	2,040	129,479
Fortinet, Inc.*	1,140	121,706
Check Point Software Technologies Ltd.*	1,051	116,619
Seagate Technology plc	1,953	116,204
NetApp, Inc.	1,743	108,502
Crowdstrike Holdings, Inc. — Class A*	1,885	94,005
DXC Technology Co.	2,388	89,765
Lumentum Holdings, Inc.*	898	71,211
Zscaler, Inc.*	1,490	69,285
Total Computers		3,172,377

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
TECHNOLOGY FUND

	Shares	Value
Commercial Services - 5.2%
PayPal Holdings, Inc.*	3,002	$324,726
Automatic Data Processing, Inc.	1,466	249,953
Global Payments, Inc.	1,169	213,413
Square, Inc. — Class A*	2,381	148,955
FleetCor Technologies, Inc.*	510	146,737
Euronet Worldwide, Inc.*	532	83,822
Total Commercial Services		1,167,606

Diversified Financial Services - 5.2%
Visa, Inc. — Class A	2,971	558,251
Mastercard, Inc. — Class A	1,683	502,527
Western Union Co.	3,590	96,140
Total Diversified Financial Services		1,156,918

Telecommunications - 4.0%
Cisco Systems, Inc.	8,537	409,434
Motorola Solutions, Inc.	942	151,794
Corning, Inc.	4,687	136,439
Arista Networks, Inc.*	557	113,294
Juniper Networks, Inc.	3,386	83,397
Total Telecommunications		894,358

Electronics - 2.6%
Amphenol Corp. — Class A	1,523	164,834
Keysight Technologies, Inc.*	1,237	126,953
TE Connectivity Ltd.	1,215	116,446
Trimble, Inc.*	2,237	93,261
FLIR Systems, Inc.	1,468	76,439
Total Electronics		577,933

Energy-Alternate Sources - 1.0%
SolarEdge Technologies, Inc.*	1,177	111,921
First Solar, Inc.*	1,242	69,503
Enphase Energy, Inc.*,1	1,987	51,920
Total Energy-Alternate Sources		233,344

Office & Business Equipment - 0.5%
Zebra Technologies Corp. — Class A*	426	108,817

Advertising - 0.4%
Trade Desk, Inc. — Class A*	375	97,417

Electrical Components & Equipment - 0.4%
Universal Display Corp.	443	91,289

Total Common Stocks
(Cost $9,819,438)		22,300,186

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$95,463	95,463
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	30,781	30,781
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	30,782	30,782
Total Repurchase Agreements
(Cost $157,026)		157,026

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	388,440	388,440
Total Securities Lending Collateral
(Cost $388,440)		388,440

Total Investments - 101.8%
(Cost $10,364,904)		$22,845,652
Other Assets & Liabilities, net - (1.8)%		(406,859)
Total Net Assets - 100.0%		$22,438,793

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,300,186	$—	$—	$22,300,186
Repurchase Agreements	—	157,026	—	157,026
Securities Lending Collateral	388,440	—	—	388,440
Total Assets	$22,688,626	$157,026	$—	$22,845,652

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $379,909 of securities loaned (cost $10,207,878)	$22,688,626
Repurchase agreements, at value (cost $157,026)	157,026
Receivables:
Fund shares sold	52,581
Dividends	9,747
Foreign tax reclaims	496
Securities lending income	181
Interest	6
Total assets	22,908,663

Liabilities:
Payable for:
Return of securities lending collateral	388,440
Management fees	15,697
Transfer agent and administrative fees	4,617
Investor service fees	4,617
Portfolio accounting fees	1,847
Fund shares redeemed	1,584
Trustees’ fees*	364
Miscellaneous	52,704
Total liabilities	469,870
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,438,793

Net assets consist of:
Paid in capital	$10,815,783
Total distributable earnings (loss)	11,623,010
Net assets	$22,438,793
Capital shares outstanding	178,255
Net asset value per share	$125.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $609)	$221,290
Interest	3,160
Income from securities lending, net	632
Total investment income	225,082

Expenses:
Management fees	186,024
Investor service fees	54,713
Transfer agent and administrative fees	54,713
Professional fees	41,110
Portfolio accounting fees	21,885
Trustees’ fees*	5,360
Custodian fees	4,278
Line of credit fees	18
Miscellaneous	29,887
Total expenses	397,988
Net investment loss	(172,906)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,446,636
Net realized gain	1,446,636
Net change in unrealized appreciation (depreciation) on:
Investments	5,145,477
Net change in unrealized appreciation (depreciation)	5,145,477
Net realized and unrealized gain	6,592,113
Net increase in net assets resulting from operations	$6,419,207

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(172,906)	$(146,979)
Net realized gain on investments	1,446,636	1,605,280
Net change in unrealized appreciation (depreciation) on investments	5,145,477	(1,731,288)
Net increase (decrease) in net assets resulting from operations	6,419,207	(272,987)

Distributions to shareholders	(782,667)	(660,584)

Capital share transactions:
Proceeds from sale of shares	42,992,140	41,595,282
Distributions reinvested	782,667	660,584
Cost of shares redeemed	(43,033,120)	(48,201,267)
Net increase (decrease) from capital share transactions	741,687	(5,945,401)
Net increase (decrease) in net assets	6,378,227	(6,878,972)

Net assets:
Beginning of year	16,060,566	22,939,538
End of year	$22,438,793	$16,060,566

Capital share activity:
Shares sold	379,634	392,507
Shares issued from reinvestment of distributions	6,598	6,013
Shares redeemed	(380,533)	(463,173)
Net increase (decrease) in shares	5,699	(64,653)

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$93.07	$96.71	$74.88	$71.70	$71.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.63)	(.56)	(.21)	(.32)
Net gain (loss) on investments (realized and unrealized)	37.66	(.43)	24.71	7.78	1.13
Total from investment operations	36.76	(1.06)	24.15	7.57	.81
Less distributions from:
Net realized gains	(3.95)	(2.58)	(2.32)	(4.39)	(.39)
Total distributions	(3.95)	(2.58)	(2.32)	(4.39)	(.39)
Net asset value, end of period	$125.88	$93.07	$96.71	$74.88	$71.70

Total Return[b]	39.75%	(1.49%)	32.63%	11.07%	1.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,439	$16,061	$22,940	$18,156	$19,042
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.60%)	(0.64%)	(0.29%)	(0.45%)
Total expenses	1.82%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	188%	178%	200%	321%	142%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2019, Telecommunications Fund returned 13.21%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 32.69%.

The industries contributing the most were the communications equipment industry, the integrated telecommunication services industry, and the wireless telecommunication services industry. The electronic equipment & instruments industry was the largest detractor from return, followed by the electronic components industry.

AT&T, Inc., Ubiquiti, Inc., and Verizon Communications, Inc. were the strongest performers for the year. Intelstat SA, Vonage Holdings Corp., and Casa Systems, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	13.1%
Verizon Communications, Inc.	12.5%
Cisco Systems, Inc.	11.0%
T-Mobile US, Inc.	6.4%
Motorola Solutions, Inc.	4.1%
Sprint Corp.	3.6%
Arista Networks, Inc.	3.0%
CenturyLink, Inc.	2.9%
Ubiquiti, Inc.	2.7%
Juniper Networks, Inc.	2.2%
Top Ten Total	61.5%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Telecommunications Fund	13.21%	4.44%	4.41%
S&P 500 Telecommunication Services Index	32.69%	7.91%	9.65%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	December 31, 2019
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Telecommunications - 91.6%
AT&T, Inc.	10,934	$427,301
Verizon Communications, Inc.	6,603	405,424
Cisco Systems, Inc.	7,434	356,535
T-Mobile US, Inc.*	2,647	207,578
Motorola Solutions, Inc.	821	132,296
Sprint Corp.*	22,211	115,719
Arista Networks, Inc.*	485	98,649
CenturyLink, Inc.	7,212	95,271
Ubiquiti, Inc.	464	87,687
Juniper Networks, Inc.	2,949	72,634
Zayo Group Holdings, Inc.*	2,091	72,453
GCI Liberty, Inc. — Class A*	982	69,575
Ciena Corp.*	1,531	65,358
ViaSat, Inc.*	736	53,872
EchoStar Corp. — Class A*	1,205	52,189
Vodafone Group plc ADR	2,463	47,610
Viavi Solutions, Inc.*	3,035	45,525
Iridium Communications, Inc.*	1,838	45,288
America Movil SAB de CV — Class L ADR	2,798	44,768
China Mobile Ltd. ADR	1,041	44,003
Telephone & Data Systems, Inc.	1,704	43,333
Acacia Communications, Inc.*	625	42,381
CommScope Holding Company, Inc.*	2,965	42,073
BCE, Inc.	903	41,854
Telefonica Brasil S.A. ADR	2,789	39,938
Rogers Communications, Inc. — Class B	769	38,196
TELUS Corp.	986	38,188
Shenandoah Telecommunications Co.	899	37,407
Vonage Holdings Corp.*	4,511	33,427
InterDigital, Inc.	600	32,694
Plantronics, Inc.	960	26,246
NETGEAR, Inc.*	889	21,789
Total Telecommunications		2,977,261

Internet - 4.1%
F5 Networks, Inc.*	514	71,780
Cogent Communications Holdings, Inc.	677	44,553
Boingo Wireless, Inc.*	1,584	17,345
Total Internet		133,678

Computers - 2.9%
Lumentum Holdings, Inc.*	781	61,934
NetScout Systems, Inc.*	1,387	33,385
Total Computers		95,319

Software - 1.0%
Bandwidth, Inc. — Class A*	486	31,128

Total Common Stocks
(Cost $2,356,984)		3,237,386

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$12,733	12,733
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	4,106	4,106
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	4,106	4,106
Total Repurchase Agreements
(Cost $20,945)		20,945

Total Investments - 100.3%
(Cost $2,377,929)		$3,258,331
Other Assets & Liabilities, net - (0.3)%		(8,287)
Total Net Assets - 100.0%		$3,250,044

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,237,386	$—	$—	$3,237,386
Repurchase Agreements	—	20,945	—	20,945
Total Assets	$3,237,386	$20,945	$—	$3,258,331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $2,356,984)	$3,237,386
Repurchase agreements, at value (cost $20,945)	20,945
Receivables:
Dividends	3,755
Fund shares sold	1,234
Securities lending income	21
Total assets	3,263,341

Liabilities:
Payable for:
Professional fees	4,656
Management fees	2,239
Fund shares redeemed	1,625
Printing fees	1,496
Transfer agent and administrative fees	658
Investor service fees	658
Portfolio accounting fees	264
Trustees’ fees*	54
Miscellaneous	1,647
Total liabilities	13,297
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,250,044

Net assets consist of:
Paid in capital	$3,036,912
Total distributable earnings (loss)	213,132
Net assets	$3,250,044
Capital shares outstanding	53,413
Net asset value per share	$60.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $894)	$78,125
Interest	422
Income from securities lending, net	142
Total investment income	78,689

Expenses:
Management fees	27,243
Investor service fees	8,013
Transfer agent and administrative fees	8,013
Professional fees	6,059
Portfolio accounting fees	3,205
Trustees’ fees*	777
Custodian fees	766
Line of credit fees	9
Miscellaneous	4,390
Total expenses	58,475
Net investment income	20,214

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(59,780)
Net realized loss	(59,780)
Net change in unrealized appreciation (depreciation) on:
Investments	402,401
Net change in unrealized appreciation (depreciation)	402,401
Net realized and unrealized gain	342,621
Net increase in net assets resulting from operations	$362,835

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,214	$28,775
Net realized loss on investments	(59,780)	(74,284)
Net change in unrealized appreciation (depreciation) on investments	402,401	(300,467)
Net increase (decrease) in net assets resulting from operations	362,835	(345,976)

Distributions to shareholders	—	(73,940)

Capital share transactions:
Proceeds from sale of shares	8,496,767	11,508,223
Distributions reinvested	—	73,940
Cost of shares redeemed	(8,839,102)	(11,446,388)
Net increase (decrease) from capital share transactions	(342,335)	135,775
Net increase (decrease) in net assets	20,500	(284,141)

Net assets:
Beginning of year	3,229,544	3,513,685
End of year	$3,250,044	$3,229,544

Capital share activity:
Shares sold	143,164	193,484
Shares issued from reinvestment of distributions	—	1,260
Shares redeemed	(149,841)	(194,735)
Net increase (decrease) in shares	(6,677)	9

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$53.75	$58.48	$57.03	$48.71	$53.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.57	.37	.45	.42
Net gain (loss) on investments (realized and unrealized)	6.73	(3.51)	2.86	8.03	(3.94)
Total from investment operations	7.10	(2.94)	3.23	8.48	(3.52)
Less distributions from:
Net investment income	—	(.47)	(.77)	(.16)	(.89)
Net realized gains	—	(1.32)	(1.01)	—	—
Total distributions	—	(1.79)	(1.78)	(.16)	(.89)
Net asset value, end of period	$60.85	$53.75	$58.48	$57.03	$48.71

Total Return[b]	13.21%	(5.29%)	5.85%	17.40%	(6.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,250	$3,230	$3,514	$5,384	$2,329
Ratios to average net assets:
Net investment income (loss)	0.63%	0.97%	0.65%	0.86%	0.80%
Total expenses	1.82%	1.73%	1.70%	1.66%	1.60%
Portfolio turnover rate	263%	365%	372%	410%	232%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2019, Transportation Fund returned 22.24%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Industrials Index returned 29.37%.

The railroads industry was the largest contributor to the Fund’s return for the period, followed by the automobile manufacturers industry and the auto parts & equipment industry. The tires & rubber industry was the only detractor from return.

Union Pacific Corp., Tesla, Inc., and United Parcel Services, Inc. — Class B were the biggest contributors to performance for the year. Tenneco, Inc. — Class A, Spirit Airlines, Inc., and Goodyear Tire & Rubber Co. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.9%
United Parcel Service, Inc. — Class B	5.2%
Tesla, Inc.	4.6%
CSX Corp.	3.9%
General Motors Co.	3.8%
Norfolk Southern Corp.	3.7%
Uber Technologies, Inc.	3.7%
FedEx Corp.	3.3%
Delta Air Lines, Inc.	3.2%
Ford Motor Co.	3.2%
Top Ten Total	40.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Transportation Fund	22.24%	3.41%	10.99%
S&P 500 Industrials Index	29.37%	9.48%	13.45%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Transportation - 43.5%
Union Pacific Corp.	1,547	$279,682
United Parcel Service, Inc. — Class B	2,094	245,124
CSX Corp.	2,569	185,893
Norfolk Southern Corp.	911	176,852
FedEx Corp.	1,040	157,258
Old Dominion Freight Line, Inc.	511	96,978
Kansas City Southern	630	96,491
Expeditors International of Washington, Inc.	1,166	90,971
J.B. Hunt Transport Services, Inc.	750	87,585
CH Robinson Worldwide, Inc.	1,043	81,563
XPO Logistics, Inc.*	856	68,223
Knight-Swift Transportation Holdings, Inc.	1,715	61,466
Canadian Pacific Railway Ltd.	229	58,384
Kirby Corp.*	634	56,762
Canadian National Railway Co.	610	55,174
Landstar System, Inc.	464	52,836
ZTO Express Cayman, Inc. ADR	2,150	50,202
Ryder System, Inc.	784	42,579
Werner Enterprises, Inc.	1,082	39,374
Saia, Inc.*	420	39,110
Hub Group, Inc. — Class A*	637	32,672
Total Transportation		2,055,179

Airlines - 18.0%
Delta Air Lines, Inc.	2,569	150,235
Southwest Airlines Co.	2,424	130,848
United Airlines Holdings, Inc.*	1,312	115,574
American Airlines Group, Inc.	3,028	86,843
Alaska Air Group, Inc.	1,040	70,460
JetBlue Airways Corp.*	3,043	56,965
SkyWest, Inc.	686	44,336
Ryanair Holdings plc ADR*	505	44,243
Copa Holdings S.A. — Class A	397	42,908
Allegiant Travel Co. — Class A	235	40,899
Spirit Airlines, Inc.*	994	40,068
Hawaiian Holdings, Inc.	969	28,382
Total Airlines		851,761

Auto Manufacturers - 13.4%
Tesla, Inc.*	514	215,022
General Motors Co.	4,837	177,034
Ford Motor Co.	16,134	150,046
Fiat Chrysler Automobiles N.V.	3,059	44,937
Ferrari N.V.	271	44,861
Total Auto Manufacturers		631,900

Auto Parts & Equipment - 11.4%
BorgWarner, Inc.	1,679	72,835
Aptiv plc	743	70,563
Lear Corp.	508	69,698
Goodyear Tire & Rubber Co.	3,051	47,458
Magna International, Inc.	808	44,311
Autoliv, Inc.	523	44,146
Delphi Technologies plc*	3,140	40,286
Dana, Inc.	2,175	39,585
Dorman Products, Inc.*	521	39,450
Visteon Corp.*	434	37,580
Adient plc*	1,596	33,915
Total Auto Parts & Equipment		539,827

Internet - 5.6%
Uber Technologies, Inc.*	5,901	175,495
Lyft, Inc. — Class A*	1,995	85,825
Total Internet		261,320

Commercial Services - 3.0%
AMERCO	179	67,272
Avis Budget Group, Inc.*	1,181	38,075
Hertz Global Holdings, Inc.*	2,334	36,761
Total Commercial Services		142,108

Leisure Time - 2.1%
Harley-Davidson, Inc.	1,596	59,355
Fox Factory Holding Corp.*	589	40,977
Total Leisure Time		100,332

Electronics - 1.4%
Gentex Corp.	2,303	66,741

Home Builders - 1.1%
Thor Industries, Inc.	674	50,072

Total Common Stocks
(Cost $2,361,971)		4,699,240

Total Investments - 99.5%
(Cost $2,361,971)		$4,699,240
Other Assets & Liabilities, net - 0.5%		23,879
Total Net Assets - 100.0%		$4,723,119

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
TRANSPORTATION FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,699,240	$—	$—	$4,699,240

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $2,361,971)	$4,699,240
Cash	74,264
Receivables:
Securities sold	349,900
Dividends	2,057
Foreign tax reclaims	81
Fund shares sold	8
Total assets	5,125,550

Liabilities:
Line of Credit	26,000
Payable for:
Fund shares redeemed	360,093
Management fees	3,472
Transfer agent and administrative fees	1,021
Investor service fees	1,021
Portfolio accounting fees	409
Trustees’ fees*	71
Miscellaneous	10,344
Total liabilities	402,431
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,723,119

Net assets consist of:
Paid in capital	$2,570,644
Total distributable earnings (loss)	2,152,475
Net assets	$4,723,119
Capital shares outstanding	58,550
Net asset value per share	$80.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $584)	$81,355
Interest	631
Income from securities lending, net	128
Total investment income	82,114

Expenses:
Management fees	35,994
Investor service fees	10,586
Transfer agent and administrative fees	10,586
Professional fees	9,055
Portfolio accounting fees	4,235
Trustees’ fees*	1,270
Custodian fees	1,132
Line of credit fees	41
Miscellaneous	4,395
Total expenses	77,294
Net investment income	4,820

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	609,353
Net realized gain	609,353
Net change in unrealized appreciation (depreciation) on:
Investments	55,879
Net change in unrealized appreciation (depreciation)	55,879
Net realized and unrealized gain	665,232
Net increase in net assets resulting from operations	$670,052

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,820	$(13,086)
Net realized gain on investments	609,353	983,030
Net change in unrealized appreciation (depreciation) on investments	55,879	(2,177,203)
Net increase (decrease) in net assets resulting from operations	670,052	(1,207,259)

Distributions to shareholders	(2,551)	(238,586)

Capital share transactions:
Proceeds from sale of shares	11,677,900	17,105,443
Distributions reinvested	2,551	238,586
Cost of shares redeemed	(11,792,273)	(23,469,276)
Net decrease from capital share transactions	(111,822)	(6,125,247)
Net increase (decrease) in net assets	555,679	(7,571,092)

Net assets:
Beginning of year	4,167,440	11,738,532
End of year	$4,723,119	$4,167,440

Capital share activity:
Shares sold	151,678	208,178
Shares issued from reinvestment of distributions	33	3,009
Shares redeemed	(156,293)	(284,315)
Net decrease in shares	(4,582)	(73,128)

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$66.01	$86.15	$70.81	$100.87	$121.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.16)	(.43)	.16	(.08)
Net gain (loss) on investments (realized and unrealized)	14.60	(16.55)	15.99	(20.23)	(16.78)
Total from investment operations	14.69	(16.71)	15.56	(20.07)	(16.86)
Less distributions from:
Net investment income	—	—	(.22)	—	—
Net realized gains	(.03)	(3.43)	—	(9.99)	(4.00)
Total distributions	(.03)	(3.43)	(.22)	(9.99)	(4.00)
Net asset value, end of period	$80.67	$66.01	$86.15	$70.81	$100.87

Total Return[b]	22.24%	(20.05%)	22.02%	15.43%	(14.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,723	$4,167	$11,739	$12,883	$6,810
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.19%)	(0.56%)	0.73%	(0.06%)
Total expenses	1.83%	1.72%	1.70%	1.66%	1.60%
Portfolio turnover rate	277%	237%	308%	174%	99%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2019, Utilities Fund returned 19.01%, compared with a return of 31.49% for the S&P 500 Index. The S&P 500 Utilities Index returned 26.35%.

The electric utilities industry was the largest contributor to return for the period, followed by the multi-utilities industry and the water utilities industry. No industry detracted from return.

NextEra Energy, Inc., Southern Co., and Sempra Energy were the best-performing holdings over the one year period. PG&E Corp., UGI Corp., and Southwest Gas Holdings, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	5.5%
Dominion Energy, Inc.	4.2%
Southern Co.	4.2%
Duke Energy Corp.	4.2%
American Electric Power Company, Inc.	3.5%
Exelon Corp.	3.4%
Sempra Energy	3.2%
Xcel Energy, Inc.	2.9%
Public Service Enterprise Group, Inc.	2.8%
Consolidated Edison, Inc.	2.8%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

130 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Utilities Fund	19.01%	8.12%	10.00%
S&P 500 Utilities Index	26.35%	10.29%	11.80%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	December 31, 2019
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Electric - 82.6%
NextEra Energy, Inc.	3,638	$880,978
Dominion Energy, Inc.	8,093	670,262
Southern Co.	10,479	667,512
Duke Energy Corp.	7,309	666,654
American Electric Power Company, Inc.	5,858	553,640
Exelon Corp.	11,926	543,706
Sempra Energy	3,430	519,576
Xcel Energy, Inc.	7,330	465,382
Public Service Enterprise Group, Inc.	7,549	445,769
Consolidated Edison, Inc.	4,909	444,117
WEC Energy Group, Inc.	4,722	435,510
Edison International	5,681	428,404
Eversource Energy	5,019	426,966
PPL Corp.	11,544	414,199
FirstEnergy Corp.	8,501	413,149
DTE Energy Co.	3,106	403,376
Entergy Corp.	3,307	396,179
Ameren Corp.	4,636	356,045
CMS Energy Corp.	5,452	342,604
Avangrid, Inc.	6,304	322,513
Evergy, Inc.	4,844	315,296
CenterPoint Energy, Inc.	11,075	302,015
Alliant Energy Corp.	5,430	297,130
AES Corp.	14,762	293,764
Vistra Energy Corp.	11,390	261,856
Pinnacle West Capital Corp.	2,856	256,840
NRG Energy, Inc.	6,348	252,333
OGE Energy Corp.	5,441	241,961
PG&E Corp.*	18,120	196,964
IDACORP, Inc.	1,755	187,434
Portland General Electric Co.	3,219	179,588
Black Hills Corp.	2,265	177,893
ALLETE, Inc.	2,033	165,019
PNM Resources, Inc.	3,192	161,866
NorthWestern Corp.	2,133	152,872
Total Electric		13,239,372

Gas - 10.2%
Atmos Energy Corp.	2,645	295,870
NiSource, Inc.	9,399	261,668
UGI Corp.	5,497	248,244
ONE Gas, Inc.	1,905	178,251
New Jersey Resources Corp.	3,752	167,227
Spire, Inc.	1,990	165,787
Southwest Gas Holdings, Inc.	2,150	163,335
National Fuel Gas Co.	3,452	160,656
Total Gas		1,641,038

Water - 4.0%
American Water Works Company, Inc.	3,113	382,432
Aqua America, Inc.	5,528	259,484
Total Water		641,916

Energy-Alternate Sources - 1.8%
TerraForm Power, Inc. — Class A	9,910	152,515
Pattern Energy Group, Inc. — Class A	4,863	130,110
Total Energy-Alternate Sources		282,625

Building Materials - 1.2%
MDU Resources Group, Inc.	6,688	198,701

Total Common Stocks
(Cost $8,002,452)		16,003,652

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.8%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$173,536	173,536
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	55,956	55,956
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	55,956	55,956
Total Repurchase Agreements
(Cost $285,448)		285,448

Total Investments - 101.6%
(Cost $8,287,900)		$16,289,100
Other Assets & Liabilities, net - (1.6)%		(254,171)
Total Net Assets - 100.0%		$16,034,929

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,003,652	$—	$—	$16,003,652
Repurchase Agreements	—	285,448	—	285,448
Total Assets	$16,003,652	$285,448	$—	$16,289,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $8,002,452)	$16,003,652
Repurchase agreements, at value (cost $285,448)	285,448
Receivables:
Dividends	31,487
Fund shares sold	17,256
Foreign tax reclaims	123
Interest	12
Total assets	16,337,978

Liabilities:
Payable for:
Fund shares redeemed	232,539
Management fees	11,661
Transfer agent and administrative fees	3,430
Investor service fees	3,430
Portfolio accounting fees	1,372
Trustees’ fees*	347
Miscellaneous	50,270
Total liabilities	303,049
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,034,929

Net assets consist of:
Paid in capital	$8,992,741
Total distributable earnings (loss)	7,042,188
Net assets	$16,034,929
Capital shares outstanding	475,007
Net asset value per share	$33.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $47)	$628,089
Interest	2,534
Income from securities lending, net	31
Total investment income	630,654

Expenses:
Management fees	176,806
Investor service fees	52,002
Transfer agent and administrative fees	52,002
Professional fees	38,492
Portfolio accounting fees	20,800
Trustees’ fees*	4,569
Custodian fees	3,585
Line of credit fees	74
Miscellaneous	29,449
Total expenses	377,779
Net investment income	252,875

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	700,342
Net realized gain	700,342
Net change in unrealized appreciation (depreciation) on:
Investments	2,213,251
Net change in unrealized appreciation (depreciation)	2,213,251
Net realized and unrealized gain	2,913,593
Net increase in net assets resulting from operations	$3,166,468

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$252,875	$239,868
Net realized gain on investments	700,342	70,434
Net change in unrealized appreciation (depreciation) on investments	2,213,251	(467,247)
Net increase (decrease) in net assets resulting from operations	3,166,468	(156,945)

Distributions to shareholders	(49,561)	(360,629)

Capital share transactions:
Proceeds from sale of shares	37,710,438	57,547,298
Distributions reinvested	49,561	360,629
Cost of shares redeemed	(44,162,382)	(52,739,822)
Net increase (decrease) from capital share transactions	(6,402,383)	5,168,105
Net increase (decrease) in net assets	(3,285,476)	4,650,531

Net assets:
Beginning of year	19,320,405	14,669,874
End of year	$16,034,929	$19,320,405

Capital share activity:
Shares sold	1,193,047	2,027,789
Shares issued from reinvestment of distributions	1,558	12,884
Shares redeemed	(1,399,094)	(1,885,612)
Net increase (decrease) in shares	(204,489)	155,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$28.43	$27.97	$26.24	$22.86	$25.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.43	.42	.36	.39
Net gain (loss) on investments (realized and unrealized)	5.01	.62 [c]	2.42	3.38	(2.24)
Total from investment operations	5.40	1.05	2.84	3.74	(1.85)
Less distributions from:
Net investment income	(.07)	(.46)	(.55)	(.17)	(.64)
Net realized gains	—	(.13)	(.56)	(.19)	—
Total distributions	(.07)	(.59)	(1.11)	(.36)	(.64)
Net asset value, end of period	$33.76	$28.43	$27.97	$26.24	$22.86

Total Return[b]	19.01%	3.78%	11.02%	16.34%	(7.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,035	$19,320	$14,670	$15,242	$17,064
Ratios to average net assets:
Net investment income (loss)	1.22%	1.54%	1.48%	1.39%	1.66%
Total expenses	1.82%	1.73%	1.70%	1.65%	1.61%
Portfolio turnover rate	144%	299%	183%	234%	312%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately. At December 31, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(f) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$40,316	$—	$40,316
Basic Materials Fund	15,290	284,073	299,363
Biotechnology Fund	—	553,949	553,949
Consumer Products Fund	154,589	37,342	191,931
Electronics Fund	—	94,380	94,380
Energy Fund	18,218	—	18,218
Financial Services Fund	89,472	418,140	507,612
Health Care Fund	—	408,723	408,723
Leisure Fund	23,728	43,247	66,975
Real Estate Fund	262,927	129,728	392,655
Technology Fund	—	782,667	782,667
Transportation Fund	—	2,551	2,551
Utilities Fund	49,561	—	49,561

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$34,621	$1,768	$36,389
Basic Materials Fund	209,047	—	209,047
Biotechnology Fund	—	71,198	71,198
Consumer Products Fund	85,677	432,239	517,916
Electronics Fund	185,380	57,284	242,664
Energy Fund	100,740	—	100,740
Energy Services Fund	203,149	—	203,149
Financial Services Fund	80,650	—	80,650
Health Care Fund	—	331,012	331,012
Internet Fund	206,047	—	206,047
Leisure Fund	238,213	—	238,213
Precious Metals Fund	860,699	—	860,699
Real Estate Fund	127,066	—	127,066
Retailing Fund	1,360	—	1,360
Technology Fund	660,584	—	660,584
Telecommunications Fund	19,468	54,472	73,940
Transportation Fund	141,129	97,457	238,586
Utilities Fund	292,483	68,146	360,629

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$50,080	$—	$1,489,654	$(574,690)	$—	$965,044
Basic Materials Fund	118,312	4,970	2,240,598	—	—	2,363,880
Biotechnology Fund	497,628	1,317,400	10,649,723	—	—	12,464,751
Consumer Products Fund	361,621	23,338	5,665,161	—	—	6,050,120
Electronics Fund	143,071	—	4,583,633	—	—	4,726,704
Energy Fund	109,063	—	2,301,408	(7,798,864)	—	(5,388,393)
Energy Services Fund	20,199	—	(820,469)	(8,336,113)	—	(9,136,383)
Financial Services Fund	274,439	73,626	3,248,429	—	4,021	3,600,515
Health Care Fund	—	517,189	9,905,777	—	—	10,422,966
Internet Fund	3,907	203,727	3,869,027	—	—	4,076,661
Leisure Fund	176,407	—	1,851,156	—	—	2,027,563
Precious Metals Fund	1,145,954	—	4,132,752	(15,012,223)	(86,192)	(9,819,709)
Real Estate Fund	442,260	—	3,548,426	—	22,732	4,013,418
Retailing Fund	—	—	895,568	(110,758)	—	784,810
Technology Fund	299,686	156,434	11,166,890	—	—	11,623,010
Telecommunications Fund	20,932	—	374,173	(181,973)	—	213,132
Transportation Fund	6,788	129,800	2,015,887	—	—	2,152,475
Utilities Fund	252,875	223,169	6,566,144	—	—	7,042,188

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(574,690)	$—	$(574,690)
Energy Fund	(869,285)	(6,929,579)	(7,798,864)
Energy Services Fund	(1,288,826)	(7,047,287)	(8,336,113)
Precious Metals Fund	(3,335,107)	(11,677,116)	(15,012,223)
Retailing Fund	(41,425)	(69,333)	(110,758)
Telecommunications Fund*	(69,627)	(112,346)	(181,973)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$300,677
Precious Metals Fund	614,311
Retailing Fund	225,534

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$170,308	$(170,308)
Biotechnology Fund	971,740	(971,740)
Consumer Products Fund	(2)	2
Electronics Fund	136,707	(136,707)
Energy Services Fund	(2,696)	2,696
Financial Services Fund	(8,791)	8,791
Health Care Fund	849,875	(849,875)
Internet Fund	295,472	(295,472)
Leisure Fund	250,986	(250,986)
Real Estate Fund	(8)	8
Retailing Fund	(27,909)	27,909
Technology Fund	682,321	(682,321)
Telecommunications Fund	(468)	468
Transportation Fund	335,579	(335,579)
Utilities Fund	112,360	(112,360)

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Fund	$4,398,835	$1,491,164	$(1,510)	$1,489,654
Basic Materials Fund	4,560,054	2,247,501	(6,903)	2,240,598
Biotechnology Fund	11,262,141	10,686,869	(37,146)	10,649,723
Consumer Products Fund	13,203,979	5,791,869	(126,708)	5,665,161
Electronics Fund	6,840,314	4,584,916	(1,283)	4,583,633
Energy Fund	7,481,274	2,321,054	(19,646)	2,301,408
Energy Services Fund	4,184,062	—	(820,469)	(820,469)
Financial Services Fund	8,152,473	3,256,575	(8,146)	3,248,429
Health Care Fund	9,426,583	9,940,584	(34,807)	9,905,777
Internet Fund	4,797,390	3,906,554	(37,527)	3,869,027
Leisure Fund	4,906,420	1,864,155	(12,999)	1,851,156
Precious Metals Fund	22,071,718	4,132,752	—	4,132,752
Real Estate Fund	8,734,549	3,551,014	(2,588)	3,548,426
Retailing Fund	2,810,388	908,621	(13,053)	895,568
Technology Fund	11,678,762	11,203,925	(37,035)	11,166,890
Telecommunications Fund	2,884,158	407,591	(33,418)	374,173
Transportation Fund	2,683,353	2,026,911	(11,024)	2,015,887
Utilities Fund	9,722,956	6,644,316	(78,172)	6,566,144

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$11,729,814	$12,679,767
Basic Materials Fund	5,622,415	6,386,177
Biotechnology Fund	22,590,735	26,900,881
Consumer Products Fund	31,187,471	28,741,852
Electronics Fund	18,917,064	15,817,705
Energy Fund	10,094,991	10,594,495
Energy Services Fund	15,491,299	15,660,506
Financial Services Fund	22,999,489	20,846,054
Health Care Fund	29,165,854	34,484,211
Internet Fund	30,163,457	32,125,618
Leisure Fund	14,580,394	13,114,680
Precious Metals Fund	33,582,824	33,609,547
Real Estate Fund	31,797,036	34,746,422
Retailing Fund	8,939,860	13,201,749
Technology Fund	40,474,506	40,684,607
Telecommunications Fund	8,474,828	8,785,622
Transportation Fund	11,591,588	11,687,721
Utilities Fund	29,480,403	35,537,694

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$2,489,402	$2,564,184	$55,580
Basic Materials Fund	1,114,420	935,463	35,926
Biotechnology Fund	3,965,255	3,472,883	(69,907)
Consumer Products Fund	5,338,400	5,509,031	(118,358)
Electronics Fund	3,048,937	3,476,225	(12,247)
Energy Fund	1,962,037	2,438,385	49,276
Energy Services Fund	3,369,193	4,467,608	(283,043)
Financial Services Fund	5,673,198	4,487,720	79,605
Health Care Fund	7,172,446	6,769,380	267,341
Internet Fund	9,034,285	9,104,889	177,804
Leisure Fund	2,395,319	3,541,936	275,937
Precious Metals Fund	9,971,093	9,916,543	246,488
Real Estate Fund	6,091,823	5,620,660	(40,156)
Retailing Fund	2,099,587	1,378,502	29,117
Technology Fund	11,286,634	12,120,597	16,229
Telecommunications Fund	1,948,110	2,129,282	(12,067)
Transportation Fund	2,197,893	1,763,812	144,064
Utilities Fund	4,902,921	8,129,596	20,316

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bonds
1.53%			0.38% - 3.38%
Due 01/02/20	$52,221,118	$52,225,557	07/15/25 - 04/15/32	$29,508,166	$30,293,286
			U.S. Treasury Notes
			1.38% - 2.50%
			02/28/21 - 10/31/26	16,685,500	17,041,602
			U.S. Treasury Bond
			6.25%
			08/15/23	3,032,900	3,592,802
			U.S. Treasury Floating Rate Note
			1.61%
			10/31/20	2,332,000	2,337,154
			U.S. Treasury Bills
			0.00%
			01/02/20 - 08/13/20	700	697
				51,559,266	53,265,541

BofA Securities, Inc.			U.S. Treasury Note
1.50%			2.00%
Due 01/02/20	16,838,493	16,839,896	10/31/22	16,936,000	17,175,334

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	16,838,493	16,839,803	10/15/24	17,030,300	17,175,300

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$40,560	$(40,560)	$—	$41,285		$—	$41,285
Basic Materials Fund	239,752	(239,752)	—	243,907		—	243,907
Biotechnology Fund	233,289	(233,289)	—	233,942		—	233,942
Consumer Products Fund	330,218	(330,218)	—	336,925		—	336,925
Electronics Fund	153,105	(153,105)	—	154,463		—	154,463
Energy Services Fund	101,250	(101,250)	—	105,953		—	105,953
Financial Services Fund	22,371	(22,371)	—	22,437		—	22,437
Health Care Fund	240,976	(234,645)	6,331	234,645	*	—	234,645
Internet Fund	284,182	(284,182)	—	291,492		—	291,492
Leisure Fund	206,518	(206,518)	—	211,960		—	211,960
Precious Metals Fund	1,164,416	(1,164,416)	—	1,229,801		—	1,229,801
Real Estate Fund	119,412	(119,412)	—	120,799		—	120,799
Retailing Fund	69,836	(69,836)	—	70,870		—	70,870
Technology Fund	379,909	(379,909)	—	388,440		—	388,440

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to December 31, 2019, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. On December 31, 2019, the Transportation Fund borrowed $26,000 under this agreement. The remaining funds did not have any borrowings outstanding under this agreement at December 31, 2019.

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2019, were as follows:

Fund	Average Daily Balance
Banking Fund	$219
Basic Materials Fund	68
Biotechnology Fund	18,460
Consumer Products Fund	482
Electronics Fund	340
Energy Fund	668
Energy Services Fund	658
Financial Services Fund	1,471
Health Care Fund	1,647
Internet Fund	718
Leisure Fund	1,025
Precious Metals Fund	129
Real Estate Fund	4,638
Retailing Fund	2,545
Technology Fund	586
Telecommunications Fund	277
Transportation Fund	1,164
Utilities Fund	2,173

Note 9 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

148 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

150 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	100.00%
Energy Fund	100.00%
Financial Services Fund	100.00%
Leisure Fund	100.00%
Real Estate Fund	1.04%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$284,073	$170,308
Biotechnology Fund	553,949	971,740
Consumer Products Fund	37,342	—
Electronics Fund	94,380	119,444
Financial Services Fund	418,140	—
Health Care Fund	408,723	963,118
Internet Fund	—	295,472
Leisure Fund	43,247	109,059
Real Estate Fund	129,728	—
Technology Fund	782,667	694,928
Transportation Fund	2,551	337,548
Utilities Fund	—	112,360

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 151

OTHER INFORMATION (Unaudited)(concluded)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	80,976,563	3,278,383
Angela Brock-Kyle	80,976,448	3,278,498
Donald A. Chubb, Jr.	80,889,189	3,365,757
Jerry B. Farley	80,698,759	3,556,187
Roman Friedrich III	80,706,634	3,548,312
Thomas F. Lydon, Jr.	80,699,239	3,555,707
Ronald A. Nyberg	80,694,478	3,560,468
Sandra G. Sponem	80,774,487	3,480,459
Ronald E. Toupin, Jr.	80,771,319	3,483,627
Amy J. Lee	80,977,346	3,277,600

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE RYDEX FUNDS ANNUAL REPORT | 153

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS ANNUAL REPORT | 155

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

156 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 157

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

158 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 159

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2019

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB1-ANN-2-1219x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	28
INVERSE NASDAQ-100® STRATEGY FUND	37
S&P 500® 2x STRATEGY FUND	44
NASDAQ-100® 2x STRATEGY FUND	56
MID-CAP 1.5x STRATEGY FUND	65
INVERSE MID-CAP STRATEGY FUND	77
RUSSELL 2000® 2x STRATEGY FUND	84
RUSSELL 2000® 1.5x STRATEGY FUND	92
INVERSE RUSSELL 2000® STRATEGY FUND	100
DOW 2x STRATEGY FUND	108
INVERSE DOW 2x STRATEGY FUND	116
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	123
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	130
HIGH YIELD STRATEGY FUND	138
U.S. GOVERNMENT MONEY MARKET FUND	146
NOTES TO FINANCIAL STATEMENTS	152
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173
OTHER INFORMATION	174
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	176
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	182

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,
Security Investors, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2019

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.62%	14.64%	$ 1,000.00	$ 1,146.40	$ 8.76
Inverse S&P 500® Strategy Fund	1.78%	(9.34%)	1,000.00	906.60	8.55
NASDAQ-100® Fund	1.66%	13.31%	1,000.00	1,133.10	8.93
Inverse NASDAQ-100® Strategy Fund	1.81%	(12.46%)	1,000.00	875.40	8.56
S&P 500® 2x Strategy Fund	1.77%	19.34%	1,000.00	1,193.40	9.79
NASDAQ-100® 2x Strategy Fund	1.81%	26.48%	1,000.00	1,264.80	10.33
Mid-Cap 1.5x Strategy Fund	1.77%	8.42%	1,000.00	1,084.20	9.30
Inverse Mid-Cap Strategy Fund	1.78%	(6.35%)	1,000.00	936.50	8.69
Russell 2000® 2x Strategy Fund	1.82%	11.36%	1,000.00	1,113.60	9.70
Russell 2000® 1.5x Strategy Fund	1.81%	9.13%	1,000.00	1,091.30	9.54
Inverse Russell 2000® Strategy Fund	1.81%	(7.03%)	1,000.00	929.70	8.80
Dow 2x Strategy Fund	1.80%	14.41%	1,000.00	1,144.10	9.73
Inverse Dow 2x Strategy Fund	1.81%	(15.21%)	1,000.00	847.90	8.43
Government Long Bond 1.2x Strategy Fund	1.34%	3.16%	1,000.00	1,031.60	6.86
Inverse Government Long Bond Strategy Fund	3.08%	(4.04%)	1,000.00	959.60	15.21
High Yield Strategy Fund	1.62%	3.33%	1,000.00	1,033.30	8.30
U.S. Government Money Market Fund	1.39%	0.35%	1,000.00	1,003.50	7.02

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.62%	5.00%	$ 1,000.00	$ 1,017.04	$ 8.24
Inverse S&P 500® Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
NASDAQ-100® Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Inverse NASDAQ-100® Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
S&P 500® 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
NASDAQ-100® 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Mid-Cap 1.5x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Inverse Mid-Cap Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Russell 2000® 2x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Russell 2000® 1.5x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Inverse Russell 2000® Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Dow 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Inverse Dow 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Government Long Bond 1.2x Strategy Fund	1.34%	5.00%	1,000.00	1,018.45	6.82
Inverse Government Long Bond Strategy Fund	3.08%	5.00%	1,000.00	1,009.68	15.60
High Yield Strategy Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
U.S. Government Money Market Fund	1.39%	5.00%	1,000.00	1,018.20	7.07

[1]

This ratio represents annualized Net Expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.76%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 45.04%, while the S&P 500 Index returned 31.49% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Financials, and Communications Services. No sector detracted from return of the underlying index for the period.

Apple, Inc., Microsoft Corp., and Facebook, Inc. Class A contributed the most to performance of the underlying index for 2019. Pfizer, Inc., Occidental Petroleum Corp., and PG&E Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.5%
Apple, Inc.	0.8%
Microsoft Corp.	0.8%
Amazon.com, Inc.	0.5%
Facebook, Inc. — Class A	0.3%
Berkshire Hathaway, Inc. — Class B	0.3%
JPMorgan Chase & Co.	0.3%
Alphabet, Inc. — Class C	0.3%
Alphabet, Inc. — Class A	0.3%
Top Ten Total	62.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Nova Fund	45.04%	14.52%	17.56%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
NOVA FUND

	Shares	Value
COMMON STOCKS† - 17.6%

Consumer, Non-cyclical - 3.8%
Johnson & Johnson	632	$92,190
Procter & Gamble Co.	599	74,815
UnitedHealth Group, Inc.	227	66,733
Merck & Company, Inc.	612	55,661
Pfizer, Inc.	1,329	52,070
Coca-Cola Co.	926	51,254
PepsiCo, Inc.	335	45,784
Abbott Laboratories	425	36,916
Medtronic plc	322	36,531
Bristol-Myers Squibb Co.	563	36,139
Amgen, Inc.	143	34,473
Philip Morris International, Inc.	374	31,824
AbbVie, Inc.	355	31,432
Thermo Fisher Scientific, Inc.	96	31,188
PayPal Holdings, Inc.*	282	30,504
Eli Lilly & Co.	203	26,680
Danaher Corp.	154	23,636
CVS Health Corp.	313	23,253
Altria Group, Inc.	449	22,409
Gilead Sciences, Inc.	304	19,754
Mondelez International, Inc. — Class A	346	19,058
Anthem, Inc.	61	18,424
Cigna Corp.	90	18,404
Automatic Data Processing, Inc.	104	17,732
Becton Dickinson and Co.	65	17,678
Intuitive Surgical, Inc.*	28	16,552
Stryker Corp.	77	16,165
S&P Global, Inc.	58	15,837
Boston Scientific Corp.*	335	15,149
Allergan plc	79	15,102
Zoetis, Inc.	114	15,088
Colgate-Palmolive Co.	206	14,181
Vertex Pharmaceuticals, Inc.*	62	13,575
Global Payments, Inc.	72	13,144
Biogen, Inc.*	43	12,759
Humana, Inc.	32	11,729
Edwards Lifesciences Corp.*	50	11,665
Illumina, Inc.*	35	11,611
Kimberly-Clark Corp.	82	11,279
Estee Lauder Companies, Inc. — Class A	53	10,947
Sysco Corp.	123	10,521
Baxter International, Inc.	122	10,202
HCA Healthcare, Inc.	64	9,460
Moody’s Corp.	39	9,259
General Mills, Inc.	145	7,766
Constellation Brands, Inc. — Class A	40	7,590
Zimmer Biomet Holdings, Inc.	49	7,334
IHS Markit Ltd.*	96	7,234
Regeneron Pharmaceuticals, Inc.*	19	7,134
IQVIA Holdings, Inc.*	42	6,489
Tyson Foods, Inc. — Class A	71	6,464
Centene Corp.*	99	6,224
Archer-Daniels-Midland Co.	134	6,211
McKesson Corp.	43	5,948
Monster Beverage Corp.*	92	5,847
Verisk Analytics, Inc. — Class A	39	5,824
FleetCor Technologies, Inc.*	20	5,754
Alexion Pharmaceuticals, Inc.*	53	5,732
Kroger Co.	193	5,595
IDEXX Laboratories, Inc.*	21	5,484
Cintas Corp.	20	5,382
Corteva, Inc.	180	5,321
Hershey Co.	36	5,291
ResMed, Inc.	34	5,269
McCormick & Company, Inc.	30	5,092
Kraft Heinz Co.	150	4,819
Align Technology, Inc.*	17	4,744
Clorox Co.	30	4,606
Church & Dwight Company, Inc.	59	4,150
Kellogg Co.	60	4,150
Teleflex, Inc.	11	4,141
Equifax, Inc.	29	4,063
Conagra Brands, Inc.	117	4,006
Laboratory Corporation of America Holdings*	23	3,891
Cooper Companies, Inc.	12	3,855
Incyte Corp.*	43	3,755
WellCare Health Plans, Inc.*	11	3,632
Cardinal Health, Inc.	70	3,541
Quest Diagnostics, Inc.	32	3,417
MarketAxess Holdings, Inc.	9	3,412
Hologic, Inc.*	64	3,341
Varian Medical Systems, Inc.*	22	3,124
Gartner, Inc.*	20	3,082
AmerisourceBergen Corp. — Class A	36	3,061
STERIS plc	20	3,048
Hormel Foods Corp.	67	3,022
Lamb Weston Holdings, Inc.	35	3,011
Dentsply Sirona, Inc.	53	2,999
Brown-Forman Corp. — Class B	43	2,907
United Rentals, Inc.*	17	2,835
JM Smucker Co.	27	2,812
Universal Health Services, Inc. — Class B	19	2,726
Avery Dennison Corp.	20	2,617
Mylan N.V.*	124	2,492
Molson Coors Beverage Co. — Class B	44	2,372
Henry Schein, Inc.*	35	2,335
Campbell Soup Co.	40	1,977
ABIOMED, Inc.*	11	1,876
Robert Half International, Inc.	28	1,768
Nielsen Holdings plc	85	1,726
Perrigo Company plc	32	1,653
DaVita, Inc.*	20	1,501
Quanta Services, Inc.	34	1,384
Rollins, Inc.	34	1,127
H&R Block, Inc.	47	1,104
Coty, Inc. — Class A	71	799
Total Consumer, Non-cyclical		1,408,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NOVA FUND

	Shares	Value
Technology - 3.3%
Apple, Inc.	1,003	$294,531
Microsoft Corp.	1,833	289,064
Intel Corp.	1,045	62,543
Adobe, Inc.*	116	38,258
salesforce.com, Inc.*	213	34,642
NVIDIA Corp.	147	34,589
Accenture plc — Class A	153	32,217
Broadcom, Inc.	95	30,022
Texas Instruments, Inc.	225	28,865
International Business Machines Corp.	213	28,551
Oracle Corp.	520	27,550
QUALCOMM, Inc.	274	24,175
Fidelity National Information Services, Inc.	148	20,585
Intuit, Inc.	63	16,502
Fiserv, Inc.*	137	15,841
Micron Technology, Inc.*	266	14,306
Applied Materials, Inc.	222	13,551
ServiceNow, Inc.*	45	12,704
Advanced Micro Devices, Inc.*	268	12,291
Activision Blizzard, Inc.	185	10,993
Analog Devices, Inc.	88	10,458
Lam Research Corp.	35	10,234
Autodesk, Inc.*	53	9,723
Cognizant Technology Solutions Corp. — Class A	132	8,187
Electronic Arts, Inc.*	70	7,526
HP, Inc.	356	7,316
KLA Corp.	38	6,771
Paychex, Inc.	76	6,465
Microchip Technology, Inc.	57	5,969
Xilinx, Inc.	60	5,866
Cerner Corp.	75	5,504
ANSYS, Inc.*	21	5,406
MSCI, Inc. — Class A	20	5,164
Synopsys, Inc.*	36	5,011
Skyworks Solutions, Inc.	41	4,956
Hewlett Packard Enterprise Co.	311	4,932
Cadence Design Systems, Inc.*	67	4,647
Western Digital Corp.	71	4,506
Maxim Integrated Products, Inc.	65	3,998
Fortinet, Inc.*	34	3,630
Broadridge Financial Solutions, Inc.	28	3,459
NetApp, Inc.	55	3,424
Akamai Technologies, Inc.*	39	3,369
Seagate Technology plc	56	3,332
Take-Two Interactive Software, Inc.*	27	3,306
Qorvo, Inc.*	28	3,254
Citrix Systems, Inc.	29	3,216
Leidos Holdings, Inc.	32	3,132
Zebra Technologies Corp. — Class A*	12	3,065
Jack Henry & Associates, Inc.	17	2,476
DXC Technology Co.	61	2,293
Xerox Holdings Corp.	45	1,659
IPG Photonics Corp.*	9	1,304
Total Technology		1,205,338

Financial - 3.1%
Berkshire Hathaway, Inc. — Class B*	470	106,455
JPMorgan Chase & Co.	753	104,968
Visa, Inc. — Class A	411	77,227
Bank of America Corp.	1,945	68,503
Mastercard, Inc. — Class A	213	63,600
Wells Fargo & Co.	925	49,765
Citigroup, Inc.	524	41,862
American Tower Corp. — Class A REIT	106	24,361
U.S. Bancorp	341	20,218
American Express Co.	161	20,043
Truist Financial Corp.	322	18,135
Goldman Sachs Group, Inc.	77	17,705
CME Group, Inc. — Class A	86	17,262
Chubb Ltd.	109	16,967
PNC Financial Services Group, Inc.	105	16,761
Morgan Stanley	296	15,132
Crown Castle International Corp. REIT	100	14,215
BlackRock, Inc. — Class A	28	14,076
Prologis, Inc. REIT	152	13,549
Marsh & McLennan Companies, Inc.	121	13,481
Charles Schwab Corp.	275	13,079
Intercontinental Exchange, Inc.	134	12,402
Equinix, Inc. REIT	20	11,674
Aon plc	56	11,664
Capital One Financial Corp.	112	11,526
Simon Property Group, Inc. REIT	74	11,023
American International Group, Inc.	209	10,728
Progressive Corp.	140	10,135
Bank of New York Mellon Corp.	201	10,116
MetLife, Inc.	188	9,582
Aflac, Inc.	176	9,310
Prudential Financial, Inc.	96	8,999
Allstate Corp.	77	8,659
Travelers Companies, Inc.	61	8,354
Welltower, Inc. REIT	97	7,933
Public Storage REIT	36	7,666
AvalonBay Communities, Inc. REIT	33	6,920
State Street Corp.	87	6,882
T. Rowe Price Group, Inc.	56	6,823
Equity Residential REIT	84	6,797
SBA Communications Corp. REIT	27	6,507
Discover Financial Services	75	6,361
Willis Towers Watson plc	31	6,260
Digital Realty Trust, Inc. REIT	50	5,987
Realty Income Corp. REIT	78	5,743
M&T Bank Corp.	32	5,432
Northern Trust Corp.	51	5,418
Weyerhaeuser Co. REIT	179	5,406
Hartford Financial Services Group, Inc.	87	5,287
Fifth Third Bancorp	170	5,226
Ventas, Inc. REIT	90	5,197
Synchrony Financial	143	5,149
Ameriprise Financial, Inc.	30	4,997
CBRE Group, Inc. — Class A*	80	4,903
KeyCorp	237	4,797

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NOVA FUND

	Shares	Value
First Republic Bank	40	$4,698
Boston Properties, Inc. REIT	34	4,687
Essex Property Trust, Inc. REIT	15	4,513
Alexandria Real Estate Equities, Inc. REIT	27	4,363
Arthur J Gallagher & Co.	45	4,285
Citizens Financial Group, Inc.	104	4,223
Healthpeak Properties, Inc. REIT	119	4,102
Regions Financial Corp.	232	3,981
Cincinnati Financial Corp.	36	3,785
Huntington Bancshares, Inc.	248	3,740
Mid-America Apartment Communities, Inc. REIT	27	3,560
Principal Financial Group, Inc.	62	3,410
Extra Space Storage, Inc. REIT	31	3,274
UDR, Inc. REIT	70	3,269
Loews Corp.	61	3,202
Host Hotels & Resorts, Inc. REIT	172	3,191
Cboe Global Markets, Inc.	26	3,120
Duke Realty Corp. REIT	87	3,016
SVB Financial Group*	12	3,013
Nasdaq, Inc.	27	2,892
Lincoln National Corp.	48	2,832
Western Union Co.	101	2,705
Raymond James Financial, Inc.	29	2,594
Vornado Realty Trust REIT	38	2,527
Globe Life, Inc.	24	2,526
Comerica, Inc.	35	2,511
Everest Re Group Ltd.	9	2,492
Regency Centers Corp. REIT	39	2,460
E*TRADE Financial Corp.	54	2,450
WR Berkley Corp.	35	2,419
Iron Mountain, Inc. REIT	69	2,199
Federal Realty Investment Trust REIT	17	2,188
Zions Bancorp North America	41	2,129
Kimco Realty Corp. REIT	101	2,092
Assurant, Inc.	15	1,966
People’s United Financial, Inc.	107	1,808
Apartment Investment & Management Co. — Class A REIT	35	1,808
SL Green Realty Corp. REIT	19	1,746
Franklin Resources, Inc.	67	1,741
Invesco Ltd.	89	1,600
Unum Group	49	1,429
Alliance Data Systems Corp.	9	1,010
Total Financial		1,128,783

Communications - 2.6%
Amazon.com, Inc.*	100	184,784
Facebook, Inc. — Class A*	578	118,634
Alphabet, Inc. — Class C*	72	96,265
Alphabet, Inc. — Class A*	71	95,097
AT&T, Inc.	1,755	68,585
Walt Disney Co.	433	62,625
Verizon Communications, Inc.	994	61,032
Comcast Corp. — Class A	1,091	49,062
Cisco Systems, Inc.	1,019	48,871
Netflix, Inc.*	105	33,975
Booking Holdings, Inc.*	9	18,484
Charter Communications, Inc. — Class A*	38	18,433
eBay, Inc.	184	6,644
Motorola Solutions, Inc.	41	6,607
Twitter, Inc.*	186	5,961
T-Mobile US, Inc.*	76	5,960
ViacomCBS, Inc. — Class B	130	5,456
Corning, Inc.	185	5,385
CDW Corp.	34	4,857
VeriSign, Inc.*	25	4,817
Omnicom Group, Inc.	52	4,213
Expedia Group, Inc.	34	3,677
NortonLifeLock, Inc.	137	3,496
Fox Corp. — Class A	85	3,151
CenturyLink, Inc.	236	3,118
Discovery, Inc. — Class C*	81	2,470
Arista Networks, Inc.*	12	2,441
DISH Network Corp. — Class A*	62	2,199
Interpublic Group of Companies, Inc.	93	2,148
Juniper Networks, Inc.	80	1,970
F5 Networks, Inc.*	14	1,955
Fox Corp. — Class B	39	1,420
News Corp. — Class A	93	1,315
Discovery, Inc. — Class A*,1	38	1,244
News Corp. — Class B	29	421
Total Communications		936,772

Industrial - 1.5%
Boeing Co.	128	41,697
Honeywell International, Inc.	171	30,267
Union Pacific Corp.	167	30,192
United Technologies Corp.	195	29,203
3M Co.	138	24,346
General Electric Co.	2,098	23,414
Lockheed Martin Corp.	60	23,363
United Parcel Service, Inc. — Class B	168	19,666
Caterpillar, Inc.	133	19,641
Raytheon Co.	67	14,722
CSX Corp.	187	13,531
Deere & Co.	76	13,168
Northrop Grumman Corp.	38	13,071
Illinois Tool Works, Inc.	70	12,574
Norfolk Southern Corp.	63	12,230
Emerson Electric Co.	146	11,134
Waste Management, Inc.	94	10,712
L3Harris Technologies, Inc.	53	10,487
General Dynamics Corp.	56	9,876
Eaton Corporation plc	99	9,377
FedEx Corp.	58	8,770
Roper Technologies, Inc.	24	8,502
Ingersoll-Rand plc	58	7,709
Amphenol Corp. — Class A	71	7,684
TE Connectivity Ltd.	79	7,571
Johnson Controls International plc	185	7,531
TransDigm Group, Inc.	12	6,720
Agilent Technologies, Inc.	74	6,313
Parker-Hannifin Corp.	30	6,175

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NOVA FUND

	Shares	Value
Stanley Black & Decker, Inc.	36	$5,967
Rockwell Automation, Inc.	28	5,675
Fortive Corp.	71	5,424
AMETEK, Inc.	54	5,386
Ball Corp.	79	5,109
Keysight Technologies, Inc.*	45	4,618
Vulcan Materials Co.	32	4,608
Republic Services, Inc. — Class A	51	4,571
Amcor plc	389	4,217
Dover Corp.	35	4,034
Martin Marietta Materials, Inc.	14	3,915
Kansas City Southern	24	3,676
Waters Corp.*	15	3,505
Westinghouse Air Brake Technologies Corp.	44	3,423
Xylem, Inc.	43	3,388
Garmin Ltd.	34	3,317
Masco Corp.	68	3,263
Expeditors International of Washington, Inc.	41	3,199
Mettler-Toledo International, Inc.*	4	3,173
IDEX Corp.	18	3,096
Jacobs Engineering Group, Inc.	33	2,964
Arconic, Inc.	93	2,862
Old Dominion Freight Line, Inc.	15	2,847
Allegion plc	22	2,740
Westrock Co.	62	2,660
PerkinElmer, Inc.	26	2,525
Huntington Ingalls Industries, Inc.	10	2,509
CH Robinson Worldwide, Inc.	32	2,502
Packaging Corporation of America	22	2,464
Textron, Inc.	55	2,453
J.B. Hunt Transport Services, Inc.	20	2,336
Snap-on, Inc.	13	2,202
Fortune Brands Home & Security, Inc.	33	2,156
Pentair plc	40	1,835
FLIR Systems, Inc.	32	1,666
AO Smith Corp.	33	1,572
Flowserve Corp.	31	1,543
Sealed Air Corp.	37	1,474
Total Industrial		564,520

Consumer, Cyclical - 1.5%
Home Depot, Inc.	262	57,216
Walmart, Inc.	341	40,524
McDonald’s Corp.	181	35,767
Costco Wholesale Corp.	106	31,156
NIKE, Inc. — Class B	299	30,292
Starbucks Corp.	284	24,969
Lowe’s Companies, Inc.	184	22,036
TJX Companies, Inc.	291	17,768
Target Corp.	122	15,642
General Motors Co.	302	11,053
Walgreens Boots Alliance, Inc.	180	10,613
Ross Stores, Inc.	87	10,129
Marriott International, Inc. — Class A	65	9,843
Dollar General Corp.	61	9,515
Ford Motor Co.	935	8,696
Delta Air Lines, Inc.	138	8,070
VF Corp.	79	7,873
Hilton Worldwide Holdings, Inc.	68	7,542
O’Reilly Automotive, Inc.*	17	7,450
Yum! Brands, Inc.	73	7,353
AutoZone, Inc.*	6	7,148
Cummins, Inc.	37	6,622
PACCAR, Inc.	83	6,565
Southwest Airlines Co.	114	6,154
Aptiv plc	61	5,793
Las Vegas Sands Corp.	81	5,592
Royal Caribbean Cruises Ltd.	41	5,474
Dollar Tree, Inc.*	57	5,361
Fastenal Co.	138	5,099
Chipotle Mexican Grill, Inc. — Class A*	6	5,023
Carnival Corp.	96	4,880
Best Buy Company, Inc.	54	4,741
United Airlines Holdings, Inc.*	52	4,581
Copart, Inc.*	49	4,456
DR Horton, Inc.	81	4,272
MGM Resorts International	123	4,092
Lennar Corp. — Class A	67	3,738
Genuine Parts Co.	35	3,718
Ulta Beauty, Inc.*	14	3,544
Tiffany & Co.	26	3,475
CarMax, Inc.*	39	3,419
WW Grainger, Inc.	10	3,385
Hasbro, Inc.	31	3,274
Darden Restaurants, Inc.	29	3,161
Wynn Resorts Ltd.	22	3,055
Norwegian Cruise Line Holdings Ltd.*	51	2,979
Advance Auto Parts, Inc.	17	2,723
American Airlines Group, Inc.	94	2,696
LKQ Corp.*	74	2,642
Tractor Supply Co.	28	2,616
Live Nation Entertainment, Inc.*	34	2,430
PulteGroup, Inc.	61	2,367
Whirlpool Corp.	15	2,213
BorgWarner, Inc.	49	2,126
Alaska Air Group, Inc.	30	2,032
Kohl’s Corp.	38	1,936
Mohawk Industries, Inc.*	14	1,909
PVH Corp.	17	1,788
Newell Brands, Inc.	92	1,768
Tapestry, Inc.	65	1,753
Leggett & Platt, Inc.	32	1,627
Harley-Davidson, Inc.	37	1,376
Capri Holdings Ltd.*	36	1,373
Ralph Lauren Corp. — Class A	11	1,289
Hanesbrands, Inc.	86	1,277
Macy’s, Inc.	74	1,258
Nordstrom, Inc.	26	1,064
L Brands, Inc.	56	1,015
Under Armour, Inc. — Class A*	44	950
Gap, Inc.	51	902

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NOVA FUND

	Shares	Value
Under Armour, Inc. — Class C*	47	$902
Total Consumer, Cyclical		537,140

Energy - 0.8%
Exxon Mobil Corp.	1,016	70,897
Chevron Corp.	454	54,712
ConocoPhillips	264	17,168
Schlumberger Ltd.	333	13,387
Phillips 66	107	11,921
EOG Resources, Inc.	140	11,726
Kinder Morgan, Inc.	468	9,908
Marathon Petroleum Corp.	156	9,399
Valero Energy Corp.	99	9,271
Occidental Petroleum Corp.	214	8,819
ONEOK, Inc.	99	7,491
Williams Companies, Inc.	291	6,902
Pioneer Natural Resources Co.	40	6,055
Halliburton Co.	211	5,163
Concho Resources, Inc.	48	4,203
Hess Corp.	62	4,142
Baker Hughes Co.	156	3,998
Diamondback Energy, Inc.	39	3,622
Noble Energy, Inc.	114	2,832
Marathon Oil Corp.	192	2,607
Devon Energy Corp.	93	2,415
National Oilwell Varco, Inc.	92	2,305
Apache Corp.	90	2,303
TechnipFMC plc	101	2,165
HollyFrontier Corp.	36	1,826
Cabot Oil & Gas Corp. — Class A	98	1,706
Cimarex Energy Co.	24	1,260
Helmerich & Payne, Inc.	26	1,181
Total Energy		279,384

Utilities - 0.6%
NextEra Energy, Inc.	117	28,333
Dominion Energy, Inc.	198	16,398
Southern Co.	252	16,052
Duke Energy Corp.	175	15,962
American Electric Power Company, Inc.	118	11,152
Exelon Corp.	233	10,623
Sempra Energy	67	10,149
Xcel Energy, Inc.	126	8,000
Consolidated Edison, Inc.	80	7,238
Public Service Enterprise Group, Inc.	121	7,145
WEC Energy Group, Inc.	75	6,917
Eversource Energy	77	6,550
Edison International	86	6,485
FirstEnergy Corp.	130	6,318
PPL Corp.	174	6,243
DTE Energy Co.	46	5,974
Entergy Corp.	47	5,631
American Water Works Company, Inc.	43	5,282
Ameren Corp.	59	4,531
CMS Energy Corp.	68	4,273
Evergy, Inc.	54	3,515
CenterPoint Energy, Inc.	121	3,300
Alliant Energy Corp.	58	3,174
AES Corp.	159	3,164
Atmos Energy Corp.	28	3,132
NiSource, Inc.	90	2,506
Pinnacle West Capital Corp.	27	2,428
NRG Energy, Inc.	60	2,385
Total Utilities		212,860

Basic Materials - 0.4%
Linde plc	129	27,464
Air Products & Chemicals, Inc.	53	12,454
Ecolab, Inc.	60	11,579
DuPont de Nemours, Inc.	178	11,428
Sherwin-Williams Co.	19	11,087
Dow, Inc.	178	9,742
Newmont Goldcorp Corp.	197	8,559
PPG Industries, Inc.	57	7,609
LyondellBasell Industries N.V. — Class A	62	5,858
Freeport-McMoRan, Inc.	349	4,579
International Paper Co.	94	4,329
Nucor Corp.	72	4,052
Celanese Corp. — Class A	29	3,570
International Flavors & Fragrances, Inc.[1]	26	3,355
FMC Corp.	30	2,995
Eastman Chemical Co.	32	2,536
CF Industries Holdings, Inc.	52	2,483
Albemarle Corp.	25	1,826
Mosaic Co.	84	1,818
Total Basic Materials		137,323

Total Common Stocks
(Cost $5,799,001)		6,410,753

MUTUAL FUNDS† - 58.5%
Guggenheim Strategy Fund II2	472,701	11,694,627
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	973,911	9,690,414
Total Mutual Funds
(Cost $21,408,597)		21,385,041

	Face Amount
U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bills
1.50% due 01/14/20[3,4]	$703,000	702,656
1.47% due 02/04/20[3]	635,000	634,089
1.54% due 01/14/20[3,4]	275,000	274,866
Total U.S. Treasury Bills
(Cost $1,611,560)		1,611,611

FEDERAL AGENCY NOTES†† - 2.8%
Federal Farm Credit Bank
1.90% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[5]	1,000,000	999,480
Total Federal Agency Notes
(Cost $1,000,000)		999,480

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††, 6 - 19.0%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[4]	$4,230,755	$4,230,755
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[4]	1,364,191	1,364,191
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[4]	1,364,190	1,364,190
Total Repurchase Agreements
(Cost $6,959,136)		6,959,136

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[8]	1,798	1,798
Total Securities Lending Collateral
(Cost $1,798)		1,798

Total Investments - 102.3%
(Cost $36,780,092)		$37,367,819
Other Assets & Liabilities, net - (2.3)%		(822,388)
Total Net Assets - 100.0%		$36,545,431

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.05% (1 Week USD LIBOR + 0.45%)	At Maturity	01/31/20	2,986	$9,647,787	$28,339
BNP Paribas	S&P 500 Index	2.35% (1 Month USD LIBOR + 0.55%)	At Maturity	01/28/20	601	1,941,231	(5,485)
Goldman Sachs International	S&P 500 Index	2.05% (1 Week USD LIBOR + 0.45%)	At Maturity	01/28/20	11,408	36,856,067	(97,371)
						$48,445,085	$(74,517)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[5]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
LIBOR — London Interbank Offered Rate
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,410,753	$—	$—	$6,410,753
Mutual Funds	21,385,041	—	—	21,385,041
U.S. Treasury Bills	—	1,611,611	—	1,611,611
Federal Agency Notes	—	999,480	—	999,480
Repurchase Agreements	—	6,959,136	—	6,959,136
Securities Lending Collateral	1,798	—	—	1,798
Equity Index Swap Agreements**	—	28,339	—	28,339
Total Assets	$27,797,592	$9,598,566	$—	$37,396,158

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$102,856	$—	$102,856

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,405,341	$15,138,464	$(13,800,000)	$(38,498)	$(10,680)	$11,694,627	472,701	$288,714
Guggenheim Ultra Short Duration Fund — Institutional Class	6,167,022	18,237,461	(14,700,000)	(3,730)	(10,339)	9,690,414	973,911	237,658
	$16,572,363	$33,375,925	$(28,500,000)	$(42,228)	$(21,019)	$21,385,041		$526,372

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $1,781 of securities loaned (cost $8,412,359)	$9,023,642
Investments in affiliated issuers, at value (cost $21,408,597)	21,385,041
Repurchase agreements, at value (cost $6,959,136)	6,959,136
Cash	27
Unrealized appreciation on OTC swap agreements	28,339
Receivables:
Fund shares sold	3,548,450
Dividends	54,908
Interest	1,979
Securities lending income	7
Total assets	41,001,529

Liabilities:
Unrealized depreciation on OTC swap agreements	102,856
Payable for:
Securities purchased	4,044,160
Fund shares redeemed	126,561
Swap settlement	40,967
Management fees	25,724
Transfer agent and administrative fees	9,618
Investor service fees	9,618
Portfolio accounting fees	3,847
Return of securities lending collateral	1,798
Trustees’ fees*	619
Miscellaneous	90,330
Total liabilities	4,456,098
Commitments and contingent liabilities (Note 12)	—
Net assets	$36,545,431

Net assets consist of:
Paid in capital	$32,926,052
Total distributable earnings (loss)	3,619,379
Net assets	$36,545,431
Capital shares outstanding	269,350
Net asset value per share	$135.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$183,866
Dividends from securities of affiliated issuers	526,372
Interest	180,391
Income from securities lending, net	492
Total investment income	891,121

Expenses:
Management fees	275,275
Investor service fees	91,758
Transfer agent and administrative fees	91,758
Professional fees	60,931
Portfolio accounting fees	36,703
Trustees’ fees*	8,311
Custodian fees	6,888
Line of credit fees	124
Miscellaneous	60,977
Total expenses	632,725
Less:
Expenses waived by Adviser	(23,937)
Net expenses	608,788
Net investment income	282,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,116,336
Investments in affiliated issuers	(42,228)
Swap agreements	7,896,833
Futures contracts	2,051,315
Net realized gain	11,022,256
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(102,203)
Investments in affiliated issuers	(21,019)
Swap agreements	(313,890)
Futures contracts	(2,042)
Net change in unrealized appreciation (depreciation)	(439,154)
Net realized and unrealized gain	10,583,102
Net increase in net assets resulting from operations	$10,865,435

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$282,333	$298,103
Net realized gain (loss) on investments	11,022,256	(2,443,077)
Net change in unrealized appreciation (depreciation) on investments	(439,154)	(1,266,035)
Net increase (decrease) in net assets resulting from operations	10,865,435	(3,411,009)

Distributions to shareholders	(297,044)	(2,952,794)

Capital share transactions:
Proceeds from sale of shares	152,990,650	272,253,605
Distributions reinvested	297,044	2,952,794
Cost of shares redeemed	(159,619,797)	(288,258,460)
Net decrease from capital share transactions	(6,332,103)	(13,052,061)
Net increase (decrease) in net assets	4,236,288	(19,415,864)

Net assets:
Beginning of year	32,309,143	51,725,007
End of year	$36,545,431	$32,309,143

Capital share activity:
Shares sold	1,310,221	2,415,472
Shares issued from reinvestment of distributions	2,415	26,030
Shares redeemed	(1,384,986)	(2,557,565)
Net decrease in shares	(72,350)	(116,063)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$94.55	$113.00	$89.58	$77.42	$77.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.90	.83	.22	.06	(.12)
Net gain (loss) on investments (realized and unrealized)	41.55	(11.15)	27.62	12.10	(.43)
Total from investment operations	42.45	(10.32)	27.84	12.16	(.55)
Less distributions from:
Net investment income	(1.32)	(.21)	(.05)	—	—
Net realized gains	—	(7.92)	(4.37)	—	—
Total distributions	(1.32)	(8.13)	(4.42)	—	—
Net asset value, end of period	$135.68	$94.55	$113.00	$89.58	$77.42

Total Return[b]	45.04%	(10.32%)	31.78%	15.72%	(0.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,545	$32,309	$51,725	$38,768	$30,483
Ratios to average net assets:
Net investment income (loss)	0.77%	0.73%	0.22%	0.04%	(0.15%)
Total expenses[c]	1.72%	1.62%	1.61%	1.56%	1.51%
Net expenses[d]	1.66%	1.61%	1.61%	1.56%	1.51%
Portfolio turnover rate	336%	604%	412%	636%	342%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -22.91%, while the S&P 500 Index returned 31.49% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Financials, and Communications Services. No sector detracted from return of the underlying index for the period.

Apple, Inc., Microsoft Corp., and Facebook, Inc. Class A contributed the most to performance of the underlying index for 2019. Pfizer, Inc., Occidental Petroleum Corp., and PG&E Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.8%
Guggenheim Strategy Fund II	23.0%
Total	48.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(22.91%)	(11.04%)	(14.07%)
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	45,661	$454,324
Guggenheim Strategy Fund II1	16,330	404,003
Total Mutual Funds
(Cost $857,439)		858,327

	Face Amount
FEDERAL AGENCY NOTES†† - 5.7%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$100,000	100,000
Total Federal Agency Notes
(Cost $100,000)		100,000

U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bills
1.50% due 01/14/20[3,5]	70,000	69,966
1.47% due 02/04/20[3]	7,000	6,990
Total U.S. Treasury Bills
(Cost $76,951)		76,956

REPURCHASE AGREEMENTS††, 4 - 47.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[5]	509,287	509,287
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[5]	164,218	164,218
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[5]	164,217	164,217
Total Repurchase Agreements
(Cost $837,722)		837,722

Total Investments - 106.5%
(Cost $1,872,112)		$1,873,005
Other Assets & Liabilities, net - (6.5)%		(114,070)
Total Net Assets - 100.0%		$1,758,935

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	(1.95)% (1 Week USD LIBOR + 0.35%)	At Maturity	01/28/20	231	$747,377	$1,392
BNP Paribas	S&P 500 Index	(1.85)% (1 Month USD LIBOR + 0.05%)	At Maturity	01/28/20	109	351,622	994
Barclays Bank plc	S&P 500 Index	(1.90)% (1 Week USD LIBOR + 0.30%)	At Maturity	01/31/20	203	656,445	(1,929)
						$1,755,444	$457

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$858,327	$—	$—	$858,327
Federal Agency Notes	—	100,000	—	100,000
U.S. Treasury Bills	—	76,956	—	76,956
Repurchase Agreements	—	837,722	—	837,722
Equity Index Swap Agreements**	—	2,386	—	2,386
Total Assets	$858,327	$1,017,064	$—	$1,875,391

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,929	$—	$1,929

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,299,238	$3,927,339	$(4,820,000)	$(3,275)	$701	$404,003	16,330	$27,464
Guggenheim Ultra Short Duration Fund — Institutional Class	1,185,822	4,228,511	(4,960,000)	(1,364)	1,355	454,324	45,661	23,615
	$2,485,060	$8,155,850	$(9,780,000)	$(4,639)	$2,056	$858,327		$51,079

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $176,951)	$176,956
Investments in affiliated issuers, at value (cost $857,439)	858,327
Repurchase agreements, at value (cost $837,722)	837,722
Segregated cash with broker	362
Unrealized appreciation on OTC swap agreements	2,386
Receivables:
Dividends	3,013
Interest	184
Swap settlement	64
Total assets	1,879,014

Liabilities:
Unrealized depreciation on OTC swap agreements	1,929
Payable for:
Fund shares redeemed	102,914
Professional fees	5,176
Securities purchased	3,057
Management fees	1,904
Transfer agent and administrative fees	580
Investor service fees	580
Variation margin on futures contracts	368
Portfolio accounting fees	232
Trustees’ fees*	58
Miscellaneous	3,281
Total liabilities	120,079
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,758,935

Net assets consist of:
Paid in capital	$16,472,387
Total distributable earnings (loss)	(14,713,452)
Net assets	$1,758,935
Capital shares outstanding	31,814
Net asset value per share	$55.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$51,079
Interest	38,831
Total investment income	89,910

Expenses:
Management fees	32,067
Investor service fees	8,907
Transfer agent and administrative fees	8,907
Professional fees	6,542
Portfolio accounting fees	3,563
Trustees’ fees*	1,024
Custodian fees	643
Line of credit fees	22
Miscellaneous	5,371
Total expenses	67,046
Less:
Expenses waived by Adviser	(2,340)
Net expenses	64,706
Net investment income	25,204

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	35
Investments in affiliated issuers	(4,639)
Swap agreements	(813,844)
Futures contracts	(64,604)
Net realized loss	(883,052)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	52
Investments in affiliated issuers	2,056
Swap agreements	44,352
Futures contracts	754
Net change in unrealized appreciation (depreciation)	47,214
Net realized and unrealized loss	(835,838)
Net decrease in net assets resulting from operations	$(810,634)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,204	$20,030
Net realized gain (loss) on investments	(883,052)	155,669
Net change in unrealized appreciation (depreciation) on investments	47,214	(68,480)
Net increase (decrease) in net assets resulting from operations	(810,634)	107,219

Distributions to shareholders	(23,392)	—

Capital share transactions:
Proceeds from sale of shares	111,588,598	78,535,789
Distributions reinvested	23,392	—
Cost of shares redeemed	(113,432,091)	(76,802,880)
Net increase (decrease) from capital share transactions	(1,820,101)	1,732,909
Net increase (decrease) in net assets	(2,654,127)	1,840,128

Net assets:
Beginning of year	4,413,062	2,572,934
End of year	$1,758,935	$4,413,062

Capital share activity:
Shares sold	1,815,183	1,168,828
Shares issued from reinvestment of distributions	394	—
Shares redeemed	(1,844,755)	(1,144,802)
Net increase (decrease) in shares	(29,178)	24,026

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$72.35	$69.60	$84.21	$95.71	$100.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.41	(.11)	(.11)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(16.97)	2.34	(14.50)	(11.39)	(3.10)
Total from investment operations	(16.53)	2.75	(14.61)	(11.50)	(4.42)
Less distributions from:
Net investment income	(.53)	—	—	—	—
Total distributions	(.53)	—	—	—	—
Net asset value, end of period	$55.29	$72.35	$69.60	$84.21	$95.71

Total Return[b]	(22.91%)	3.95%	(17.35%)	(12.01%)	(4.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,759	$4,413	$2,573	$4,584	$9,497
Ratios to average net assets:
Net investment income (loss)	0.71%	0.61%	(0.15%)	(0.69%)	(1.38%)
Total expenses[c]	1.88%	1.77%	1.76%	1.71%	1.66%
Net expenses[d]	1.82%	1.76%	1.76%	1.71%	1.66%
Portfolio turnover rate	442%	540%	100%	311%	137%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2019, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned 36.86%, while the NASDAQ-100 Index returned 39.46% over the same time period.

The Information Technology, Communications Services, and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2019. Kraft Heinz Co., Baidu, Inc. ADR Class A, and Walgreens Boots Alliance, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.7%
Apple, Inc.	3.6%
Microsoft Corp.	3.3%
Amazon.com, Inc.	2.5%
Facebook, Inc. — Class A	1.4%
Alphabet, Inc. — Class A	1.3%
Alphabet, Inc. — Class C	1.3%
Intel Corp.	0.9%
Comcast Corp. — Class A	0.7%
Top Ten Total	71.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	36.86%	15.11%	16.28%
NASDAQ-100 Index	39.46%	16.91%	18.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2019
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 31.2%

Technology - 13.7%
Apple, Inc.	10,674	$3,134,420
Microsoft Corp.	18,325	2,889,853
Intel Corp.	13,329	797,741
Adobe, Inc.*	1,483	489,108
NVIDIA Corp.	1,875	441,188
Broadcom, Inc.	1,215	383,964
Texas Instruments, Inc.	2,865	367,551
QUALCOMM, Inc.	3,499	308,717
Fiserv, Inc.*	2,083	240,857
Intuit, Inc.	798	209,020
Micron Technology, Inc.*	3,392	182,422
Applied Materials, Inc.	2,830	172,743
Advanced Micro Devices, Inc.*	3,413	156,520
Activision Blizzard, Inc.	2,354	139,875
Analog Devices, Inc.	1,129	134,170
Lam Research Corp.	444	129,826
Autodesk, Inc.*	673	123,469
NXP Semiconductor N.V.	857	109,062
Cognizant Technology Solutions Corp. — Class A	1,677	104,008
Electronic Arts, Inc.*	895	96,221
Paychex, Inc.	1,097	93,311
KLA Corp.	484	86,234
Workday, Inc. — Class A*	503	82,718
Microchip Technology, Inc.[1]	732	76,655
Xilinx, Inc.	771	75,381
Cerner Corp.	962	70,601
Splunk, Inc.*	464	69,493
NetEase, Inc. ADR	223	68,381
ASML Holding N.V. — Class G	226	66,882
ANSYS, Inc.*	258	66,412
Synopsys, Inc.*	460	64,032
Skyworks Solutions, Inc.	522	63,099
Cadence Design Systems, Inc.*	860	59,650
Western Digital Corp.	911	57,821
Check Point Software Technologies Ltd.*	466	51,707
Maxim Integrated Products, Inc.	829	50,992
Citrix Systems, Inc.	399	44,249
NetApp, Inc.	699	43,513
Take-Two Interactive Software, Inc.*	347	42,483
Total Technology		11,844,349

Communications - 10.3%
Amazon.com, Inc.*	1,191	2,200,777
Facebook, Inc. — Class A*	5,781	1,186,550
Alphabet, Inc. — Class A*	825	1,104,997
Alphabet, Inc. — Class C*	825	1,103,042
Comcast Corp. — Class A	13,910	625,533
Cisco Systems, Inc.	12,999	623,432
Netflix, Inc.*	1,343	434,555
Charter Communications, Inc. — Class A*	658	319,183
Booking Holdings, Inc.*	128	262,877
T-Mobile US, Inc.*	2,621	205,539
Baidu, Inc. ADR*	846	106,934
JD.com, Inc. ADR*	2,840	100,053
Sirius XM Holdings, Inc.[1]	13,553	96,904
eBay, Inc.	2,493	90,022
MercadoLibre, Inc.*	152	86,935
VeriSign, Inc.*	360	69,365
CDW Corp.	440	62,850
Trip.com Group Ltd. ADR*	1,602	53,731
Expedia Group, Inc.	427	46,176
Fox Corp. — Class A	1,086	40,258
Fox Corp. — Class B	816	29,702
Liberty Global plc — Class C*	1,344	29,292
Liberty Global plc — Class A*	556	12,643
Total Communications		8,891,350

Consumer, Non-cyclical - 4.3%
PepsiCo, Inc.	4,273	583,991
Amgen, Inc.	1,821	438,988
PayPal Holdings, Inc.*	3,598	389,196
Gilead Sciences, Inc.	3,877	251,927
Mondelez International, Inc. — Class A	4,412	243,013
Automatic Data Processing, Inc.	1,326	226,083
Intuitive Surgical, Inc.*	354	209,267
Vertex Pharmaceuticals, Inc.*	788	172,533
Biogen, Inc.*	553	164,092
Illumina, Inc.*	450	149,283
Regeneron Pharmaceuticals, Inc.*	331	124,284
Kraft Heinz Co.	3,742	120,230
Monster Beverage Corp.*	1,647	104,667
Cintas Corp.	317	85,298
Verisk Analytics, Inc. — Class A	502	74,969
Alexion Pharmaceuticals, Inc.*	677	73,218
IDEXX Laboratories, Inc.*	263	68,677
Align Technology, Inc.*	242	67,528
CoStar Group, Inc.*	112	67,009
Seattle Genetics, Inc.*	525	59,986
Incyte Corp.*	660	57,631
BioMarin Pharmaceutical, Inc.*	550	46,503
Total Consumer, Non-cyclical		3,778,373

Consumer, Cyclical - 2.3%
Costco Wholesale Corp.	1,354	397,968
Starbucks Corp.	3,619	318,182
Tesla, Inc.*,1	552	230,918
Walgreens Boots Alliance, Inc.	2,735	161,256
Marriott International, Inc. — Class A	1,002	151,733
Ross Stores, Inc.	1,108	128,993
O’Reilly Automotive, Inc.*	232	101,676
Lululemon Athletica, Inc.*	377	87,340
PACCAR, Inc.	1,060	83,846
United Airlines Holdings, Inc.*	775	68,270
Dollar Tree, Inc.*	725	68,186
Fastenal Co.	1,757	64,921
Copart, Inc.*	711	64,659
Ulta Beauty, Inc.*	180	45,565
American Airlines Group, Inc.	1,342	38,488
Total Consumer, Cyclical		2,012,001

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NASDAQ-100® FUND

	Shares	Value
Utilities - 0.3%
Exelon Corp.	2,978	$135,767
Xcel Energy, Inc.	1,643	104,314
Total Utilities		240,081

Industrial - 0.2%
CSX Corp.	2,397	173,447

Financial - 0.1%
Willis Towers Watson plc	394	79,565

Total Common Stocks
(Cost $13,257,500)		27,019,166

MUTUAL FUNDS† - 56.1%
Guggenheim Strategy Fund II2	1,030,115	25,485,051
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,325,248	23,136,219
Total Mutual Funds
(Cost $48,849,634)		48,621,270

	Face Amount
U.S. TREASURY BILLS†† - 3.6%
U.S. Treasury Bills
1.50% due 01/14/20[3,5]	$1,464,000	1,463,284
1.47% due 02/04/20[3,4]	849,000	847,782
1.54% due 01/14/20[3,5]	525,000	524,743
1.49% due 01/14/20[3,5]	325,000	324,841
Total U.S. Treasury Bills
(Cost $3,160,525)		3,160,650

FEDERAL AGENCY DISCOUNT NOTES†† - 2.9%
Federal Home Loan Bank Discount Notes
1.15% due 01/02/20[3]	2,500,000	2,499,920
Total Federal Agency Discount Notes
(Cost $2,499,920)		2,499,920

REPURCHASE AGREEMENTS††,6 - 6.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[5]	3,464,423	3,464,423
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[5]	1,117,090	1,117,090
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[5]	1,117,089	1,117,089
Total Repurchase Agreements
(Cost $5,698,602)		5,698,602

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[8]	154,749	154,749
Total Securities Lending Collateral
(Cost $154,749)		154,749

Total Investments - 100.6%
(Cost $73,620,930)		$87,154,357
Other Assets & Liabilities, net - (0.6)%		(531,148)
Total Net Assets - 100.0%		$86,623,209

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	87	Mar 2020	$15,221,085	$552,033

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.10% (1 Week USD LIBOR + 0.50%)	At Maturity	01/31/20	2,698	$23,564,915	$62,996
BNP Paribas	NASDAQ-100 Index	2.45% (1 Month USD LIBOR + 0.65%)	At Maturity	01/28/20	461	4,030,008	(20,876)
Goldman Sachs International	NASDAQ-100 Index	2.15% (1 Week USD LIBOR + 0.55%)	At Maturity	01/28/20	1,933	16,877,655	(50,042)
						$44,472,578	$(7,922)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,019,166	$—	$—	$27,019,166
Mutual Funds	48,621,270	—	—	48,621,270
U.S. Treasury Bills	—	3,160,650	—	3,160,650
Federal Agency Discount Notes	—	2,499,920	—	2,499,920
Repurchase Agreements	—	5,698,602	—	5,698,602
Securities Lending Collateral	154,749	—	—	154,749
Equity Futures Contracts**	552,033	—	—	552,033
Equity Index Swap Agreements**	—	62,996	—	62,996
Total Assets	$76,347,218	$11,422,168	$—	$87,769,386

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$70,918	$—	$70,918

**	This derivative is reported as unrealized appreciation/depreciation at period end.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$20,292,487	$6,611,919	$(1,350,000)	$(10,253)	$(59,102)	$25,485,051	1,030,115	$612,988
Guggenheim Ultra Short Duration Fund — Institutional Class	11,972,309	18,096,643	(6,900,000)	(32,136)	(597)	23,136,219	2,325,248	476,823
	$32,264,796	$24,708,562	$(8,250,000)	$(42,389)	$(59,699)	$48,621,270		$1,089,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $152,385 of securities loaned (cost $19,072,694)	$32,834,485
Investments in affiliated issuers, at value (cost $48,849,634)	48,621,270
Repurchase agreements, at value (cost $5,698,602)	5,698,602
Cash	8
Unrealized appreciation on OTC swap agreements	62,996
Receivables:
Dividends	84,986
Variation margin on futures contracts	24,360
Interest	237
Fund shares sold	31
Securities lending income	4
Total assets	87,326,979

Liabilities:
Unrealized depreciation on OTC swap agreements	70,918
Payable for:
Return of securities lending collateral	154,749
Fund shares redeemed	118,259
Professional fees	109,730
Securities purchased	78,743
Management fees	44,401
Printing fees	35,019
Transfer agent and administrative fees	16,383
Investor service fees	16,383
Portfolio accounting fees	6,553
Swap settlement	5,713
Trustees’ fees*	1,259
Miscellaneous	45,660
Total liabilities	703,770
Commitments and contingent liabilities (Note 12)	—
Net assets	$86,623,209

Net assets consist of:
Paid in capital	$60,902,785
Total distributable earnings (loss)	25,720,424
Net assets	$86,623,209
Capital shares outstanding	1,772,711
Net asset value per share	$48.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $272)	$250,435
Dividends from securities of affiliated issuers	1,089,811
Interest	249,968
Income from securities lending, net	579
Total investment income	1,590,793

Expenses:
Management fees	566,529
Investor service fees	188,843
Transfer agent and administrative fees	188,843
Professional fees	134,131
Portfolio accounting fees	75,537
Trustees’ fees*	18,700
Custodian fees	14,450
Line of credit fees	109
Miscellaneous	142,005
Total expenses	1,329,147
Less:
Expenses waived by Adviser	(47,280)
Net expenses	1,281,867
Net investment income	308,926

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,904,870
Investments in affiliated issuers	(42,389)
Swap agreements	11,265,747
Futures contracts	3,244,060
Net realized gain	21,372,288
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(223,764)
Investments in affiliated issuers	(59,699)
Swap agreements	(240,468)
Futures contracts	1,233,943
Net change in unrealized appreciation (depreciation)	710,012
Net realized and unrealized gain	22,082,300
Net increase in net assets resulting from operations	$22,391,226

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$308,926	$93,478
Net realized gain on investments	21,372,288	8,703,206
Net change in unrealized appreciation (depreciation) on investments	710,012	(9,641,684)
Net increase (decrease) in net assets resulting from operations	22,391,226	(845,000)

Distributions to shareholders	(1,783,685)	(3,450,545)

Capital share transactions:
Proceeds from sale of shares	168,074,241	288,921,222
Distributions reinvested	1,783,685	3,450,545
Cost of shares redeemed	(164,457,984)	(304,322,331)
Net increase (decrease) from capital share transactions	5,399,942	(11,950,564)
Net increase (decrease) in net assets	26,007,483	(16,246,109)

Net assets:
Beginning of year	60,615,726	76,861,835
End of year	$86,623,209	$60,615,726

Capital share activity:
Shares sold	3,917,054	7,067,129
Shares issued from reinvestment of distributions	39,646	80,451
Shares redeemed	(3,842,054)	(7,475,603)
Net increase (decrease) in shares	114,646	(328,023)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.56	$38.70	$31.89	$34.16	$33.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.04	(.11)	(.11)	(.16)
Net gain (loss) on investments (realized and unrealized)	13.20	(.49)	9.73	1.92	2.90
Total from investment operations	13.38	(.45)	9.62	1.81	2.74
Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gains	(1.03)	(1.69)	(2.81)	(4.08)	(2.28)
Total distributions	(1.08)	(1.69)	(2.81)	(4.08)	(2.28)
Net asset value, end of period	$48.86	$36.56	$38.70	$31.89	$34.16

Total Return[b]	36.86%	(1.81%)	31.12%	5.98%	8.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,623	$60,616	$76,862	$61,516	$98,543
Ratios to average net assets:
Net investment income (loss)	0.41%	0.11%	(0.30%)	(0.34%)	(0.47%)
Total expenses[c]	1.76%	1.66%	1.64%	1.60%	1.54%
Net expenses[d]	1.70%	1.66%	1.64%	1.60%	1.54%
Portfolio turnover rate	61%	80%	101%	284%	241%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, with the NASDAQ-100 Index returning 39.46%, the Inverse NASDAQ-100® Strategy Fund returned -28.01%. For the one-year period ended December 31, 2019, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology, Communications Services, and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2019. Kraft Heinz Co., Baidu, Inc. ADR Class A, and Walgreens Boots Alliance, Inc. detracted the most from performance of the underlying index for the year.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.2%
Total	47.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(28.01%)	(16.09%)	(17.95%)
NASDAQ-100 Index	39.46%	16.91%	18.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 47.2%
Guggenheim Strategy Fund II1	5,746	$142,166
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	13,824	137,548
Total Mutual Funds
(Cost $279,398)		279,714

	Face Amount
FEDERAL AGENCY NOTES†† - 8.5%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

REPURCHASE AGREEMENTS††,3 - 54.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[4]	197,058	197,058
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[4]	63,541	63,541
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[4]	63,540	63,540
Total Repurchase Agreements
(Cost $324,139)		324,139

Total Investments - 110.4%
(Cost $653,537)		$653,853
Other Assets & Liabilities, net - (10.4)%		(61,611)
Total Net Assets - 100.0%		$592,242

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(1.85)% (1 Week USD LIBOR + 0.25%)	At Maturity	01/28/20	37	$324,464	$1,639
BNP Paribas	NASDAQ-100 Index	(1.95)% (1 Month USD LIBOR + 0.15%)	At Maturity	01/28/20	19	163,101	847
Barclays Bank plc	NASDAQ-100 Index	(1.95)% (1 Week USD LIBOR + 0.35%)	At Maturity	01/31/20	14	118,762	(318)
						$606,327	$2,168

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$279,714	$—	$—	$279,714
Federal Agency Notes	—	50,000	—	50,000
Repurchase Agreements	—	324,139	—	324,139
Equity Index Swap Agreements**	—	2,486	—	2,486
Total Assets	$279,714	$376,625	$—	$656,339

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$318	$—	$318

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,919,490	$1,514,041	$(3,290,000)	$(2,530)	$1,165	$142,166	5,746	$14,308
Guggenheim Ultra Short Duration Fund — Institutional Class	1,924,597	2,882,937	(4,670,000)	(1,277)	1,291	137,548	13,824	13,095
	$3,844,087	$4,396,978	$(7,960,000)	$(3,807)	$2,456	$279,714		$27,403

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $50,000)	$50,000
Investments in affiliated issuers, at value (cost $279,398)	279,714
Repurchase agreements, at value (cost $324,139)	324,139
Unrealized appreciation on OTC swap agreements	2,486
Receivables:
Securities sold	20,000
Dividends	777
Interest	88
Fund shares sold	13
Total assets	677,217

Liabilities:
Unrealized depreciation on OTC swap agreements	318
Payable for:
Fund shares redeemed	78,464
Professional fees	2,521
Securities purchased	792
Management fees	536
Transfer agent and administrative fees	159
Investor service fees	159
Swap settlement	72
Portfolio accounting fees	64
Trustees’ fees*	29
Miscellaneous	1,861
Total liabilities	84,975
Commitments and contingent liabilities (Note 12)	—
Net assets	$592,242

Net assets consist of:
Paid in capital	$7,571,633
Total distributable earnings (loss)	(6,979,391)
Net assets	$592,242
Capital shares outstanding	14,370
Net asset value per share	$41.21

STATEMENT OF OPERATIONS\
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$27,403
Interest	16,662
Total investment income	44,065

Expenses:
Management fees	15,622
Investor service fees	4,339
Transfer agent and administrative fees	4,339
Professional fees	4,348
Portfolio accounting fees	1,736
Printing fees	1,337
Trustees’ fees*	592
Custodian fees	343
Line of credit fees	1
Miscellaneous	591
Total expenses	33,248
Less:
Expenses waived by Adviser	(1,332)
Net expenses	31,916
Net investment income	12,149

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5
Investments in affiliated issuers	(3,807)
Swap agreements	(930,696)
Futures contracts	(46,301)
Net realized loss	(980,799)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9
Investments in affiliated issuers	2,456
Swap agreements	78,591
Futures contracts	(3,438)
Net change in unrealized appreciation (depreciation)	77,618
Net realized and unrealized loss	(903,181)
Net decrease in net assets resulting from operations	$(891,032)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,149	$7,340
Net realized gain (loss) on investments	(980,799)	182,528
Net change in unrealized appreciation (depreciation) on investments	77,618	(83,179)
Net increase (decrease) in net assets resulting from operations	(891,032)	106,689

Distributions to shareholders	(7,340)	—

Capital share transactions:
Proceeds from sale of shares	20,383,557	37,155,764
Distributions reinvested	7,340	—
Cost of shares redeemed	(26,715,526)	(30,219,208)
Net increase (decrease) from capital share transactions	(6,324,629)	6,936,556
Net increase (decrease) in net assets	(7,223,001)	7,043,245

Net assets:
Beginning of year	7,815,243	771,998
End of year	$592,242	$7,815,243

Capital share activity:
Shares sold	417,235	687,240
Shares issued from reinvestment of distributions	162	—
Shares redeemed	(538,614)	(564,676)
Net increase (decrease) in shares	(121,217)	122,564

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$57.64	$59.28	$78.68	$86.94	$99.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.32	(.11)	(.18)	(1.36)
Net gain (loss) on investments (realized and unrealized)	(16.47)	(1.96)[f]	(19.29)	(8.08)	(11.44)
Total from investment operations	(16.13)	(1.64)	(19.40)	(8.26)	(12.80)
Less distributions from:
Net investment income	(.30)	—	—	—	—
Total distributions	(.30)	—	—	—	—
Net asset value, end of period	$41.21	$57.64	$59.28	$78.68	$86.94

Total Return[b]	(28.01%)	(2.77%)	(24.66%)	(9.48%)	(12.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$592	$7,815	$772	$2,652	$1,527
Ratios to average net assets:
Net investment income (loss)	0.70%	0.58%	(0.17%)	(0.78%)	(1.47%)
Total expenses[c]	1.92%	1.83%	1.79%	1.74%	1.70%
Net expenses[d]	1.84%	1.83%	1.79%	1.74%	1.70%
Portfolio turnover rate	418%	136%	119%	382%	406%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned 62.51%, while the S&P 500 Index returned 31.49% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology, Financials, and Communications Services. No sector detracted from performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Facebook, Inc.- Class A contributed the most to performance of the underlying index for 2019. Pfizer, Inc., Occidental Petroleum Corp., and PG&E Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.1%
Guggenheim Strategy Fund II	24.4%
Apple, Inc.	1.2%
Microsoft Corp.	1.1%
Amazon.com, Inc.	0.7%
Facebook, Inc. — Class A	0.5%
Berkshire Hathaway, Inc. — Class B	0.4%
JPMorgan Chase & Co.	0.4%
Alphabet, Inc. — Class A	0.4%
Alphabet, Inc. — Class C	0.4%
Top Ten Total	57.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	62.51%	18.49%	22.58%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 25.4%

Consumer, Non-cyclical - 5.6%
Johnson & Johnson	1,351	$197,070
Procter & Gamble Co.	1,280	159,872
UnitedHealth Group, Inc.	486	142,874
Merck & Company, Inc.	1,307	118,872
Pfizer, Inc.	2,841	111,310
Coca-Cola Co.	1,980	109,593
PepsiCo, Inc.	716	97,856
Abbott Laboratories	907	78,782
Medtronic plc	688	78,054
Bristol-Myers Squibb Co.	1,204	77,285
Amgen, Inc.	305	73,526
Philip Morris International, Inc.	799	67,987
AbbVie, Inc.	759	67,202
Thermo Fisher Scientific, Inc.	206	66,923
PayPal Holdings, Inc.*	603	65,227
Eli Lilly & Co.	434	57,041
Danaher Corp.	328	50,341
CVS Health Corp.	668	49,626
Altria Group, Inc.	959	47,864
Gilead Sciences, Inc.	650	42,237
Mondelez International, Inc. — Class A	739	40,704
Anthem, Inc.	130	39,264
Cigna Corp.	192	39,262
Automatic Data Processing, Inc.	222	37,851
Becton Dickinson and Co.	139	37,804
Intuitive Surgical, Inc.*	59	34,878
Stryker Corp.	165	34,640
S&P Global, Inc.	125	34,131
Zoetis, Inc.	245	32,426
Boston Scientific Corp.*	716	32,378
Allergan plc	169	32,308
Colgate-Palmolive Co.	440	30,290
Vertex Pharmaceuticals, Inc.*	132	28,901
Global Payments, Inc.	154	28,114
Biogen, Inc.*	93	27,596
Edwards Lifesciences Corp.*	107	24,962
Humana, Inc.	68	24,923
Illumina, Inc.*	75	24,881
Kimberly-Clark Corp.	176	24,209
Estee Lauder Companies, Inc. — Class A	114	23,545
Sysco Corp.	262	22,411
Baxter International, Inc.	262	21,908
HCA Healthcare, Inc.	136	20,102
Moody’s Corp.	83	19,705
General Mills, Inc.	310	16,604
Constellation Brands, Inc. — Class A	86	16,319
Zimmer Biomet Holdings, Inc.	106	15,866
IHS Markit Ltd.*	206	15,522
Regeneron Pharmaceuticals, Inc.*	41	15,395
IQVIA Holdings, Inc.*	93	14,369
Tyson Foods, Inc. — Class A	152	13,838
Centene Corp.*	212	13,328
Archer-Daniels-Midland Co.	286	13,256
FleetCor Technologies, Inc.*	45	12,947
McKesson Corp.	93	12,864
Verisk Analytics, Inc. — Class A	84	12,545
Monster Beverage Corp.*	196	12,456
Alexion Pharmaceuticals, Inc.*	114	12,329
Kroger Co.	412	11,944
Cintas Corp.	43	11,570
IDEXX Laboratories, Inc.*	44	11,490
ResMed, Inc.	74	11,468
Corteva, Inc.	384	11,351
Hershey Co.	76	11,170
McCormick & Company, Inc.	63	10,693
Align Technology, Inc.*	37	10,325
Kraft Heinz Co.	320	10,282
Clorox Co.	64	9,826
Teleflex, Inc.	24	9,035
Church & Dwight Company, Inc.	126	8,863
Kellogg Co.	128	8,852
Equifax, Inc.	62	8,687
WellCare Health Plans, Inc.*	26	8,586
Conagra Brands, Inc.	250	8,560
Laboratory Corporation of America Holdings*	50	8,459
Incyte Corp.*	92	8,033
Cooper Companies, Inc.	25	8,032
Cardinal Health, Inc.	150	7,587
Quest Diagnostics, Inc.	69	7,369
Hologic, Inc.*	138	7,205
MarketAxess Holdings, Inc.	19	7,203
Gartner, Inc.*	46	7,089
STERIS plc	44	6,706
Varian Medical Systems, Inc.*	47	6,674
AmerisourceBergen Corp. — Class A	77	6,546
United Rentals, Inc.*	39	6,504
Lamb Weston Holdings, Inc.	75	6,452
Dentsply Sirona, Inc.	114	6,451
Hormel Foods Corp.	143	6,451
Brown-Forman Corp. — Class B	94	6,354
JM Smucker Co.	59	6,144
Universal Health Services, Inc. — Class B	41	5,882
Avery Dennison Corp.	43	5,625
Mylan N.V.*	265	5,326
Molson Coors Beverage Co. — Class B	96	5,174
Henry Schein, Inc.*	75	5,004
Campbell Soup Co.	87	4,300
ABIOMED, Inc.*	23	3,924
Robert Half International, Inc.	60	3,789
Nielsen Holdings plc	183	3,715
Perrigo Company plc	70	3,616
DaVita, Inc.*	46	3,451
Quanta Services, Inc.	73	2,972
Rollins, Inc.	72	2,388
H&R Block, Inc.	100	2,348
Coty, Inc. — Class A	152	1,710
Total Consumer, Non-cyclical		3,015,558

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Technology - 4.8%
Apple, Inc.	2,144	$629,586
Microsoft Corp.	3,917	617,711
Intel Corp.	2,233	133,645
Adobe, Inc.*	249	82,123
salesforce.com, Inc.*	455	74,001
NVIDIA Corp.	314	73,884
Accenture plc — Class A	326	68,646
Broadcom, Inc.	204	64,468
Texas Instruments, Inc.	480	61,579
International Business Machines Corp.	455	60,988
Oracle Corp.	1,112	58,914
QUALCOMM, Inc.	586	51,703
Fidelity National Information Services, Inc.	316	43,952
Intuit, Inc.	134	35,099
Fiserv, Inc.*	293	33,880
Micron Technology, Inc.*	568	30,547
Applied Materials, Inc.	474	28,933
ServiceNow, Inc.*	97	27,385
Advanced Micro Devices, Inc.*	572	26,232
Activision Blizzard, Inc.	394	23,411
Analog Devices, Inc.	189	22,461
Lam Research Corp.	74	21,638
Autodesk, Inc.*	113	20,731
Cognizant Technology Solutions Corp. — Class A	281	17,428
Electronic Arts, Inc.*	150	16,126
HP, Inc.	761	15,639
KLA Corp.	81	14,432
Paychex, Inc.	164	13,950
Microchip Technology, Inc.	123	12,880
Xilinx, Inc.	129	12,612
Cerner Corp.	161	11,816
ANSYS, Inc.*	44	11,326
MSCI, Inc. — Class A	43	11,102
Synopsys, Inc.*	77	10,718
Hewlett Packard Enterprise Co.	664	10,531
Skyworks Solutions, Inc.	87	10,516
Cadence Design Systems, Inc.*	144	9,988
Western Digital Corp.	153	9,711
Maxim Integrated Products, Inc.	139	8,550
Fortinet, Inc.*	73	7,793
Broadridge Financial Solutions, Inc.	59	7,289
NetApp, Inc.	117	7,283
Akamai Technologies, Inc.*	83	7,169
Zebra Technologies Corp. — Class A*	28	7,152
Take-Two Interactive Software, Inc.*	58	7,101
Seagate Technology plc	119	7,080
Citrix Systems, Inc.	63	6,987
Qorvo, Inc.*	60	6,974
Leidos Holdings, Inc.	68	6,657
Jack Henry & Associates, Inc.	40	5,827
DXC Technology Co.	131	4,924
Xerox Holdings Corp.	95	3,503
IPG Photonics Corp.*	18	2,609
Total Technology		2,577,190

Financial - 4.5%
Berkshire Hathaway, Inc. — Class B*	1,004	227,406
JPMorgan Chase & Co.	1,610	224,434
Visa, Inc. — Class A	879	165,164
Bank of America Corp.	4,156	146,374
Mastercard, Inc. — Class A	456	136,157
Wells Fargo & Co.	1,976	106,309
Citigroup, Inc.	1,121	89,557
American Tower Corp. — Class A REIT	227	52,169
U.S. Bancorp	730	43,282
American Express Co.	344	42,825
Truist Financial Corp.	689	38,804
Goldman Sachs Group, Inc.	164	37,709
CME Group, Inc. — Class A	184	36,932
Chubb Ltd.	233	36,269
PNC Financial Services Group, Inc.	225	35,917
Morgan Stanley	632	32,308
BlackRock, Inc. — Class A	61	30,665
Crown Castle International Corp. REIT	213	30,278
Prologis, Inc. REIT	324	28,881
Marsh & McLennan Companies, Inc.	259	28,855
Charles Schwab Corp.	587	27,918
Intercontinental Exchange, Inc.	286	26,469
Equinix, Inc. REIT	44	25,683
Aon plc	120	24,995
Capital One Financial Corp.	239	24,595
Simon Property Group, Inc. REIT	158	23,536
American International Group, Inc.	447	22,945
Progressive Corp.	300	21,717
Bank of New York Mellon Corp.	431	21,692
MetLife, Inc.	401	20,439
Aflac, Inc.	377	19,943
Prudential Financial, Inc.	206	19,310
Allstate Corp.	166	18,667
Travelers Companies, Inc.	133	18,214
Welltower, Inc. REIT	208	17,010
Public Storage REIT	77	16,398
AvalonBay Communities, Inc. REIT	72	15,098
State Street Corp.	187	14,792
T. Rowe Price Group, Inc.	120	14,621
Equity Residential REIT	179	14,485
SBA Communications Corp. REIT	58	13,978
Discover Financial Services	161	13,656
Willis Towers Watson plc	66	13,328
Digital Realty Trust, Inc. REIT	107	12,812
Realty Income Corp. REIT	167	12,296
Northern Trust Corp.	109	11,580
M&T Bank Corp.	68	11,543
Weyerhaeuser Co. REIT	382	11,537
Hartford Financial Services Group, Inc.	185	11,242
Fifth Third Bancorp	364	11,189
Ventas, Inc. REIT	191	11,028
Synchrony Financial	305	10,983
Ameriprise Financial, Inc.	65	10,828
CBRE Group, Inc. — Class A*	172	10,542
KeyCorp	506	10,241

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Essex Property Trust, Inc. REIT	34	$10,229
First Republic Bank	87	10,218
Boston Properties, Inc. REIT	74	10,202
Alexandria Real Estate Equities, Inc. REIT	59	9,533
Arthur J Gallagher & Co.	96	9,142
Citizens Financial Group, Inc.	223	9,056
Healthpeak Properties, Inc. REIT	254	8,755
Regions Financial Corp.	495	8,494
Cincinnati Financial Corp.	78	8,202
Huntington Bancshares, Inc.	530	7,992
Mid-America Apartment Communities, Inc. REIT	59	7,780
Principal Financial Group, Inc.	133	7,315
UDR, Inc. REIT	150	7,005
Extra Space Storage, Inc. REIT	66	6,971
Loews Corp.	131	6,876
Cboe Global Markets, Inc.	57	6,840
Host Hotels & Resorts, Inc. REIT	368	6,826
Duke Realty Corp. REIT	189	6,553
SVB Financial Group*	26	6,527
Nasdaq, Inc.	59	6,319
Lincoln National Corp.	102	6,019
Everest Re Group Ltd.	21	5,814
Western Union Co.	215	5,758
Raymond James Financial, Inc.	63	5,636
Regency Centers Corp. REIT	86	5,426
Vornado Realty Trust REIT	81	5,387
Globe Life, Inc.	51	5,368
Comerica, Inc.	74	5,310
E*TRADE Financial Corp.	116	5,263
WR Berkley Corp.	74	5,113
Iron Mountain, Inc. REIT	147	4,685
Federal Realty Investment Trust REIT	36	4,634
Zions Bancorp North America	88	4,569
Kimco Realty Corp. REIT	217	4,494
Assurant, Inc.	31	4,064
Apartment Investment & Management Co. — Class A REIT	76	3,925
SL Green Realty Corp. REIT	42	3,859
People’s United Financial, Inc.	228	3,853
Franklin Resources, Inc.	143	3,715
Invesco Ltd.	191	3,434
Unum Group	106	3,091
Alliance Data Systems Corp.	21	2,356
Total Financial		2,418,213

Communications - 3.7%
Amazon.com, Inc.*	214	395,438
Facebook, Inc. — Class A*	1,236	253,689
Alphabet, Inc. — Class A*	154	206,266
Alphabet, Inc. — Class C*	153	204,564
AT&T, Inc.	3,750	146,550
Walt Disney Co.	925	133,783
Verizon Communications, Inc.	2,123	130,352
Comcast Corp. — Class A	2,331	104,825
Cisco Systems, Inc.	2,178	104,457
Netflix, Inc.*	225	72,803
Booking Holdings, Inc.*	21	43,129
Charter Communications, Inc. — Class A*	80	38,806
eBay, Inc.	393	14,191
Motorola Solutions, Inc.	88	14,180
Twitter, Inc.*	399	12,788
T-Mobile US, Inc.*	163	12,783
ViacomCBS, Inc. — Class B	277	11,626
Corning, Inc.	395	11,499
CDW Corp.	74	10,570
VeriSign, Inc.*	53	10,212
Omnicom Group, Inc.	112	9,074
Expedia Group, Inc.	72	7,786
NortonLifeLock, Inc.	294	7,503
Fox Corp. — Class A	182	6,747
CenturyLink, Inc.	504	6,658
Arista Networks, Inc.*	28	5,695
Discovery, Inc. — Class C*	172	5,244
DISH Network Corp. — Class A*	131	4,646
Interpublic Group of Companies, Inc.	199	4,597
F5 Networks, Inc.*	31	4,329
Juniper Networks, Inc.	172	4,236
Fox Corp. — Class B	83	3,021
News Corp. — Class A	199	2,814
Discovery, Inc. — Class A*,1	81	2,652
News Corp. — Class B	63	914
Total Communications		2,008,427

Industrial - 2.2%
Boeing Co.	274	89,258
Honeywell International, Inc.	367	64,959
Union Pacific Corp.	356	64,361
United Technologies Corp.	417	62,450
3M Co.	295	52,044
General Electric Co.	4,484	50,041
Lockheed Martin Corp.	127	49,451
United Parcel Service, Inc. — Class B	360	42,141
Caterpillar, Inc.	284	41,941
Raytheon Co.	143	31,423
CSX Corp.	399	28,872
Deere & Co.	162	28,068
Northrop Grumman Corp.	80	27,518
Illinois Tool Works, Inc.	150	26,945
Norfolk Southern Corp.	134	26,013
Emerson Electric Co.	313	23,869
Waste Management, Inc.	200	22,792
L3Harris Technologies, Inc.	113	22,359
General Dynamics Corp.	120	21,162
Eaton Corporation plc	212	20,081
Roper Technologies, Inc.	53	18,774
FedEx Corp.	123	18,599
TE Connectivity Ltd.	172	16,485
Amphenol Corp. — Class A	152	16,451
Ingersoll-Rand plc	123	16,349
Johnson Controls International plc	396	16,121
TransDigm Group, Inc.	26	14,560
Parker-Hannifin Corp.	66	13,584
Agilent Technologies, Inc.	159	13,564

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Stanley Black & Decker, Inc.	78	$12,928
Rockwell Automation, Inc.	59	11,958
AMETEK, Inc.	117	11,670
Fortive Corp.	152	11,611
Ball Corp.	168	10,865
Mettler-Toledo International, Inc.*	13	10,313
Keysight Technologies, Inc.*	96	9,853
Vulcan Materials Co.	68	9,791
Republic Services, Inc. — Class A	108	9,680
Amcor plc	832	9,019
Martin Marietta Materials, Inc.	32	8,949
Dover Corp.	75	8,644
Kansas City Southern	51	7,811
Waters Corp.*	33	7,710
Xylem, Inc.	92	7,249
Westinghouse Air Brake Technologies Corp.	93	7,235
Garmin Ltd.	74	7,219
Masco Corp.	146	7,007
Expeditors International of Washington, Inc.	87	6,788
IDEX Corp.	39	6,708
Jacobs Engineering Group, Inc.	70	6,288
Old Dominion Freight Line, Inc.	33	6,263
Arconic, Inc.	199	6,123
Allegion plc	48	5,978
Westrock Co.	132	5,664
PerkinElmer, Inc.	57	5,535
Packaging Corporation of America	49	5,487
CH Robinson Worldwide, Inc.	69	5,396
Huntington Ingalls Industries, Inc.	21	5,268
Textron, Inc.	117	5,218
J.B. Hunt Transport Services, Inc.	44	5,138
Snap-on, Inc.	28	4,743
Fortune Brands Home & Security, Inc.	71	4,639
Pentair plc	86	3,945
FLIR Systems, Inc.	69	3,593
AO Smith Corp.	70	3,335
Flowserve Corp.	67	3,335
Sealed Air Corp.	79	3,147
Total Industrial		1,212,338

Consumer, Cyclical - 2.1%
Home Depot, Inc.	560	122,293
Walmart, Inc.	728	86,516
McDonald’s Corp.	387	76,475
Costco Wholesale Corp.	227	66,720
NIKE, Inc. — Class B	640	64,838
Starbucks Corp.	606	53,280
Lowe’s Companies, Inc.	394	47,185
TJX Companies, Inc.	623	38,040
Target Corp.	260	33,335
General Motors Co.	646	23,643
Walgreens Boots Alliance, Inc.	385	22,700
Ross Stores, Inc.	186	21,654
Marriott International, Inc. — Class A	139	21,049
Dollar General Corp.	131	20,433
Ford Motor Co.	1,999	18,591
Delta Air Lines, Inc.	296	17,310
O’Reilly Automotive, Inc.*	39	17,092
VF Corp.	168	16,743
Hilton Worldwide Holdings, Inc.	145	16,082
Yum! Brands, Inc.	155	15,613
AutoZone, Inc.*	12	14,296
Cummins, Inc.	79	14,138
PACCAR, Inc.	178	14,080
Southwest Airlines Co.	243	13,117
Aptiv plc	131	12,441
Las Vegas Sands Corp.	174	12,013
Royal Caribbean Cruises Ltd.	88	11,749
Dollar Tree, Inc.*	122	11,474
Chipotle Mexican Grill, Inc. — Class A*	13	10,882
Fastenal Co.	294	10,863
Carnival Corp.	206	10,471
Best Buy Company, Inc.	117	10,273
United Airlines Holdings, Inc.*	112	9,866
Copart, Inc.*	105	9,549
DR Horton, Inc.	172	9,073
MGM Resorts International	264	8,783
Lennar Corp. — Class A	144	8,033
Genuine Parts Co.	75	7,967
NVR, Inc.*	2	7,617
WW Grainger, Inc.	22	7,447
CarMax, Inc.*	84	7,364
Tiffany & Co.	55	7,351
Ulta Beauty, Inc.*	29	7,341
Wynn Resorts Ltd.	50	6,943
Darden Restaurants, Inc.	63	6,868
Hasbro, Inc.	65	6,865
Norwegian Cruise Line Holdings Ltd.*	109	6,367
Advance Auto Parts, Inc.	36	5,766
American Airlines Group, Inc.	200	5,736
Tractor Supply Co.	61	5,700
LKQ Corp.*	157	5,605
Live Nation Entertainment, Inc.*	72	5,146
PulteGroup, Inc.	131	5,083
Whirlpool Corp.	32	4,721
BorgWarner, Inc.	106	4,598
Alaska Air Group, Inc.	63	4,269
Mohawk Industries, Inc.*	31	4,228
Kohl’s Corp.	80	4,076
PVH Corp.	38	3,996
Tapestry, Inc.	142	3,830
Newell Brands, Inc.	196	3,767
Leggett & Platt, Inc.	68	3,456
Ralph Lauren Corp. — Class A	26	3,048
Capri Holdings Ltd.*	78	2,975
Harley-Davidson, Inc.	79	2,938
Hanesbrands, Inc.	186	2,762
Macy’s, Inc.	159	2,703
Nordstrom, Inc.	55	2,251
L Brands, Inc.	119	2,156
Under Armour, Inc. — Class A*	97	2,095
Gap, Inc.	109	1,927

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Under Armour, Inc. — Class C*	100	$1,918
Total Consumer, Cyclical		1,157,573

Energy - 1.1%
Exxon Mobil Corp.	2,172	151,562
Chevron Corp.	971	117,015
ConocoPhillips	563	36,612
Schlumberger Ltd.	711	28,582
Phillips 66	228	25,402
EOG Resources, Inc.	299	25,044
Kinder Morgan, Inc.	1,000	21,170
Marathon Petroleum Corp.	333	20,063
Valero Energy Corp.	211	19,760
Occidental Petroleum Corp.	459	18,915
ONEOK, Inc.	212	16,042
Williams Companies, Inc.	622	14,754
Pioneer Natural Resources Co.	85	12,866
Halliburton Co.	451	11,036
Concho Resources, Inc.	103	9,020
Hess Corp.	133	8,886
Baker Hughes Co.	334	8,561
Diamondback Energy, Inc.	83	7,707
Noble Energy, Inc.	246	6,111
Marathon Oil Corp.	411	5,581
Devon Energy Corp.	199	5,168
National Oilwell Varco, Inc.	198	4,960
Apache Corp.	193	4,939
TechnipFMC plc	216	4,631
HollyFrontier Corp.	76	3,854
Cabot Oil & Gas Corp. — Class A	209	3,639
Cimarex Energy Co.	52	2,730
Helmerich & Payne, Inc.	56	2,544
Total Energy		597,154

Utilities - 0.8%
NextEra Energy, Inc.	251	60,782
Dominion Energy, Inc.	423	35,033
Southern Co.	538	34,271
Duke Energy Corp.	374	34,112
American Electric Power Company, Inc.	254	24,005
Exelon Corp.	499	22,749
Sempra Energy	145	21,965
Xcel Energy, Inc.	269	17,079
Consolidated Edison, Inc.	171	15,470
Public Service Enterprise Group, Inc.	260	15,353
WEC Energy Group, Inc.	162	14,941
Eversource Energy	166	14,122
Edison International	184	13,875
FirstEnergy Corp.	277	13,462
PPL Corp.	371	13,311
DTE Energy Co.	99	12,857
Entergy Corp.	102	12,220
American Water Works Company, Inc.	93	11,425
Ameren Corp.	126	9,677
CMS Energy Corp.	146	9,175
Evergy, Inc.	117	7,615
CenterPoint Energy, Inc.	258	7,036
Atmos Energy Corp.	61	6,824
AES Corp.	341	6,786
Alliant Energy Corp.	123	6,731
NiSource, Inc.	192	5,345
Pinnacle West Capital Corp.	58	5,216
NRG Energy, Inc.	129	5,128
Total Utilities		456,565

Basic Materials - 0.6%
Linde plc	276	58,760
Air Products & Chemicals, Inc.	113	26,554
Ecolab, Inc.	129	24,896
Sherwin-Williams Co.	42	24,509
DuPont de Nemours, Inc.	380	24,396
Dow, Inc.	381	20,852
Newmont Goldcorp Corp.	421	18,293
PPG Industries, Inc.	121	16,152
LyondellBasell Industries N.V. — Class A	132	12,471
Freeport-McMoRan, Inc.	745	9,774
International Paper Co.	201	9,256
Nucor Corp.	156	8,780
Celanese Corp. — Class A	62	7,634
International Flavors & Fragrances, Inc.[1]	55	7,096
FMC Corp.	67	6,688
Eastman Chemical Co.	70	5,548
CF Industries Holdings, Inc.	112	5,347
Albemarle Corp.	54	3,944
Mosaic Co.	180	3,895
Total Basic Materials		294,845

Total Common Stocks
(Cost $13,153,853)		13,737,863

MUTUAL FUNDS† - 52.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,528,925	15,212,806
Guggenheim Strategy Fund II2	533,995	13,211,039
Total Mutual Funds
(Cost $28,465,973)		28,423,845

	Face Amount
U.S. TREASURY BILLS†† - 4.9%
U.S. Treasury Bills
1.50% due 01/14/20[3,5]	$1,346,000	1,345,341
1.47% due 02/04/20[3,4]	1,029,000	1,027,524
1.54% due 01/14/20[3,5]	300,000	299,853
Total U.S. Treasury Bills
(Cost $2,672,634)		2,672,718

FEDERAL AGENCY NOTES†† - 1.8%
Federal Farm Credit Bank
1.90% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[6]	1,000,000	999,479
Total Federal Agency Notes
(Cost $1,000,000)		999,479

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,7 - 18.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[5]	$6,143,668	$6,143,668
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[5]	1,981,001	1,981,001
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[5]	1,981,001	1,981,001
Total Repurchase Agreements
(Cost $10,105,670)		10,105,670

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[9]	1,961	1,961
Total Securities Lending Collateral
(Cost $1,961)		1,961

Total Investments - 103.2%
(Cost $55,400,091)		$55,941,536
Other Assets & Liabilities, net - (3.2)%		(1,745,779)
Total Net Assets - 100.0%		$54,195,757

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	117	Mar 2020	$18,892,575	$436,792

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.05% (1 Week USD LIBOR + 0.45%)	At Maturity	01/31/20	5,024	$16,231,098	$47,676
BNP Paribas	S&P 500 Index	2.35% (1 Month USD LIBOR + 0.55%)	At Maturity	01/28/20	1,585	5,119,424	(14,469)
Goldman Sachs International	S&P 500 Index	2.05% (1 Week USD LIBOR + 0.45%)	At Maturity	01/28/20	17,320	55,955,871	(140,788)
						$77,306,393	$(107,581)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[6]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,737,863	$—	$—	$13,737,863
Mutual Funds	28,423,845	—	—	28,423,845
U.S. Treasury Bills	—	2,672,718	—	2,672,718
Federal Agency Notes	—	999,479	—	999,479
Repurchase Agreements	—	10,105,670	—	10,105,670
Securities Lending Collateral	1,961	—	—	1,961
Equity Futures Contracts**	436,792	—	—	436,792
Equity Index Swap Agreements**	—	47,676	—	47,676
Total Assets	$42,600,461	$13,825,543	$—	$56,426,004

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$155,257	$—	$155,257

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,456,955	$11,400,525	$(8,600,000)	$(65,157)	$18,716	$13,211,039	533,995	$351,004
Guggenheim Ultra Short Duration Fund — Institutional Class	7,299,146	21,026,049	(13,100,000)	(22,674)	10,285	15,212,806	1,528,925	276,107
	$17,756,101	$32,426,574	$(21,700,000)	$(87,831)	$29,001	$28,423,845		$627,111

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $1,943 of securities loaned (cost $16,828,448)	$17,412,021
Investments in affiliated issuers, at value (cost $28,465,973)	28,423,845
Repurchase agreements, at value (cost $10,105,670)	10,105,670
Unrealized appreciation on OTC swap agreements	47,676
Cash	43
Receivables:
Fund shares sold	66,335
Dividends	55,710
Variation margin on futures contracts	34,218
Interest	2,110
Securities lending income	8
Total assets	56,147,636

Liabilities:
Unrealized depreciation on OTC swap agreements	155,257
Payable for:
Securities purchased	1,052,711
Fund shares redeemed	578,326
Management fees	32,446
Transfer agent and administrative fees	9,869
Investor service fees	9,869
Swap settlement	5,437
Portfolio accounting fees	3,947
Return of securities lending collateral	1,961
Trustees’ fees*	695
Miscellaneous	101,361
Total liabilities	1,951,879
Commitments and contingent liabilities (Note 12)	—
Net assets	$54,195,757

Net assets consist of:
Paid in capital	$47,604,744
Total distributable earnings (loss)	6,591,013
Net assets	$54,195,757
Capital shares outstanding	173,035
Net asset value per share	$313.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$124,842
Dividends from securities of affiliated issuers	627,111
Interest	241,989
Income from securities lending, net	180
Total investment income	994,122

Expenses:
Management fees	369,517
Investor service fees	102,644
Transfer agent and administrative fees	102,644
Professional fees	71,654
Portfolio accounting fees	41,057
Trustees’ fees*	9,475
Custodian fees	7,715
Line of credit fees	41
Miscellaneous	63,490
Total expenses	768,237
Less:
Expenses waived by Adviser	(27,647)
Net expenses	740,590
Net investment income	253,532

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	905,718
Investments in affiliated issuers	(87,831)
Swap agreements	15,377,653
Futures contracts	2,707,808
Net realized gain	18,903,348
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	528,417
Investments in affiliated issuers	29,001
Swap agreements	(737,939)
Futures contracts	434,750
Net change in unrealized appreciation (depreciation)	254,229
Net realized and unrealized gain	19,157,577
Net increase in net assets resulting from operations	$19,411,109

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$253,532	$263,512
Net realized gain (loss) on investments	18,903,348	(7,612,368)
Net change in unrealized appreciation (depreciation) on investments	254,229	(1,016,227)
Net increase (decrease) in net assets resulting from operations	19,411,109	(8,365,083)

Distributions to shareholders	—	(3,409,316)

Capital share transactions:
Proceeds from sale of shares	197,656,279	399,584,471
Distributions reinvested	—	3,409,316
Cost of shares redeemed	(194,048,996)	(396,554,714)
Net increase from capital share transactions	3,607,283	6,439,073
Net increase (decrease) in net assets	23,018,392	(5,335,326)

Net assets:
Beginning of year	31,177,365	36,512,691
End of year	$54,195,757	$31,177,365

Capital share activity:
Shares sold	764,748	1,618,168
Shares issued from reinvestment of distributions	—	13,736
Shares redeemed	(753,476)	(1,619,549)
Net increase in shares	11,272	12,355

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$192.73	$244.38	$176.52	$165.22	$227.28
Income (loss) from investment operations:
Net investment income (loss)[a]	1.59	1.48	.13	(.53)	(1.11)
Net gain (loss) on investments (realized and unrealized)	118.89	(35.10)	75.18	32.62	1.42
Total from investment operations	120.48	(33.62)	75.31	32.09	.31
Less distributions from:
Net investment income	—	(.14)	—	—	—
Net realized gains	—	(17.89)	(7.45)	(20.79)	(62.37)
Total distributions	—	(18.03)	(7.45)	(20.79)	(62.37)
Net asset value, end of period	$313.21	$192.73	$244.38	$176.52	$165.22

Total Return[b]	62.51%	(15.41%)	43.49%	20.40%	(1.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,196	$31,177	$36,513	$24,895	$21,167
Ratios to average net assets:
Net investment income (loss)	0.62%	0.60%	0.06%	(0.32%)	(0.55%)
Total expenses[c]	1.87%	1.77%	1.76%	1.71%	1.66%
Net expenses[d]	1.80%	1.77%	1.76%	1.71%	1.66%
Portfolio turnover rate	248%	424%	282%	578%	558%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, with the NASDAQ-100 Index returning 39.46%, the NASDAQ-100® 2x Strategy Fund returned 80.50%. For the one-year period ending December 31, 2019, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Information Technology, Communications Services, and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2019. Kraft Heinz Co., Baidu, Inc. ADR, and Walgreens Boots Alliance, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	29.3%
Guggenheim Strategy Fund II	28.1%
Apple, Inc.	1.1%
Microsoft Corp.	1.1%
Amazon.com, Inc.	0.8%
Facebook, Inc. — Class A	0.4%
Alphabet, Inc. — Class A	0.4%
Alphabet, Inc. — Class C	0.4%
Intel Corp.	0.3%
Comcast Corp. — Class A	0.2%
Top Ten Total	62.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	80.50%	28.37%	31.66%
NASDAQ-100 Index	39.46%	16.91%	18.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 9.9%

Technology - 4.3%
Apple, Inc.	3,897	$1,144,354
Microsoft Corp.	6,691	1,055,171
Intel Corp.	4,866	291,230
Adobe, Inc.*	542	178,757
NVIDIA Corp.	685	161,181
Broadcom, Inc.	444	140,313
Texas Instruments, Inc.	1,046	134,191
QUALCOMM, Inc.	1,278	112,758
Fiserv, Inc.*	761	87,994
Intuit, Inc.	291	76,222
Micron Technology, Inc.*	1,239	66,634
Applied Materials, Inc.	1,034	63,115
Advanced Micro Devices, Inc.*	1,246	57,142
Activision Blizzard, Inc.	860	51,101
Analog Devices, Inc.	412	48,962
Lam Research Corp.	162	47,369
Autodesk, Inc.*	246	45,131
NXP Semiconductor N.V.	313	39,832
Cognizant Technology Solutions Corp. — Class A	613	38,018
Electronic Arts, Inc.*	327	35,156
Paychex, Inc.	401	34,109
KLA Corp.	177	31,536
Workday, Inc. — Class A*	184	30,259
Microchip Technology, Inc.	267	27,960
Xilinx, Inc.	281	27,473
Cerner Corp.	351	25,760
Splunk, Inc.*	169	25,311
NetEase, Inc. ADR	82	25,144
ASML Holding N.V. — Class G	83	24,563
ANSYS, Inc.*	94	24,196
Synopsys, Inc.*	168	23,386
Skyworks Solutions, Inc.	191	23,088
Cadence Design Systems, Inc.*	314	21,779
Western Digital Corp.	333	21,136
Check Point Software Technologies Ltd.*	170	18,863
Maxim Integrated Products, Inc.	303	18,638
Citrix Systems, Inc.	146	16,191
NetApp, Inc.	255	15,874
Take-Two Interactive Software, Inc.*	127	15,549
Total Technology		4,325,446

Communications - 3.3%
Amazon.com, Inc.*	435	803,810
Facebook, Inc. — Class A*	2,111	433,283
Alphabet, Inc. — Class A*	302	404,496
Alphabet, Inc. — Class C*	301	402,443
Comcast Corp. — Class A	5,079	228,403
Cisco Systems, Inc.	4,746	227,618
Netflix, Inc.*	490	158,549
Charter Communications, Inc. — Class A*	240	116,419
Booking Holdings, Inc.*	47	96,525
T-Mobile US, Inc.*	957	75,048
Baidu, Inc. ADR*	309	39,058
JD.com, Inc. ADR*	1,037	36,533
Sirius XM Holdings, Inc.[1]	4,949	35,385
eBay, Inc.	910	32,860
MercadoLibre, Inc.*	56	32,029
VeriSign, Inc.*	131	25,241
CDW Corp.	161	22,997
Trip.com Group Ltd. ADR*	585	19,621
Expedia Group, Inc.	156	16,870
Fox Corp. — Class A	397	14,717
Fox Corp. — Class B	298	10,847
Liberty Global plc — Class C*	491	10,702
Liberty Global plc — Class A*	203	4,616
Total Communications		3,248,070

Consumer, Non-cyclical - 1.4%
PepsiCo, Inc.	1,560	213,205
Amgen, Inc.	665	160,312
PayPal Holdings, Inc.*	1,314	142,136
Gilead Sciences, Inc.	1,416	92,012
Mondelez International, Inc. — Class A	1,611	88,734
Automatic Data Processing, Inc.	484	82,522
Intuitive Surgical, Inc.*	129	76,258
Vertex Pharmaceuticals, Inc.*	288	63,058
Biogen, Inc.*	202	59,939
Illumina, Inc.*	164	54,405
Regeneron Pharmaceuticals, Inc.*	121	45,433
Kraft Heinz Co.	1,366	43,890
Monster Beverage Corp.*	602	38,257
Cintas Corp.	116	31,213
Verisk Analytics, Inc. — Class A	183	27,329
Alexion Pharmaceuticals, Inc.*	248	26,821
IDEXX Laboratories, Inc.*	96	25,068
Align Technology, Inc.*	88	24,556
CoStar Group, Inc.*	41	24,530
Seattle Genetics, Inc.*	192	21,938
Incyte Corp.*	241	21,044
BioMarin Pharmaceutical, Inc.*	201	16,995
Total Consumer, Non-cyclical		1,379,655

Consumer, Cyclical - 0.7%
Costco Wholesale Corp.	494	145,197
Starbucks Corp.	1,321	116,142
Tesla, Inc.*	202	84,502
Walgreens Boots Alliance, Inc.	999	58,901
Marriott International, Inc. — Class A	366	55,424
Ross Stores, Inc.	405	47,150
O’Reilly Automotive, Inc.*	85	37,252
Lululemon Athletica, Inc.*	138	31,971
PACCAR, Inc.	387	30,612
United Airlines Holdings, Inc.*	283	24,930
Dollar Tree, Inc.*	265	24,923
Fastenal Co.	642	23,722
Copart, Inc.*	260	23,644
Ulta Beauty, Inc.*	66	16,707
American Airlines Group, Inc.	490	14,053
Total Consumer, Cyclical		735,130

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.1%
Exelon Corp.	1,088	$49,602
Xcel Energy, Inc.	600	38,094
Total Utilities		87,696

Industrial - 0.1%
CSX Corp.	875	63,315

Financial - 0.0%
Willis Towers Watson plc	144	29,079

Total Common Stocks
(Cost $9,308,372)		9,868,391

MUTUAL FUNDS† - 57.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,938,764	29,240,701
Guggenheim Strategy Fund II2	1,135,661	28,096,247
Total Mutual Funds
(Cost $57,544,024)		57,336,948

	Face Amount
U.S. TREASURY BILLS†† - 14.9%
U.S. Treasury Bills
1.50% due 01/14/20[3,4]	$6,946,000	6,942,602
1.49% due 01/14/20[3,4]	3,575,000	3,573,251
1.54% due 01/14/20[3,4]	3,200,000	3,198,435
1.53% due 01/14/20[3,4]	600,000	599,706
1.47% due 02/04/20[3,5]	544,000	543,220
Total U.S. Treasury Bills
(Cost $14,856,369)		14,857,214

FEDERAL AGENCY DISCOUNT NOTES†† - 7.5%
Federal Home Loan Bank
1.15% due 01/02/20[3]	7,500,000	7,499,760
Total Federal Agency Discount Notes
(Cost $7,499,760)		7,499,760

REPURCHASE AGREEMENTS††,6 - 16.4%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[4]	9,949,749	9,949,749
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[4]	3,208,257	3,208,257
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[4]	3,208,257	3,208,257
Total Repurchase Agreements
(Cost $16,366,263)		16,366,263

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[8]	13,224	13,224
Total Securities Lending Collateral
(Cost $13,224)		13,224

Total Investments - 106.1%
(Cost $105,588,012)		$105,941,800
Other Assets & Liabilities, net - (6.1)%		(6,131,060)
Total Net Assets - 100.0%		$99,810,740

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	65	Mar 2020	$11,372,075	$348,123

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.10% (1 Week USD LIBOR + 0.50%)	At Maturity	01/31/20	14,010	$122,351,230	$327,079
BNP Paribas	NASDAQ-100 Index	2.45% (1 Month USD LIBOR + 0.65%)	At Maturity	01/28/20	831	7,258,065	(37,601)
Goldman Sachs International	NASDAQ-100 Index	2.15% (1 Week USD LIBOR + 0.55%)	At Maturity	01/28/20	5,452	47,610,645	(244,218)
						$177,219,940	$45,260

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
LIBOR --- London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,868,391	$—	$—	$9,868,391
Mutual Funds	57,336,948	—	—	57,336,948
U.S. Treasury Bills	—	14,857,214	—	14,857,214
Federal Agency Discount Notes	—	7,499,760	—	7,499,760
Repurchase Agreements	—	16,366,263	—	16,366,263
Securities Lending Collateral	13,224	—	—	13,224
Equity Futures Contracts**	348,123	—	—	348,123
Equity Index Swap Agreements**	—	327,079	—	327,079
Total Assets	$67,566,686	$39,050,316	$—	$106,617,002

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$281,819	$—	$281,819

**	This derivative is reported as unrealized appreciation/depreciation at period end.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$17,164,426	$15,008,764	$(4,000,000)	$(27,779)	$(49,164)	$28,096,247	1,135,661	$639,524
Guggenheim Ultra Short Duration Fund — Institutional Class	11,888,529	21,045,111	(3,650,000)	(18,544)	(24,395)	29,240,701	2,938,764	534,997
	$29,052,955	$36,053,875	$(7,650,000)	$(46,323)	$(73,559)	$57,336,948		$1,174,521

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $13,042 of securities loaned (cost $31,677,725)	$32,238,589
Investments in affiliated issuers, at value (cost $57,544,024)	57,336,948
Repurchase agreements, at value (cost $16,366,263)	16,366,263
Unrealized appreciation on OTC swap agreements	327,079
Cash	35
Receivables:
Fund shares sold	3,673,121
Dividends	99,604
Variation margin on futures contracts	14,537
Interest	681
Securities lending income	3
Total assets	110,056,860

Liabilities:
Unrealized depreciation on OTC swap agreements	281,819
Payable for:
Securities purchased	9,106,094
Fund shares redeemed	410,542
Swap settlement	89,225
Management fees	71,504
Transfer agent and administrative fees	21,529
Investor service fees	21,529
Return of securities lending collateral	13,224
Portfolio accounting fees	8,611
Trustees’ fees*	1,456
Miscellaneous	220,587
Total liabilities	10,246,120
Commitments and contingent liabilities (Note 12)	—
Net assets	$99,810,740

Net assets consist of:
Paid in capital	$81,614,291
Total distributable earnings (loss)	18,196,449
Net assets	$99,810,740
Capital shares outstanding	1,092,773
Net asset value per share	$91.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $223)	$207,296
Dividends from securities of affiliated issuers	1,174,521
Interest	452,720
Income from securities lending, net	416
Total investment income	1,834,953

Expenses:
Management fees	769,672
Investor service fees	213,798
Transfer agent and administrative fees	213,798
Professional fees	152,482
Portfolio accounting fees	85,518
Trustees’ fees*	17,784
Custodian fees	15,443
Line of credit fees	719
Miscellaneous	161,274
Total expenses	1,630,488
Less:
Expenses waived by Adviser	(53,396)
Net expenses	1,577,092
Net investment income	257,861

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,679,489
Investments in affiliated issuers	(46,323)
Swap agreements	37,145,902
Futures contracts	2,979,725
Net realized gain	44,758,793
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(79,802)
Investments in affiliated issuers	(73,559)
Swap agreements	(594,300)
Futures contracts	969,392
Net change in unrealized appreciation (depreciation)	221,731
Net realized and unrealized gain	44,980,524
Net increase in net assets resulting from operations	$45,238,385

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$257,861	$152,253
Net realized gain (loss) on investments	44,758,793	(2,755,877)
Net change in unrealized appreciation (depreciation) on investments	221,731	(6,360,779)
Net increase (decrease) in net assets resulting from operations	45,238,385	(8,964,403)

Distributions to shareholders	(152,254)	(11,852,712)

Capital share transactions:
Proceeds from sale of shares	435,924,619	401,658,572
Distributions reinvested	152,254	11,852,712
Cost of shares redeemed	(440,031,905)	(404,867,151)
Net increase (decrease) from capital share transactions	(3,955,032)	8,644,133
Net increase (decrease) in net assets	41,131,099	(12,172,982)

Net assets:
Beginning of year	58,679,641	70,852,623
End of year	$99,810,740	$58,679,641

Capital share activity:
Shares sold	6,163,093	5,896,035
Shares issued from reinvestment of distributions	1,940	164,530
Shares redeemed	(6,230,204)	(5,993,427)
Net increase (decrease) in shares	(65,171)	67,138

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$50.68	$64.95	$38.79	$38.67	$41.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.14	(.17)	(.22)	(.31)
Net gain (loss) on investments (realized and unrealized)	40.55	(2.70)	26.97	3.57	6.26
Total from investment operations	40.77	(2.56)	26.80	3.35	5.95
Less distributions from:
Net investment income	(.11)	—	—	—	—
Net realized gains	—	(11.71)	(.64)	(3.23)	(8.88)
Total distributions	(.11)	(11.71)	(.64)	(3.23)	(8.88)
Net asset value, end of period	$91.34	$50.68	$64.95	$38.79	$38.67

Total Return[b]	80.50%	(9.31%)	69.49%	9.60%	14.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,811	$58,680	$70,853	$41,115	$49,994
Ratios to average net assets:
Net investment income (loss)	0.30%	0.21%	(0.32%)	(0.62%)	(0.75%)
Total expenses[c]	1.91%	1.81%	1.80%	1.75%	1.68%
Net expenses[d]	1.84%	1.80%	1.80%	1.75%	1.68%
Portfolio turnover rate	346%	220%	97%	494%	294%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2019, the Mid-Cap 1.5x Strategy Fund returned 36.11%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 26.20%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Information Technology, Industrials, and Financials sectors contributed the most to performance of the underlying index during the year. The Energy sector was the only detractor from performance of the underlying index for the year.

Teradyne, Inc., Fair Issac Corp., and Teledyne Technologies, Inc. contributed the most to performance of the underlying index for the year. Covetrus, Inc., Green Dot Corp. Class A, and EQT Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	21.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	14.0%
Teledyne Technologies, Inc.	0.2%
Domino’s Pizza, Inc.	0.2%
Tyler Technologies, Inc.	0.2%
Teradyne, Inc.	0.2%
Alleghany Corp.	0.2%
West Pharmaceutical Services, Inc.	0.2%
Medical Properties Trust, Inc.	0.2%
Fair Isaac Corp.	0.2%
Top Ten Total	36.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	36.11%	10.48%	15.90%
S&P MidCap 400 Index	26.20%	9.03%	12.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

66 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 35.8%

Financial - 9.7%
Alleghany Corp.*	15	$11,994
Medical Properties Trust, Inc. REIT	553	11,674
Camden Property Trust REIT	103	10,928
Reinsurance Group of America, Inc. — Class A	67	10,925
Liberty Property Trust REIT	169	10,148
Brown & Brown, Inc.	250	9,870
Omega Healthcare Investors, Inc. REIT	233	9,868
National Retail Properties, Inc. REIT	183	9,813
Jones Lang LaSalle, Inc.	55	9,575
RenaissanceRe Holdings Ltd.	47	9,213
SEI Investments Co.	135	8,840
American Financial Group, Inc.	80	8,772
Kilroy Realty Corp. REIT	104	8,726
Lamar Advertising Co. — Class A REIT	92	8,212
Signature Bank	58	7,923
CyrusOne, Inc. REIT	121	7,917
Douglas Emmett, Inc. REIT	176	7,726
TCF Financial Corp.	164	7,675
East West Bancorp, Inc.	156	7,597
Commerce Bancshares, Inc.	111	7,541
Prosperity Bancshares, Inc.	101	7,261
First American Financial Corp.	120	6,998
American Campus Communities, Inc. REIT	147	6,913
Brixmor Property Group, Inc. REIT	318	6,872
Old Republic International Corp.	305	6,823
Park Hotels & Resorts, Inc. REIT	256	6,623
Cousins Properties, Inc. REIT	157	6,468
Synovus Financial Corp.	157	6,154
New York Community Bancorp, Inc.	499	5,998
Cullen/Frost Bankers, Inc.	61	5,965
EPR Properties REIT	84	5,934
Jefferies Financial Group, Inc.	269	5,749
Primerica, Inc.	44	5,745
Hanover Insurance Group, Inc.	42	5,740
Eaton Vance Corp.	121	5,650
First Industrial Realty Trust, Inc. REIT	136	5,645
First Horizon National Corp.	333	5,514
EastGroup Properties, Inc. REIT	41	5,440
Highwoods Properties, Inc. REIT	111	5,429
Life Storage, Inc. REIT	50	5,414
Spirit Realty Capital, Inc. REIT	107	5,262
Webster Financial Corp.	98	5,229
Kemper Corp.	67	5,192
First Financial Bankshares, Inc.	145	5,090
JBG SMITH Properties REIT	126	5,026
Pinnacle Financial Partners, Inc.	77	4,928
PacWest Bancorp	128	4,899
Valley National Bancorp	419	4,798
Healthcare Realty Trust, Inc. REIT	143	4,772
Brighthouse Financial, Inc.*	117	4,590
Sterling Bancorp	216	4,553
Rayonier, Inc. REIT	138	4,521
Affiliated Managers Group, Inc.	53	4,491
CoreSite Realty Corp. REIT	40	4,485
Stifel Financial Corp.	73	4,427
Sabra Health Care REIT, Inc. REIT	207	4,417
FNB Corp.	347	4,407
Wintrust Financial Corp.	61	4,325
Service Properties Trust REIT	176	4,282
United Bankshares, Inc.	108	4,175
Umpqua Holdings Corp.	235	4,160
Selective Insurance Group, Inc.	63	4,107
Bank of Hawaii Corp.	43	4,092
Hancock Whitney Corp.	93	4,081
Janus Henderson Group plc	166	4,059
Weingarten Realty Investors REIT	129	4,030
SLM Corp.	451	4,018
Bank OZK	129	3,935
RLI Corp.	43	3,871
Interactive Brokers Group, Inc. — Class A	82	3,823
Pebblebrook Hotel Trust REIT	140	3,753
Associated Banc-Corp.	170	3,747
Corporate Office Properties Trust REIT	120	3,526
PS Business Parks, Inc. REIT	21	3,462
Federated Investors, Inc. — Class B	103	3,357
Home BancShares, Inc.	166	3,264
BancorpSouth Bank	103	3,235
Macerich Co. REIT[1]	118	3,177
UMB Financial Corp.	46	3,157
Evercore, Inc. — Class A	42	3,140
Legg Mason, Inc.	87	3,124
PotlatchDeltic Corp. REIT	72	3,115
Cathay General Bancorp	81	3,082
Washington Federal, Inc.	84	3,079
Texas Capital Bancshares, Inc.*	54	3,066
Fulton Financial Corp.	175	3,050
CNO Financial Group, Inc.	162	2,937
Navient Corp.	208	2,845
International Bancshares Corp.	61	2,627
LendingTree, Inc.*	8	2,428
Trustmark Corp.	69	2,381
Genworth Financial, Inc. — Class A*	538	2,367
Urban Edge Properties REIT	123	2,359
Deluxe Corp.	45	2,246
Mack-Cali Realty Corp. REIT	97	2,244
CoreCivic, Inc. REIT	127	2,207
GEO Group, Inc. REIT	130	2,159
Diversified Healthcare Trust REIT	254	2,144
Taubman Centers, Inc. REIT	65	2,021
Alexander & Baldwin, Inc. REIT	73	1,530
Tanger Factory Outlet Centers, Inc. REIT[1]	99	1,458
Mercury General Corp.	29	1,413
Total Financial		529,017

Industrial - 6.9%
Teledyne Technologies, Inc.*	39	13,515
Trimble, Inc.*	266	11,090
Cognex Corp.	183	10,255
Carlisle Companies, Inc.	61	9,872
Universal Display Corp.	45	9,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Graco, Inc.	178	$9,256
Lennox International, Inc.	37	9,027
Nordson Corp.	55	8,956
Hubbell, Inc.	58	8,574
XPO Logistics, Inc.*	99	7,890
AptarGroup, Inc.	68	7,862
Gentex Corp.	270	7,825
Donaldson Company, Inc.	135	7,779
Owens Corning	116	7,554
Arrow Electronics, Inc.*	87	7,372
AECOM*	168	7,246
Woodward, Inc.	60	7,106
ITT, Inc.	94	6,947
Oshkosh Corp.	73	6,909
Sonoco Products Co.	107	6,604
Curtiss-Wright Corp.	46	6,481
MDU Resources Group, Inc.	214	6,358
Lincoln Electric Holdings, Inc.	65	6,287
Stericycle, Inc.*	97	6,190
Jabil, Inc.	148	6,117
Acuity Brands, Inc.	42	5,796
Kirby Corp.*	64	5,730
SYNNEX Corp.	44	5,667
Trex Company, Inc.*	62	5,573
Tech Data Corp.*	38	5,457
National Instruments Corp.	126	5,335
EMCOR Group, Inc.	60	5,178
AGCO Corp.	67	5,176
Tetra Tech, Inc.	58	4,997
Littelfuse, Inc.	26	4,974
MSA Safety, Inc.	38	4,802
Landstar System, Inc.	42	4,783
Clean Harbors, Inc.*	55	4,716
Knight-Swift Transportation Holdings, Inc.	131	4,695
Crane Co.	54	4,665
Axon Enterprise, Inc.*	63	4,617
KBR, Inc.	151	4,606
Avnet, Inc.	108	4,584
Coherent, Inc.*	26	4,325
nVent Electric plc	166	4,246
MasTec, Inc.*	64	4,106
Mercury Systems, Inc.*	59	4,077
Timken Co.	72	4,054
Eagle Materials, Inc.	44	3,989
Regal Beloit Corp.	44	3,767
Louisiana-Pacific Corp.	126	3,738
Energizer Holdings, Inc.	69	3,465
Valmont Industries, Inc.	23	3,445
EnerSys	45	3,367
Kennametal, Inc.	89	3,283
Colfax Corp.*	89	3,238
GATX Corp.	38	3,148
II-VI, Inc.*	93	3,131
Ryder System, Inc.	57	3,096
Vishay Intertechnology, Inc.	141	3,002
Fluor Corp.	150	2,832
Silgan Holdings, Inc.	83	2,580
Trinity Industries, Inc.	105	2,326
Belden, Inc.	41	2,255
Terex Corp.	70	2,085
O-I Glass, Inc.	166	1,980
Werner Enterprises, Inc.	47	1,710
Worthington Industries, Inc.	39	1,645
Dycom Industries, Inc.*	34	1,603
Greif, Inc. — Class A	28	1,238
Total Industrial		375,427

Consumer, Non-cyclical - 5.7%
West Pharmaceutical Services, Inc.	79	11,876
WEX, Inc.*	46	9,635
Molina Healthcare, Inc.*	67	9,091
Bio-Techne Corp.	41	9,000
Service Corporation International	195	8,976
Catalent, Inc.*	156	8,783
Bio-Rad Laboratories, Inc. — Class A*	23	8,511
Masimo Corp.*	52	8,219
Hill-Rom Holdings, Inc.	71	8,061
Charles River Laboratories International, Inc.*	52	7,944
Post Holdings, Inc.*	71	7,746
PRA Health Sciences, Inc.*	68	7,558
Chemed Corp.	17	7,468
Encompass Health Corp.	105	7,273
Arrowhead Pharmaceuticals, Inc.*	107	6,787
Ingredion, Inc.	71	6,599
Sabre Corp.	293	6,575
Haemonetics Corp.*	54	6,205
ManpowerGroup, Inc.	63	6,117
Exelixis, Inc.*	325	5,726
Amedisys, Inc.*	34	5,675
HealthEquity, Inc.*	76	5,629
Penumbra, Inc.*	34	5,585
Grand Canyon Education, Inc.*	52	4,981
Helen of Troy Ltd.*	27	4,854
Globus Medical, Inc. — Class A*	82	4,828
Brink’s Co.	53	4,806
Repligen Corp.*	50	4,625
Flowers Foods, Inc.	206	4,478
Integra LifeSciences Holdings Corp.*	76	4,429
FTI Consulting, Inc.*	40	4,427
NuVasive, Inc.*	56	4,331
Tenet Healthcare Corp.*	111	4,221
United Therapeutics Corp.*	47	4,140
Aaron’s, Inc.	72	4,112
Nektar Therapeutics*	188	4,058
Syneos Health, Inc.*	67	3,985
ASGN, Inc.*	56	3,974
ICU Medical, Inc.*	21	3,930
LivaNova plc*	52	3,922
Boston Beer Company, Inc. — Class A*	10	3,779
CoreLogic, Inc.*	85	3,715
Sanderson Farms, Inc.	21	3,701
LiveRamp Holdings, Inc.*	72	3,461

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Insperity, Inc.	40	$3,442
Lancaster Colony Corp.	21	3,362
Graham Holdings Co. — Class B	5	3,195
Acadia Healthcare Company, Inc.*	95	3,156
TreeHouse Foods, Inc.*	60	2,910
Cantel Medical Corp.	40	2,836
MEDNAX, Inc.*	90	2,501
Sprouts Farmers Market, Inc.*	126	2,438
Hain Celestial Group, Inc.*	86	2,232
Prestige Consumer Healthcare, Inc.*	54	2,187
Adtalem Global Education, Inc.*	58	2,028
Ligand Pharmaceuticals, Inc. — Class B*	19	1,981
Avis Budget Group, Inc.*	61	1,967
Healthcare Services Group, Inc.	79	1,921
WW International, Inc.*	50	1,911
Patterson Companies, Inc.	92	1,884
Pilgrim’s Pride Corp.*	56	1,832
Edgewell Personal Care Co.*	58	1,796
Avanos Medical, Inc.*	51	1,719
Green Dot Corp. — Class A*	51	1,188
Tootsie Roll Industries, Inc.	18	615
Total Consumer, Non-cyclical		310,897

Consumer, Cyclical - 5.1%
Domino’s Pizza, Inc.	44	12,926
Pool Corp.	43	9,132
Toro Co.	114	9,082
Caesars Entertainment Corp.*	596	8,105
Lear Corp.	59	8,095
Five Below, Inc.*	59	7,544
Dunkin’ Brands Group, Inc.	89	6,723
Wyndham Hotels & Resorts, Inc.	102	6,407
Watsco, Inc.	35	6,305
Polaris, Inc.	61	6,204
Casey’s General Stores, Inc.	39	6,201
Skechers U.S.A., Inc. — Class A*	143	6,176
Williams-Sonoma, Inc.	83	6,096
JetBlue Airways Corp.*	308	5,766
Toll Brothers, Inc.	138	5,452
Brunswick Corp.	87	5,218
Churchill Downs, Inc.	38	5,214
Marriott Vacations Worldwide Corp.	40	5,150
Carter’s, Inc.	47	5,139
Deckers Outdoor Corp.*	30	5,066
Wyndham Destinations, Inc.	97	5,014
Mattel, Inc.*,1	370	5,013
GrubHub, Inc.*	98	4,767
Scotts Miracle-Gro Co. — Class A	42	4,460
Foot Locker, Inc.	114	4,445
Thor Industries, Inc.	59	4,383
Wendy’s Co.	197	4,375
Tempur Sealy International, Inc.*	49	4,266
Eldorado Resorts, Inc.*	70	4,175
Cracker Barrel Old Country Store, Inc.[1]	26	3,997
Texas Roadhouse, Inc. — Class A	70	3,942
Goodyear Tire & Rubber Co.	249	3,873
Cinemark Holdings, Inc.	114	3,859
Six Flags Entertainment Corp.	84	3,789
Ollie’s Bargain Outlet Holdings, Inc.*	58	3,788
MSC Industrial Direct Company, Inc. — Class A	48	3,767
FirstCash, Inc.	46	3,709
RH*	17	3,629
Choice Hotels International, Inc.	34	3,517
Dick’s Sporting Goods, Inc.	68	3,365
KB Home	92	3,153
Columbia Sportswear Co.	31	3,106
AutoNation, Inc.*	63	3,064
World Fuel Services Corp.	70	3,039
KAR Auction Services, Inc.	138	3,007
BJ’s Wholesale Club Holdings, Inc.*	131	2,979
Penn National Gaming, Inc.*	116	2,965
Dana, Inc.	154	2,803
Herman Miller, Inc.	63	2,624
Visteon Corp.*	30	2,598
Boyd Gaming Corp.	86	2,575
American Eagle Outfitters, Inc.	170	2,499
Nu Skin Enterprises, Inc. — Class A	59	2,418
Bed Bath & Beyond, Inc.	135	2,335
TRI Pointe Group, Inc.*	149	2,322
Sally Beauty Holdings, Inc.*	124	2,263
Urban Outfitters, Inc.*	75	2,083
Adient plc*	93	1,976
Jack in the Box, Inc.	25	1,951
HNI Corp.	46	1,723
Cheesecake Factory, Inc.[1]	44	1,710
Brinker International, Inc.	40	1,680
Resideo Technologies, Inc.*	131	1,563
Scientific Games Corp. — Class A*	58	1,553
Papa John’s International, Inc.	24	1,516
Delphi Technologies plc*	92	1,180
Dillard’s, Inc. — Class A1	11	808
Total Consumer, Cyclical		279,627

Technology - 3.1%
Tyler Technologies, Inc.*	42	12,601
Teradyne, Inc.	179	12,206
Fair Isaac Corp.*	31	11,615
Cypress Semiconductor Corp.	395	9,215
PTC, Inc.*	111	8,313
Monolithic Power Systems, Inc.	43	7,655
Ceridian HCM Holding, Inc.*	108	7,331
CDK Global, Inc.	130	7,108
CACI International, Inc. — Class A*	27	6,750
Lumentum Holdings, Inc.*	82	6,502
MKS Instruments, Inc.	58	6,381
Manhattan Associates, Inc.*	68	5,423
Silicon Laboratories, Inc.*	46	5,335
Cree, Inc.*	115	5,307
Cirrus Logic, Inc.*	62	5,109
MAXIMUS, Inc.	68	5,058
NCR Corp.*	136	4,782
ACI Worldwide, Inc.*	124	4,698
j2 Global, Inc.	49	4,592

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Science Applications International Corp.	52	$4,525
Cabot Microelectronics Corp.	31	4,474
Blackbaud, Inc.	53	4,219
Perspecta, Inc.	147	3,887
Semtech Corp.*	71	3,756
Teradata Corp.*	120	3,212
Synaptics, Inc.*	36	2,368
CommVault Systems, Inc.*	45	2,009
Allscripts Healthcare Solutions, Inc.*	174	1,708
NetScout Systems, Inc.*	70	1,685
Total Technology		167,824

Basic Materials - 1.6%
RPM International, Inc.	139	10,669
Royal Gold, Inc.	70	8,557
Reliance Steel & Aluminum Co.	71	8,503
Steel Dynamics, Inc.	230	7,829
Ashland Global Holdings, Inc.	64	4,898
Valvoline, Inc.	201	4,303
Ingevity Corp.*	45	3,932
NewMarket Corp.	8	3,892
Chemours Co.	175	3,166
PolyOne Corp.	82	3,017
Sensient Technologies Corp.	45	2,974
Olin Corp.	171	2,950
Cabot Corp.	61	2,899
Commercial Metals Co.	127	2,828
Allegheny Technologies, Inc.*	135	2,789
Carpenter Technology Corp.	51	2,539
Domtar Corp.	61	2,333
Compass Minerals International, Inc.	36	2,195
Minerals Technologies, Inc.	37	2,132
United States Steel Corp.[1]	182	2,077
Total Basic Materials		84,482

Utilities - 1.5%
Aqua America, Inc.	231	10,843
UGI Corp.	223	10,071
OGE Energy Corp.	214	9,517
IDACORP, Inc.	54	5,767
Hawaiian Electric Industries, Inc.	116	5,436
ONE Gas, Inc.	56	5,240
Black Hills Corp.	66	5,184
New Jersey Resources Corp.	102	4,546
Spire, Inc.	54	4,499
ALLETE, Inc.	55	4,464
Southwest Gas Holdings, Inc.	58	4,406
PNM Resources, Inc.	85	4,310
National Fuel Gas Co.	92	4,282
NorthWestern Corp.	54	3,870
Total Utilities		82,435

Communications - 1.2%
FactSet Research Systems, Inc.	41	11,000
Cable One, Inc.	5	7,442
Ciena Corp.*	165	7,044
Etsy, Inc.*	127	5,626
New York Times Co. — Class A	154	4,954
ViaSat, Inc.*	62	4,538
LogMeIn, Inc.	52	4,459
TEGNA, Inc.	232	3,872
TripAdvisor, Inc.	112	3,403
World Wrestling Entertainment, Inc. — Class A	51	3,308
Telephone & Data Systems, Inc.	105	2,670
Yelp, Inc. — Class A*	68	2,368
John Wiley & Sons, Inc. — Class A	47	2,281
AMC Networks, Inc. — Class A*	47	1,857
InterDigital, Inc.	33	1,798
Meredith Corp.	43	1,396
Total Communications		68,016

Energy - 1.0%
WPX Energy, Inc.*	445	6,114
SolarEdge Technologies, Inc.*	52	4,944
First Solar, Inc.*	81	4,533
Murphy Oil Corp.	160	4,288
Transocean Ltd.*	615	4,231
Murphy USA, Inc.*	31	3,627
PBF Energy, Inc. — Class A	109	3,419
Equities Corp.	273	2,976
Equitrans Midstream Corp.	218	2,913
Apergy Corp.*	83	2,804
Antero Midstream Corp.[1]	317	2,406
Patterson-UTI Energy, Inc.	208	2,184
Matador Resources Co.*	117	2,103
Core Laboratories N.V.	47	1,770
CNX Resources Corp.*	199	1,761
NOW, Inc.*	116	1,304
Chesapeake Energy Corp.*,1	1,253	1,035
Total Energy		52,412

Total Common Stocks
(Cost $1,787,254)		1,950,137

MUTUAL FUNDS† - 35.0%
Guggenheim Strategy Fund II2	46,093	1,140,345
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	76,654	762,708
Total Mutual Funds
(Cost $1,902,497)		1,903,053

	Face Amount
U.S. TREASURY BILLS†† - 20.3%
U.S. Treasury Bills
1.50% due 01/14/20[3,4]	$745,000	744,635
1.49% due 01/14/20[3,4]	250,000	249,878
1.47% due 02/04/20[3,5]	109,000	108,844
Total U.S. Treasury Bills
(Cost $1,103,301)		1,103,357

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 9.2%
Federal Home Loan Bank Discount Notes
1.59% due 01/02/20[3]	$500,000	$499,978
Total Federal Agency Discount Notes
(Cost $499,978)		499,978

REPURCHASE AGREEMENTS††,6 - 71.3%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[4]	2,360,757	2,360,757
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[4]	761,216	761,216
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[4]	761,217	761,217
Total Repurchase Agreements
(Cost $3,883,190)		$3,883,190

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[8]	12,347	12,347
Total Securities Lending Collateral
(Cost $12,347)		12,347

Total Investments - 171.8%
(Cost $9,188,567)		$9,352,062
Other Assets & Liabilities, net - (71.8)%		(3,908,384)
Total Net Assets - 100.0%		$5,443,678

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	12	Mar 2020	$2,477,160	$54,602

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	1.95% (1 Week USD LIBOR + 0.35%)	At Maturity	01/31/20	1,334	$2,751,053	$3,067
BNP Paribas	S&P MidCap 400 Index	2.25% (1 Month USD LIBOR + 0.45%)	At Maturity	01/28/20	233	480,294	(1,004)
Goldman Sachs International	S&P MidCap 400 Index	2.00% (1 Week USD LIBOR + 0.40%)	At Maturity	01/28/20	257	529,548	(1,106)
						$3,760,895	$957

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,950,137	$—	$—	$1,950,137
Mutual Funds	1,903,053	—	—	1,903,053
U.S. Treasury Bills	—	1,103,357	—	1,103,357
Federal Agency Discount Notes	—	499,978	—	499,978
Repurchase Agreements	—	3,883,190	—	3,883,190
Securities Lending Collateral	12,347	—	—	12,347
Equity Futures Contracts**	54,602	—	—	54,602
Equity Index Swap Agreements**	—	3,067	—	3,067
Total Assets	$3,920,139	$5,489,592	$—	$9,409,731

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$2,110	$—	$2,110

**	This derivative is reported as unrealized appreciation/depreciation at period end.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,929,681	$4,571,253	$(5,350,000)	$(13,775)	$3,186	$1,140,345	46,093	$66,480
Guggenheim Ultra Short Duration Fund — Institutional Class	1,183,579	5,162,382	(5,580,000)	(4,368)	1,115	762,708	76,654	52,374
	$3,113,260	$9,733,635	$(10,930,000)	$(18,143)	$4,301	$1,903,053		$118,854

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $12,004 of securities loaned (cost $3,402,880)	$3,565,819
Investments in affiliated issuers, at value (cost $1,902,497)	1,903,053
Repurchase agreements, at value (cost $3,883,190)	3,883,190
Cash	5,039
Unrealized appreciation on OTC swap agreements	3,067
Receivables:
Securities sold	6,000,000
Dividends	15,824
Variation margin on futures contracts	1,680
Interest	162
Securities lending income	7
Total assets	15,377,841

Liabilities:
Unrealized depreciation on OTC swap agreements	2,110
Payable for:
Fund shares redeemed	9,362,364
Securities purchased	512,359
Return of securities lending collateral	12,347
Swap settlement	11,086
Management fees	8,986
Transfer agent and administrative fees	2,743
Investor service fees	2,743
Portfolio accounting fees	1,097
Trustees’ fees*	125
Miscellaneous	18,203
Total liabilities	9,934,163
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,443,678

Net assets consist of:
Paid in capital	$5,118,851
Total distributable earnings (loss)	324,827
Net assets	$5,443,678
Capital shares outstanding	280,618
Net asset value per share	$19.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8)	$18,448
Dividends from securities of affiliated issuers	118,854
Interest	29,743
Income from securities lending, net	58
Total investment income	167,103

Expenses:
Management fees	62,924
Investor service fees	17,479
Transfer agent and administrative fees	17,479
Portfolio accounting fees	6,991
Professional fees	6,282
Trustees’ fees*	1,345
Printing fees	2,290
Pricing fees	1,672
Custodian fees	1,053
Line of credit fees	31
Miscellaneous	13,371
Total expenses	130,917
Less:
Expenses waived by Adviser	(5,417)
Net expenses	125,500
Net investment income	41,603

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	193,788
Investments in affiliated issuers	(18,143)
Swap agreements	1,421,244
Futures contracts	316,744
Net realized gain	1,913,633
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	114,961
Investments in affiliated issuers	4,301
Swap agreements	(53,110)
Futures contracts	151,954
Net change in unrealized appreciation (depreciation)	218,106
Net realized and unrealized gain	2,131,739
Net increase in net assets resulting from operations	$2,173,342

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,603	$58,449
Net realized gain (loss) on investments	1,913,633	(1,722,253)
Net change in unrealized appreciation (depreciation) on investments	218,106	(143,616)
Net increase (decrease) in net assets resulting from operations	2,173,342	(1,807,420)

Distributions to shareholders	(57,404)	(1,545,520)

Capital share transactions:
Proceeds from sale of shares	22,974,077	32,788,786
Distributions reinvested	57,404	1,545,520
Cost of shares redeemed	(25,111,651)	(33,448,918)
Net increase (decrease) from capital share transactions	(2,080,170)	885,388
Net increase (decrease) in net assets	35,768	(2,467,552)

Net assets:
Beginning of year	5,407,910	7,875,462
End of year	$5,443,678	$5,407,910

Capital share activity:
Shares sold	1,258,420	1,892,297
Shares issued from reinvestment of distributions	3,120	80,538
Shares redeemed	(1,356,484)	(1,934,256)
Net increase (decrease) in shares	(94,944)	38,579

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$14.40	$23.37	$36.19	$31.14	$35.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.13	.02	(.10)	(.20)
Net gain (loss) on investments (realized and unrealized)	5.08	(3.20)	5.81	8.87	(1.45)
Total from investment operations	5.19	(3.07)	5.83	8.77	(1.65)
Less distributions from:
Net investment income	(.19)	(.06)	—	—	—
Net realized gains	—	(5.84)	(18.65)	(3.72)	(2.26)
Total distributions	(.19)	(5.90)	(18.65)	(3.72)	(2.26)
Net asset value, end of period	$19.40	$14.40	$23.37	$36.19	$31.14

Total Return[b]	36.11%	(19.40%)	22.44%	29.64%	(5.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,444	$5,408	$7,875	$19,948	$15,093
Ratios to average net assets:
Net investment income (loss)	0.60%	0.67%	0.07%	(0.30%)	(0.58%)
Total expenses[c]	1.87%	1.78%	1.76%	1.72%	1.67%
Net expenses[d]	1.80%	1.78%	1.76%	1.72%	1.67%
Portfolio turnover rate	274%	368%	403%	368%	477%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2019, Inverse Mid-Cap Strategy Fund returned -20.31%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 26.20%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Information Technology, Industrials, and Financials sectors contributed the most to performance of the underlying index during the year. The Energy sector was the only detractor from performance of the underlying index for the year.

Teradyne, Inc., Fair Isaac Corp., and Teledyne Technologies, Inc. contributed the most to performance of the underlying index for the year. Covetrus, Inc., Green Dot Corp. — Class A, and EQT Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.4%
Guggenheim Strategy Fund II	25.6%
Total	53.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(20.31%)	(9.38%)	(14.00%)
S&P MidCap 400 Index	26.20%	9.03%	12.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 53.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,311	$72,747
Guggenheim Strategy Fund II1	2,745	67,902
Total Mutual Funds
(Cost $140,851)		140,649

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 7.5%
Federal Farm Credit Bank
1.56% due 08/21/20[2]	$20,000	19,799
Total Federal Agency Discount Notes
(Cost $19,798)		19,799

U.S. TREASURY BILLS†† - 3.8%
U.S. Treasury Bills
1.50% due 01/14/20[2,4]	10,000	9,995
Total U.S. Treasury Bills
(Cost $9,995)		9,995

REPURCHASE AGREEMENTS††,3 - 48.6%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	78,440	78,440
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	25,293	25,293
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	25,293	25,293
Total Repurchase Agreements
(Cost $129,026)		129,026

Total Investments - 112.9%
(Cost $299,670)		$299,469
Other Assets & Liabilities, net - (12.9)%		(34,292)
Total Net Assets - 100.0%		$265,177

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	(1.75%) (1 Month USD LIBOR - 0.05%)	At Maturity	01/28/20	102	$210,146	$439
Goldman Sachs International	S&P MidCap 400 Index	(1.70%) (1 Week USD LIBOR + 0.10%)	At Maturity	01/28/20	16	33,860	70
Barclays Bank plc	S&P MidCap 400 Index	(1.80%) (1 Week USD LIBOR + 0.20%)	At Maturity	01/31/20	10	21,624	(24)
						$265,630	$485

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$140,649	$—	$—	$140,649
Federal Agency Discount Notes	—	19,799	—	19,799
U.S. Treasury Bills	—	9,995	—	9,995
Repurchase Agreements	—	129,026	—	129,026
Equity Index Swap Agreements**	—	509	—	509
Total Assets	$140,649	$159,329	$—	$299,978

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$24	$—	$24

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$129,855	$188,319	$(250,000)	$(364)	$92	$67,902	2,745	$3,325
Guggenheim Ultra Short Duration Fund — Institutional Class	119,433	213,327	(260,000)	(266)	253	72,747	7,311	2,831
	$249,288	$401,646	$(510,000)	$(630)	$345	$140,649		$6,156

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $29,793)	$29,794
Investments in affiliated issuers, at value (cost $140,851)	140,649
Repurchase agreements, at value (cost $129,026)	129,026
Segregated cash with broker	52
Unrealized appreciation on OTC swap agreements	509
Receivables:
Dividends	299
Interest	5
Swap settlement	3
Total assets	300,337

Liabilities:
Unrealized depreciation on OTC swap agreements	24
Payable for:
Fund shares redeemed	33,707
Securities purchased	306
Management fees	187
Transfer agent and administrative fees	57
Investor service fees	57
Portfolio accounting fees	22
Trustees’ fees*	6
Miscellaneous	794
Total liabilities	35,160
Commitments and contingent liabilities (Note 12)	—
Net assets	$265,177

Net assets consist of:
Paid in capital	$2,044,972
Total distributable earnings (loss)	(1,779,795)
Net assets	$265,177
Capital shares outstanding	4,416
Net asset value per share	$60.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$6,156
Interest	3,078
Total investment income	9,234

Expenses:
Management fees	3,215
Investor service fees	893
Transfer agent and administrative fees	893
Professional fees	669
Portfolio accounting fees	357
Trustees’ fees*	93
Custodian fees	89
Miscellaneous	522
Total expenses	6,731
Less:
Expenses waived by Adviser	(278)
Net expenses	6,453
Net investment income	2,781

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(19)
Investments in affiliated issuers	(630)
Swap agreements	(62,056)
Futures contracts	(35,574)
Net realized loss	(98,279)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	345
Swap agreements	3,078
Futures contracts	661
Net change in unrealized appreciation (depreciation)	4,084
Net realized and unrealized loss	(94,195)
Net decrease in net assets resulting from operations	$(91,414)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,781	$1,261
Net realized loss on investments	(98,279)	(28,926)
Net change in unrealized appreciation (depreciation) on investments	4,084	(4,997)
Net decrease in net assets resulting from operations	(91,414)	(32,662)

Distributions to shareholders	(1,261)	—

Capital share transactions:
Proceeds from sale of shares	2,723,707	5,179,494
Distributions reinvested	1,261	—
Cost of shares redeemed	(3,012,184)	(4,679,265)
Net increase (decrease) from capital share transactions	(287,216)	500,229
Net increase (decrease) in net assets	(379,891)	467,567

Net assets:
Beginning of year	645,068	177,501
End of year	$265,177	$645,068

Capital share activity:
Shares sold	41,564	74,967
Shares issued from reinvestment of distributions	20	—
Shares redeemed	(45,693)	(69,044)
Net increase (decrease) in shares	(4,109)	5,923

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$75.67	$68.22	$78.92	$97.61	$98.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.35	(.16)	(.26)	(1.38)
Net gain (loss) on investments (realized and unrealized)	(15.87)	7.10 [f]	(10.54)	(18.43)	.30
Total from investment operations	(15.36)	7.45	(10.70)	(18.69)	(1.08)
Less distributions from:
Net investment income	(.26)	—	—	—	—
Total distributions	(.26)	—	—	—	—
Net asset value, end of period	$60.05	$75.67	$68.22	$78.92	$97.61

Total Return[b]	(20.31%)	10.90%	(13.55%)	(19.13%)	(1.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$265	$645	$178	$380	$611
Ratios to average net assets:
Net investment income (loss)	0.78%	0.51%	(0.22%)	(0.82%)	(1.46%)
Total expenses[c]	1.88%	1.77%	1.76%	1.71%	1.66%
Net expenses[d]	1.81%	1.77%	1.76%	1.71%	1.66%
Portfolio turnover rate	185%	404%	111%	565%	220%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 47.15%, while the Russell 2000 Index returned 25.52% over the same time period.

The Information Technology, Health Care, and Industrials sectors contributed the most to performance of the underlying index during the year. The Energy sector was the only detractor from performance of the underlying index for the year.

Array BioPharma, Inc., Medicines Co., and Arrowhead Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Green Dot Corp. — Class A, Merit Medical Systems, Inc., and Peabody Energy Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	24.7%
Guggenheim Strategy Fund II	16.9%
Total	41.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	47.15%	10.46%	17.37%
Russell 2000 Index	25.52%	9.64%	13.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	December 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS†††,1 - 0.0%
Omthera Pharmaceuticals, Inc.*	10	$—
Tobira Therapeutics, Inc.*	7	—
A Schulman, Inc.*	20	—
Nexstar Media Group, Inc.*	207	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 41.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	95,973	954,930
Guggenheim Strategy Fund II2	26,507	655,774
Total Mutual Funds
(Cost $1,612,891)		1,610,704

	Face Amount
U.S. TREASURY BILLS†† - 7.1%
U.S. Treasury Bills
1.54% due 01/14/20[3,5]	$250,000	249,877
1.49% due 01/14/20[3,5]	25,000	24,988
Total U.S. Treasury Bills
(Cost $274,847)		274,865

REPURCHASE AGREEMENTS††,4 - 52.0%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[5]	1,225,718	1,225,718
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[5]	395,228	395,228
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[5]	395,228	395,228
Total Repurchase Agreements
(Cost $2,016,174)		2,016,174

Total Investments - 100.7%
(Cost $3,903,912)		$3,901,743
Other Assets & Liabilities, net - (0.7)%		(27,220)
Total Net Assets - 100.0%		$3,874,523

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	7	Mar 2020	$584,430	$1,302

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.60% (1 Week USD LIBOR)	At Maturity	01/31/20	1,800	$3,002,770	$7,773
BNP Paribas	Russell 2000 Index	1.90% (1 Month USD LIBOR + 0.10%)	At Maturity	01/28/20	1,572	2,622,700	(8,901)
Goldman Sachs International	Russell 2000 Index	1.85% (1 Week USD LIBOR + 0.25%)	At Maturity	01/28/20	1,621	2,703,805	(11,661)
						$8,329,275	$(12,789)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	1,610,704	—	—		1,610,704
U.S. Treasury Bills	—	274,865	—		274,865
Repurchase Agreements	—	2,016,174	—		2,016,174
Equity Futures Contracts**	1,302	—	—		1,302
Equity Index Swap Agreements**	—	7,773	—		7,773
Total Assets	$1,612,006	$2,298,812	$—		$3,910,818

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$20,562	$—	$20,562

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$448,611	$3,399,313	$(3,190,000)	$(2,320)	$170	$655,774	26,507	$24,330
Guggenheim Ultra Short Duration Fund — Institutional Class	459,770	4,220,058	(3,725,000)	571	(469)	954,930	95,973	20,063
	$908,381	$7,619,371	$(6,915,000)	$(1,749)	$(299)	$1,610,704		$44,393

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $274,847)	$274,865
Investments in affiliated issuers, at value (cost $1,612,891)	1,610,704
Repurchase agreements, at value (cost $2,016,174)	2,016,174
Segregated cash with broker	5,496
Unrealized appreciation on OTC swap agreements	7,773
Receivables:
Dividends	3,818
Swap settlement	1,812
Variation margin on futures contracts	1,302
Interest	85
Total assets	3,922,029

Liabilities:
Unrealized depreciation on OTC swap agreements	20,562
Payable for:
Fund shares redeemed	10,297
Securities purchased	3,900
Management fees	2,627
Transfer agent and administrative fees	795
Investor service fees	795
Portfolio accounting fees	318
Trustees’ fees*	51
Miscellaneous	8,161
Total liabilities	47,506
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,874,523

Net assets consist of:
Paid in capital	$4,172,074
Total distributable earnings (loss)	(297,551)
Net assets	$3,874,523
Capital shares outstanding	16,488
Net asset value per share	$234.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$44,393
Interest	29,996
Income from securities lending, net	1
Total investment income	74,390

Expenses:
Management fees	27,114
Investor service fees	7,532
Transfer agent and administrative fees	7,532
Professional fees	9,242
Portfolio accounting fees	3,013
Trustees’ fees*	1,128
Custodian fees	869
Line of credit fees	6
Miscellaneous	1,483
Total expenses	57,919
Less:
Expenses waived by Adviser	(2,002)
Net expenses	55,917
Net investment income	18,473

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,131
Investments in affiliated issuers	(1,749)
Swap agreements	464,299
Futures contracts	12,445
Net realized gain	487,126
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,035)
Investments in affiliated issuers	(299)
Swap agreements	(51,645)
Futures contracts	12,312
Net change in unrealized appreciation (depreciation)	(46,667)
Net realized and unrealized gain	440,459
Net increase in net assets resulting from operations	$458,932

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,473	$16,911
Net realized gain (loss) on investments	487,126	(623,839)
Net change in unrealized appreciation (depreciation) on investments	(46,667)	(99,825)
Net increase (decrease) in net assets resulting from operations	458,932	(706,753)

Distributions to shareholders	(17,289)	(567,824)

Capital share transactions:
Proceeds from sale of shares	36,929,861	138,484,712
Distributions reinvested	17,289	567,824
Cost of shares redeemed	(35,204,749)	(143,127,280)
Net increase (decrease) from capital share transactions	1,742,401	(4,074,744)
Net increase (decrease) in net assets	2,184,044	(5,349,321)

Net assets:
Beginning of year	1,690,479	7,039,800
End of year	$3,874,523	$1,690,479

Capital share activity:
Shares sold	176,687	548,261
Shares issued from reinvestment of distributions	81	2,192
Shares redeemed	(170,815)	(569,919)
Net increase (decrease) in shares	5,953	(19,466)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$160.46	$234.65	$192.92	$139.69	$180.03
Income (loss) from investment operations:
Net investment income (loss)[a]	1.27	.70	(.79)	(1.11)	(1.73)
Net gain (loss) on investments (realized and unrealized)	74.31	(54.40)	50.24	54.34	(17.40)
Total from investment operations	75.58	(53.70)	49.45	53.23	(19.13)
Less distributions from:
Net investment income	(1.05)	—	—	—	—
Net realized gains	—	(20.49)	(7.72)	—	(21.21)
Total distributions	(1.05)	(20.49)	(7.72)	—	(21.21)
Net asset value, end of period	$234.99	$160.46	$234.65	$192.92	$139.69

Total Return[b]	47.15%	(26.21%)	26.26%	38.11%	(13.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,875	$1,690	$7,040	$5,747	$2,770
Ratios to average net assets:
Net investment income (loss)	0.61%	0.28%	(0.38%)	(0.74%)	(1.00%)
Total expenses[c]	1.92%	1.82%	1.80%	1.77%	1.70%
Net expenses[d]	1.86%	1.82%	1.80%	1.77%	1.70%
Portfolio turnover rate	510%	625%	525%	1,125%	327%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 35.36%, while the Russell 2000 Index returned 25.52% over the same time period.

The Information Technology, Health Care, and Industrials sectors contributed the most to performance of the underlying index during the year. The Energy sector was the only detractor from performance of the underlying index for the year.

Array BioPharma, Inc., Medicines Co., and Arrowhead Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Green Dot Corp. — Class A, Merit Medical Systems, Inc., and Peabody Energy Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	33.7%
Guggenheim Strategy Fund II	23.4%
Total	57.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	35.36%	9.15%	14.24%
Russell 2000 Index	25.52%	9.64%	13.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS†††,1 - 0.0%
Tobira Therapeutics, Inc.*	8	$—
Nexstar Media Group, Inc.*	132	—
Omthera Pharmaceuticals, Inc.*	37	—
A Schulman, Inc.*	18	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 57.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	180,754	1,798,499
Guggenheim Strategy Fund II2	50,595	1,251,714
Total Mutual Funds
(Cost $3,054,390)		3,050,213

	Face Amount
U.S. TREASURY BILLS†† - 9.9%
U.S. Treasury Bills
1.50% due 01/14/20[3,6]	$530,000	529,741
Total U.S. Treasury Bills
(Cost $529,708)		529,741

FEDERAL AGENCY NOTES†† - 4.7%
Federal Farm Credit Bank
1.95% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	250,000	250,491
Total Federal Agency Notes
(Cost $250,000)		250,491

REPURCHASE AGREEMENTS††,5 - 38.1%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[6]	1,237,977	1,237,977
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[6]	399,181	399,181
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[6]	399,180	399,180
Total Repurchase Agreements
(Cost $2,036,338)		2,036,338

Total Investments - 109.8%
(Cost $5,870,436)		$5,866,783
Other Assets & Liabilities, net - (9.8)%		(521,893)
Total Net Assets - 100.0%		$5,344,890

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.60% (1 Week USD LIBOR)	At Maturity	01/31/20	3,147	$5,250,350	$13,591
BNP Paribas	Russell 2000 Index	1.90% (1 Month USD LIBOR + 0.10%)	At Maturity	01/28/20	759	1,266,961	(3,363)
Goldman Sachs International	Russell 2000 Index	1.85% (1 Week USD LIBOR + 0.25%)	At Maturity	01/28/20	923	1,539,178	(8,488)
						$8,056,489	$1,740

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	3,050,213	—	—		3,050,213
U.S. Treasury Bills	—	529,741	—		529,741
Federal Agency Notes	—	250,491	—		250,491
Repurchase Agreements	—	2,036,338	—		2,036,338
Equity Index Swap Agreements**	—	13,591	—		13,591
Total Assets	$3,050,213	$2,830,161	$—		$5,880,374

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$11,851	$—	$11,851

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,998,839	$1,353,326	$(2,095,000)	$(9,147)	$3,696	$1,251,714	50,595	$53,501
Guggenheim Ultra Short Duration Fund — Institutional Class	1,893,534	3,096,679	(3,190,000)	(7,623)	5,909	1,798,499	180,754	46,795
	$3,892,373	$4,450,005	$(5,285,000)	$(16,770)	$9,605	$3,050,213		$100,296

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $779,708)	$780,232
Investments in affiliated issuers, at value (cost $3,054,390)	3,050,213
Repurchase agreements, at value (cost $2,036,338)	2,036,338
Segregated cash with broker	3,626
Unrealized appreciation on OTC swap agreements	13,591
Receivables:
Dividends	6,029
Fund shares sold	2,712
Interest	328
Total assets	5,893,069

Liabilities:
Unrealized depreciation on OTC swap agreements	11,851
Payable for:
Fund shares redeemed	498,314
Swap settlement	9,067
Securities purchased	6,184
Management fees	3,781
Transfer agent and administrative fees	1,153
Investor service fees	1,153
Portfolio accounting fees	461
Trustees’ fees*	101
Miscellaneous	16,114
Total liabilities	548,179
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,344,890

Net assets consist of:
Paid in capital	$5,209,168
Total distributable earnings (loss)	135,722
Net assets	$5,344,890
Capital shares outstanding	68,577
Net asset value per share	$77.94

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1)	$3,304
Dividends from securities of affiliated issuers	100,296
Interest	45,469
Income from securities lending, net	79
Total investment income	149,148

Expenses:
Management fees	55,255
Investor service fees	15,349
Transfer agent and administrative fees	15,349
Professional fees	14,449
Portfolio accounting fees	6,139
Trustees’ fees*	1,985
Custodian fees	1,382
Line of credit fees	10
Miscellaneous	8,075
Total expenses	117,993
Less:
Expenses waived by Adviser	(4,623)
Net expenses	113,370
Net investment income	35,778

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	111,615
Investments in affiliated issuers	(16,770)
Swap agreements	1,790,024
Futures contracts	7,847
Net realized gain	1,892,716
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34,638)
Investments in affiliated issuers	9,605
Swap agreements	(116,269)
Futures contracts	44,040
Net change in unrealized appreciation (depreciation)	(97,262)
Net realized and unrealized gain	1,795,454
Net increase in net assets resulting from operations	$1,831,232

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,778	$43,568
Net realized gain (loss) on investments	1,892,716	(1,774,980)
Net change in unrealized appreciation (depreciation) on investments	(97,262)	(223,242)
Net increase (decrease) in net assets resulting from operations	1,831,232	(1,954,654)

Distributions to shareholders	—	(457,521)

Capital share transactions:
Proceeds from sale of shares	22,821,308	44,616,756
Distributions reinvested	—	457,521
Cost of shares redeemed	(25,780,443)	(45,258,875)
Net decrease from capital share transactions	(2,959,135)	(184,598)
Net decrease in net assets	(1,127,903)	(2,596,773)

Net assets:
Beginning of year	6,472,793	9,069,566
End of year	$5,344,890	$6,472,793

Capital share activity:
Shares sold	328,788	589,674
Shares issued from reinvestment of distributions	—	5,585
Shares redeemed	(372,633)	(604,439)
Net decrease in shares	(43,845)	(9,180)

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$57.58	$74.58	$64.03	$49.10	$53.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.34	(.14)	(.38)	(.46)
Net gain (loss) on investments (realized and unrealized)	19.95	(13.90)	12.71	15.31	(4.43)
Total from investment operations	20.36	(13.56)	12.57	14.93	(4.89)
Less distributions from:
Net realized gains	—	(3.44)	(2.02)	—	—
Total distributions	—	(3.44)	(2.02)	—	—
Net asset value, end of period	$77.94	$57.58	$74.58	$64.03	$49.10

Total Return[b]	35.36%	(19.57%)	20.01%	30.41%	(9.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,345	$6,473	$9,070	$9,759	$6,342
Ratios to average net assets:
Net investment income (loss)	0.58%	0.45%	(0.21%)	(0.74%)	(0.84%)
Total expenses[c]	1.92%	1.82%	1.80%	1.77%	1.70%
Net expenses[d]	1.85%	1.81%	1.80%	1.77%	1.70%
Portfolio turnover rate	127%	268%	234%	1,198%	406%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -20.62% while the Russell 2000 Index returned 25.52% over the same time period.

The Information Technology, Health Care, and Industrials sectors contributed the most to performance of the underlying index during the year. The Energy sector was the only detractor from performance of the underlying index for the year.

Array BioPharma, Inc., Medicines Co., and Arrowhead Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. Green Dot Corp. — Class A, Merit Medical Systems, Inc., and Peabody Energy Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	26.9%
Guggenheim Strategy Fund II	25.1%
Total	52.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(20.62%)	(9.44%)	(14.45%)
Russell 2000 Index	25.52%	9.64%	13.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	16,554	$164,715
Guggenheim Strategy Fund II1	6,201	153,407
Total Mutual Funds
(Cost $318,051)		318,122

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 8.6%
Federal Farm Credit Bank
1.56% due 08/21/20[2]	$53,000	52,467
Total Federal Agency Discount Notes
(Cost $52,465)		52,467

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	4,000	3,994
Total U.S. Treasury Bills
(Cost $3,994)		3,994

REPURCHASE AGREEMENTS††,4 - 41.1%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[5]	153,091	153,091
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[5]	49,364	49,364
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[5]	49,363	49,363
Total Repurchase Agreements
(Cost $251,818)		251,818

Total Investments - 102.3%
(Cost $626,328)		$626,401
Other Assets & Liabilities, net - (2.3)%		(14,128)
Total Net Assets - 100.0%		$612,273

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	1	Mar 2020	$83,490	$(1,656)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(1.55%) (1 Week USD LIBOR - 0.05%)	At Maturity	01/28/20	181	$302,472	$1,667
BNP Paribas	Russell 2000 Index	(1.40%) (1 Month USD LIBOR - 0.40%)	At Maturity	01/28/20	71	118,152	651
Barclays Bank plc	Russell 2000 Index	(1.10%) (1 Week USD LIBOR - 0.50%)	At Maturity	01/31/20	75	125,694	(325)
						$546,318	$1,993

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$318,122	$—	$—	$318,122
Federal Agency Discount Notes	—	52,467	—	52,467
U.S. Treasury Bills	—	3,994	—	3,994
Repurchase Agreements	—	251,818	—	251,818
Equity Index Swap Agreements**	—	2,318	—	2,318
Total Assets	$318,122	$310,597	$—	$628,719

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,656	$—	$—	$1,656
Equity Index Swap Agreements**	—	325	—	325
Total Liabilities	$1,656	$325	$—	$1,981

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,209,164	$555,693	$(1,610,000)	$(4,367)	$2,917	$153,407	6,201	$10,834
Guggenheim Ultra Short Duration Fund — Institutional Class	1,060,232	694,616	(1,590,000)	(676)	543	164,715	16,554	9,720
	$2,269,396	$1,250,309	$(3,200,000)	$(5,043)	$3,460	$318,122		$20,554

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $56,459)	$56,461
Investments in affiliated issuers, at value (cost $318,051)	318,122
Repurchase agreements, at value (cost $251,818)	251,818
Unrealized appreciation on OTC swap agreements	2,318
Receivables:
Dividends	754
Swap settlement	148
Interest	11
Total assets	629,632

Liabilities:
Unrealized depreciation on OTC swap agreements	325
Payable for:
Fund shares redeemed	12,354
Professional fees	1,756
Securities purchased	770
Management fees	468
Transfer agent and administrative fees	143
Investor service fees	143
Variation margin on futures contracts	70
Portfolio accounting fees	57
Trustees’ fees*	19
Miscellaneous	1,254
Total liabilities	17,359
Commitments and contingent liabilities (Note 12)	—
Net assets	$612,273

Net assets consist of:
Paid in capital	$7,450,678
Total distributable earnings (loss)	(6,838,405)
Net assets	$612,273
Capital shares outstanding	11,377
Net asset value per share	$53.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$20,554
Interest	10,981
Total investment income	31,535

Expenses:
Management fees	10,879
Investor service fees	3,022
Transfer agent and administrative fees	3,022
Professional fees	1,434
Portfolio accounting fees	1,209
Printing fees	667
Trustees’ fees*	349
Custodian fees	194
Miscellaneous	2,508
Total expenses	23,284
Less:
Expenses waived by Adviser	(967)
Net expenses	22,317
Net investment income	9,218

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5
Investments in affiliated issuers	(5,043)
Swap agreements	(494,658)
Futures contracts	(2,650)
Net realized loss	(502,346)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	3,460
Swap agreements	53,681
Futures contracts	(7,152)
Net change in unrealized appreciation (depreciation)	50,004
Net realized and unrealized loss	(452,342)
Net decrease in net assets resulting from operations	$(443,124)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,218	$7,165
Net realized gain (loss) on investments	(502,346)	261,341
Net change in unrealized appreciation (depreciation) on investments	50,004	(59,370)
Net increase (decrease) in net assets resulting from operations	(443,124)	209,136

Distributions to shareholders	(7,165)	—

Capital share transactions:
Proceeds from sale of shares	15,962,630	22,485,357
Distributions reinvested	7,165	—
Cost of shares redeemed	(18,689,264)	(19,835,857)
Net increase (decrease) from capital share transactions	(2,719,469)	2,649,500
Net increase (decrease) in net assets	(3,169,758)	2,858,636

Net assets:
Beginning of year	3,782,031	923,395
End of year	$612,273	$3,782,031

Capital share activity:
Shares sold	269,058	376,275
Shares issued from reinvestment of distributions	125	—
Shares redeemed	(313,193)	(335,916)
Net increase (decrease) in shares	(44,010)	40,359

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$68.28	$61.44	$71.04	$89.12	$89.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.31	(.51)	(.35)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(14.50)	6.53	(9.09)	(17.73)	1.31
Total from investment operations	(14.04)	6.84	(9.60)	(18.08)	.11
Less distributions from:
Net investment income	(.42)	—	—	—	—
Total distributions	(.42)	—	—	—	—
Net asset value, end of period	$53.82	$68.28	$61.44	$71.04	$89.12

Total Return[b]	(20.62%)	11.13%	(13.49%)	(20.28%)	0.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$612	$3,782	$923	$12,310	$6,949
Ratios to average net assets:
Net investment income (loss)	0.76%	0.51%	(0.74%)	(1.14%)	(1.39%)
Total expenses[c]	1.93%	1.83%	1.80%	1.75%	1.71%
Net expenses[d]	1.85%	1.82%	1.80%	1.75%	1.71%
Portfolio turnover rate	164%	287%	445%	1,160%	452%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 47.47% while the Dow Jones Industrial Average Index returned 25.34% over the same time period.

The Information Technology, Financials, and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. No sector detracted from performance of the underlying index for the year.

Apple, Inc., Goldman Sachs Group, Inc., and Visa, Inc. — Class A contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were 3M Co., Walgreen Boots Alliance, Inc., and Pfizer, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

108 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	35.3%
Guggenheim Strategy Fund II	28.8%
Boeing Co.	1.2%
UnitedHealth Group, Inc.	1.1%
Apple, Inc.	1.1%
Goldman Sachs Group, Inc.	0.8%
Home Depot, Inc.	0.8%
McDonald’s Corp.	0.7%
Visa, Inc. — Class A	0.7%
3M Co.	0.6%
Top Ten Total	71.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	47.47%	20.21%	22.48%
Dow Jones Industrial Average Index	25.34%	12.59%	13.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2019
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 15.2%

Financial - 3.0%
Goldman Sachs Group, Inc.	562	$129,221
Visa, Inc. — Class A	562	105,600
JPMorgan Chase & Co.	562	78,343
Travelers Companies, Inc.	562	76,966
American Express Co.	562	69,963
Total Financial		460,093

Industrial - 2.9%
Boeing Co.	562	183,078
3M Co.	562	99,148
United Technologies Corp.	562	84,165
Caterpillar, Inc.	562	82,996
Total Industrial		449,387

Consumer, Non-cyclical - 2.7%
UnitedHealth Group, Inc.	562	165,217
Johnson & Johnson	562	81,979
Procter & Gamble Co.	562	70,194
Merck & Company, Inc.	562	51,114
Coca-Cola Co.	562	31,106
Pfizer, Inc.	562	22,019
Total Consumer, Non-cyclical		421,629

Consumer, Cyclical - 2.5%
Home Depot, Inc.	562	122,730
McDonald’s Corp.	562	111,057
Walmart, Inc.	562	66,788
NIKE, Inc. — Class B	562	56,936
Walgreens Boots Alliance, Inc.	562	33,135
Total Consumer, Cyclical		390,646

Technology - 2.3%
Apple, Inc.	562	165,031
Microsoft Corp.	562	88,627
International Business Machines Corp.	562	75,331
Intel Corp.	562	33,636
Total Technology		362,625

Communications - 0.9%
Walt Disney Co.	562	81,282
Verizon Communications, Inc.	562	34,507
Cisco Systems, Inc.	562	26,953
Total Communications		142,742

Energy - 0.7%
Chevron Corp.	562	67,727
Exxon Mobil Corp.	562	39,216
Total Energy		106,943

Basic Materials - 0.2%
Dow, Inc.	562	30,758

Total Common Stocks
(Cost $1,947,430)		2,364,823

MUTUAL FUNDS† - 64.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	550,362	5,476,105
Guggenheim Strategy Fund II1	180,546	4,466,704
Total Mutual Funds
(Cost $9,963,518)		9,942,809

	Face Amount
U.S. TREASURY BILLS†† - 10.7%
U.S. Treasury Bills
1.50% due 01/14/20[2,3]	$985,000	984,518
1.49% due 01/14/20[2,3]	350,000	349,829
1.54% due 01/14/20[2,3]	300,000	299,853
1.47% due 02/04/20[2,4]	36,000	35,949
Total U.S. Treasury Bills
(Cost $1,670,052)		1,670,149

REPURCHASE AGREEMENTS††,5 - 21.4%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[3]	2,016,525	2,016,525
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[3]	650,220	650,220
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[3]	650,221	650,221
Total Repurchase Agreements
(Cost $3,316,966)		3,316,966

Total Investments - 111.4%
(Cost $16,897,966)		$17,294,747
Other Assets & Liabilities, net - (11.4)%		(1,775,738)
Total Net Assets - 100.0%		$15,519,009

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	10	Mar 2020	$1,424,850	$(406)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.10% (1 Week USD LIBOR + 0.50%)	At Maturity	01/31/20	619	$17,674,464	$47,249
BNP Paribas	Dow Jones Industrial Average Index	2.30% (1 Month USD LIBOR + 0.50%)	At Maturity	01/28/20	335	9,551,682	(27,765)
						$27,226,146	$19,484

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,364,823	$—	$—	$2,364,823
Mutual Funds	9,942,809	—	—	9,942,809
U.S. Treasury Bills	—	1,670,149	—	1,670,149
Repurchase Agreements	—	3,316,966	—	3,316,966
Equity Index Swap Agreements**	—	47,249	—	47,249
Total Assets	$12,307,632	$5,034,364	$—	$17,341,996

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$406	$—	$—	$406
Equity Index Swap Agreements**	—	27,765	—	27,765
Total Liabilities	$406	$27,765	$—	$28,171

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,151,762	$2,630,969	$(2,300,000)	$(13,742)	$(2,285)	$4,466,704	180,546	$131,231
Guggenheim Ultra Short Duration Fund — Institutional Class	2,275,396	8,408,324	(5,200,000)	(7,695)	80	5,476,105	550,362	108,308
	$6,427,158	$11,039,293	$(7,500,000)	$(21,437)	$(2,205)	$9,942,809		$239,539

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $3,617,482)	$4,034,972
Investments in affiliated issuers, at value (cost $9,963,518)	9,942,809
Repurchase agreements, at value (cost $3,316,966)	3,316,966
Unrealized appreciation on OTC swap agreements	47,249
Cash	16
Receivables:
Dividends	19,114
Fund shares sold	9,317
Interest	138
Total assets	17,370,581

Liabilities:
Unrealized depreciation on OTC swap agreements	27,765
Payable for:
Securities purchased	1,523,783
Fund shares redeemed	209,419
Swap settlement	23,474
Management fees	12,011
Transfer agent and administrative fees	3,649
Investor service fees	3,649
Portfolio accounting fees	1,459
Variation margin on futures contracts	406
Trustees’ fees*	269
Miscellaneous	45,688
Total liabilities	1,851,572
Commitments and contingent liabilities (Note 12)	—
Net assets	$15,519,009

Net assets consist of:
Paid in capital	$13,608,044
Total distributable earnings (loss)	1,910,965
Net assets	$15,519,009
Capital shares outstanding	94,987
Net asset value per share	$163.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$85,223
Dividends from securities of affiliated issuers	239,539
Interest	72,976
Total investment income	397,738

Expenses:
Management fees	143,879
Transfer agent and administrative fees	39,967
Investor service fees	39,967
Professional fees	28,436
Portfolio accounting fees	15,986
Trustees’ fees*	3,947
Custodian fees	2,961
Line of credit fees	29
Miscellaneous	29,881
Total expenses	305,053
Less:
Expenses waived by Adviser	(10,706)
Net expenses	294,347
Net investment income	103,391

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	532,664
Investments in affiliated issuers	(21,437)
Swap agreements	5,176,884
Futures contracts	544,361
Net realized gain	6,232,472
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	270,535
Investments in affiliated issuers	(2,205)
Swap agreements	(164,496)
Futures contracts	77,548
Net change in unrealized appreciation (depreciation)	181,382
Net realized and unrealized gain	6,413,854
Net increase in net assets resulting from operations	$6,517,245

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$103,391	$111,188
Net realized gain (loss) on investments	6,232,472	(2,619,591)
Net change in unrealized appreciation (depreciation) on investments	181,382	(289,075)
Net increase (decrease) in net assets resulting from operations	6,517,245	(2,797,478)

Distributions to shareholders	(111,188)	(3,676,566)

Capital share transactions:
Proceeds from sale of shares	79,655,407	97,491,839
Distributions reinvested	111,188	3,676,566
Cost of shares redeemed	(84,863,093)	(103,803,896)
Net decrease from capital share transactions	(5,096,498)	(2,635,491)
Net increase (decrease) in net assets	1,309,559	(9,109,535)

Net assets:
Beginning of year	14,209,450	23,318,985
End of year	$15,519,009	$14,209,450

Capital share activity:
Shares sold	564,560	642,512
Shares issued from reinvestment of distributions	742	27,641
Shares redeemed	(597,755)	(678,730)
Net decrease in shares	(32,453)	(8,577)

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$111.50	$171.44	$110.08	$84.22	$112.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	1.01	.25	.06	(.06)
Net gain (loss) on investments (realized and unrealized)	51.94	(18.55)	63.43	25.80	(2.89)
Total from investment operations	52.85	(17.54)	63.68	25.86	(2.95)
Less distributions from:
Net investment income	(.97)	(.36)	(.06)	—	—
Net realized gains	—	(42.04)	(2.26)	—	(25.43)
Total distributions	(.97)	(42.40)	(2.32)	—	(25.43)
Net asset value, end of period	$163.38	$111.50	$171.44	$110.08	$84.22

Total Return[b]	47.47%	(14.23%)	58.51%	30.72%	(4.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,519	$14,209	$23,319	$16,510	$21,905
Ratios to average net assets:
Net investment income (loss)	0.65%	0.65%	0.18%	0.07%	(0.06%)
Total expenses[c]	1.91%	1.80%	1.81%	1.77%	1.72%
Net expenses[d]	1.84%	1.80%	1.81%	1.77%	1.72%
Portfolio turnover rate	256%	362%	256%	361%	212%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -36.08% while the Dow Jones Industrial Average Index returned 25.34% over the same time period.

The Information Technology, Financials, and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. No sector detracted from performance of the underlying index for the year.

Apple, Inc., Goldman Sachs Group, Inc., and Visa, Inc. — Class A contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were 3M Co., Walgreens Boots Alliance, Inc., and Pfizer, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results..

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	21.5%
Total	44.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(36.08%)	(23.85%)	(26.78%)
Dow Jones Industrial Average Index	25.34%	12.59%	13.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE DOW 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 44.5%
Guggenheim Strategy Fund II1	30,396	$752,002
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	70,751	703,973
Total Mutual Funds
(Cost $1,457,859)		1,455,975

	Face Amount
U.S. TREASURY BILLS†† - 19.8%
U.S. Treasury Bills
1.49% due 01/14/20[2,3]	$650,000	649,682
Total U.S. Treasury Bills
(Cost $649,651)		649,682

REPURCHASE AGREEMENTS††,4 - 37.3%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[2]	743,571	743,571
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[2]	239,761	239,761
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[2]	239,761	239,761
Total Repurchase Agreements
(Cost $1,223,093)		1,223,093

Total Investments - 101.6%
(Cost $3,330,603)		$3,328,750
Other Assets & Liabilities, net - (1.6)%		(53,518)
Total Net Assets - 100.0%		$3,275,232

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	5	Mar 2020	$712,425	$(1,726)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	(1.80)% (1 Month USD LIBOR)	At Maturity	01/28/20	99	$2,820,346	$8,203
Barclays Bank plc	Dow Jones Industrial Average Index	(1.85)% (1 Week USD LIBOR + 0.25%)	At Maturity	01/31/20	106	3,017,543	(8,072)
						$5,837,889	$131

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,455,975	$—	$—	$1,455,975
U.S. Treasury Bills	—	649,682	—	649,682
Repurchase Agreements	—	1,223,093	—	1,223,093
Equity Index Swap Agreements**	—	8,203	—	8,203
Total Assets	$1,455,975	$1,880,978	$—	$3,336,953

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,726	$—	$—	$1,726
Equity Index Swap Agreements**	—	8,072	—	8,072
Total Liabilities	$1,726	$8,072	$—	$9,798

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$649,397	$3,073,204	$(2,970,000)	$(1,998)	$1,399	$752,002	30,396	$23,254
Guggenheim Ultra Short Duration Fund — Institutional Class	447,159	4,270,989	(4,015,000)	(788)	1,613	703,973	70,751	21,003
	$1,096,556	$7,344,193	$(6,985,000)	$(2,786)	$3,012	$1,455,975		$44,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $649,651)	$649,682
Investments in affiliated issuers, at value (cost $1,457,859)	1,455,975
Repurchase agreements, at value (cost $1,223,093)	1,223,093
Cash	714
Segregated cash with broker	25,000
Unrealized appreciation on OTC swap agreements	8,203
Receivables:
Dividends	3,154
Swap settlement	1,603
Interest	51
Total assets	3,367,475

Liabilities:
Unrealized depreciation on OTC swap agreements	8,072
Payable for:
Fund shares redeemed	64,396
Securities purchased	3,229
Management fees	2,463
Variation margin on futures contracts	2,135
Transfer agent and administrative fees	749
Investor service fees	749
Portfolio accounting fees	300
Trustees’ fees*	60
Miscellaneous	10,090
Total liabilities	92,243
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,275,232

Net assets consist of:
Paid in capital	$22,196,104
Total distributable earnings (loss)	(18,920,872)
Net assets	$3,275,232
Capital shares outstanding	125,003
Net asset value per share	$26.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$44,257
Interest	42,351
Total investment income	86,608

Expenses:
Management fees	32,286
Investor service fees	8,968
Transfer agent and administrative fees	8,968
Professional fees	6,275
Portfolio accounting fees	3,587
Trustees’ fees*	942
Custodian fees	634
Line of credit fees	4
Miscellaneous	7,051
Total expenses	68,715
Less:
Expenses waived by Adviser	(2,157)
Net expenses	66,558
Net investment income	20,050

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	110
Investments in affiliated issuers	(2,786)
Swap agreements	(1,417,906)
Futures contracts	(14,987)
Net realized loss	(1,435,569)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	65
Investments in affiliated issuers	3,012
Swap agreements	31,121
Futures contracts	(1,726)
Net change in unrealized appreciation (depreciation)	32,472
Net realized and unrealized loss	(1,403,097)
Net decrease in net assets resulting from operations	$(1,383,047)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,050	$22,977
Net realized gain (loss) on investments	(1,435,569)	1,044,324
Net change in unrealized appreciation (depreciation) on investments	32,472	(53,383)
Net increase (decrease) in net assets resulting from operations	(1,383,047)	1,013,918

Capital share transactions:
Proceeds from sale of shares	57,014,446	56,638,059
Cost of shares redeemed	(54,477,965)	(59,229,156)
Net increase (decrease) from capital share transactions	2,536,481	(2,591,097)
Net increase (decrease) in net assets	1,153,434	(1,577,179)

Net assets:
Beginning of year	2,121,798	3,698,977
End of year	$3,275,232	$2,121,798

Capital share activity:
Shares sold	1,672,865	1,570,062
Shares redeemed	(1,599,621)	(1,609,825)
Net increase (decrease) in shares	73,244	(39,763)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$40.99	$40.42	$66.22	$94.11	$102.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.25	(.32)	(.25)	(1.50)
Net gain (loss) on investments (realized and unrealized)	(14.97)	.32	(25.48)	(27.64)	(6.77)
Total from investment operations	(14.79)	.57	(25.80)	(27.89)	(8.27)
Net asset value, end of period	$26.20	$40.99	$40.42	$66.22	$94.11

Total Return[b]	(36.08%)	1.43%	(38.95%)	(29.65%)	(8.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,275	$2,122	$3,699	$3,403	$5,057
Ratios to average net assets:
Net investment income (loss)	0.56%	0.67%	(0.58%)	(0.84%)	(1.52%)
Total expenses[c]	1.92%	1.81%	1.81%	1.77%	1.72%
Net expenses[d]	1.86%	1.80%	1.81%	1.77%	1.72%
Portfolio turnover rate	427%	524%	915%	642%	270%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, the Government Long Bond 1.2x Strategy Fund returned 16.78%.

The Price Movement of Long Treasury Bond was 13.19% for 2019.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index was 14.83%.

As prices of long-term Treasury bonds rose over 2019, their yields fell, from 3.02% to 2.39%. Robust institutional buying was driven by improving economic fundamentals, yield-starved foreign demand, and the secular decline in inflation. The buying led to an inversion of the 2-year/10-year yield curve in August, which was accompanied by the rate on the 30-year U.S. Treasury Bond sinking to an all-time low, at 1.90%.

With a series of mid-cycle rate cuts from the U.S. Federal Reserve (“Fed”), along with easing measures from other central banks, fears of a recession abated and the expansion continued. Weakness in manufacturing data bottomed out, the consumer remained in good shape, and the labor market showed extraordinary resilience. The recovery in the U.S. also helped drive a pickup in global economic activity. Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	40.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.9%
Guggenheim Strategy Fund II	10.8%
Total	63.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	16.78%	2.77%	7.32%
Price Movement of Long Treasury Bond**	13.19%	1.09%	3.72%
Bloomberg Barclays U.S. Long Treasury Index	14.83%	4.13%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 22.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	123,967	$1,233,472
Guggenheim Strategy Fund II1	45,093	1,115,601
Total Mutual Funds
(Cost $2,351,782)		2,349,073

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 40.6%
U.S. Treasury Bonds
2.38% due 11/15/49	$4,200,000	4,200,000
Total U.S. Government Securities
(Cost $4,244,835)		4,200,000

U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	282,000	281,617
Total U.S. Treasury Bills
(Cost $281,601)		281,617

REPURCHASE AGREEMENTS††,4 - 33.9%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	2,134,114	2,134,114
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	688,137	688,137
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	688,136	688,136
Total Repurchase Agreements
(Cost $3,510,387)		3,510,387

Total Investments - 99.9%
(Cost $10,388,605)		$10,341,077
Other Assets & Liabilities, net - 0.1%		11,989
Total Net Assets - 100.0%		$10,353,066

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	53	Mar 2020	$9,632,750	$(95,192)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,349,073	$—	$—	$2,349,073
U.S. Government Securities	—	4,200,000	—	4,200,000
U.S. Treasury Bills	—	281,617	—	281,617
Repurchase Agreements	—	3,510,387	—	3,510,387
Total Assets	$2,349,073	$7,992,004	$—	$10,341,077

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$95,192	$—	$—	$95,192

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,111,413	$3,709,733	$(5,700,000)	$(18,973)	$13,428	$1,115,601	45,093	$60,056
Guggenheim Ultra Short Duration Fund — Institutional Class	1,590,738	13,549,945	(13,900,000)	(12,769)	5,558	1,233,472	123,967	50,054
	$4,702,151	$17,259,678	$(19,600,000)	$(31,742)	$18,986	$2,349,073		$110,110

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $4,526,436)	$4,481,617
Investments in affiliated issuers, at value (cost $2,351,782)	2,349,073
Repurchase agreements, at value (cost $3,510,387)	3,510,387
Receivables:
Securities sold	100,000
Fund shares sold	35,241
Interest	13,647
Dividends	4,114
Total assets	10,494,079

Liabilities:
Payable for:
Variation margin on futures contracts	56,313
Fund shares redeemed	29,742
Professional fees	23,633
Printing fees	7,542
Management fees	5,288
Securities purchased	4,234
Investor service fees	2,773
Transfer agent and administrative fees	2,219
Portfolio accounting fees	1,109
Trustees’ fees*	265
Miscellaneous	7,895
Total liabilities	141,013
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,353,066

Net assets consist of:
Paid in capital	$20,156,034
Total distributable earnings (loss)	(9,802,968)
Net assets	$10,353,066
Capital shares outstanding	303,129
Net asset value per share	$34.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$110,110
Interest	308,117
Total investment income	418,227

Expenses:
Management fees	81,346
Investor service fees	40,673
Transfer agent and administrative fees	32,539
Professional fees	28,181
Portfolio accounting fees	16,269
Trustees’ fees*	3,656
Custodian fees	2,781
Line of credit fees	684
Miscellaneous	24,010
Total expenses	230,139
Less:
Expenses waived by Adviser	(4,823)
Net expenses	225,316
Net investment income	192,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,582,638
Investments in affiliated issuers	(31,742)
Futures contracts	1,234,320
Net realized gain	2,785,216
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(391,730)
Investments in affiliated issuers	18,986
Futures contracts	(597,338)
Net change in unrealized appreciation (depreciation)	(970,082)
Net realized and unrealized gain	1,815,134
Net increase in net assets resulting from operations	$2,008,045

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$192,911	$199,261
Net realized gain (loss) on investments	2,785,216	(1,208,479)
Net change in unrealized appreciation (depreciation) on investments	(970,082)	657,189
Net increase (decrease) in net assets resulting from operations	2,008,045	(352,029)

Distributions to shareholders	(192,415)	(219,788)

Capital share transactions:
Proceeds from sale of shares	243,488,670	246,354,128
Distributions reinvested	192,415	219,788
Cost of shares redeemed	(248,580,079)	(244,183,035)
Net increase (decrease) from capital share transactions	(4,898,994)	2,390,881
Net increase (decrease) in net assets	(3,083,364)	1,819,064

Net assets:
Beginning of year	13,436,430	11,617,366
End of year	$10,353,066	$13,436,430

Capital share activity:
Shares sold	7,334,753	8,395,631
Shares issued from reinvestment of distributions	5,919	7,557
Shares redeemed	(7,491,457)	(8,314,762)
Net increase (decrease) in shares	(150,785)	88,426

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$29.60	$31.79	$29.36	$29.73	$45.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.46	.38	.31	.32
Net gain (loss) on investments (realized and unrealized)	4.55	(2.16)	2.43	(.38)	(3.29)
Total from investment operations	4.94	(1.70)	2.81	(.07)	(2.97)
Less distributions from:
Net investment income	(.39)	(.46)	(.38)	(.30)	(.31)
Net realized gains	—	(.03)	—	—	(12.26)
Total distributions	(.39)	(.49)	(.38)	(.30)	(12.57)
Net asset value, end of period	$34.15	$29.60	$31.79	$29.36	$29.73

Total Return[b]	16.78%	(5.32%)	9.64%	(0.33%)	(5.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,353	$13,436	$11,617	$17,124	$17,372
Ratios to average net assets:
Net investment income (loss)	1.19%	1.58%	1.24%	0.93%	0.86%
Total expenses[c]	1.41%	1.32%	1.30%	1.25%	1.21%
Net expenses[d]	1.38%	1.32%	1.30%	1.25%	1.21%
Portfolio turnover rate	2,060%	2,292%	2,055%	1,386%	1,800%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2019, the Inverse Government Long Bond Strategy Fund returned -13.28%.

The Price Movement of Long Treasury Bond was 13.19% for 2019.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index, was 14.83%.

As prices of long-term Treasury bonds rose over 2019, their yields fell, from 3.02% to 2.39%. Robust institutional buying was driven by improving economic fundamentals, yield-starved foreign demand, and the secular decline in inflation. The buying led to an inversion of the 2-year/10-year yield curve in August, which was accompanied by the rate on the 30-year U.S. Treasury Bond sinking to an all-time low, at 1.90%.

With a series of mid-cycle rate cuts from the U.S. Federal Reserve (“Fed”), along with easing measures from other central banks, fears of a recession abated and the expansion continued. Weakness in manufacturing data bottomed out, the consumer remained in good shape, and the labor market showed extraordinary resilience. The recovery in the U.S. also helped drive a pickup in global economic activity. Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

130 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	24.5%
Guggenheim Strategy Fund II	22.2%
Total	46.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	(13.28%)	(4.70%)	(9.05%)
Price Movement of Long Treasury Bond**	13.19%	1.09%	3.72%
Bloomberg Barclays U.S. Long Treasury Index	14.83%	4.13%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	December 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 46.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	58,505	$582,120
Guggenheim Strategy Fund II1	21,404	529,529
Total Mutual Funds
(Cost $1,110,958)		1,111,649

	Face Amount
FEDERAL AGENCY NOTES†† - 5.3%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$125,000	125,000
Total Federal Agency Notes
(Cost $125,000)		125,000

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	31,000	30,958
Total U.S. Treasury Bills
(Cost $30,956)		30,958

REPURCHASE AGREEMENTS†† - 142.9%
Individual Repurchase Agreements[5]
Barclays Capital, Inc. issued 12/31/19 at 1.15% due 01/02/20 (secured by a U.S. Treasury Bond, at a rate of 2.38% and maturing 11/15/2049 as collateral, with a value of $1,714,493) to be repurchased at $1,680,982	1,680,875	1,680,875
Mizuho Financial Group, Inc. issued 12/31/19 at 1.25% due 01/02/20 (secured by a U.S. Treasury Bond, at a rate of 2.38% and maturing 11/15/2049 as collateral, with a value of $303,291) to be repurchased at $297,365	297,344	297,344

Joint Repurchase Agreements[6]
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	866,925	866,925
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	279,536	279,536
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	279,537	279,537
Total Repurchase Agreements
(Cost $3,404,217)		3,404,217

Total Investments - 196.2%
(Cost $4,671,131)		$4,671,824

U.S. Government Securities Sold Short†† - (84.0)%
U.S. Treasury Bond
2.38% due 11/15/49	2,000,000	(2,000,000)
Total U.S. Government Securities Sold Short
(Proceeds $2,040,379)		(2,000,000)
Other Assets & Liabilities, net - (12.2)%		(289,758)
Total Net Assets - 100.0%		$2,382,066

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	4	Mar 2020	$727,000	$23,267

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as short security collateral at December 31, 2019.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,111,649	$—	$—	$1,111,649
Federal Agency Notes	—	125,000	—	125,000
U.S. Treasury Bills	—	30,958	—	30,958
Repurchase Agreements	—	3,404,217	—	3,404,217
Interest Rate Futures Contracts**	23,267	—	—	23,267
Total Assets	$1,134,916	$3,560,175	$—	$4,695,091

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$2,000,000	$—	$2,000,000

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,467,994	$1,389,348	$(2,325,000)	$(3,869)	$1,056	$529,529	21,404	$29,499
Guggenheim Ultra Short Duration Fund — Institutional Class	1,452,530	1,604,899	(2,475,000)	(7,268)	6,959	582,120	58,505	25,026
	$2,920,524	$2,994,247	$(4,800,000)	$(11,137)	$8,015	$1,111,649		$54,525

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $155,956)	$155,958
Investments in affiliated issuers, at value (cost $1,110,958)	1,111,649
Repurchase agreements, at value (cost $3,404,217)	3,404,217
Receivables:
Variation margin on futures contracts	4,250
Dividends	3,060
Fund shares sold	794
Interest	310
Total assets	4,680,238

Liabilities:
Securities sold short, at value (proceeds $2,040,379)	2,000,000
Payable for:
Fund shares redeemed	278,367
Interest payable on short sales	6,133
Securities purchased	3,117
Management fees	1,950
Transfer agent and administrative fees	596
Investor service fees	596
Portfolio accounting fees	238
Trustees’ fees*	49
Miscellaneous	7,126
Total liabilities	2,298,172
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,382,066

Net assets consist of:
Paid in capital	$9,853,768
Total distributable earnings (loss)	(7,471,702)
Net assets	$2,382,066
Capital shares outstanding	27,936
Net asset value per share	$85.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$54,525
Interest	57,249
Total investment income	111,774

Expenses:
Management fees	26,595
Investor service fees	7,387
Transfer agent and administrative fees	7,387
Short interest expense	50,335
Professional fees	5,303
Portfolio accounting fees	2,955
Trustees’ fees*	921
Custodian fees	611
Miscellaneous	4,236
Total expenses	105,730
Less:
Expenses waived by Adviser	(2,463)
Net expenses	103,267
Net investment income	8,507

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	9
Investments in affiliated issuers	(11,137)
Investments sold short	(453,706)
Futures contracts	(186,020)
Net realized loss	(650,854)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	50
Investments in affiliated issuers	8,015
Investments sold short	193,676
Futures contracts	81,975
Net change in unrealized appreciation (depreciation)	283,716
Net realized and unrealized loss	(367,138)
Net decrease in net assets resulting from operations	$(358,631)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,507	$(29,356)
Net realized gain (loss) on investments	(650,854)	374,856
Net change in unrealized appreciation (depreciation) on investments	283,716	(213,288)
Net increase (decrease) in net assets resulting from operations	(358,631)	132,212

Capital share transactions:
Proceeds from sale of shares	31,903,197	42,664,602
Cost of shares redeemed	(33,588,425)	(43,047,030)
Net decrease from capital share transactions	(1,685,228)	(382,428)
Net decrease in net assets	(2,043,859)	(250,216)

Net assets:
Beginning of year	4,425,925	4,676,141
End of year	$2,382,066	$4,425,925

Capital share activity:
Shares sold	337,151	424,953
Shares redeemed	(354,225)	(429,298)
Net decrease in shares	(17,074)	(4,345)

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$98.33	$94.75	$104.00	$107.17	$108.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	(.64)	(1.88)	(.87)	(3.63)
Net gain (loss) on investments (realized and unrealized)	(13.32)	4.22	(7.37)	(2.30)	2.34
Total from investment operations	(13.06)	3.58	(9.25)	(3.17)	(1.29)
Net asset value, end of period	$85.27	$98.33	$94.75	$104.00	$107.17

Total Return[b]	(13.28%)	3.79%	(8.89%)	(2.94%)	(1.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,382	$4,426	$4,676	$3,821	$4,740
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.63%)	(1.89%)	(2.59%)	(3.39%)
Total expenses[c]	3.58%	4.31%	4.00%	3.65%	3.66%
Net expenses[d,e]	3.49%	4.30%	4.00%	3.65%	3.66%
Portfolio turnover rate	966%	907%	2,300%	1,384%	1,305%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2019	2018	2017	2016	2015
1.79%	1.75%	1.75%	1.72%	1.65%

[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2019, the High Yield Strategy Fund returned 13.84%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 14.32% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield market delivered strong performance in 2019 with four straight quarters of positive returns, more than offsetting the negative performance from the fourth quarter of 2018. There was little separation between sector returns except for the sizeable underperformance in Energy, with Consumer Cyclicals (+16.7%) and Consumer Non-Cyclicals (+15.8%) among the top performers. In terms of quality, CCC’s (+9.5%) underperformed higher quality bonds in BB’s (+15.5%) and B’s (+14.8%), signaling some investor resistance to owning lower quality bonds at this stage of the cycle.

Fundamental factors underlying the corporate sector are supportive of high yield bonds. Average leverage and interest coverage ratios remain strong coupled with stable corporate earnings. Notably, the trailing 12-month default rate in the ICE BofA Merrill Lynch High Yield Index increased to 2% driven by Energy issuers, but remains below the historical average near 4%. The default rate excluding energy remains steady at less than 1%. Despite a positive fundamental backdrop, the high yield market experienced bouts of volatility during the year on the back of concerns over trade, which added some uncertainty. However, fears of an economic slowdown decreased following a series of mid-cycle rate cuts from the U.S. Federal Reserve, along with easing measures from other central banks, coupled with progress on U.S.-China trade negations.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

138 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	21.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	19.5%
Total	40.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2019

	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	13.84%	5.97%	6.02%
Bloomberg Barclays U.S. Corporate High Yield Index	14.32%	6.13%	5.89%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2019
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.0%
iShares iBoxx High Yield Corporate Bond ETF	20	$1,758
SPDR Bloomberg Barclays High Yield Bond ETF	15	1,642
Total Exchange-Traded Funds
(Cost $2,949)		3,400

MUTUAL FUNDS† - 40.5%
Guggenheim Strategy Fund II1	89,122	2,204,880
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	206,174	2,051,428
Total Mutual Funds
(Cost $4,253,883)		4,256,308

	Face Amount
FEDERAL AGENCY NOTES†† - 1.0%
Federal Farm Credit Bank
1.95% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$100,000	100,197
Total Federal Agency Notes
(Cost $100,000)		100,197

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	41,000	40,944
Total U.S. Treasury Bills
(Cost $40,942)		40,944

REPURCHASE AGREEMENTS††,5 - 49.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[6]	3,174,276	3,174,276
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[6]	1,023,533	1,023,533
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[6]	1,023,533	1,023,533
Total Repurchase Agreements
(Cost $5,221,342)		5,221,342

Total Investments - 91.6%
(Cost $9,619,116)		$9,622,191
Other Assets & Liabilities, net - 8.4%		886,017
Total Net Assets - 100.0%		$10,508,208

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	78	Mar 2020	$9,252,141	$(16,502)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.33	5.00%	Quarterly	12/20/24	$9,009,000	$869,031	$668,844	$200,187

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††,7
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	1.96% (1 Week USD LIBOR + 0.35%)	At Maturity	01/29/20	4,294	$377,507	$365
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	1.60% (1 Month USD LIBOR - 0.20%)	At Maturity	01/28/20	7,481	657,708	(337)
						$1,035,215	$28

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
HIGH YIELD STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as credit index swap collateral at December 31, 2019.
[7]	Total return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective December 31, 2019.
CDX.NA.HY.33 Index — Credit Default Swap North American High Yield Series 33 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,400	$—	$—	$3,400
Mutual Funds	4,256,308	—	—	4,256,308
Federal Agency Notes	—	100,197	—	100,197
U.S. Treasury Bills	—	40,944	—	40,944
Repurchase Agreements	—	5,221,342	—	5,221,342
Credit Default Swap Agreements**	—	200,187	—	200,187
Total Return Swap Agreements**	—	365	—	365
Total Assets	$4,259,708	$5,563,035	$—	$9,822,743

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$16,502	$—	$—	$16,502
Total Return Swap Agreements**	—	337	—	337
Total Liabilities	$16,502	$337	$—	$16,839

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,349,675	$5,957,068	$(5,100,000)	$4,476	$(6,339)	$2,204,880	89,122	$57,111
Guggenheim Ultra Short Duration Fund — Institutional Class	1,002,262	6,900,283	(5,850,000)	(58)	(1,059)	2,051,428	206,174	50,274
	$2,351,937	$12,857,351	$(10,950,000)	$4,418	$(7,398)	$4,256,308		$107,385

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $143,891)	$144,541
Investments in affiliated issuers, at value (cost $4,253,883)	4,256,308
Repurchase agreements, at value (cost $5,221,342)	5,221,342
Segregated cash with broker	13,864
Unamortized upfront premiums paid on credit default swap agreements	668,844
Unrealized appreciation on OTC swap agreements	365
Receivables:
Securities sold	400,000
Protection fees on credit default swap agreements	15,015
Dividends	6,403
Interest	315
Total assets	10,726,997

Liabilities:
Segregated cash due to broker	177,875
Unrealized depreciation on OTC swap agreements	337
Payable for:
Securities purchased	6,642
Management fees	5,070
Variation margin on credit default swap agreements	5,051
Transfer agent and administrative fees	1,817
Investor service fees	1,817
Fund shares redeemed	1,545
Variation margin on futures contracts	1,219
Portfolio accounting fees	727
Swap settlement	249
Trustees’ fees*	112
Miscellaneous	16,328
Total liabilities	218,789
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,508,208

Net assets consist of:
Paid in capital	$9,988,653
Total distributable earnings (loss)	519,555
Net assets	$10,508,208
Capital shares outstanding	121,337
Net asset value per share	$86.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$178
Dividends from securities of affiliated issuers	107,385
Interest	55,352
Income from securities lending, net	5
Total investment income	162,920

Expenses:
Management fees	50,691
Investor service fees	16,897
Transfer agent and administrative fees	16,897
Professional fees	14,111
Portfolio accounting fees	6,758
Trustees’ fees*	1,698
Custodian fees	1,239
Miscellaneous	8,094
Total expenses	116,385
Less:
Expenses waived by Adviser	(4,920)
Net expenses	111,465
Net investment income	51,455

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	33
Investments in affiliated issuers	4,418
Swap agreements	316,142
Futures contracts	193,859
Net realized gain	514,452
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	675
Investments in affiliated issuers	(7,398)
Swap agreements	284,206
Futures contracts	(66,061)
Net change in unrealized appreciation (depreciation)	211,422
Net realized and unrealized gain	725,874
Net increase in net assets resulting from operations	$777,329

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,455	$44,868
Net realized gain (loss) on investments	514,452	(19,735)
Net change in unrealized appreciation (depreciation) on investments	211,422	(107,745)
Net increase (decrease) in net assets resulting from operations	777,329	(82,612)

Distributions to shareholders	(210,642)	(294,767)

Capital share transactions:
Proceeds from sale of shares	56,719,845	26,422,176
Distributions reinvested	210,642	294,767
Cost of shares redeemed	(51,101,531)	(28,750,779)
Net increase (decrease) from capital share transactions	5,828,956	(2,033,836)
Net increase (decrease) in net assets	6,395,643	(2,411,215)

Net assets:
Beginning of year	4,112,565	6,523,780
End of year	$10,508,208	$4,112,565

Capital share activity:
Shares sold	680,824	327,338
Shares issued from reinvestment of distributions	2,509	3,747
Shares redeemed	(614,753)	(356,416)
Net increase (decrease) in shares	68,580	(25,331)

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$77.95	$83.54	$81.50	$75.17	$76.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.71	.29	.14	(.30)
Net gain (loss) on investments (realized and unrealized)	10.08	(1.39)	5.23	6.99	(.29)
Total from investment operations	10.72	(.68)	5.52	7.13	(.59)
Less distributions from:
Net investment income	(2.07)	(4.91)	(3.48)	(.80)	—
Net realized gains	—	—	—	—	(.36)
Total distributions	(2.07)	(4.91)	(3.48)	(.80)	(.36)
Net asset value, end of period	$86.60	$77.95	$83.54	$81.50	$75.17

Total Return[b]	13.84%	(0.87%)	6.87%	11.62%	(0.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,508	$4,113	$6,524	$7,390	$6,751
Ratios to average net assets:
Net investment income (loss)	0.76%	0.88%	0.35%	0.51%	(0.39%)
Total expenses[c]	1.72%	1.62%	1.60%	1.56%	1.49%
Net expenses[d]	1.65%	1.61%	1.60%	1.56%	1.49%
Portfolio turnover rate	299%	116%	124%	255%	258%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2019, U.S. Government Money Market Fund returned 0.87%.

The U.S. Federal Reserve (“Fed”) kept interest rates the same for the first half of the year. Then in July it orchestrated three successive interest rate cuts totaling 0.75%. This reduced the Fed’s target rate from 2.25% to 2.50% at the start of the year to 1.50% to 1.75% at the end of the year. The successive rate cuts were described as a mid-cycle adjustment to help keep the economy expanding. Due the drop in interest rates, the Fund’s yield steadily declined throughout the last half of the year.

The U.S. economy remained strong throughout 2019 although some signs of weakness began to appear in the manufacturing sector. However, personal consumption remained strong. Inflation has remained contained and we expect rates to be on hold for the foreseeable future unless inflation spikes or economic growth accelerates. The most recent data released in December 2019 indicated that the Fed is expecting to keep rates on hold throughout 2020. The market is also expecting that the Fed will pause for an extended period and may even cut once by the end of 2020.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FAN - Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.87%	0.29%	0.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 52.6%
Federal Home Loan Bank
1.73% (3 Month USD LIBOR - 0.18%, Rate Floor: 0.00%) due 05/08/20[1]	$6,315,000	$6,313,578
1.80% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.00%) due 06/12/20[1]	3,000,000	3,000,000
2.13% due 02/11/20	730,000	730,134
1.88% due 03/13/20	430,000	429,791
3.00% due 03/18/20	250,000	250,563
4.13% due 03/13/20	225,000	225,880
Federal Farm Credit Bank
1.77% (3 Month USD LIBOR - 0.13%, Rate Floor: 0.00%) due 02/03/20[1]	2,000,000	2,000,004
1.82% (1 Month USD LIBOR + 0.01%, Rate Floor: 0.00%) due 07/30/20[1]	2,000,000	1,999,983
1.82% (U.S. Prime Rate - 2.93%, Rate Floor: 0.00%) due 09/24/20[1]	1,400,000	1,401,122
2.38% due 03/27/20	300,000	300,309
1.76% (1 Month USD LIBOR, Rate Floor: 0.00%) due 06/19/20[1]	135,000	134,960
5.00% due 03/05/20	100,000	100,493
1.80% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 04/30/20[1]	100,000	99,983
1.63% (1 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 06/01/20[1]	100,000	99,946
Fannie Mae
1.74% (3 Month USD LIBOR - 0.15%, Rate Floor: 0.00%) due 03/13/20[1]	2,500,000	2,499,798
1.79% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 03/25/20[1]	1,000,000	999,900
1.50% due 02/28/20	653,000	652,546
1.90% due 10/27/20	450,000	450,037
2.05% due 04/30/20	352,000	352,122
1.63% due 01/21/20	336,000	335,973
2.00% due 02/07/20	180,000	179,972
2.00% due 03/27/20	135,000	135,023
1.50% due 04/30/20	64,000	63,917
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 07/01/20[1]	2,700,000	2,700,000
Freddie Mac
1.38% due 04/20/20	250,000	249,714
1.85% due 07/13/20	100,000	99,977
1.80% due 04/13/20	100,000	99,900
Total Federal Agency Notes
(Cost $25,905,625)		25,905,625

U.S. TREASURY BILLS†† - 16.2%
U.S. Treasury Bills
1.84% due 03/19/20[2]	5,000,000	4,979,731
2.01% due 01/30/20[2]	3,000,000	2,995,067
Total U.S. Treasury Bills
(Cost $7,974,798)		7,974,798

U.S. GOVERNMENT SECURITIES†† - 2.0%
U.S. Treasury Floating Rate Note
1.57% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 07/31/20[1]	1,000,000	999,168
Total U.S. Government Securities
(Cost $999,168)		999,168

REPURCHASE AGREEMENTS††,3 - 29.2%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	8,729,160	8,729,160
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	2,814,683	2,814,683
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	2,814,683	2,814,683
Total Repurchase Agreements
(Cost $14,358,526)		14,358,526

Total Investments - 100.0%
(Cost $49,238,117)		$49,238,117
Other Assets & Liabilities, net - 0.0%		(4,971)
Total Net Assets - 100.0%		$49,233,146

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$25,905,625	$—	$25,905,625
U.S. Treasury Bills	—	7,974,798	—	7,974,798
U.S. Government Securities	—	999,168	—	999,168
Repurchase Agreements	—	14,358,526	—	14,358,526
Total Assets	$—	$49,238,117	$—	$49,238,117

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $34,879,591)	$34,879,591
Repurchase agreements, at value (cost $14,358,526)	14,358,526
Receivables:
Fund shares sold	110,570
Interest	74,763
Total assets	49,423,450

Liabilities:
Payable for:
Professional fees	93,050
Printing fees	28,677
Management fees	18,728
Investor service fees	9,364
Transfer agent and administrative fees	7,491
Portfolio accounting fees	3,746
Trustees’ fees*	1,030
Fund shares redeemed	396
Miscellaneous	27,822
Total liabilities	190,304
Commitments and contingent liabilities (Note 12)	—
Net assets	$49,233,146

Net assets consist of:
Paid in capital	$49,226,708
Total distributable earnings (loss)	6,438
Net assets	$49,233,146
Capital shares outstanding	49,214,051
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Interest	$1,419,236
Total investment income	1,419,236

Expenses:
Management fees	309,288
Investor service fees	154,644
Transfer agent and administrative fees	123,717
Professional fees	116,685
Portfolio accounting fees	61,857
Trustees’ fees*	16,185
Custodian fees	11,662
Miscellaneous	82,167
Total expenses	876,205
Net investment income	543,031

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,826
Net realized gain	3,826
Net increase in net assets resulting from operations	$546,857

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$543,031	$373,137
Net realized gain on investments	3,826	2,123
Net increase in net assets resulting from operations	546,857	375,260

Distributions to shareholders	(540,419)	(377,479)

Capital share transactions:
Proceeds from sale of shares	162,304,140	224,930,817
Distributions reinvested	540,419	377,479
Cost of shares redeemed	(198,626,169)	(218,566,974)
Net increase (decrease) from capital share transactions	(35,781,610)	6,741,322
Net increase (decrease) in net assets	(35,775,172)	6,739,103

Net assets:
Beginning of year	85,008,318	78,269,215
End of year	$49,233,146	$85,008,318

Capital share activity:
Shares sold	162,304,140	224,930,817
Shares issued from reinvestment of distributions	540,419	377,638
Shares redeemed	(198,626,169)	(218,566,974)
Net increase (decrease) in shares	(35,781,610)	6,741,481

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	—	—	— [b]	— [b]	— [b]
Total from investment operations	.01	.01	—	—	—
Less distributions from:
Net investment income	(.01)	(.01)	(—)[b]	(—)[b]	(—)[b]
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(.01)	(.01)	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.87%	0.58%	0.01%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,233	$85,008	$78,269	$61,704	$99,178
Ratios to average net assets:
Net investment income (loss)	0.88%	0.57%	— [e]	— [e]	— [e]
Total expenses	1.42%	1.32%	1.31%	1.25%	1.20%
Net expenses[d]	1.42%	1.32%	0.96%	0.40%	0.13%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratio after expense waivers, as applicable.
[e]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately. At December 31, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Non-diversified
Inverse Government Long Bond Strategy Fund	Non-diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

152 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

THE RYDEX FUNDS ANNUAL REPORT | 153

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

154 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 155

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long		Short
Nova Fund	Index exposure, Leverage, Liquidity	$6,071,089		$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—		218,560
NASDAQ-100® Fund	Index exposure, Liquidity	14,515,668		—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—		108,398
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,455,263		—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	19,134,582		—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,136,487		—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—		31,210
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	82,750		48,703
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	—	*	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—		45,832
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,841,153		—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—		136,510
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	10,869,555		—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—		1,285,172
High Yield Strategy Fund	Duration, Index exposure, Liquidity	5,635,691		—

*	Futures contracts were outstanding for 146 days during the year ended December 31, 2019. The daily average outstanding notional amount of equity futures contracts during the year was $404,512.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

156 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$42,209,763	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	3,210,485
NASDAQ-100® Fund	Index exposure, Liquidity	38,177,256	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,219,860
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	68,209,486	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	136,309,410	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	8,303,196	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	301,130
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,395,848	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	8,786,109	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,018,716
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	26,723,436	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,475,118
High Yield Strategy Fund	Duration, Index exposure, Liquidity	826,443	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$5,683,583	$—

THE RYDEX FUNDS ANNUAL REPORT | 157

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contracts	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2019
Nova Fund	$—	$28,339	$—	$—	$28,339
Inverse S&P 500® Strategy Fund	—	2,386	—	—	2,386
NASDAQ-100® Fund	552,033	62,996	—	—	615,029
Inverse NASDAQ-100® Strategy Fund	—	2,486	—	—	2,486
S&P 500® 2x Strategy Fund	436,792	47,676	—	—	484,468
NASDAQ-100® 2x Strategy Fund	348,123	327,079	—	—	675,202
Mid-Cap 1.5x Strategy Fund	54,602	3,067	—	—	57,669
Inverse Mid-Cap Strategy Fund	—	509	—	—	509
Russell 2000® 2x Strategy Fund	1,302	7,773	—	—	9,075
Russell 2000® 1.5x Strategy Fund	—	13,591	—	—	13,591
Inverse Russell 2000® Strategy Fund	—	2,318	—	—	2,318
Dow 2x Strategy Fund	—	47,249	—	—	47,249
Inverse Dow 2x Strategy Fund	—	8,203	—	—	8,203
Inverse Government Long Bond Strategy Fund	—	—	23,267	—	23,267
High Yield Strategy Fund	—	—	—	200,552	200,552

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2019
Nova Fund	$—	$102,856	$—	$—	$102,856
Inverse S&P 500® Strategy Fund	—	1,929	—	—	1,929
NASDAQ-100® Fund	—	70,918	—	—	70,918
Inverse NASDAQ-100® Strategy Fund	—	318	—	—	318
S&P 500® 2x Strategy Fund	—	155,257	—	—	155,257
NASDAQ-100® 2x Strategy Fund	—	281,819	—	—	281,819
Mid-Cap 1.5x Strategy Fund	—	2,110	—	—	2,110
Inverse Mid-Cap Strategy Fund	—	24	—	—	24
Russell 2000® 2x Strategy Fund	—	20,562	—	—	20,562
Russell 2000® 1.5x Strategy Fund	—	11,851	—	—	11,851
Inverse Russell 2000® Strategy Fund	1,656	325	—	—	1,981
Dow 2x Strategy Fund	406	27,765	—	—	28,171
Inverse Dow 2x Strategy Fund	1,726	8,072	—	—	9,798
Government Long Bond 1.2x Strategy Fund	—	—	95,192	—	95,192
High Yield Strategy Fund	—	—	16,502	337	16,839

*

Includes cumulative appreciation (depreciation) of futures contracts, OTC and centrally cleared derivatives as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

158 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$2,051,315	$7,896,833	$—	$—	$9,948,148
Inverse S&P 500® Strategy Fund	(64,604)	(813,844)	—	—	(878,448)
NASDAQ-100® Fund	3,244,060	11,265,747	—	—	14,509,807
Inverse NASDAQ-100® Strategy Fund	(46,301)	(930,696)	—	—	(976,997)
S&P 500® 2x Strategy Fund	2,707,808	15,377,653	—	—	18,085,461
NASDAQ-100® 2x Strategy Fund	2,979,725	37,145,902	—	—	40,125,627
Mid-Cap 1.5x Strategy Fund	316,744	1,421,244	—	—	1,737,988
Inverse Mid-Cap Strategy Fund	(35,574)	(62,056)	—	—	(97,630)
Russell 2000® 2x Strategy Fund	12,445	464,299	—	—	476,744
Russell 2000® 1.5x Strategy Fund	7,847	1,790,024	—	—	1,797,871
Inverse Russell 2000® Strategy Fund	(2,650)	(494,658)	—	—	(497,308)
Dow 2x Strategy Fund	544,361	5,176,884	—	—	5,721,245
Inverse Dow 2x Strategy Fund	(14,987)	(1,417,906)	—	—	(1,432,893)
Government Long Bond 1.2x Strategy Fund	—	—	1,234,320	—	1,234,320
Inverse Government Long Bond Strategy Fund	—	—	(186,020)	—	(186,020)
High Yield Strategy Fund	—	—	193,859	316,142	510,001

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(2,042)	$(313,890)	$—	$—	$(315,932)
Inverse S&P 500® Strategy Fund	754	44,352	—	—	45,106
NASDAQ-100® Fund	1,233,943	(240,468)	—	—	993,475
Inverse NASDAQ-100® Strategy Fund	(3,438)	78,591	—	—	75,153
S&P 500® 2x Strategy Fund	434,750	(737,939)	—	—	(303,189)
NASDAQ-100® 2x Strategy Fund	969,392	(594,300)	—	—	375,092
Mid-Cap 1.5x Strategy Fund	151,954	(53,110)	—	—	98,844
Inverse Mid-Cap Strategy Fund	661	3,078	—	—	3,739
Russell 2000® 2x Strategy Fund	12,312	(51,645)	—	—	(39,333)
Russell 2000® 1.5x Strategy Fund	44,040	(116,269)	—	—	(72,229)
Inverse Russell 2000® Strategy Fund	(7,152)	53,681	—	—	46,529
Dow 2x Strategy Fund	77,548	(164,496)	—	—	(86,948)
Inverse Dow 2x Strategy Fund	(1,726)	31,121	—	—	29,395
Government Long Bond 1.2x Strategy Fund	—	—	(597,338)	—	(597,338)
Inverse Government Long Bond Strategy Fund	—	—	81,975	—	81,975
High Yield Strategy Fund	—	—	(66,061)	284,206	218,145

THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$28,339	$—	$28,339	$—	$—	$28,339
Inverse S&P 500® Strategy Fund	Swap equity contracts	2,386	—	2,386	—	—	2,386
NASDAQ-100® Fund	Swap equity contracts	62,996	—	62,996	—	—	62,996
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	2,486	—	2,486	—	—	2,486
S&P 500® 2x Strategy Fund	Swap equity contracts	47,676	—	47,676	—	—	47,676
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	327,079	—	327,079	—	—	327,079
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	3,067	—	3,067	—	—	3,067
Inverse Mid-Cap Strategy Fund	Swap equity contracts	509	—	509	—	—	509
Russell 2000® 2x Strategy Fund	Swap equity contracts	7,773	—	7,773	—	—	7,773
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	13,591	—	13,591	—	—	13,591
Inverse Russell 2000® Strategy Fund	Swap equity contracts	2,318	—	2,318	—	—	2,318
Dow 2x Strategy Fund	Swap equity contracts	47,249	—	47,249	—	—	47,249
Inverse Dow 2x Strategy Fund	Swap equity contracts	8,203	—	8,203	—	—	8,203
High Yield Strategy Fund	Swap credit contracts	365	—	365	—	—	365

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$102,856	$—	$102,856	$(102,856)	$—	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	1,929	—	1,929	(1,567)	(362)	—
NASDAQ-100® Fund	Swap equity contracts	70,918	—	70,918	(50,042)	—	20,876
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	318	—	318	—	—	318
S&P 500® 2x Strategy Fund	Swap equity contracts	155,257	—	155,257	(155,257)	—	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	281,819	—	281,819	(281,819)	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	2,110	—	2,110	(1,106)	—	1,004
Inverse Mid-Cap Strategy Fund	Swap equity contracts	24	—	24	—	(24)	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	20,562	—	20,562	(20,562)	—	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	11,851	—	11,851	(8,488)	—	3,363
Inverse Russell 2000® Strategy Fund	Swap equity contracts	325	—	325	—	—	325
Dow 2x Strategy Fund	Swap equity contracts	27,765	—	27,765	(27,765)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	8,072	—	8,072	(8,072)	—	—
High Yield Strategy Fund	Swap credit contracts	337	—	337	—	—	337

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	$362	$—
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total return swap agreements	52	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	5,496	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	3,626	—
Inverse Dow 2x Strategy Fund	Goldman Sachs Group	Futures contracts	25,000	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	—	177,875
	Goldman Sachs Group	Futures contracts	13,864	—
High Yield Strategy Fund Total			13,864	177,875

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, amoung others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$23,937
Inverse S&P 500® Strategy Fund	2,340
NASDAQ-100® Fund	47,280
Inverse NASDAQ-100® Strategy Fund	1,332
S&P 500® 2x Strategy Fund	27,647
NASDAQ-100® 2x Strategy Fund	53,396
Mid-Cap 1.5x Strategy Fund	5,417
Inverse Mid-Cap Strategy Fund	278
Russell 2000® 2x Strategy Fund	2,002
Russell 2000® 1.5x Strategy Fund	4,623
Inverse Russell 2000® Strategy Fund	967
Dow 2x Strategy Fund	10,706
Inverse Dow 2x Strategy Fund	2,157
Government Long Bond 1.2x Strategy Fund	4,823
Inverse Government Long Bond Strategy Fund	2,463
High Yield Strategy Fund	4,920

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At December 31, 2019, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	22%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bonds
1.53%			0.38% - 3.38%
Due 01/02/20	$52,221,118	$52,225,557	07/15/25 - 04/15/32	$29,508,166	$30,293,286
			U.S. Treasury Notes
			1.38% - 2.50%
			02/28/21 - 10/31/26	16,685,500	17,041,602
			U.S. Treasury Bond
			6.25%
			08/15/23	3,032,900	3,592,802
			U.S. Treasury Floating Rate Note
			1.61%
			10/31/20	2,332,000	2,337,154
			U.S. Treasury Bills
			0.00%
			01/02/20 - 08/13/20	700	697
				51,559,266	53,265,541

BofA Securities, Inc.			U.S. Treasury Note
1.50%			2.00%
Due 01/02/20	16,838,493	16,839,896	10/31/22	16,936,000	17,175,334

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	16,838,493	16,839,803	10/15/24	17,030,300	17,175,300

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$1,781	$(1,781)	$—	$1,798	$—	$1,798
NASDAQ-100® Fund	152,385	(152,385)	—	154,749	—	154,749
S&P 500® 2x Strategy Fund	1,943	(1,943)	—	1,961	—	1,961
NASDAQ-100® 2x Strategy Fund	13,042	(13,042)	—	13,224	—	13,224
Mid-Cap 1.5x Strategy Fund	12,004	(12,004)	—	12,347	—	12,347

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$297,044	$—	$297,044
Inverse S&P 500® Strategy Fund	23,392	—	23,392
NASDAQ-100® Fund	660,763	1,122,922	1,783,685
Inverse NASDAQ-100® Strategy Fund	7,340	—	7,340
NASDAQ-100® 2x Strategy Fund	152,254	—	152,254
Mid-Cap 1.5x Strategy Fund	57,404	—	57,404
Inverse Mid-Cap Strategy Fund	1,261	—	1,261
Russell 2000® 2x Strategy Fund	17,289	—	17,289
Inverse Russell 2000® Strategy Fund	7,165	—	7,165
Dow 2x Strategy Fund	111,188	—	111,188
Government Long Bond 1.2x Strategy Fund	192,415	—	192,415
High Yield Strategy Fund	210,642	—	210,642
U.S. Government Money Market Fund	540,419	—	540,419

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$2,952,794	$—	$2,952,794
NASDAQ-100® Fund	3,450,545	—	3,450,545
S&P 500® 2x Strategy Fund	3,409,316	—	3,409,316
NASDAQ-100® 2x Strategy Fund	11,852,712	—	11,852,712
Mid-Cap 1.5x Strategy Fund	1,545,520	—	1,545,520
Russell 2000® 2x Strategy Fund	567,824	—	567,824
Russell 2000® 1.5x Strategy Fund	457,521	—	457,521
Dow 2x Strategy Fund	3,676,566	—	3,676,566
Government Long Bond 1.2x Strategy Fund	212,506	7,282	219,788
High Yield Strategy Fund	294,767	—	294,767
U.S. Government Money Market Fund	377,479	—	377,479

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$3,552,133	$—	$67,246	$—	$3,619,379
Inverse S&P 500® Strategy Fund	25,202	—	657	(14,739,311)	(14,713,452)
NASDAQ-100® Fund	12,636,620	—	13,083,804	—	25,720,424
Inverse NASDAQ-100® Strategy Fund	12,149	—	1,350	(6,992,890)	(6,979,391)
S&P 500® 2x Strategy Fund	6,283,640	—	307,373	—	6,591,013
NASDAQ-100® 2x Strategy Fund	18,829,665	—	(633,216)	—	18,196,449
Mid-Cap 1.5x Strategy Fund	43,396	160,922	120,509	—	324,827
Inverse Mid-Cap Strategy Fund	2,781	—	70	(1,782,646)	(1,779,795)
Russell 2000® 2x Strategy Fund	18,820	—	(19,129)	(297,242)	(297,551)
Russell 2000® 1.5x Strategy Fund	94,590	53,967	(12,835)	—	135,722
Inverse Russell 2000® Strategy Fund	9,218	—	961	(6,848,584)	(6,838,405)
Dow 2x Strategy Fund	1,605,976	—	304,989	—	1,910,965
Inverse Dow 2x Strategy Fund	20,050	—	(2,923)	(18,937,999)	(18,920,872)
Government Long Bond 1.2x Strategy Fund	496	—	(144,458)	(9,659,006)	(9,802,968)
Inverse Government Long Bond Strategy Fund	8,507	—	13,945	(7,494,154)	(7,471,702)
High Yield Strategy Fund	318,168	4,284	197,103	—	519,555
U.S. Government Money Market Fund	6,025	413	—	—	6,438

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(12,985,388)	$(1,753,923)	$(14,739,311)
Inverse NASDAQ-100® Strategy Fund	(6,113,578)	(879,312)	(6,992,890)
Inverse Mid-Cap Strategy Fund	(1,654,688)	(127,958)	(1,782,646)*
Russell 2000® 2x Strategy Fund	(297,242)	—	(297,242)
Inverse Russell 2000® Strategy Fund	(6,017,393)	(831,191)	(6,848,584)
Inverse Dow 2x Strategy Fund	(16,765,807)	(2,172,192)	(18,937,999)
Government Long Bond 1.2x Strategy Fund	(7,132,514)	(2,526,492)	(9,659,006)
Inverse Government Long Bond Strategy Fund	(5,646,399)	(1,847,755)	(7,494,154)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Nova Fund	$1,256,438
S&P 500® 2x Strategy Fund	7,926,477
NASDAQ-100® 2x Strategy Fund	3,840,816
Mid-Cap 1.5x Strategy Fund	1,829,145
Russell 2000® 2x Strategy Fund	499,748
Russell 2000® 1.5x Strategy Fund	1,801,142
Dow 2x Strategy Fund	2,658,871
Government Long Bond 1.2x Strategy Fund	2,268,314
High Yield Strategy Fund	173,706

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, investments in swaps, the “mark-to-market” of certain derivatives, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and distribution reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$5,061,090	$(5,061,090)
NASDAQ-100® Fund	10,028,452	(10,028,452)
S&P 500® 2x Strategy Fund	5,186,576	(5,186,576)
NASDAQ-100® 2x Strategy Fund	23,811,853	(23,811,853)
Mid-Cap 1.5x Strategy Fund	12,914	(12,914)
Russell 2000® 2x Strategy Fund	7	(7)
Russell 2000® 1.5x Strategy Fund	12,941	(12,941)
Dow 2x Strategy Fund	2,054,453	(2,054,453)

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nova Fund	$37,226,056	$223,701	$(156,455)	$67,246
Inverse S&P 500® Strategy Fund	1,872,805	3,574	(2,917)	657
NASDAQ-100® Fund	74,062,631	13,452,186	(368,382)	13,083,804
Inverse NASDAQ-100® Strategy Fund	654,671	2,020	(670)	1,350
S&P 500® 2x Strategy Fund	55,526,582	623,183	(315,810)	307,373
NASDAQ-100® 2x Strategy Fund	106,620,276	237,104	(870,320)	(633,216)
Mid-Cap 1.5x Strategy Fund	9,232,510	137,810	(17,301)	120,509
Inverse Mid-Cap Strategy Fund	299,884	509	(439)	70
Russell 2000® 2x Strategy Fund	3,908,083	8,661	(27,790)	(19,129)
Russell 2000® 1.5x Strategy Fund	5,881,358	12,895	(25,730)	(12,835)
Inverse Russell 2000® Strategy Fund	627,434	2,812	(1,851)	961
Dow 2x Strategy Fund	17,009,243	358,975	(53,986)	304,989
Inverse Dow 2x Strategy Fund	3,331,803	9,050	(11,973)	(2,923)
Government Long Bond 1.2x Strategy Fund	10,485,535	—	(144,458)	(144,458)
Inverse Government Long Bond Strategy Fund	2,657,879	13,945	—	13,945
High Yield Strategy Fund	9,625,303	212,664	(15,561)	197,103
U.S. Government Money Market Fund	49,238,117	—	—	—

Note 9 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$104,643,077	$99,311,958
Inverse S&P 500® Strategy Fund	8,155,850	9,780,000
NASDAQ-100® Fund	55,177,170	39,563,111
Inverse NASDAQ-100® Strategy Fund	4,396,978	7,960,000
S&P 500® 2x Strategy Fund	93,950,155	72,532,896
NASDAQ-100® 2x Strategy Fund	242,887,626	214,048,162
Mid-Cap 1.5x Strategy Fund	15,390,045	16,332,969
Inverse Mid-Cap Strategy Fund	401,646	510,000
Russell 2000® 2x Strategy Fund	7,619,525	6,952,521
Russell 2000® 1.5x Strategy Fund	4,920,813	5,967,574
Inverse Russell 2000® Strategy Fund	1,250,310	3,200,000
Dow 2x Strategy Fund	34,056,932	31,863,387
Inverse Dow 2x Strategy Fund	7,344,192	6,985,000
Government Long Bond 1.2x Strategy Fund	17,259,678	19,600,000
Inverse Government Long Bond Strategy Fund	2,994,247	4,800,000
High Yield Strategy Fund	12,857,352	10,950,070
U.S. Government Money Market Fund	450,045	—

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$291,073,375	$293,405,203
Inverse Government Long Bond Strategy Fund	34,289,922	32,607,750

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$27,433,633	$26,706,357	$(114,374)
NASDAQ-100® Fund	17,584,876	22,543,345	4,971,924
S&P 500® 2x Strategy Fund	36,047,072	47,731,751	879,250
NASDAQ-100® 2x Strategy Fund	64,019,695	136,284,344	3,220,668
Mid-Cap 1.5x Strategy Fund	495,015	1,219,928	139,565
Russell 2000® 2x Strategy Fund	—	36,561	10,987
Russell 2000® 1.5x Strategy Fund	456,683	655,286	103,241
Dow 2x Strategy Fund	7,220,687	7,613,343	74,369
U.S. Government Money Market Fund	1,401,269	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020.This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. The Funds did not have any borrowings outstanding under this agreement at December 31, 2019.

The average daily balances borrowed for the year ended December 31, 2019, were as follows:

Fund	Average Daily Balance
Nova Fund	$3,553
Inverse S&P 500® Strategy Fund	649
NASDAQ-100® Fund	3,197
Inverse NASDAQ-100® Strategy Fund	19
S&P 500® 2x Strategy Fund	1,301
NASDAQ-100® 2x Strategy Fund	21,014
Mid-Cap 1.5x Strategy Fund	877
Russell 2000® 2x Strategy Fund	173
Russell 2000® 1.5x Strategy Fund	279
Dow 2x Strategy Fund	940
Inverse Dow 2x Strategy Fund	112
Government Long Bond 1.2x Strategy Fund	21,929

Note 11 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of January 1, 2020, the Funds have fully adopted the provisions of the 2017 ASU which were applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

172 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

THE RYDEX FUNDS ANNUAL REPORT | 173

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Nova Fund	38.68%
NASDAQ-100® Fund	80.73%
NASDAQ-100® 2x Strategy Fund	100.0%
Mid-Cap 1.5x Strategy Fund	11.46%
Russell 2000® 2x Strategy Fund	50.84%
Dow 2x Strategy Fund	75.94%

With respect to the taxable year ended December 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$—	$1,009,348
NASDAQ-100® Fund	1,122,922	8,804,478
S&P 500® 2x Strategy Fund	—	1,827,134
NASDAQ-100® 2x Strategy Fund	—	2,892,463
Mid-Cap 1.5x Strategy Fund	—	12,915
Russell 2000® 1.5x Strategy Fund	—	13,949
Dow 2x Strategy Fund	—	371,779

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

174 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Nominee	Shares For	Shares Withheld
Randall C. Barnes	80,976,563	3,278,383
Angela Brock-Kyle	80,976,448	3,278,498
Donald A. Chubb, Jr.	80,889,189	3,365,757
Jerry B. Farley	80,698,759	3,556,187
Roman Friedrich III	80,706,634	3,548,312
Thomas F. Lydon, Jr.	80,699,239	3,555,707
Ronald A. Nyberg	80,694,478	3,560,468
Sandra G. Sponem	80,774,487	3,480,459
Ronald E. Toupin, Jr.	80,771,319	3,483,627
Amy J. Lee	80,977,346	3,277,600

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

176 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

178 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 181

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2019

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	RVATB2-ANN-2-1219x1220

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	23
S&P MIDCAP 400® PURE VALUE FUND	30
S&P SMALLCAP 600® PURE GROWTH FUND	37
S&P SMALLCAP 600® PURE VALUE FUND	45
EUROPE 1.25x STRATEGY FUND	53
JAPAN 2x STRATEGY FUND	61
STRENGTHENING DOLLAR 2x STRATEGY FUND	68
WEAKENING DOLLAR 2x STRATEGY FUND	75
NOTES TO FINANCIAL STATEMENTS	82
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	100
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	105

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2019

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index, Europe’s leading Blue-chip Index, provides a representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.69%	5.99%	$ 1,000.00	$ 1,059.90	$ 8.77
S&P 500® Pure Value Fund	1.70%	7.18%	1,000.00	1,071.80	8.88
S&P MidCap 400® Pure Growth Fund	1.69%	2.99%	1,000.00	1,029.90	8.65
S&P MidCap 400® Pure Value Fund	1.69%	3.49%	1,000.00	1,034.90	8.67
S&P SmallCap 600® Pure Growth Fund	1.69%	5.95%	1,000.00	1,059.50	8.77
S&P SmallCap 600® Pure Value Fund	1.70%	11.65%	1,000.00	1,116.50	9.07
Europe 1.25x Strategy Fund	1.77%	6.81%	1,000.00	1,068.10	9.23
Japan 2x Strategy Fund	1.63%	18.65%	1,000.00	1,186.50	8.98
Strengthening Dollar 2x Strategy Fund	1.98%	2.30%	1,000.00	1,023.00	10.10
Weakening Dollar 2x Strategy Fund	1.97%	(2.74%)	1,000.00	972.60	9.79

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.69%	5.00%	$ 1,000.00	$ 1,016.69	$ 8.59
S&P 500® Pure Value Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
S&P MidCap 400® Pure Growth Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
S&P MidCap 400® Pure Value Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
S&P SmallCap 600® Pure Growth Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
S&P SmallCap 600® Pure Value Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Europe 1.25x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Japan 2x Strategy Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
Strengthening Dollar 2x Strategy Fund	1.98%	5.00%	1,000.00	1,015.22	10.06
Weakening Dollar 2x Strategy Fund	1.97%	5.00%	1,000.00	1,015.27	10.01

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2019, S&P 500® Pure Growth Fund returned 26.60%, compared with a return of 28.92% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index, followed by Health Care and Industrials. No sector detracted from return.

Stocks contributing the most to return of the underlying index were Advanced Micro Devices, Inc., Keysight Technologies, Inc., and TransDigm Group, Inc. Occidental Petroleum Corp., Alliance Data Systems Corp., and Pfizer, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
ServiceNow, Inc.	1.8%
Lam Research Corp.	1.7%
Facebook, Inc. — Class A	1.7%
Micron Technology, Inc.	1.7%
PulteGroup, Inc.	1.6%
Hilton Worldwide Holdings, Inc.	1.6%
United Rentals, Inc.	1.6%
Incyte Corp.	1.5%
Fortinet, Inc.	1.5%
Synchrony Financial	1.5%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	26.60%	9.03%	13.12%
S&P 500 Pure Growth Index	28.92%	10.89%	15.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Technology - 28.5%
ServiceNow, Inc.*	2,660	$750,971
Lam Research Corp.	2,420	707,608
Micron Technology, Inc.*	12,910	694,300
Fortinet, Inc.*	5,879	627,642
Applied Materials, Inc.	9,670	590,257
KLA Corp.	3,220	573,707
Adobe, Inc.*	1,700	560,677
Xerox Holdings Corp.	14,980	552,313
MSCI, Inc. — Class A	2,100	542,178
ANSYS, Inc.*	2,089	537,730
Microchip Technology, Inc.	4,670	489,042
Apple, Inc.	1,610	472,777
Microsoft Corp.	2,870	452,599
Synopsys, Inc.*	3,100	431,520
Broadcom, Inc.	1,342	424,099
Fiserv, Inc.*	3,630	419,737
Cadence Design Systems, Inc.*	5,910	409,918
salesforce.com, Inc.*	2,233	363,175
NVIDIA Corp.	1,450	341,185
Qorvo, Inc.*	2,560	297,549
Autodesk, Inc.*	1,464	268,585
QUALCOMM, Inc.	3,000	264,690
Analog Devices, Inc.	2,170	257,883
Advanced Micro Devices, Inc.*	5,377	246,589
Take-Two Interactive Software, Inc.*	2,003	245,227
Zebra Technologies Corp. — Class A*	950	242,668
Intuit, Inc.	896	234,689
Total Technology		11,999,315

Consumer, Non-cyclical - 16.7%
United Rentals, Inc.*	4,040	673,751
Incyte Corp.*	7,380	644,421
Vertex Pharmaceuticals, Inc.*	2,507	548,908
FleetCor Technologies, Inc.*	1,850	532,282
Align Technology, Inc.*	1,780	496,691
WellCare Health Plans, Inc.*	1,446	477,484
Edwards Lifesciences Corp.*	2,023	471,946
PayPal Holdings, Inc.*	4,217	456,153
MarketAxess Holdings, Inc.	1,060	401,857
Cintas Corp.	1,390	374,021
Moody’s Corp.	1,430	339,496
Estee Lauder Companies, Inc. — Class A	1,550	320,137
ResMed, Inc.	1,900	294,443
S&P Global, Inc.	980	267,589
Intuitive Surgical, Inc.*	450	266,017
IDEXX Laboratories, Inc.*	900	235,017
Thermo Fisher Scientific, Inc.	714	231,957
Total Consumer, Non-cyclical		7,032,170

Consumer, Cyclical - 16.2%
PulteGroup, Inc.	17,680	685,984
Hilton Worldwide Holdings, Inc.	6,112	677,882
Copart, Inc.*	6,190	562,919
Chipotle Mexican Grill, Inc. — Class A*	576	482,176
NVR, Inc.*	120	457,009
DR Horton, Inc.	8,520	449,430
PACCAR, Inc.	5,300	419,230
Yum! Brands, Inc.	4,132	416,216
CarMax, Inc.*	4,430	388,378
Dollar General Corp.	2,240	349,395
Starbucks Corp.	3,760	330,579
AutoZone, Inc.*	270	321,654
O’Reilly Automotive, Inc.*	678	297,140
Ross Stores, Inc.	2,350	273,587
Wynn Resorts Ltd.	1,930	268,019
Tiffany & Co.	1,610	215,177
TJX Companies, Inc.	3,238	197,712
Total Consumer, Cyclical		6,792,487

Industrial - 11.8%
TransDigm Group, Inc.	1,015	568,400
L3Harris Technologies, Inc.	2,060	407,612
Old Dominion Freight Line, Inc.	2,120	402,333
Northrop Grumman Corp.	1,090	374,927
Masco Corp.	7,650	367,124
Keysight Technologies, Inc.*	3,534	362,694
Kansas City Southern	2,210	338,484
Fortune Brands Home & Security, Inc.	4,660	304,484
AMETEK, Inc.	2,930	292,238
Lockheed Martin Corp.	730	284,248
Martin Marietta Materials, Inc.	1,010	282,436
Vulcan Materials Co.	1,940	279,341
Garmin Ltd.	2,850	278,046
Allegion plc	1,780	221,681
Roper Technologies, Inc.	559	198,015
Total Industrial		4,962,063

Communications - 9.4%
Facebook, Inc. — Class A*	3,411	700,108
Charter Communications, Inc. — Class A*	960	465,676
CDW Corp.	3,170	452,803
Netflix, Inc.*	1,338	432,937
Amazon.com, Inc.*	210	388,046
eBay, Inc.	9,400	339,434
Motorola Solutions, Inc.	1,549	249,606
Alphabet, Inc. — Class C*	170	227,293
Booking Holdings, Inc.*	110	225,910
Alphabet, Inc. — Class A*	168	225,018
Arista Networks, Inc.*	1,090	221,706
Total Communications		3,928,537

Financial - 9.1%
Synchrony Financial	17,000	612,170
Mastercard, Inc. — Class A	2,050	612,109
CBRE Group, Inc. — Class A*	9,720	595,739
Visa, Inc. — Class A	2,550	479,145
Cboe Global Markets, Inc.	3,529	423,480
Equinix, Inc. REIT	580	338,546
SBA Communications Corp. REIT	1,240	298,827
American Tower Corp. — Class A REIT	1,090	250,504
Western Union Co.	8,370	224,149
Total Financial		3,834,669

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value
Basic Materials - 4.8%
FMC Corp.	5,610	$559,990
Dow, Inc.	9,900	541,827
Sherwin-Williams Co.	720	420,149
Celanese Corp. — Class A	2,050	252,396
Air Products & Chemicals, Inc.	1,050	246,740
Total Basic Materials		2,021,102

Energy - 1.9%
ConocoPhillips	7,364	478,881
Hess Corp.	5,030	336,054
Total Energy		814,935

Utilities - 1.1%
NRG Energy, Inc.	11,681	464,320

Total Common Stocks
(Cost $36,102,273)		41,849,598

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$233,329	233,329
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	75,236	75,236
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	75,236	75,236
Total Repurchase Agreements
(Cost $383,801)		383,801

Total Investments - 100.4%
(Cost $36,486,074)		$42,233,399
Other Assets & Liabilities, net - (0.4)%		(176,703)
Total Net Assets - 100.0%		$42,056,696

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,849,598	$—	$—	$41,849,598
Repurchase Agreements	—	383,801	—	383,801
Total Assets	$41,849,598	$383,801	$—	$42,233,399

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $36,102,273)	$41,849,598
Repurchase agreements, at value (cost $383,801)	383,801
Cash	1,456
Receivables:
Fund shares sold	638,340
Dividends	53,331
Interest	16
Total assets	42,926,542

Liabilities:
Payable for:
Securities purchased	704,759
Management fees	25,208
Fund shares redeemed	19,109
Transfer agent and administrative fees	8,403
Investor service fees	8,403
Portfolio accounting fees	3,361
Trustees’ fees*	683
Miscellaneous	99,920
Total liabilities	869,846
Commitments and contingent liabilities (Note 12)	—
Net assets	$42,056,696

Net assets consist of:
Paid in capital	$29,794,155
Total distributable earnings (loss)	12,262,541
Net assets	$42,056,696
Capital shares outstanding	771,759
Net asset value per share	$54.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$525,988
Interest	6,154
Income from securities lending, net	1,929
Total investment income	534,071

Expenses:
Management fees	308,350
Investor service fees	102,784
Transfer agent and administrative fees	102,784
Professional fees	71,159
Portfolio accounting fees	41,113
Trustees’ fees*	11,002
Custodian fees	8,007
Line of credit fees	69
Miscellaneous	63,490
Total expenses	708,758
Net investment loss	(174,687)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,219,238
Net realized gain	9,219,238
Net change in unrealized appreciation (depreciation) on:
Investments	740,571
Net change in unrealized appreciation (depreciation)	740,571
Net realized and unrealized gain	9,959,809
Net increase in net assets resulting from operations	$9,785,122

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(174,687)	$(473,030)
Net realized gain on investments	9,219,238	1,832,113
Net change in unrealized appreciation (depreciation) on investments	740,571	(4,989,546)
Net increase (decrease) in net assets resulting from operations	9,785,122	(3,630,463)

Distributions to shareholders	(893,743)	(4,208,400)

Capital share transactions:
Proceeds from sale of shares	64,113,779	95,984,550
Distributions reinvested	893,743	4,208,400
Cost of shares redeemed	(73,667,137)	(105,551,660)
Net decrease from capital share transactions	(8,659,615)	(5,358,710)
Net increase (decrease) in net assets	231,764	(13,197,573)

Net assets:
Beginning of year	41,824,932	55,022,505
End of year	$42,056,696	$41,824,932

Capital share activity:
Shares sold	1,281,107	1,846,716
Shares issued from reinvestment of distributions	17,017	79,434
Shares redeemed	(1,477,477)	(2,069,476)
Net decrease in shares	(179,353)	(143,326)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$43.97	$50.27	$42.31	$43.72	$47.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.44)	(.38)	(.23)	(.25)
Net gain (loss) on investments (realized and unrealized)	11.87	(1.68)	10.51	1.38	.91
Total from investment operations	11.65	(2.12)	10.13	1.15	.66
Less distributions from:
Net realized gains	(1.13)	(4.18)	(2.17)	(2.56)	(4.45)
Total distributions	(1.13)	(4.18)	(2.17)	(2.56)	(4.45)
Net asset value, end of period	$54.49	$43.97	$50.27	$42.31	$43.72

Total Return[b]	26.60%	(5.63%)	24.39%	2.58%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,057	$41,825	$55,023	$43,908	$77,644
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.85%)	(0.80%)	(0.54%)	(0.54%)
Total expenses	1.72%	1.62%	1.67%	1.56%	1.51%
Portfolio turnover rate	190%	203%	303%	265%	174%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2019, S&P 500® Pure Value Fund returned 23.27%, compared with a return of 25.39% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading contributor to performance of the underlying index for the period, followed by the Consumer Discretionary sector and Energy sector. Utilities was the only sector that detracted from performance.

The strongest contributors to performance of the underlying index for the year included Coty, Inc. — Class A, Tyson Foods, Inc. — Class A, and Target Corp. The stocks detracting most from performance of the underlying index were PG&E Corp., DXC Technology Co., and Kohl’s Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Macy’s, Inc.	2.7%
Berkshire Hathaway, Inc. — Class B	2.6%
Ford Motor Co.	2.1%
Baker Hughes Co.	2.0%
Marathon Petroleum Corp.	2.0%
General Motors Co.	1.9%
Prudential Financial, Inc.	1.8%
Unum Group	1.8%
MetLife, Inc.	1.7%
Westrock Co.	1.7%
Top Ten Total	20.3%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	23.27%	5.66%	11.70%
S&P 500 Pure Value Index	25.39%	7.39%	13.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financial - 33.4%
Berkshire Hathaway, Inc. — Class B*	3,690	$835,785
Prudential Financial, Inc.	6,265	587,281
Unum Group	19,802	577,426
MetLife, Inc.	11,038	562,607
Lincoln National Corp.	9,196	542,656
American International Group, Inc.	9,017	462,843
Loews Corp.	8,308	436,087
Invesco Ltd.	22,522	404,946
Principal Financial Group, Inc.	6,561	360,855
Citizens Financial Group, Inc.	8,856	359,642
Capital One Financial Corp.	3,268	336,310
Citigroup, Inc.	3,956	316,045
Goldman Sachs Group, Inc.	1,272	292,471
People’s United Financial, Inc.	16,473	278,394
Morgan Stanley	5,129	262,195
Regions Financial Corp.	14,434	247,687
Allstate Corp.	2,073	233,109
Fifth Third Bancorp	7,542	231,841
Assurant, Inc.	1,752	229,652
Travelers Companies, Inc.	1,643	225,009
Hartford Financial Services Group, Inc.	3,666	222,783
Everest Re Group Ltd.	777	215,105
Zions Bancorp North America	3,812	197,919
Bank of New York Mellon Corp.	3,829	192,714
Bank of America Corp.	5,202	183,214
Chubb Ltd.	1,176	183,056
KeyCorp	8,956	181,269
State Street Corp.	2,274	179,873
Aflac, Inc.	3,345	176,950
Franklin Resources, Inc.	6,390	166,012
Wells Fargo & Co.	3,070	165,166
Alliance Data Systems Corp.	1,440	161,568
Comerica, Inc.	2,110	151,393
Huntington Bancshares, Inc.	9,037	136,278
Truist Financial Corp.	2,329	131,169
Host Hotels & Resorts, Inc. REIT	6,780	125,769
M&T Bank Corp.	730	123,918
Globe Life, Inc.	1,170	123,142
Raymond James Financial, Inc.	1,320	118,087
Total Financial		10,918,226

Consumer, Cyclical - 21.7%
Macy’s, Inc.	51,660	878,220
Ford Motor Co.	72,982	678,733
General Motors Co.	16,657	609,646
Kohl’s Corp.	10,577	538,898
Gap, Inc.	27,154	480,083
American Airlines Group, Inc.	12,730	365,096
Walgreens Boots Alliance, Inc.	6,106	360,010
PVH Corp.	3,409	358,456
Whirlpool Corp.	2,004	295,650
Lennar Corp. — Class A	5,169	288,378
Nordstrom, Inc.	6,800	278,324
United Airlines Holdings, Inc.*	3,137	276,338
Carnival Corp.	5,242	266,451
Mohawk Industries, Inc.*	1,891	257,895
L Brands, Inc.	11,890	215,447
BorgWarner, Inc.	4,511	195,687
Best Buy Company, Inc.	2,019	177,268
Delta Air Lines, Inc.	3,024	176,844
Alaska Air Group, Inc.	2,373	160,771
Norwegian Cruise Line Holdings Ltd.*	2,106	123,011
Capri Holdings Ltd.*	3,130	119,410
Total Consumer, Cyclical		7,100,616

Energy - 15.4%
Baker Hughes Co.	25,885	663,433
Marathon Petroleum Corp.	10,606	639,011
Marathon Oil Corp.	32,440	440,535
HollyFrontier Corp.	8,070	409,230
Concho Resources, Inc.	4,650	407,200
Valero Energy Corp.	4,284	401,197
Diamondback Energy, Inc.	3,620	336,153
Devon Energy Corp.	11,910	309,303
TechnipFMC plc	13,270	284,509
Helmerich & Payne, Inc.	5,136	233,328
Halliburton Co.	8,620	210,931
Occidental Petroleum Corp.	4,720	194,511
Exxon Mobil Corp.	2,710	189,104
Chevron Corp.	1,511	182,091
Kinder Morgan, Inc.	6,656	140,908
Total Energy		5,041,444

Consumer, Non-cyclical - 14.6%
Archer-Daniels-Midland Co.	11,197	518,981
Kroger Co.	16,463	477,262
CVS Health Corp.	5,791	430,213
Centene Corp.*	6,770	425,630
Mylan N.V.*	21,057	423,246
Corteva, Inc.	13,787	407,544
Molson Coors Beverage Co. — Class B	7,423	400,099
AmerisourceBergen Corp. — Class A	4,028	342,460
Cigna Corp.	1,640	335,364
McKesson Corp.	2,327	321,871
Perrigo Company plc	3,850	198,891
Anthem, Inc.	608	183,634
Kraft Heinz Co.	4,890	157,116
JM Smucker Co.	1,460	152,030
Total Consumer, Non-cyclical		4,774,341

Basic Materials - 5.1%
Mosaic Co.	24,690	534,292
DuPont de Nemours, Inc.	6,167	395,921
Nucor Corp.	4,598	258,775
Eastman Chemical Co.	2,100	166,446
International Paper Co.	3,440	158,412
Newmont Goldcorp Corp.	3,470	150,772
Total Basic Materials		1,664,618

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P 500® PURE VALUE FUND

	Shares	Value
Industrial - 2.8%
Westrock Co.	12,798	$549,162
Textron, Inc.	4,608	205,517
FedEx Corp.	1,170	176,916
Total Industrial		931,595

Technology - 2.4%
DXC Technology Co.	8,824	331,694
Hewlett Packard Enterprise Co.	20,260	321,324
HP, Inc.	6,824	140,233
Total Technology		793,251

Communications - 2.3%
News Corp. — Class A	21,843	308,860
DISH Network Corp. — Class A*	5,174	183,522
AT&T, Inc.	4,295	167,848
News Corp. — Class B	6,847	99,350
Total Communications		759,580

Utilities - 1.6%
Exelon Corp.	4,714	214,911
CenterPoint Energy, Inc.	6,080	165,802
Duke Energy Corp.	1,430	130,430
Total Utilities		511,143

Total Common Stocks
(Cost $27,377,764)		32,494,814

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.4%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$76,633	76,633
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	24,710	24,710
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	24,710	24,710
Total Repurchase Agreements
(Cost $126,053)		126,053

Total Investments - 99.7%
(Cost $27,503,817)		$32,620,867
Other Assets & Liabilities, net - 0.3%		109,895
Total Net Assets - 100.0%		$32,730,762

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,494,814	$—	$—	$32,494,814
Repurchase Agreements	—	126,053	—	126,053
Total Assets	$32,494,814	$126,053	$—	$32,620,867

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $27,377,764)	$32,494,814
Repurchase agreements, at value (cost $126,053)	126,053
Receivables:
Fund shares sold	208,405
Dividends	36,803
Interest	5
Total assets	32,866,080

Liabilities:
Payable for:
Professional fees	49,058
Management fees	20,972
Printing fees	15,656
Fund shares redeemed	13,690
Transfer agent and administrative fees	6,991
Investor service fees	6,991
Portfolio accounting fees	2,796
Trustees’ fees*	571
Miscellaneous	18,593
Total liabilities	135,318
Commitments and contingent liabilities (Note 12)	—
Net assets	$32,730,762

Net assets consist of:
Paid in capital	$28,461,051
Total distributable earnings (loss)	4,269,711
Net assets	$32,730,762
Capital shares outstanding	564,239
Net asset value per share	$58.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$940,851
Interest	4,192
Income from securities lending, net	7,936
Total investment income	952,979

Expenses:
Management fees	253,286
Investor service fees	84,429
Transfer agent and administrative fees	84,429
Professional fees	69,318
Portfolio accounting fees	33,771
Trustees’ fees*	9,071
Custodian fees	6,832
Line of credit fees	22
Miscellaneous	41,106
Total expenses	582,264
Net investment income	370,715

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,213,291
Net realized gain	3,213,291
Net change in unrealized appreciation (depreciation) on:
Investments	3,562,491
Net change in unrealized appreciation (depreciation)	3,562,491
Net realized and unrealized gain	6,775,782
Net increase in net assets resulting from operations	$7,146,497

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$370,715	$346,389
Net realized gain (loss) on investments	3,213,291	(641,649)
Net change in unrealized appreciation (depreciation) on investments	3,562,491	(5,863,849)
Net increase (decrease) in net assets resulting from operations	7,146,497	(6,159,109)

Distributions to shareholders	(674,374)	(3,121,849)

Capital share transactions:
Proceeds from sale of shares	43,355,945	70,588,571
Distributions reinvested	674,374	3,121,849
Cost of shares redeemed	(50,882,754)	(75,813,932)
Net decrease from capital share transactions	(6,852,435)	(2,103,512)
Net decrease in net assets	(380,312)	(11,384,470)

Net assets:
Beginning of year	33,111,074	44,495,544
End of year	$32,730,762	$33,111,074

Capital share activity:
Shares sold	809,655	1,202,731
Shares issued from reinvestment of distributions	12,210	55,490
Shares redeemed	(947,155)	(1,288,384)
Net decrease in shares	(125,290)	(30,163)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$48.02	$61.83	$56.45	$50.08	$71.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	.53	.35	.83	.63
Net gain (loss) on investments (realized and unrealized)	10.53	(7.82)	8.28	9.87	(5.87)
Total from investment operations	11.12	(7.29)	8.63	10.70	(5.24)
Less distributions from:
Net investment income	(.45)	(.53)	(.46)	(1.23)	(.82)
Net realized gains	(.68)	(5.99)	(2.79)	(3.10)	(15.08)
Total distributions	(1.13)	(6.52)	(3.25)	(4.33)	(15.90)
Net asset value, end of period	$58.01	$48.02	$61.83	$56.45	$50.08

Total Return[b]	23.27%	(13.32%)	15.86%	17.40%	(9.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,731	$33,111	$44,496	$44,849	$32,326
Ratios to average net assets:
Net investment income (loss)	1.10%	0.91%	0.61%	0.88%	1.02%
Total expenses	1.72%	1.63%	1.61%	1.56%	1.51%
Portfolio turnover rate	144%	197%	127%	207%	162%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2019, S&P MidCap 400® Pure Growth Fund returned 15.41%, compared with a return of 17.24% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector contributed the most to the return of the underlying index for the period, followed by the Information Technology sector and the Industrials sector. The Energy sector and the Materials sector were the only detractors from return.

Eldorado Resorts, Inc., Churchill Downs, Inc., and Fair Isaac Corp. added the most to return of the underlying index for the year. Mallinckrodt plc, Green Dot Corp. — Class A, and Valaris plc — Class A detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
SolarEdge Technologies, Inc.	2.2%
Matador Resources Co.	2.2%
RH	2.2%
Universal Display Corp.	2.1%
WPX Energy, Inc.	2.0%
MasTec, Inc.	2.0%
RenaissanceRe Holdings Ltd.	1.9%
Arrowhead Pharmaceuticals, Inc.	1.9%
Axon Enterprise, Inc.	1.9%
Jabil, Inc.	1.8%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	15.41%	3.97%	9.38%
S&P MidCap 400 Pure Growth Index	17.24%	5.70%	11.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Industrial - 24.3%
Universal Display Corp.	1,300	$267,891
MasTec, Inc.*	3,880	248,941
Axon Enterprise, Inc.*	3,220	235,961
Jabil, Inc.	5,650	233,515
Mercury Systems, Inc.*	2,860	197,655
Carlisle Companies, Inc.	1,100	178,024
Trex Company, Inc.*	1,840	165,379
KBR, Inc.	5,140	156,770
Timken Co.	2,660	149,785
Knight-Swift Transportation Holdings, Inc.	4,020	144,077
Teledyne Technologies, Inc.*	410	142,081
Woodward, Inc.	1,160	137,390
Tetra Tech, Inc.	1,490	128,378
Coherent, Inc.*	740	123,099
Hubbell, Inc.	780	115,299
Cognex Corp.	1,790	100,312
Clean Harbors, Inc.*	950	81,463
Nordson Corp.	480	78,163
Gentex Corp.	2,590	75,058
Lincoln Electric Holdings, Inc.	730	70,613
Eagle Materials, Inc.	710	64,369
Total Industrial		3,094,223

Consumer, Cyclical - 20.9%
RH*	1,300	277,550
Caesars Entertainment Corp.*	14,700	199,920
Eldorado Resorts, Inc.*	3,108	185,361
Marriott Vacations Worldwide Corp.	1,430	184,127
Five Below, Inc.*	1,370	175,168
Skechers U.S.A., Inc. — Class A*	3,900	168,441
Scientific Games Corp. — Class A*	5,911	158,296
Casey’s General Stores, Inc.	970	154,220
Domino’s Pizza, Inc.	479	140,721
Dunkin’ Brands Group, Inc.	1,840	138,994
Scotts Miracle-Gro Co. — Class A	1,240	131,663
Boyd Gaming Corp.	3,430	102,694
Churchill Downs, Inc.	709	97,275
Pool Corp.	418	88,775
Wyndham Hotels & Resorts, Inc.	1,357	85,233
Deckers Outdoor Corp.*	500	84,430
Polaris, Inc.	790	80,343
Herman Miller, Inc.	1,780	74,137
Tempur Sealy International, Inc.*	840	73,130
Toro Co.	850	67,720
Total Consumer, Cyclical		2,668,198

Consumer, Non-cyclical - 20.1%
Arrowhead Pharmaceuticals, Inc.*	3,790	240,400
Repligen Corp.*	2,440	225,700
Penumbra, Inc.*	1,240	203,695
WEX, Inc.*	800	167,568
FTI Consulting, Inc.*	1,450	160,457
Exelixis, Inc.*	8,340	146,951
Ligand Pharmaceuticals, Inc. — Class B*,1	1,380	143,920
Boston Beer Company, Inc. — Class A*	370	139,805
Syneos Health, Inc.*	2,290	136,198
PRA Health Sciences, Inc.*	1,110	123,376
Bio-Techne Corp.	550	120,730
Masimo Corp.*	690	109,061
Charles River Laboratories International, Inc.*	610	93,184
Chemed Corp.	210	92,245
Sanderson Farms, Inc.	510	89,872
Amedisys, Inc.*	530	88,467
West Pharmaceutical Services, Inc.	490	73,662
Catalent, Inc.*	1,270	71,501
Brink’s Co.	770	69,824
ICU Medical, Inc.*	350	65,492
Total Consumer, Non-cyclical		2,562,108

Technology - 15.0%
Teradyne, Inc.	3,020	205,934
MKS Instruments, Inc.	1,830	201,318
Cabot Microelectronics Corp.	1,370	197,718
Lumentum Holdings, Inc.*	2,120	168,116
Fair Isaac Corp.*	445	166,733
Tyler Technologies, Inc.*	510	153,010
j2 Global, Inc.	1,619	151,716
Cypress Semiconductor Corp.	5,738	133,868
CACI International, Inc. — Class A*	520	129,995
Monolithic Power Systems, Inc.	720	128,174
Perspecta, Inc.	4,220	111,577
Manhattan Associates, Inc.*	1,130	90,118
ACI Worldwide, Inc.*	1,774	67,208
Total Technology		1,905,485

Energy - 8.0%
SolarEdge Technologies, Inc.*	2,970	282,417
Matador Resources Co.*	15,550	279,434
WPX Energy, Inc.*	18,960	260,510
Murphy USA, Inc.*	1,660	194,220
Total Energy		1,016,581

Financial - 7.1%
RenaissanceRe Holdings Ltd.	1,230	241,105
LendingTree, Inc.*,1	720	218,477
Cousins Properties, Inc. REIT	4,250	175,100
Primerica, Inc.	800	104,448
Brown & Brown, Inc.	2,622	103,516
EastGroup Properties, Inc. REIT	470	62,355
Total Financial		905,001

Basic Materials - 2.1%
Reliance Steel & Aluminum Co.	1,420	170,059
Royal Gold, Inc.	760	92,910
Total Basic Materials		262,969

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
Communications - 1.8%
Cable One, Inc.	100	$148,847
Etsy, Inc.*	1,950	86,385
Total Communications		235,232

Total Common Stocks
(Cost $11,534,739)		12,649,797

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$31,939	31,939
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	10,299	10,299
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	10,299	10,299
Total Repurchase Agreements
(Cost $52,537)		52,537

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	162,748	$162,748
Total Securities Lending Collateral
(Cost $162,748)		162,748

Total Investments - 101.0%
(Cost $11,750,024)		$12,865,082
Other Assets & Liabilities, net - (1.0)%		(127,195)
Total Net Assets - 100.0%		$12,737,887

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,649,797	$—	$—	$12,649,797
Repurchase Agreements	—	52,537	—	52,537
Securities Lending Collateral	162,748	—	—	162,748
Total Assets	$12,812,545	$52,537	$—	$12,865,082

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $159,612 of securities loaned (cost $11,697,487)	$12,812,545
Repurchase agreements, at value (cost $52,537)	52,537
Receivables:
Securities sold	1,243,456
Fund shares sold	48,292
Dividends	9,336
Securities lending income	20
Interest	2
Total assets	14,166,188

Liabilities:
Payable for:
Fund shares redeemed	918,819
Securities purchased	296,772
Return of securities lending collateral	162,748
Management fees	8,633
Transfer agent and administrative fees	2,878
Investor service fees	2,878
Portfolio accounting fees	1,151
Trustees’ fees*	234
Miscellaneous	34,188
Total liabilities	1,428,301
Commitments and contingent liabilities (Note 12)	—
Net assets	$12,737,887

Net assets consist of:
Paid in capital	$11,259,600
Total distributable earnings (loss)	1,478,287
Net assets	$12,737,887
Capital shares outstanding	352,132
Net asset value per share	$36.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$132,329
Interest	2,284
Income from securities lending, net	551
Total investment income	135,164

Expenses:
Management fees	106,480
Investor service fees	35,494
Transfer agent and administrative fees	35,494
Professional fees	24,104
Portfolio accounting fees	14,197
Trustees’ fees*	3,945
Custodian fees	2,855
Line of credit fees	21
Miscellaneous	22,462
Total expenses	245,052
Net investment loss	(109,888)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,664,662
Net realized gain	1,664,662
Net change in unrealized appreciation (depreciation) on:
Investments	442,373
Net change in unrealized appreciation (depreciation)	442,373
Net realized and unrealized gain	2,107,035
Net increase in net assets resulting from operations	$1,997,147

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(109,888)	$(152,436)
Net realized gain (loss) on investments	1,664,662	(611,299)
Net change in unrealized appreciation (depreciation) on investments	442,373	(1,883,907)
Net increase (decrease) in net assets resulting from operations	1,997,147	(2,647,642)

Distributions to shareholders	—	(1,549,049)

Capital share transactions:
Proceeds from sale of shares	15,348,447	25,614,538
Distributions reinvested	—	1,549,049
Cost of shares redeemed	(18,818,025)	(29,150,899)
Net decrease from capital share transactions	(3,469,578)	(1,987,312)
Net decrease in net assets	(1,472,431)	(6,184,003)

Net assets:
Beginning of year	14,210,318	20,394,321
End of year	$12,737,887	$14,210,318

Capital share activity:
Shares sold	441,408	642,331
Shares issued from reinvestment of distributions	—	38,862
Shares redeemed	(542,670)	(746,632)
Net decrease in shares	(101,262)	(65,439)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$31.34	$39.31	$33.11	$32.23	$34.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.28)	(.25)	(.22)	(.22)
Net gain (loss) on investments (realized and unrealized)	5.10	(4.97)	6.45	1.10	.88
Total from investment operations	4.83	(5.25)	6.20	.88	.66
Less distributions from:
Net realized gains	—	(2.72)	—	—	(2.48)
Total distributions	—	(2.72)	—	—	(2.48)
Net asset value, end of period	$36.17	$31.34	$39.31	$33.11	$32.23

Total Return[b]	15.41%	(14.83%)	18.73%	2.70%	1.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,738	$14,210	$20,394	$19,061	$34,144
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.72%)	(0.70%)	(0.71%)	(0.64%)
Total expenses	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	176%	183%	233%	296%	269%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2019, S&P MidCap 400® Pure Value Fund returned 22.46%, compared with a return of 24.49% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector contributed the most to the return of the underlying index for the period, followed by the Information Technology sector and the Financials sector. The Communication Services sector and Real Estate sector were the only detractors from return.

World Fuel Services Corp., KB Home, and Bed Bath & Beyond, Inc. added the most to return of the underlying index for the year. McDermott International, Inc., Realogy Holdings Corp., and United States Steel Corp. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Chesapeake Energy Corp.	2.9%
Resideo Technologies, Inc.	2.7%
Genworth Financial, Inc. — Class A	2.6%
Goodyear Tire & Rubber Co.	2.4%
Dillard’s, Inc. — Class A	2.2%
United States Steel Corp.	2.1%
Avnet, Inc.	2.0%
Ryder System, Inc.	2.0%
Brighthouse Financial, Inc.	2.0%
CNX Resources Corp.	2.0%
Top Ten Total	22.9%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	22.46%	4.98%	9.20%
S&P MidCap 400 Pure Value Index	24.49%	6.75%	11.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Consumer, Cyclical - 26.6%
Resideo Technologies, Inc.*	21,528	$256,829
Goodyear Tire & Rubber Co.	14,756	229,530
Dillard’s, Inc. — Class A1	2,830	207,948
Dana, Inc.	9,717	176,850
World Fuel Services Corp.	3,663	159,047
AutoNation, Inc.*	3,149	153,136
Lear Corp.	960	131,712
Delphi Technologies plc*	9,375	120,281
Bed Bath & Beyond, Inc.	6,485	112,190
TRI Pointe Group, Inc.*	6,927	107,923
Adient plc*	4,953	105,251
Thor Industries, Inc.	1,371	101,851
Penn National Gaming, Inc.*	3,870	98,917
JetBlue Airways Corp.*	5,140	96,221
Foot Locker, Inc.	2,110	82,269
BJ’s Wholesale Club Holdings, Inc.*	3,570	81,182
Dick’s Sporting Goods, Inc.	1,591	78,739
KAR Auction Services, Inc.	3,170	69,074
Urban Outfitters, Inc.*	2,480	68,870
American Eagle Outfitters, Inc.	4,270	62,769
Total Consumer, Cyclical		2,500,589

Financial - 26.0%
Genworth Financial, Inc. — Class A*	55,290	243,276
Brighthouse Financial, Inc.*	4,762	186,813
CNO Financial Group, Inc.	7,765	140,780
Reinsurance Group of America, Inc. — Class A	735	119,849
Jefferies Financial Group, Inc.	5,144	109,927
Umpqua Holdings Corp.	5,221	92,412
Park Hotels & Resorts, Inc. REIT	3,450	89,251
FNB Corp.	6,920	87,884
GEO Group, Inc. REIT	5,060	84,047
CoreCivic, Inc. REIT	4,700	81,686
Diversified Healthcare Trust REIT	9,666	81,581
Associated Banc-Corp.	3,500	77,140
Old Republic International Corp.	3,435	76,841
PacWest Bancorp	2,007	76,808
Legg Mason, Inc.	2,065	74,154
Navient Corp.	5,296	72,449
Kemper Corp.	910	70,525
Mercury General Corp.	1,440	70,171
Janus Henderson Group plc	2,832	69,243
Sterling Bancorp	3,260	68,721
Bank OZK	2,245	68,484
Hancock Whitney Corp.	1,445	63,406
Pebblebrook Hotel Trust REIT	2,080	55,765
First Horizon National Corp.	3,219	53,307
Wintrust Financial Corp.	750	53,175
Pinnacle Financial Partners, Inc.	736	47,104
Texas Capital Bancshares, Inc.*	820	46,551
Valley National Bancorp	3,750	42,937
TCF Financial Corp.	910	42,588
Total Financial		2,446,875

Industrial - 15.3%
Avnet, Inc.	4,541	192,720
Ryder System, Inc.	3,498	189,976
SYNNEX Corp.	1,187	152,886
Arrow Electronics, Inc.*	1,785	151,261
Tech Data Corp.*	1,032	148,195
AECOM*	2,395	103,296
Terex Corp.	3,020	89,936
Greif, Inc. — Class A	1,940	85,748
Dycom Industries, Inc.*	1,580	74,497
Trinity Industries, Inc.	2,950	65,343
Regal Beloit Corp.	620	53,078
II-VI, Inc.*	1,460	49,158
XPO Logistics, Inc.*	570	45,429
Worthington Industries, Inc.	960	40,493
Total Industrial		1,442,016

Energy - 11.2%
Chesapeake Energy Corp.*,1	330,960	273,241
CNX Resources Corp.*	21,020	186,027
PBF Energy, Inc. — Class A	5,260	165,006
NOW, Inc.*	14,680	165,003
Equities Corp.	10,285	112,106
Antero Midstream Corp.[1]	10,630	80,682
Patterson-UTI Energy, Inc.	6,670	70,035
Total Energy		1,052,100

Consumer, Non-cyclical - 8.9%
Patterson Companies, Inc.	7,421	151,982
ManpowerGroup, Inc.	1,497	145,359
Avis Budget Group, Inc.*	3,307	106,617
Graham Holdings Co. — Class B	116	74,123
TreeHouse Foods, Inc.*	1,380	66,930
Green Dot Corp. — Class A*	2,340	54,522
Sprouts Farmers Market, Inc.*	2,770	53,600
Tenet Healthcare Corp.*	1,370	52,101
Molina Healthcare, Inc.*	350	47,491
Acadia Healthcare Company, Inc.*	1,372	45,578
Adtalem Global Education, Inc.*	1,240	43,363
Spectrum Brands Holdings, Inc.	1	64
Total Consumer, Non-cyclical		841,730

Basic Materials - 8.0%
United States Steel Corp.[1]	17,738	202,390
Domtar Corp.	4,483	171,430
Olin Corp.	7,900	136,275
Commercial Metals Co.	4,971	110,704
Chemours Co.	3,970	71,817
Minerals Technologies, Inc.	1,050	60,512
Total Basic Materials		753,128

Communications - 2.6%
Telephone & Data Systems, Inc.	6,995	177,883
Meredith Corp.	2,100	68,187
Total Communications		246,070

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Technology - 0.5%
NetScout Systems, Inc.*	1,985	$47,779

Total Common Stocks
(Cost $8,043,605)		9,330,287

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$30,839	30,839
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	9,944	9,944
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	9,944	9,944
Total Repurchase Agreements
(Cost $50,727)		50,727

	Shares
SECURITIES LENDING COLLATERAL†,3 - 6.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	613,614	$613,614
Total Securities Lending Collateral
(Cost $613,614)		613,614

Total Investments - 106.1%
(Cost $8,707,946)		$9,994,628
Other Assets & Liabilities, net - (6.1)%		(576,704)
Total Net Assets - 100.0%		$9,417,924

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,330,287	$—	$—	$9,330,287
Repurchase Agreements	—	50,727	—	50,727
Securities Lending Collateral	613,614	—	—	613,614
Total Assets	$9,943,901	$50,727	$—	$9,994,628

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $566,223 of securities loaned (cost $8,657,219)	$9,943,901
Repurchase agreements, at value (cost $50,727)	50,727
Receivables:
Fund shares sold	156,610
Dividends	12,725
Securities lending income	1,296
Interest	2
Total assets	10,165,261

Liabilities:
Payable for:
Return of securities lending collateral	613,614
Securities purchased	98,030
Management fees	5,945
Transfer agent and administrative fees	1,982
Investor service fees	1,982
Portfolio accounting fees	792
Fund shares redeemed	267
Trustees’ fees*	168
Miscellaneous	24,557
Total liabilities	747,337
Commitments and contingent liabilities (Note 12)	—
Net assets	$9,417,924

Net assets consist of:
Paid in capital	$8,452,535
Total distributable earnings (loss)	965,389
Net assets	$9,417,924
Capital shares outstanding	223,436
Net asset value per share	$42.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$197,048
Interest	1,458
Income from securities lending, net	11,397
Total investment income	209,903

Expenses:
Management fees	75,883
Investor service fees	25,294
Transfer agent and administrative fees	25,294
Professional fees	21,406
Portfolio accounting fees	10,118
Trustees’ fees*	2,893
Custodian fees	2,101
Line of credit fees	24
Miscellaneous	11,684
Total expenses	174,697
Net investment income	35,206

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	846,642
Net realized gain	846,642
Net change in unrealized appreciation (depreciation) on:
Investments	1,093,223
Net change in unrealized appreciation (depreciation)	1,093,223
Net realized and unrealized gain	1,939,865
Net increase in net assets resulting from operations	$1,975,071

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$35,206	$(3,727)
Net realized gain (loss) on investments	846,642	(300,173)
Net change in unrealized appreciation (depreciation) on investments	1,093,223	(2,067,546)
Net increase (decrease) in net assets resulting from operations	1,975,071	(2,371,446)

Distributions to shareholders	—	(1,912,944)

Capital share transactions:
Proceeds from sale of shares	15,114,260	15,203,247
Distributions reinvested	—	1,912,944
Cost of shares redeemed	(16,656,592)	(21,262,053)
Net decrease from capital share transactions	(1,542,332)	(4,145,862)
Net increase (decrease) in net assets	432,739	(8,430,252)

Net assets:
Beginning of year	8,985,185	17,415,437
End of year	$9,417,924	$8,985,185

Capital share activity:
Shares sold	377,132	323,982
Shares issued from reinvestment of distributions	—	44,363
Shares redeemed	(414,713)	(457,135)
Net decrease in shares	(37,581)	(88,790)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$34.42	$49.79	$54.35	$42.30	$53.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	(.01)	(.05)	(.06)	.26
Net gain (loss) on investments (realized and unrealized)	7.59	(7.95)	6.13	12.41	(5.93)
Total from investment operations	7.73	(7.96)	6.08	12.35	(5.67)
Less distributions from:
Net investment income	—	—	—	(.30)	(.08)
Net realized gains	—	(7.41)	(10.64)	—	(5.73)
Total distributions	—	(7.41)	(10.64)	(.30)	(5.81)
Net asset value, end of period	$42.15	$34.42	$49.79	$54.35	$42.30

Total Return[b]	22.46%	(18.98%)	13.15%	28.89%	(11.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,418	$8,985	$17,415	$30,207	$12,007
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.03%)	(0.10%)	(0.07%)	0.52%
Total expenses	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	188%	145%	144%	282%	280%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2019, S&P SmallCap 600® Pure Growth Fund return was 12.57%, compared with a return of 14.78% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care, Information Technology, and Industrials sectors contributed the most to the return of the underlying index for the period. The Energy, Consumer Discretionary, and Communication Services sectors detracted the most from return.

The best-performing stocks of the underlying index were Avon Products, Inc., Arrowhead Pharmaceuticals, Inc., and NeoGenomics, Inc. The weakest performers of the underlying index were Ascena Retail Group, Inc., KLX Energy Services Holdings, Inc., and Tailored Brands, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Talos Energy, Inc.	2.0%
Par Pacific Holdings, Inc.	1.4%
SRC Energy, Inc.	1.4%
Innovative Industrial Properties, Inc.	1.3%
NMI Holdings, Inc. — Class A	1.3%
Kinsale Capital Group, Inc.	1.3%
Rent-A-Center, Inc.	1.3%
Winnebago Industries, Inc.	1.3%
LGI Homes, Inc.	1.2%
Ultra Clean Holdings, Inc.	1.2%
Top Ten Total	13.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	12.57%	7.05%	11.05%
S&P SmallCap 600 Pure Growth Index	14.78%	8.95%	13.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Industrial - 20.9%
Triumph Group, Inc.	5,200	$131,404
TopBuild Corp.*	1,240	127,819
Federal Signal Corp.	3,960	127,710
Patrick Industries, Inc.	2,350	123,210
American Woodmark Corp.*	1,170	122,277
Ichor Holdings Ltd.*	3,610	120,105
Griffon Corp.	5,640	114,661
Universal Forest Products, Inc.	2,160	103,032
OSI Systems, Inc.*	1,020	102,755
Saia, Inc.*	1,090	101,501
Advanced Energy Industries, Inc.*	1,240	88,288
Simpson Manufacturing Company, Inc.	1,100	88,253
CIRCOR International, Inc.*	1,800	83,232
John Bean Technologies Corp.	680	76,609
ESCO Technologies, Inc.	769	71,132
Itron, Inc.*	840	70,518
Alamo Group, Inc.	550	69,052
Comtech Telecommunications Corp.	1,910	67,786
Alarm.com Holdings, Inc.*	1,490	64,025
Franklin Electric Company, Inc.	1,110	63,625
Plexus Corp.*	800	61,552
Aerojet Rocketdyne Holdings, Inc.*	1,342	61,276
Fabrinet*	940	60,950
Forward Air Corp.	860	60,157
SPX FLOW, Inc.*	1,220	59,621
Tennant Co.	720	56,102
Watts Water Technologies, Inc. — Class A	540	53,870
Exponent, Inc.	770	53,138
Albany International Corp. — Class A	668	50,715
SPX Corp.*	970	49,354
AAON, Inc.	910	44,963
Vicor Corp.*	944	44,104
Total Industrial		2,572,796

Consumer, Non-cyclical - 16.9%
Rent-A-Center, Inc.	5,480	158,043
Medpace Holdings, Inc.*	1,530	128,612
Hanger, Inc.*	4,020	110,992
Innoviva, Inc.*	7,766	109,967
Cardiovascular Systems, Inc.*	2,220	107,870
NeoGenomics, Inc.*	3,670	107,347
Eagle Pharmaceuticals, Inc.*	1,736	104,299
ANI Pharmaceuticals, Inc.*	1,610	99,289
Coca-Cola Consolidated, Inc.	330	93,737
Pennant Group, Inc.*	2,789	92,232
RR Donnelley & Sons Co.	22,340	88,243
Cutera, Inc.*	2,440	87,376
RadNet, Inc.*	3,860	78,358
CONMED Corp.	660	73,808
Corcept Therapeutics, Inc.*	6,010	72,721
LHC Group, Inc.*	450	61,992
Addus HomeCare Corp.*	630	61,249
Anika Therapeutics, Inc.*	1,060	54,961
Enanta Pharmaceuticals, Inc.*	870	53,748
LeMaitre Vascular, Inc.	1,450	52,128
Inter Parfums, Inc.	702	51,042
EVERTEC, Inc.	1,380	46,975
Medifast, Inc.	371	40,654
CorVel Corp.*	441	38,526
Medicines Co.*	450	38,223
REGENXBIO, Inc.*	890	36,463
John B Sanfilippo & Son, Inc.	390	35,599
Total Consumer, Non-cyclical		2,084,454

Consumer, Cyclical - 15.5%
Winnebago Industries, Inc.	2,970	157,351
LGI Homes, Inc.*	2,120	149,778
Installed Building Products, Inc.*	2,100	144,627
Sleep Number Corp.*	2,621	129,058
Lithia Motors, Inc. — Class A	800	117,600
Callaway Golf Co.	5,460	115,752
Wingstop, Inc.	1,314	113,306
MDC Holdings, Inc.	2,500	95,400
Fox Factory Holding Corp.*	1,320	91,833
Boot Barn Holdings, Inc.*	1,980	88,169
LCI Industries	820	87,846
Zumiez, Inc.*	2,480	85,659
Steven Madden Ltd.	1,620	69,676
Shake Shack, Inc. — Class A*	1,163	69,280
UniFirst Corp.	310	62,614
Allegiant Travel Co. — Class A	358	62,306
Chuy’s Holdings, Inc.*	2,230	57,802
Cavco Industries, Inc.*	284	55,488
Universal Electronics, Inc.*	1,010	52,783
St. Joe Co.*	2,540	50,368
Crocs, Inc.*	1,100	46,079
Total Consumer, Cyclical		1,902,775

Financial - 15.0%
Innovative Industrial Properties, Inc. REIT[1]	2,180	165,397
NMI Holdings, Inc. — Class A*	4,880	161,918
Kinsale Capital Group, Inc.	1,580	160,623
Essential Properties Realty Trust, Inc. REIT	6,016	149,257
Safehold, Inc. REIT	3,660	147,498
Meta Financial Group, Inc.	3,780	138,008
Virtus Investment Partners, Inc.	1,040	126,589
PennyMac Mortgage Investment Trust REIT	5,040	112,342
Walker & Dunlop, Inc.	1,660	107,369
eHealth, Inc.*	1,090	104,727
Enova International, Inc.*	4,029	96,938
Granite Point Mortgage Trust, Inc. REIT	5,030	92,451
Community Healthcare Trust, Inc. REIT	2,000	85,720
Preferred Bank/Los Angeles CA	1,160	69,704
Universal Health Realty Income Trust REIT	490	57,506
ServisFirst Bancshares, Inc.	1,050	39,564
Agree Realty Corp. REIT	520	36,488
Total Financial		1,852,099

Technology - 13.3%
Ultra Clean Holdings, Inc.*	6,360	149,269
Brooks Automation, Inc.	3,423	143,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
KEMET Corp.	4,344	$117,506
FormFactor, Inc.*	4,040	104,919
Xperi Corp.	4,920	91,020
Diodes, Inc.*	1,560	87,937
Diebold Nixdorf, Inc.*	8,280	87,437
TTEC Holdings, Inc.	2,190	86,768
SPS Commerce, Inc.*	1,430	79,251
CSG Systems International, Inc.	1,380	71,456
Virtusa Corp.*	1,549	70,216
ManTech International Corp. — Class A	840	67,099
Agilysys, Inc.*	2,600	66,066
Digi International, Inc.*	3,600	63,792
LivePerson, Inc.*	1,510	55,870
ExlService Holdings, Inc.*	790	54,873
3D Systems Corp.*	6,190	54,163
Qualys, Inc.*	640	53,357
Power Integrations, Inc.	520	51,433
Glu Mobile, Inc.*	8,210	49,671
Progress Software Corp.	810	33,655
Total Technology		1,639,387

Energy - 10.0%
Talos Energy, Inc.*	8,350	251,753
Par Pacific Holdings, Inc.*	7,680	178,483
SRC Energy, Inc.*	41,080	169,250
Penn Virginia Corp.*	4,860	147,501
Ring Energy, Inc.*	55,660	146,942
DMC Global, Inc.	2,870	128,978
Helix Energy Solutions Group, Inc.*	12,118	116,696
Geospace Technologies Corp.*	5,564	93,308
Total Energy		1,232,911

Communications - 5.0%
TechTarget, Inc.*	3,550	92,655
Viavi Solutions, Inc.*	5,828	87,420
Perficient, Inc.*	1,760	81,083
Extreme Networks, Inc.*	9,900	72,963
NIC, Inc.	2,560	57,216
Harmonic, Inc.*	7,277	56,761
Cogent Communications Holdings, Inc.	760	50,016
QuinStreet, Inc.*	3,240	49,604
8x8, Inc.*	2,000	36,600
Shutterstock, Inc.*	810	34,733
Total Communications		619,051

Basic Materials - 2.6%
Innospec, Inc.	1,110	114,819
Koppers Holdings, Inc.*	2,900	110,838
Schweitzer-Mauduit International, Inc.	1,500	62,985
Rogers Corp.*	280	34,924
Total Basic Materials		323,566

Total Common Stocks
(Cost $11,265,933)		12,227,039

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$53,446	53,446
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	17,234	17,234
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	17,234	17,234
Total Repurchase Agreements
(Cost $87,914)		87,914

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[4]	92,775	92,775
Total Securities Lending Collateral
(Cost $92,775)		92,775

Total Investments - 100.7%
(Cost $11,446,622)		$12,407,728
Other Assets & Liabilities, net - (0.7)%		(84,792)
Total Net Assets - 100.0%		$12,322,936

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,227,039	$—	$—	$12,227,039
Repurchase Agreements	—	87,914	—	87,914
Securities Lending Collateral	92,775	—	—	92,775
Total Assets	$12,319,814	$87,914	$—	$12,407,728

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $93,851 of securities loaned (cost $11,358,708)	$12,319,814
Repurchase agreements, at value (cost $87,914)	87,914
Receivables:
Fund shares sold	1,023,146
Securities sold	128,094
Dividends	12,688
Securities lending income	300
Interest	4
Total assets	13,571,960

Liabilities:
Payable for:
Securities purchased	1,069,283
Return of securities lending collateral	92,775
Fund shares redeemed	46,427
Management fees	6,680
Transfer agent and administrative fees	2,227
Investor service fees	2,227
Portfolio accounting fees	891
Trustees’ fees*	193
Miscellaneous	28,321
Total liabilities	1,249,024
Commitments and contingent liabilities (Note 12)	—
Net assets	$12,322,936

Net assets consist of:
Paid in capital	$11,125,433
Total distributable earnings (loss)	1,197,503
Net assets	$12,322,936
Capital shares outstanding	223,088
Net asset value per share	$55.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$114,535
Interest	2,003
Income from securities lending, net	5,081
Total investment income	121,619

Expenses:
Management fees	88,082
Investor service fees	29,361
Transfer agent and administrative fees	29,361
Professional fees	25,734
Portfolio accounting fees	11,744
Trustees’ fees*	4,131
Custodian fees	2,831
Line of credit fees	14
Miscellaneous	11,542
Total expenses	202,800
Net investment loss	(81,181)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,382,069
Net realized gain	2,382,069
Net change in unrealized appreciation (depreciation) on:
Investments	(722,819)
Net change in unrealized appreciation (depreciation)	(722,819)
Net realized and unrealized gain	1,659,250
Net increase in net assets resulting from operations	$1,578,069

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(81,181)	$(241,095)
Net realized gain (loss) on investments	2,382,069	(1,539,254)
Net change in unrealized appreciation (depreciation) on investments	(722,819)	(1,822,907)
Net increase (decrease) in net assets resulting from operations	1,578,069	(3,603,256)

Distributions to shareholders	—	(549,379)

Capital share transactions:
Proceeds from sale of shares	16,580,571	68,349,093
Distributions reinvested	—	549,379
Cost of shares redeemed	(22,841,246)	(68,178,483)
Net increase (decrease) from capital share transactions	(6,260,675)	719,989
Net decrease in net assets	(4,682,606)	(3,432,646)

Net assets:
Beginning of year	17,005,542	20,438,188
End of year	$12,322,936	$17,005,542

Capital share activity:
Shares sold	316,090	1,133,425
Shares issued from reinvestment of distributions	—	8,745
Shares redeemed	(439,562)	(1,167,579)
Net decrease in shares	(123,472)	(25,409)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$49.07	$54.95	$49.86	$42.01	$45.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.60)	(.47)	(.14)	(.30)
Net gain (loss) on investments (realized and unrealized)	6.53	(4.12)	8.25	7.99	.62
Total from investment operations	6.17	(4.72)	7.78	7.85	.32
Less distributions from:
Net realized gains	—	(1.16)	(2.69)	—	(3.98)
Total distributions	—	(1.16)	(2.69)	—	(3.98)
Net asset value, end of period	$55.24	$49.07	$54.95	$49.86	$42.01

Total Return[b]	12.57%	(9.03%)	16.08%	18.69%	(0.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,323	$17,006	$20,438	$20,844	$22,156
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(1.01%)	(0.90%)	(0.32%)	(0.64%)
Total expenses	1.73%	1.63%	1.61%	1.56%	1.50%
Portfolio turnover rate	190%	313%	280%	475%	282%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2019, S&P SmallCap 600® Pure Value Fund returned 20.68%, compared with a return of 23.05% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Consumer Discretionary sector, the Information Technology sector, and the Industrials sector. The Consumer Staples and Communications Services sectors detracted the most from return.

The stocks contributing the most to return of the underlying index were Ultra Clean Holdings, Inc., Sonic Automotive, Inc. — Class A, and Group 1 Automotive, Inc. Those detracting the most from return of the underlying index were Dean Foods Co., Orion Group Holdings, Inc., and Rayonier Advanced Materials, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Whiting Petroleum Corp.	1.6%
Southwestern Energy Co.	1.5%
Cooper-Standard Holdings, Inc.	1.5%
Denbury Resources, Inc.	1.5%
Gulfport Energy Corp.	1.4%
Office Depot, Inc.	1.4%
Greenbrier Companies, Inc.	1.4%
CONSOL Energy, Inc.	1.4%
Oasis Petroleum, Inc.	1.3%
Kelly Services, Inc. — Class A	1.3%
Top Ten Total	14.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	20.68%	1.71%	7.95%
S&P SmallCap 600 Pure Value Index	23.05%	3.43%	9.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 30.3%
Cooper-Standard Holdings, Inc.*	4,136	$137,150
Office Depot, Inc.	47,060	128,944
Fossil Group, Inc.*	14,182	111,754
Red Robin Gourmet Burgers, Inc.*	3,060	101,041
MarineMax, Inc.*	6,016	100,407
Abercrombie & Fitch Co. — Class A	5,356	92,605
ScanSource, Inc.*	2,476	91,488
Genesco, Inc.*	1,901	91,096
Veritiv Corp.*	4,383	86,214
Big Lots, Inc.	3,000	86,160
Express, Inc.*	17,665	86,029
Titan International, Inc.	23,303	84,357
Barnes & Noble Education, Inc.*	18,890	80,660
William Lyon Homes — Class A*	4,010	80,120
Chico’s FAS, Inc.	19,264	73,396
Caleres, Inc.	2,982	70,823
Sonic Automotive, Inc. — Class A	2,135	66,185
Movado Group, Inc.	3,030	65,872
Signet Jewelers Ltd.	3,020	65,655
Group 1 Automotive, Inc.	656	65,600
G-III Apparel Group Ltd.*	1,870	62,645
Conn’s, Inc.*	5,000	61,950
American Axle & Manufacturing Holdings, Inc.*	5,606	60,321
Core-Mark Holding Company, Inc.	2,191	59,573
Anixter International, Inc.*	642	59,128
Designer Brands, Inc. — Class A	3,210	50,525
Wabash National Corp.	3,420	50,240
Hawaiian Holdings, Inc.	1,540	45,107
Michaels Companies, Inc.*	5,180	41,906
Cooper Tire & Rubber Co.	1,446	41,572
Tupperware Brands Corp.	4,640	39,811
Cato Corp. — Class A	2,105	36,627
Haverty Furniture Companies, Inc.	1,802	36,328
Ethan Allen Interiors, Inc.	1,880	35,833
Daktronics, Inc.	5,860	35,687
Garrett Motion, Inc.*	3,510	35,065
GameStop Corp. — Class A1	5,656	34,389
Shoe Carnival, Inc.	910	33,925
Unifi, Inc.*	1,329	33,571
J.C. Penney Company, Inc.*,1	27,676	30,997
Tailored Brands, Inc.[1]	7,040	29,146
Lumber Liquidators Holdings, Inc.*	2,660	25,988
Vista Outdoor, Inc.*	3,436	25,701
Vera Bradley, Inc.*	1,864	21,995
Total Consumer, Cyclical		2,753,586

Energy - 24.5%
Whiting Petroleum Corp.*	20,310	149,075
Southwestern Energy Co.*	57,100	138,182
Denbury Resources, Inc.*	95,180	134,204
Gulfport Energy Corp.*	42,980	130,659
CONSOL Energy, Inc.*	8,590	124,641
Oasis Petroleum, Inc.*	36,890	120,261
Renewable Energy Group, Inc.*	3,760	101,332
Green Plains, Inc.	6,555	101,144
TETRA Technologies, Inc.*	51,010	99,980
KLX Energy Services Holdings, Inc.*	15,160	97,630
HighPoint Resources Corp.*	57,000	96,330
Exterran Corp.*	12,261	96,004
ProPetro Holding Corp.*	8,130	91,462
SM Energy Co.	7,670	86,211
Valaris plc[1]	12,500	82,000
Laredo Petroleum, Inc.*	28,401	81,511
Bonanza Creek Energy, Inc.*	2,730	63,718
Matrix Service Co.*	2,320	53,082
SunCoke Energy, Inc.	7,580	47,223
Era Group, Inc.*	4,500	45,765
RPC, Inc.[1]	8,580	44,959
Oil States International, Inc.*	2,331	38,019
Nabors Industries Ltd.	12,920	37,210
Range Resources Corp.[1]	7,660	37,151
Noble Corporation plc*	30,360	37,039
US Silica Holdings, Inc.	5,569	34,249
Warrior Met Coal, Inc.	1,340	28,314
Oceaneering International, Inc.*	1,748	26,063
Total Energy		2,223,418

Industrial - 14.8%
Greenbrier Companies, Inc.	3,882	125,893
Atlas Air Worldwide Holdings, Inc.*	4,309	118,799
Olympic Steel, Inc.	6,053	108,470
Briggs & Stratton Corp.	14,929	99,427
ArcBest Corp.	3,465	95,634
TimkenSteel Corp.*	11,244	88,378
Lydall, Inc.*	4,081	83,742
Sanmina Corp.*	2,293	78,512
Echo Global Logistics, Inc.*	3,673	76,031
Granite Construction, Inc.	2,340	64,748
Bel Fuse, Inc. — Class B	2,907	59,593
TTM Technologies, Inc.*	3,490	52,525
Boise Cascade Co.	1,225	44,749
Hub Group, Inc. — Class A*	790	40,519
LSB Industries, Inc.*	8,960	37,632
Trinseo S.A.	1,010	37,582
Arcosa, Inc.	670	29,848
US Concrete, Inc.*	690	28,746
DXP Enterprises, Inc.*	620	24,683
Applied Optoelectronics, Inc.*	2,010	23,879
Aegion Corp. — Class A*	1,024	22,907
Total Industrial		1,342,297

Consumer, Non-cyclical - 11.3%
Kelly Services, Inc. — Class A	5,262	118,816
Andersons, Inc.	4,639	117,274
SpartanNash Co.	7,435	105,874
Seneca Foods Corp. — Class A*	2,219	90,513
Fresh Del Monte Produce, Inc.	2,470	86,401
Invacare Corp.	7,572	68,299
Magellan Health, Inc.*	849	66,434
TrueBlue, Inc.*	2,440	58,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Universal Corp.	913	$52,096
Team, Inc.*	3,099	49,491
Lannett Company, Inc.*	5,160	45,511
ABM Industries, Inc.	1,150	43,367
United Natural Foods, Inc.*	4,420	38,719
B&G Foods, Inc.[1]	2,100	37,653
Central Garden & Pet Co. — Class A*	940	27,598
Owens & Minor, Inc.	3,290	17,010
Central Garden & Pet Co.*	230	7,146
Total Consumer, Non-cyclical		1,030,908

Financial - 10.0%
EZCORP, Inc. — Class A*	15,739	107,340
INTL FCStone, Inc.*	1,966	96,000
Realogy Holdings Corp.[1]	8,590	83,151
FGL Holdings	5,010	53,356
iStar, Inc. REIT	3,390	49,189
American Equity Investment Life Holding Co.	1,430	42,800
Cedar Realty Trust, Inc. REIT	14,286	42,144
Hersha Hospitality Trust REIT	2,860	41,613
Stewart Information Services Corp.	987	40,260
Cadence BanCorp	1,913	34,683
Encore Capital Group, Inc.*	824	29,136
CBL & Associates Properties, Inc. REIT[1]	27,474	28,848
Customers Bancorp, Inc.*	1,190	28,334
United Insurance Holdings Corp.	2,200	27,742
Hope Bancorp, Inc.	1,764	26,213
Third Point Reinsurance Ltd.*	2,280	23,986
Berkshire Hills Bancorp, Inc.	690	22,687
Ready Capital Corp. REIT	1,470	22,667
Simmons First National Corp. — Class A	816	21,860
Horace Mann Educators Corp.	495	21,612
Opus Bank	815	21,084
United Fire Group, Inc.	470	20,553
Pacific Premier Bancorp, Inc.	615	20,052
Total Financial		905,310

Basic Materials - 3.8%
Kraton Corp.*	3,490	88,367
Rayonier Advanced Materials, Inc.	21,304	81,807
AdvanSix, Inc.*	2,829	56,467
Century Aluminum Co.*	7,440	55,912
AK Steel Holding Corp.*	11,460	37,703
Clearwater Paper Corp.*	1,366	29,178
Total Basic Materials		349,434

Communications - 3.2%
Gannett Company, Inc.	16,855	107,535
Consolidated Communications Holdings, Inc.	24,520	95,137
Scholastic Corp.	800	30,760
Spok Holdings, Inc.	2,200	26,906
NETGEAR, Inc.*	1,080	26,471
Total Communications		286,809

Technology - 1.6%
Donnelley Financial Solutions, Inc.*	5,896	61,731
Pitney Bowes, Inc.	7,470	30,104
Unisys Corp.*	2,390	28,346
Photronics, Inc.*	1,474	23,230
Total Technology		143,411

Total Common Stocks
(Cost $7,849,696)		9,035,173

RIGHTS††† - 0.0%
A Schulman, Inc.*,2	1,164	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.7%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	$36,161	36,161
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	11,660	11,660
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	11,660	11,660
Total Repurchase Agreements
(Cost $59,481)		59,481

	Shares
SECURITIES LENDING COLLATERAL†,4 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[5]	214,684	214,684
Total Securities Lending Collateral
(Cost $214,684)		214,684

Total Investments - 102.6%
(Cost $8,123,861)		$9,309,338
Other Assets & Liabilities, net - (2.6)%		(232,729)
Total Net Assets - 100.0%		$9,076,609

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$9,035,173	$—	$—		$9,035,173
Rights	—	—	—	*	—
Repurchase Agreements	—	59,481	—		59,481
Securities Lending Collateral	214,684	—	—		214,684
Total Assets	$9,249,857	$59,481	$—		$9,309,338

*	Includes securities with a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value - including $198,513 of securities loaned (cost $8,064,380)	$9,249,857
Repurchase agreements, at value (cost $59,481)	59,481
Receivables:
Fund shares sold	191,971
Dividends	6,626
Securities lending income	1,473
Interest	2
Total assets	9,509,410

Liabilities:
Payable for:
Return of securities lending collateral	214,684
Securities purchased	157,952
Fund shares redeemed	27,989
Management fees	5,982
Transfer agent and administrative fees	1,994
Investor service fees	1,994
Portfolio accounting fees	798
Trustees’ fees*	146
Miscellaneous	21,262
Total liabilities	432,801
Commitments and contingent liabilities (Note 12)	—
Net assets	$9,076,609

Net assets consist of:
Paid in capital	$11,150,766
Total distributable earnings (loss)	(2,074,157)
Net assets	$9,076,609
Capital shares outstanding	142,923
Net asset value per share	$63.51

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$115,238
Interest	1,292
Income from securities lending, net	6,986
Total investment income	123,516

Expenses:
Management fees	64,184
Investor service fees	21,395
Transfer agent and administrative fees	21,395
Professional fees	18,208
Portfolio accounting fees	8,558
Trustees’ fees*	2,752
Custodian fees	2,003
Line of credit fees	10
Miscellaneous	9,145
Total expenses	147,650
Net investment loss	(24,134)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	361,026
Net realized gain	361,026
Net change in unrealized appreciation (depreciation) on:
Investments	1,305,177
Net change in unrealized appreciation (depreciation)	1,305,177
Net realized and unrealized gain	1,666,203
Net increase in net assets resulting from operations	$1,642,069

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(24,134)	$18,260
Net realized gain (loss) on investments	361,026	(768,745)
Net change in unrealized appreciation (depreciation) on investments	1,305,177	(2,189,576)
Net increase (decrease) in net assets resulting from operations	1,642,069	(2,940,061)

Distributions to shareholders	(22,849)	—

Capital share transactions:
Proceeds from sale of shares	18,171,779	29,766,017
Distributions reinvested	22,849	—
Cost of shares redeemed	(19,151,588)	(36,159,635)
Net decrease from capital share transactions	(956,960)	(6,393,618)
Net increase (decrease) in net assets	662,260	(9,333,679)

Net assets:
Beginning of year	8,414,349	17,748,028
End of year	$9,076,609	$8,414,349

Capital share activity:
Shares sold	308,030	430,933
Shares issued from reinvestment of distributions	401	—
Shares redeemed	(324,852)	(538,553)
Net decrease in shares	(16,421)	(107,620)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$52.81	$66.48	$69.13	$52.48	$65.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	.08	(.23)	(.45)	(.06)
Net gain (loss) on investments (realized and unrealized)	11.06	(13.75)	(.20)	17.10	(8.15)
Total from investment operations	10.89	(13.67)	(.43)	16.65	(8.21)
Less distributions from:
Net investment income	(.19)	—	—	—	—
Net realized gains	—	—	(2.22)	—	(5.03)
Total distributions	(.19)	—	(2.22)	—	(5.03)
Net asset value, end of period	$63.51	$52.81	$66.48	$69.13	$52.48

Total Return[b]	20.68%	(20.58%)	(0.28%)	31.74%	(13.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,077	$8,414	$17,748	$28,408	$11,747
Ratios to average net assets:
Net investment income (loss)	(0.28%)	0.12%	(0.35%)	(0.44%)	(0.09%)
Total expenses	1.73%	1.62%	1.61%	1.56%	1.50%
Portfolio turnover rate	248%	194%	204%	303%	245%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the one year period ended December 31, 2019, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 28.43% while the underlying index returned 25.06% over the same period.

The sectors contributing the most to the return of the underlying index for the period were Consumer Discretionary, Industrials, and Financials sectors. No sector detracted from performance.

The stocks contributing the most to performance of the underlying index were ASML Holding N.V. — Class G, LVMH Moet Hennessy Louis Vuitton SE, and SAP SE. Those detracting the most from return of the underlying index were Nokia Oyj, Telefonica SA, and Banco Santander S.A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	22.8%
Nestle S.A. ADR	1.2%
Novartis AG ADR	0.9%
Roche Holding AG ADR	0.8%
HSBC Holdings plc ADR	0.6%
SAP SE ADR	0.6%
Total S.A. ADR	0.6%
ASML Holding N.V. — Class G	0.5%
AstraZeneca plc ADR	0.5%
Top Ten Total	54.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	31.2%
Switzerland	20.3%
France	19.9%
Germany	13.1%
Netherlands	5.9%
Spain	2.8%
Denmark	2.2%
Other	4.6%
Total Long–Term Investments	100.0%

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	28.43%	3.24%	1.59%
STOXX Europe 50 Index	25.06%	4.39%	3.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 17.0%

Consumer, Non-cyclical - 7.1%
Nestle S.A. ADR	441	$47,743
Novartis AG ADR	359	33,994
Roche Holding AG ADR	831	33,788
AstraZeneca plc ADR	385	19,196
GlaxoSmithKline plc ADR	372	17,480
Sanofi ADR	334	16,767
Diageo plc ADR	91	15,326
Novo Nordisk A/S ADR	258	14,933
British American Tobacco plc ADR	336	14,267
Unilever N.V. — Class Y1	215	12,354
Bayer AG ADR[1]	547	11,093
L’Oreal S.A. ADR	180	10,597
Anheuser-Busch InBev S.A. ADR[1]	127	10,419
Unilever plc ADR	178	10,176
Reckitt Benckiser Group plc ADR[1]	544	9,009
RELX plc ADR	300	7,581
Total Consumer, Non-cyclical		284,723

Financial - 2.9%
HSBC Holdings plc ADR	606	23,689
Allianz SE ADR	620	15,010
BNP Paribas S.A. ADR	345	10,243
Banco Santander S.A. ADR	2,467	10,213
Zurich Insurance Group AG ADR	225	9,225
AXA S.A. ADR	312	8,781
Lloyds Banking Group plc ADR	2,627	8,695
Prudential plc ADR[1]	192	7,314
ING Groep N.V. ADR	577	6,953
UBS Group AG*	543	6,831
Intesa Sanpaolo SpA ADR	403	6,339
Total Financial		113,293

Energy - 1.6%
Total S.A. ADR	397	21,954
BP plc ADR	503	18,983
Royal Dutch Shell plc — Class A ADR	310	18,284
Eni SpA ADR	189	5,852
Total Energy		65,073

Industrial - 1.5%
Siemens AG ADR	237	15,398
Airbus SE ADR	345	12,679
Vinci S.A. ADR	332	9,173
Schneider Electric SE ADR	409	8,343
Safran S.A. ADR	214	8,282
ABB Ltd. ADR[1]	267	6,432
Total Industrial		60,307

Basic Materials - 1.2%
Linde plc	83	17,671
BASF SE ADR	549	10,274
Air Liquide S.A. ADR	353	9,902
Rio Tinto plc ADR	165	9,794
Total Basic Materials		47,641

Technology - 1.1%
SAP SE ADR[1]	168	22,510
ASML Holding N.V. — Class G	69	20,420
Total Technology		42,930

Consumer, Cyclical - 0.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	197	18,374
Daimler AG ADR	511	6,940
Total Consumer, Cyclical		25,314

Utilities - 0.6%
Enel SpA ADR	1,160	9,106
Iberdrola S.A. ADR	220	9,088
National Grid plc ADR	112	7,019
Total Utilities		25,213

Communications - 0.4%
Deutsche Telekom AG ADR	489	7,966
Vodafone Group plc ADR	401	7,751
Total Communications		15,717

Total Common Stocks
(Cost $560,846)		680,211

MUTUAL FUNDS† - 48.9%
Guggenheim Strategy Fund II2	42,055	1,040,436
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	91,444	909,864
Total Mutual Funds
(Cost $1,953,853)		1,950,300

	Face Amount
U.S. TREASURY BILLS†† - 14.9%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	$595,000	594,146
Total U.S. Treasury Bills
(Cost $594,157)		594,146

REPURCHASE AGREEMENTS††,5 - 18.5%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	449,925	449,925
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	145,077	145,077
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	145,076	145,076
Total Repurchase Agreements
(Cost $740,078)		740,078

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.47%[7]	66,065	$66,065
Total Securities Lending Collateral
(Cost $66,065)		66,065

Total Investments - 101.0%
(Cost $3,914,999)		$4,030,800
Other Assets & Liabilities, net - (1.0)%		(40,982)
Total Net Assets - 100.0%		$3,989,818

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	31	Mar 2020	$4,367,513	$40,024

Equity Futures Contracts Purchased††
STOXX Europe 50 Index Futures Contracts	113	Mar 2020	4,279,724	15,520

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$680,211	$—	$—	$680,211
Mutual Funds	1,950,300	—	—	1,950,300
U.S. Treasury Bills	—	594,146	—	594,146
Repurchase Agreements	—	740,078	—	740,078
Securities Lending Collateral	66,065	—	—	66,065
Currency Futures Contracts**	40,024	—	—	40,024
Equity Futures Contracts**	15,520	—	—	15,520
Total Assets	$2,752,120	$1,334,224	$—	$4,086,344

**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
EUROPE 1.25x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$876,931	$3,620,932	$(3,450,000)	$(8,704)	$1,277	$1,040,436	42,055	$45,979
Guggenheim Ultra Short Duration Fund — Institutional Class	696,060	4,296,528	(4,080,000)	(5,036)	2,312	909,864	91,444	36,558
	$1,572,991	$7,917,460	$(7,530,000)	$(13,740)	$3,589	$1,950,300		$82,537

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $64,611 of securities loaned (cost $1,221,068)	$1,340,422
Investments in affiliated issuers, at value (cost $1,953,853)	1,950,300
Repurchase agreements, at value (cost $740,078)	740,078
Cash	2
Receivables:
Securities sold	85,444
Foreign tax reclaims	7,922
Dividends	7,205
Variation margin on futures contracts	5,213
Fund shares sold	3,393
Securities lending income	47
Interest	31
Total assets	4,140,057

Liabilities:
Payable for:
Return of securities lending collateral	66,065
Fund shares redeemed	58,454
Securities purchased	6,407
Management fees	3,549
Transfer agent and administrative fees	1,100
Investor service fees	1,100
Portfolio accounting fees	440
Trustees’ fees*	82
Miscellaneous	13,042
Total liabilities	150,239
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,989,818

Net assets consist of:
Paid in capital	$4,764,224
Total distributable earnings (loss)	(774,406)
Net assets	$3,989,818
Capital shares outstanding	37,168
Net asset value per share	$107.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,711)	$19,817
Dividends from securities of affiliated issuers	82,537
Interest	17,969
Income from securities lending, net	586
Total investment income	120,909

Expenses:
Management fees	42,354
Investor service fees	11,765
Transfer agent and administrative fees	11,765
Professional fees	7,312
Portfolio accounting fees	4,706
Trustees’ fees*	857
Custodian fees	436
Line of credit fees	10
Miscellaneous	9,051
Total expenses	88,256
Less:
Expenses waived by Adviser	(3,713)
Net expenses	84,543
Net investment income	36,366

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	60,922
Investments in affiliated issuers	(13,740)
Futures contracts	632,451
Foreign currency transactions	(1,388)
Net realized gain	678,245
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	79,978
Investments in affiliated issuers	3,589
Futures contracts	61,674
Foreign currency translations	113
Net change in unrealized appreciation (depreciation)	145,354
Net realized and unrealized gain	823,599
Net increase in net assets resulting from operations	$859,965

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,366	$73,856
Net realized gain (loss) on investments	678,245	(799,572)
Net change in unrealized appreciation (depreciation) on investments	145,354	(251,541)
Net increase (decrease) in net assets resulting from operations	859,965	(977,257)

Distributions to shareholders	(73,007)	(15,264)

Capital share transactions:
Proceeds from sale of shares	26,408,052	14,938,345
Distributions reinvested	73,007	15,264
Cost of shares redeemed	(25,965,356)	(16,999,276)
Net increase (decrease) from capital share transactions	515,703	(2,045,667)
Net increase (decrease) in net assets	1,302,661	(3,038,188)

Net assets:
Beginning of year	2,687,157	5,725,345
End of year	$3,989,818	$2,687,157

Capital share activity:
Shares sold	269,303	149,773
Shares issued from reinvestment of distributions	734	153
Shares redeemed	(264,674)	(172,823)
Net increase (decrease) in shares	5,363	(22,897)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$84.49	$104.66	$82.06	$88.28	$96.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	1.66	.25	.25	.66
Net gain (loss) on investments (realized and unrealized)	23.18	(21.46)	23.17	(6.25)	(7.35)
Total from investment operations	23.94	(19.80)	23.42	(6.00)	(6.69)
Less distributions from:
Net investment income	(1.08)	(.37)	(.82)	(.22)	(1.20)
Total distributions	(1.08)	(.37)	(.82)	(.22)	(1.20)
Net asset value, end of period	$107.35	$84.49	$104.66	$82.06	$88.28

Total Return[b]	28.43%	(18.97%)	28.60%	(5.58%)	(7.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,990	$2,687	$5,725	$2,553	$3,083
Ratios to average net assets:
Net investment income (loss)	0.77%	1.67%	0.26%	1.70%	0.63%
Total expenses[c]	1.88%	1.78%	1.80%	1.73%	1.66%
Net expenses[d]	1.80%	1.77%	1.80%	1.73%	1.66%
Portfolio turnover rate	391%	187%	121%	441%	620%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one year period ended December 31, 2019, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 39.03%, while the underlying index returned 19.84% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Information Technology, Industrials, and Consumer Discretionary. Consumer Staples and Utilities detracted the most from the performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were Tokyo Electron Ltd., Fast Retailing Co. Ltd., and Advantest Corp. Those detracting most from performance of the underlying index were FamilyMart Co. Ltd., Sumitomo Dainippon Pharma Co. Ltd., and Yamato Holdings Co. Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.6%
Total	47.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	39.03%	14.44%	9.85%
Nikkei-225 Stock Average Index	19.84%	8.26%	6.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 47.6%
Guggenheim Strategy Fund II1	19,764	$488,954
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	48,311	480,691
Total Mutual Funds
(Cost $969,370)		969,645

	Face Amount
U.S. TREASURY BILLS†† - 8.3%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	$169,000	168,758
Total U.S. Treasury Bills
(Cost $168,761)		168,758

FEDERAL AGENCY NOTES†† - 3.6%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[4]	75,000	75,000
Total Federal Agency Notes
(Cost $75,000)		75,000

REPURCHASE AGREEMENTS††,5 - 40.0%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	495,197	495,197
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	159,674	159,674
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	159,674	159,674
Total Repurchase Agreements
(Cost $814,545)		814,545

Total Investments - 99.5%
(Cost $2,027,676)		$2,027,948
Other Assets & Liabilities, net - 0.5%		9,219
Total Net Assets - 100.0%		$2,037,167

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Equity Futures Contracts	35	Mar 2020	$4,108,125	$19,107

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	35	Mar 2020	4,042,063	(11,218)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$969,645	$—	$—	$969,645
U.S. Treasury Bills	—	168,758	—	168,758
Federal Agency Notes	—	75,000	—	75,000
Repurchase Agreements	—	814,545	—	814,545
Equity Futures Contracts**	19,107	—	—	19,107
Total Assets	$988,752	$1,058,303	$—	$2,047,055

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$11,218	$—	$—	$11,218

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$683,491	$837,958	$(1,030,000)	$(935)	$(1,560)	$488,954	19,764	$17,990
Guggenheim Ultra Short Duration Fund — Institutional Class	456,957	954,419	(930,000)	(205)	(480)	480,691	48,311	14,446
	$1,140,448	$1,792,377	$(1,960,000)	$(1,140)	$(2,040)	$969,645		$32,436

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $243,761)	$243,758
Investments in affiliated issuers, at value (cost $969,370)	969,645
Repurchase agreements, at value (cost $814,545)	814,545
Receivables:
Variation margin on futures contracts	13,977
Dividends	2,515
Fund shares sold	2,164
Interest	146
Total assets	2,046,750

Liabilities:
Payable for:
Professional fees	2,774
Securities purchased	2,565
Management fees	1,162
Printing fees	885
Transfer agent and administrative fees	439
Investor service fees	439
Portfolio accounting fees	175
Fund shares redeemed	58
Trustees’ fees*	32
Miscellaneous	1,054
Total liabilities	9,583
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,037,167

Net assets consist of:
Paid in capital	$3,613,474
Total distributable earnings (loss)	(1,576,307)
Net assets	$2,037,167
Capital shares outstanding	23,867
Net asset value per share	$85.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$32,436
Interest	15,920
Total investment income	48,356

Expenses:
Management fees	14,323
Investor service fees	4,775
Transfer agent and administrative fees	4,775
Portfolio accounting fees	1,910
Professional fees	1,905
Trustees’ fees*	490
Custodian fees	344
Line of credit fees	7
Miscellaneous	4,317
Total expenses	32,846
Less:
Expenses waived by Adviser	(1,449)
Net expenses	31,397
Net investment income	16,959

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,399
Investments in affiliated issuers	(1,140)
Futures contracts	472,423
Net realized gain	482,682
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	45
Investments in affiliated issuers	(2,040)
Futures contracts	78,418
Net change in unrealized appreciation (depreciation)	76,423
Net realized and unrealized gain	559,105
Net increase in net assets resulting from operations	$576,064

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,959	$25,936
Net realized gain (loss) on investments	482,682	(441,002)
Net change in unrealized appreciation (depreciation) on investments	76,423	(253,910)
Net increase (decrease) in net assets resulting from operations	576,064	(668,976)

Distributions to shareholders	(25,936)	(556,668)

Capital share transactions:
Proceeds from sale of shares	10,910,626	31,061,412
Distributions reinvested	25,936	556,668
Cost of shares redeemed	(11,462,568)	(33,993,486)
Net decrease from capital share transactions	(526,006)	(2,375,406)
Net increase (decrease) in net assets	24,122	(3,601,050)

Net assets:
Beginning of year	2,013,045	5,614,095
End of year	$2,037,167	$2,013,045

Capital share activity:
Shares sold	151,194	341,586
Shares issued from reinvestment of distributions	348	6,993
Shares redeemed	(159,986)	(371,950)
Net decrease in shares	(8,444)	(23,371)

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$62.30	$100.82	$67.08	$61.65	$55.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.70	(.13)	(.06)	(.78)
Net gain (loss) on investments (realized and unrealized)	23.49	(19.56)	33.87	5.49	7.41
Total from investment operations	24.15	(18.86)	33.74	5.43	6.63
Less distributions from:
Net investment income	(1.10)	—	—	—	—
Net realized gains	—	(19.66)	—	—	—
Total distributions	(1.10)	(19.66)	—	—	—
Net asset value, end of period	$85.35	$62.30	$100.82	$67.08	$61.65

Total Return[b]	39.03%	(22.95%)	50.30%	8.86%	12.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,037	$2,013	$5,614	$2,499	$3,577
Ratios to average net assets:
Net investment income (loss)	0.89%	0.76%	(0.15%)	(0.50%)	(1.22%)
Total expenses[c]	1.72%	1.58%	1.83%	1.56%	1.50%
Net expenses[d]	1.64%	1.58%	1.83%	1.56%	1.50%
Portfolio turnover rate	153%	180%	73%	183%	87%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended December 31, 2019, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 4.61%, compared with a return of 0.23% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the British Pound, Canadian Dollar, and Japanese Yen. The Euro, Swedish Krona, and Swiss Franc detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	22.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	22.8%
Total	45.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	4.61%	3.16%	1.79%
U.S. Dollar Index	0.23%	1.32%	2.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	December 31, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 45.7%
Guggenheim Strategy Fund II1	13,082	$323,643
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	32,364	322,019
Total Mutual Funds
(Cost $644,862)		645,662

	Face Amount
FEDERAL AGENCY NOTES†† - 7.1%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$100,000	100,000
Total Federal Agency Notes
(Cost $100,000)		100,000

U.S. TREASURY BILLS†† - 3.8%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	54,000	53,922
Total U.S. Treasury Bills
(Cost $53,923)		53,922

REPURCHASE AGREEMENTS††,5 - 45.5%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20[6]	390,171	390,171
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20[6]	125,809	125,809
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20[6]	125,809	125,809
Total Repurchase Agreements
(Cost $641,789)		641,789

Total Investments - 102.1%
(Cost $1,440,574)		$1,441,373
Other Assets & Liabilities, net - (2.1)%		(29,268)
Total Net Assets - 100.0%		$1,412,105

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	22	Mar 2020	$2,115,190	$(10,320)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/18/20	7,415	$713,278	$(3,843)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2019.

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$645,662	$—	$—	$645,662
Federal Agency Notes	—	100,000	—	100,000
U.S. Treasury Bills	—	53,922	—	53,922
Repurchase Agreements	—	641,789	—	641,789
Total Assets	$645,662	$795,711	$—	$1,441,373

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$10,320	$—	$—	$10,320
Currency Index Swap Agreements**	—	3,843	—	3,843
Total Liabilities	$10,320	$3,843	$—	$14,163

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,112,218	$704,045	$(1,490,000)	$(3,972)	$1,352	$323,643	13,082	$24,159
Guggenheim Ultra Short Duration Fund — Institutional Class	941,620	921,220	(1,540,000)	(2,239)	1,418	322,019	32,364	21,302
	$2,053,838	$1,625,265	$(3,030,000)	$(6,211)	$2,770	$645,662		$45,461

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $153,923)	$153,922
Investments in affiliated issuers, at value (cost $644,862)	645,662
Repurchase agreements, at value (cost $641,789)	641,789
Receivables:
Dividends	2,027
Fund shares sold	196
Interest	176
Total assets	1,443,772

Liabilities:
Unrealized depreciation on OTC swap agreements	3,843
Payable for:
Licensing fees	5,945
Variation margin on futures contracts	5,764
Swap settlement	4,859
Professional fees	3,990
Securities purchased	2,060
Management fees	1,420
Transfer agent and administrative fees	429
Investor service fees	429
Portfolio accounting fees	171
Fund shares redeemed	82
Trustees’ fees*	46
Miscellaneous	2,629
Total liabilities	31,667
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,412,105

Net assets consist of:
Paid in capital	$2,356,735
Total distributable earnings (loss)	(944,630)
Net assets	$1,412,105
Capital shares outstanding	34,263
Net asset value per share	$41.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$45,461
Interest	23,753
Total investment income	69,214

Expenses:
Management fees	24,723
Investor service fees	6,867
Transfer agent and administrative fees	6,867
Licensing fees	6,170
Professional fees	4,708
Portfolio accounting fees	2,747
Trustees’ fees*	676
Custodian fees	497
Miscellaneous	4,245
Total expenses	57,500
Less:
Expenses waived by Adviser	(2,097)
Net expenses	55,403
Net investment income	13,811

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13
Investments in affiliated issuers	(6,211)
Swap agreements	(36,145)
Futures contracts	68,818
Net realized gain	26,475
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	32
Investments in affiliated issuers	2,770
Swap agreements	5,833
Futures contracts	31,978
Net change in unrealized appreciation (depreciation)	40,613
Net realized and unrealized gain	67,088
Net increase in net assets resulting from operations	$80,899

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,811	$21,820
Net realized gain on investments	26,475	290,467
Net change in unrealized appreciation (depreciation) on investments	40,613	(25,591)
Net increase in net assets resulting from operations	80,899	286,696

Distributions to shareholders	(21,820)	—

Capital share transactions:
Proceeds from sale of shares	43,014,728	22,522,330
Distributions reinvested	21,820	—
Cost of shares redeemed	(45,103,803)	(21,125,360)
Net increase (decrease) from capital share transactions	(2,067,255)	1,396,970
Net increase (decrease) in net assets	(2,008,176)	1,683,666

Net assets:
Beginning of year	3,420,281	1,736,615
End of year	$1,412,105	$3,420,281

Capital share activity:
Shares sold	1,024,231	599,981
Shares issued from reinvestment of distributions	523	—
Shares redeemed	(1,076,580)	(562,774)
Net increase (decrease) in shares	(51,826)	37,207

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$39.73	$35.53	$43.90	$43.45	$42.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.27	(.04)	(.23)	(.55)
Net gain (loss) on investments (realized and unrealized)	1.63	3.93	(7.67)	2.96	6.09
Total from investment operations	1.84	4.20	(7.71)	2.73	5.54
Less distributions from:
Net investment income	(.36)	—	—	—	—
Net realized gains	—	—	(.66)	(2.28)	(4.28)
Total distributions	(.36)	—	(.66)	(2.28)	(4.28)
Net asset value, end of period	$41.21	$39.73	$35.53	$43.90	$43.45

Total Return[b]	4.61%	11.82%	(17.65%)	7.00%	13.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,412	$3,420	$1,737	$5,644	$3,303
Ratios to average net assets:
Net investment income (loss)	0.50%	0.73%	(0.10%)	(0.57%)	(1.21%)
Total expenses[c]	2.09%	1.83%	1.80%	1.76%	1.70%
Net expenses[d]	2.02%	1.82%	1.80%	1.76%	1.70%
Portfolio turnover rate	102%	241%	88%	190%	177%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended December 31, 2019, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -4.85%, compared with a return of 0.23% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the British Pound, Canadian Dollar, and Japanese Yen. The Euro, Swedish Krona, and Swiss Franc detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	26.0%
Guggenheim Strategy Fund II	21.7%
Total	47.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(4.85%)	(5.30%)	(6.16%)
U.S. Dollar Index	0.23%	1.32%	2.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 47.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	15,308	$152,315
Guggenheim Strategy Fund II1	5,155	127,529
Total Mutual Funds
(Cost $279,098)		279,844

	Face Amount
FEDERAL AGENCY NOTES†† - 8.5%
Farmer Mac
1.73% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[2]	$50,000	50,000
Total Federal Agency Notes
(Cost $50,000)		50,000

U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	17,000	16,976
Total U.S. Treasury Bills
(Cost $16,976)		16,976

REPURCHASE AGREEMENTS††,5 - 41.5%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	148,153	148,153
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	47,771	47,771
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	47,771	47,771
Total Repurchase Agreements
(Cost $243,695)		243,695

Total Investments - 100.6%
(Cost $589,769)		$590,515
Other Assets & Liabilities, net - (0.6)%		(3,479)
Total Net Assets - 100.0%		$587,036

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	10	Mar 2020	$961,450	$7,425

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/18/20	2,242	$215,684	$2,434

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$279,844	$—	$—	$279,844
Federal Agency Notes	—	50,000	—	50,000
U.S. Treasury Bills	—	16,976	—	16,976
Repurchase Agreements	—	243,695	—	243,695
Currency Futures Contracts**	7,425	—	—	7,425
Currency Index Swap Agreements**	—	2,434	—	2,434
Total Assets	$287,269	$313,105	$—	$600,374

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$212,172	$285,877	$(370,000)	$114	$(634)	$127,529	5,155	$5,396
Guggenheim Ultra Short Duration Fund — Institutional Class	132,622	374,791	(355,000)	85	(183)	152,315	15,308	4,798
	$344,794	$660,668	$(725,000)	$199	$(817)	$279,844		$10,194

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $66,976)	$66,976
Investments in affiliated issuers, at value (cost $279,098)	279,844
Repurchase agreements, at value (cost $243,695)	243,695
Unrealized appreciation on OTC swap agreements	2,434
Receivables:
Variation margin on futures contracts	2,620
Dividends	619
Swap settlement	388
Interest	84
Total assets	596,660

Liabilities:
Payable for:
Fund shares redeemed	5,746
Licensing fees	1,117
Securities purchased	633
Management fees	369
Transfer agent and administrative fees	114
Investor service fees	114
Portfolio accounting fees	45
Trustees’ fees*	10
Miscellaneous	1,476
Total liabilities	9,624
Commitments and contingent liabilities (Note 12)	—
Net assets	$587,036

Net assets consist of:
Paid in capital	$1,996,877
Total distributable earnings (loss)	(1,409,841)
Net assets	$587,036
Capital shares outstanding	10,451
Net asset value per share	$56.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$10,194
Interest	4,846
Total investment income	15,040

Expenses:
Management fees	5,400
Investor service fees	1,500
Transfer agent and administrative fees	1,500
Licensing fees	1,289
Professional fees	1,023
Portfolio accounting fees	600
Trustees’ fees*	154
Custodian fees	115
Miscellaneous	920
Total expenses	12,501
Less:
Expenses waived by Adviser	(476)
Net expenses	12,025
Net investment income	3,015

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	199
Swap agreements	(4,535)
Futures contracts	(862)
Net realized loss	(5,196)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10
Investments in affiliated issuers	(817)
Swap agreements	(1,604)
Futures contracts	1,879
Net change in unrealized appreciation (depreciation)	(532)
Net realized and unrealized loss	(5,728)
Net decrease in net assets resulting from operations	$(2,713)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,015	$4,772
Net realized loss on investments	(5,196)	(120,142)
Net change in unrealized appreciation (depreciation) on investments	(532)	(10,579)
Net decrease in net assets resulting from operations	(2,713)	(125,949)

Distributions to shareholders	(4,772)	—

Capital share transactions:
Proceeds from sale of shares	15,676,550	5,364,653
Distributions reinvested	4,772	—
Cost of shares redeemed	(15,668,672)	(5,435,766)
Net increase (decrease) from capital share transactions	12,650	(71,113)
Net increase (decrease) in net assets	5,165	(197,062)

Net assets:
Beginning of year	581,871	778,933
End of year	$587,036	$581,871

Capital share activity:
Shares sold	284,024	83,147
Shares issued from reinvestment of distributions	86	—
Shares redeemed	(283,428)	(84,935)
Net increase (decrease) in shares	682	(1,788)

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$59.56	$67.40	$56.49	$61.90	$74.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.40	(.14)	(.11)	(.80)
Net gain (loss) on investments (realized and unrealized)	(3.17)	(8.24)	11.05	(5.30)	(11.71)
Total from investment operations	(2.89)	(7.84)	10.91	(5.41)	(12.51)
Less distributions from:
Net investment income	(.50)	—	—	—	—
Total distributions	(.50)	—	—	—	—
Net asset value, end of period	$56.17	$59.56	$67.40	$56.49	$61.90

Total Return[b]	(4.85%)	(11.63%)	19.31%	(8.71%)	(16.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$587	$582	$779	$687	$1,297
Ratios to average net assets:
Net investment income (loss)	0.50%	0.61%	(0.22%)	(0.63%)	(1.22%)
Total expenses[c]	2.08%	1.82%	1.80%	1.76%	1.71%
Net expenses[d]	2.00%	1.81%	1.80%	1.76%	1.71%
Portfolio turnover rate	187%	213%	367%	250%	232%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately. At December 31, 2019, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

82 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the

THE RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

84 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$10,678,981	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,445,180	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,394,586	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	931,143

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

THE RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$569,691	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	184,829

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2019
Europe 1.25x Strategy Fund	$15,520	$40,024	$—	$55,544
Japan 2x Strategy Fund	19,107	—	—	19,107
Weakening Dollar 2x Strategy Fund	—	7,425	2,434	9,859

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2019
Japan 2x Strategy Fund	$—	$11,218	$—	$11,218
Strengthening Dollar 2x Strategy Fund	—	10,320	3,843	14,163

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

86 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$913,672	$(281,221)	$—	$632,451
Japan 2x Strategy Fund	422,473	49,950	—	472,423
Strengthening Dollar 2x Strategy Fund	—	68,818	(36,145)	32,673
Weakening Dollar 2x Strategy Fund	—	(862)	(4,535)	(5,397)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$34,421	$27,253	$—	$61,674
Japan 2x Strategy Fund	179,863	(101,445)	—	78,418
Strengthening Dollar 2x Strategy Fund	—	31,978	5,833	37,811
Weakening Dollar 2x Strategy Fund	—	1,879	(1,604)	275

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent

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amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$2,434	$—	$2,434	$—	$—	$2,434

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$3,843	$—	$3,843	$(3,843)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$3,713
Japan 2x Strategy Fund	1,449
Strengthening Dollar 2x Strategy Fund	2,097
Weakening Dollar 2x Strategy Fund	476

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bonds
1.53%			0.38% - 3.38%
Due 01/02/20	$52,221,118	$52,225,557	07/15/25 - 04/15/32	$29,508,166	$30,293,286
			U.S. Treasury Notes
			1.38% - 2.50%
			02/28/21 - 10/31/26	16,685,500	17,041,602
			U.S. Treasury Bond
			6.25%
			08/15/23	3,032,900	3,592,802
			U.S. Treasury Floating Rate Note
			1.61%
			10/31/20	2,332,000	2,337,154
			U.S. Treasury Bills
			0.00%
			01/02/20 - 08/13/20	700	697
				51,559,266	53,265,541

BofA Securities, Inc.			U.S. Treasury Note
1.50%			2.00%
Due 01/02/20	16,838,493	16,839,896	10/31/22	16,936,000	17,175,334

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	16,838,493	16,839,803	10/15/24	17,030,300	17,175,300

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering

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their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Growth Fund	$159,612	$(159,612)	$—	$162,748		$—	$162,748
S&P MidCap 400® Pure Value Fund	566,223	(566,223)	—	613,614		—	613,614
S&P SmallCap 600® Pure Growth Fund	93,851	(92,775)	1,076	92,775	*	—	92,775
S&P SmallCap 600® Pure Value Fund	198,513	(198,513)	—	214,684		—	214,684
Europe 1.25x Strategy Fund	64,611	(64,611)	—	66,065		—	66,065

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.
*	Subsequent to December 31, 2019, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$893,743	$893,743
S&P 500® Pure Value Fund	269,858	404,516	674,374
S&P SmallCap 600® Pure Value Fund	22,849	—	22,849
Europe 1.25x Strategy Fund	73,007	—	73,007
Japan 2x Strategy Fund	25,936	—	25,936
Strengthening Dollar 2x Strategy Fund	21,820	—	21,820
Weakening Dollar 2x Strategy Fund	4,772	—	4,772

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$2,314,070	$1,894,330	$4,208,400
S&P 500® Pure Value Fund	1,352,538	1,769,311	3,121,849
S&P MidCap 400® Pure Growth Fund	1,253,366	295,683	1,549,049
S&P MidCap 400® Pure Value Fund	389,206	1,523,738	1,912,944
S&P SmallCap 600® Pure Growth Fund	—	549,379	549,379
Europe 1.25x Strategy Fund	15,264	—	15,264
Japan 2x Strategy Fund	248,466	308,202	556,668

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$4,642,186	$2,223,099	$5,397,256	$—	$12,262,541
S&P 500® Pure Value Fund	1,770,962	—	2,498,749	—	4,269,711
S&P MidCap 400® Pure Growth Fund	—	554,226	924,061	—	1,478,287
S&P MidCap 400® Pure Value Fund	307,784	—	657,605	—	965,389
S&P SmallCap 600® Pure Growth Fund	—	442,827	754,676	—	1,197,503
S&P SmallCap 600® Pure Value Fund	—	—	(136,529)	(1,937,628)	(2,074,157)
Europe 1.25x Strategy Fund	34,978	—	65,475	(874,859)	(774,406)
Japan 2x Strategy Fund	16,959	—	(660)	(1,592,606)	(1,576,307)
Strengthening Dollar 2x Strategy Fund	13,811	—	(597)	(957,844)	(944,630)
Weakening Dollar 2x Strategy Fund	3,015	—	555	(1,413,411)	(1,409,841)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
S&P SmallCap 600® Pure Value Fund	$(886,582)	$(1,051,046)	$(1,937,628)
Europe 1.25x Strategy Fund	(687,407)	(187,452)	(874,859)
Japan 2x Strategy Fund	(633,880)	(958,726)	(1,592,606)
Strengthening Dollar 2x Strategy Fund	(386,156)	(571,688)	(957,844)
Weakening Dollar 2x Strategy Fund	(583,201)	(830,210)	(1,413,411)

For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P MidCap 400® Pure Growth Fund	$967,905
S&P MidCap 400® Pure Value Fund	485,755
S&P SmallCap 600® Pure Growth Fund	1,655,681
S&P SmallCap 600® Pure Value Fund	256,518
Europe 1.25x Strategy Fund	639,245
Japan 2x Strategy Fund	562,023
Strengthening Dollar 2x Strategy Fund	59,529

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Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$1,549,895	$(1,549,895)
S&P 500® Pure Value Fund	182,162	(182,162)
S&P MidCap 400® Pure Growth Fund	(57,377)	57,377
S&P MidCap 400® Pure Value Fund	44,587	(44,587)
S&P SmallCap 600® Pure Growth Fund	(37,218)	37,218
S&P SmallCap 600® Pure Value Fund	(14,831)	14,831

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$36,836,143	$5,600,768	$(203,512)	$5,397,256
S&P 500® Pure Value Fund	30,122,118	2,618,162	(119,413)	2,498,749
S&P MidCap 400® Pure Growth Fund	11,941,021	1,021,072	(97,011)	924,061
S&P MidCap 400® Pure Value Fund	9,337,023	842,525	(184,920)	657,605
S&P SmallCap 600® Pure Growth Fund	11,653,052	861,060	(106,384)	754,676
S&P SmallCap 600® Pure Value Fund	9,445,867	—	(136,529)	(136,529)
Europe 1.25x Strategy Fund	3,965,414	70,412	(5,026)	65,386
Japan 2x Strategy Fund	2,028,608	14,892	(15,552)	(660)
Strengthening Dollar 2x Strategy Fund	1,441,970	—	(597)	(597)
Weakening Dollar 2x Strategy Fund	589,960	555	—	555

Note 9 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$79,036,210	$88,728,876
S&P 500® Pure Value Fund	48,380,176	55,562,825
S&P MidCap 400® Pure Growth Fund	24,889,465	28,351,214
S&P MidCap 400® Pure Value Fund	18,639,936	20,161,027
S&P SmallCap 600® Pure Growth Fund	22,952,470	29,230,219
S&P SmallCap 600® Pure Value Fund	21,264,608	22,262,338
Europe 1.25x Strategy Fund	14,954,208	14,715,435
Japan 2x Strategy Fund	1,792,378	1,960,000
Strengthening Dollar 2x Strategy Fund	1,625,265	3,030,000
Weakening Dollar 2x Strategy Fund	660,668	725,000

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The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
S&P 500® Pure Growth Fund	$19,214,568	$16,120,991	$418,190
S&P 500® Pure Value Fund	10,941,473	8,683,907	512,630
S&P MidCap 400 Pure Growth Fund	3,861,678	2,570,231	100,869
S&P MidCap 400 Pure Value Fund	1,954,500	4,582,766	403,051
S&P SmallCap 600 Pure Growth Fund	2,630,112	2,942,097	291,787
S&P SmallCap 600 Pure Value Fund	1,939,707	4,129,013	357,900
Europe 1.25x Strategy Fund	1,287,298	1,868,810	98,532

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. The Funds did not have any borrowings outstanding under this agreement at December 31, 2019.

The average daily balances borrowed for the year ended December 31, 2019, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$1,984
S&P 500® Pure Value Fund	622
S&P MidCap 400® Pure Growth Fund	600
S&P MidCap 400® Pure Value Fund	734
S&P SmallCap 600® Pure Growth Fund	425
S&P SmallCap 600® Pure Value Fund	332
Europe 1.25x Strategy Fund	288
Japan 2x Strategy Fund	225

Note 11 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The

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plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Value Fund	100.00%
S&P SmallCap 600® Pure Value Fund	100.00%

With respect to the taxable year ended December 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$893,743	$1,534,299
S&P 500® Pure Value Fund	404,516	—
S&P MidCap 400® Pure Growth Fund	—	52,511
S&P MidCap 400® Pure Value Fund	—	11,691
S&P SmallCap 600® Pure Growth Fund	—	45,261

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	80,976,563	3,278,383
Angela Brock-Kyle	80,976,448	3,278,498
Donald A. Chubb, Jr.	80,889,189	3,365,757
Jerry B. Farley	80,698,759	3,556,187
Roman Friedrich III	80,706,634	3,548,312
Thomas F. Lydon, Jr.	80,699,239	3,555,707
Ronald A. Nyberg	80,694,478	3,560,468
Sandra G. Sponem	80,774,487	3,480,459
Ronald E. Toupin, Jr.	80,771,319	3,483,627
Amy J. Lee	80,977,346	3,277,600

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

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How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

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If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 107

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra Sponem.  Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018 were $895,431, and $873,067, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2019 and December 31, 2019 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2019 and December 31, 2018 were $298,531 and $304,132, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $298,531, and $304,132, respectively.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer
Date	March 6, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 6, 2020

*	Print the name and title of each signing officer under his or her signature.